     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 24, 2002



                                             1933 ACT REGISTRATION NO. 333-88768

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-14


               REGISTRATION STATEMENT
                      UNDER THE
               SECURITIES ACT OF 1933                  [ ]
          PRE-EFFECTIVE AMENDMENT NO.   1              [X]
          POST-EFFECTIVE AMENDMENT NO. ____            [ ]


                             ---------------------

                                   VAN KAMPEN

                                 TAX FREE TRUST

 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (Address of Principal Executive Offices)

                        TELEPHONE NUMBER: (630) 684-6000
                             ---------------------


              A. THOMAS SMITH III, ESQ.                                    COPIES TO:
                  MANAGING DIRECTOR                                   WAYNE W. WHALEN, ESQ.
           1 PARKVIEW PLAZA, PO BOX 5555,                             THOMAS A. HALE, ESQ.
        OAKBROOK TERRACE, ILLINOIS 60181-5555            SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
       (Name and Address of Agent for Service)                           333 WEST WACKER
                                                                     CHICAGO, ILLINOIS 60606


                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


     TITLE OF SECURITIES BEING REGISTERED: COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE. THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS COMMON SHARES OF BENEFICIAL INTEREST BASED ON SECTION 24(F) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND IS IN A CONTINUOUS OFFERING OF SUCH SHARES UNDER AN EFFECTIVE REGISTRATION STATEMENT (FILE NOS. 2-99715 AND 811-4386). NO FILING FEE IS DUE HEREWITH BECAUSE OF RELIANCE ON SECTION 24(F) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement is organized as follows:

     -- Questions and Answers to Shareholders of Van Kampen Florida Insured Tax
        Free Income Fund

     -- Notice of Special Meeting of Shareholders of Van Kampen Florida Insured
        Tax Free Income Fund

     -- Prospectus/Proxy Statement regarding the proposed Reorganization of Van
        Kampen Florida Insured Tax Free Income Fund into Van Kampen Insured Tax Free Income Fund

     -- Prospectus of Van Kampen Insured Tax Free Income Fund

     -- Statement of Additional Information regarding the proposed
        Reorganization of Van Kampen Florida Insured Tax Free Income Fund into Van Kampen Insured Tax Free Income Fund

     -- Part C Information

     -- Exhibits

                                --  JULY 2002  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              TO SHAREHOLDERS OF:
                           VAN KAMPEN FLORIDA INSURED
                              TAX FREE INCOME FUND

                                                             QUESTIONS & ANSWERS

---------------------------------------
  We recommend that you read the complete Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.
---------------------------------------
Q
       WHY IS A SHAREHOLDER MEETING BEING HELD?
A      You are being asked to vote
on a reorganization (the "Reorganization") of Van Kampen Florida Insured Tax Free Income Fund (the "Target Fund") into Van Kampen Insured Tax Free Income Fund (the "Acquiring Fund"), a fund that pursues a similar investment objective. Q
       WHY IS THE REORGANIZATION BEING RECOMMENDED?
A      The purpose of the proposed
Reorganization is to permit the shareholders of the Target Fund to (i) achieve certain economies of scale from the Acquiring Fund's larger net asset size and the potentially lower operating expenses (excluding any fee waivers) associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs. In addition, effective July 1, 2003, exemptions from the Florida intangible personal property tax will increase. The effect of such increased exemptions will be to reduce the Florida intangible personal property tax benefit of investing in shares of the Target Fund.
Q
       HOW WILL THE REORGANIZATION AFFECT ME?
A      Assuming shareholders of the
Target Fund approve the Reorganization, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund, and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund equal in value at the time of issuance to your shares of the Target Fund. Unlike the Target Fund, the Acquiring Fund does not, as part of its investment objective, seek income exempt from Florida intangible personal property taxes. In evaluating the Reorganization, Target Fund shareholders should consider the impact of losing the exemption from Florida intangible personal property taxes. Q
       WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?
A      You will pay no sales loads or
commissions in connection with the Reorganization. The costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting, will be shared by Van Kampen Investment Advisory Corp. and the Acquiring Fund. As more fully discussed in the combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the Acquiring Fund acquired in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the Target Fund.
Q
       HOW DO ADVISORY AND OTHER OPERATING FEES PAID BY THE ACQUIRING FUND COMPARE TO THOSE PAYABLE BY THE TARGET FUND?
A      Management of the funds
anticipates that, as a result of the Reorganization, shareholders of the Target Fund would be subject to lower investment advisory fees and lower total operating expenses as a percentage of net assets. The total operating expenses of the Target Fund are currently less than those of the Acquiring Fund, but only because of voluntary fee waivers or reimbursements from the Target Fund's investment adviser. Absent such voluntary fee waivers or reimbursements, the total operating expenses of the Target Fund would be significantly higher than those of the Acquiring Fund. There can be no assurance that such waivers or reimbursements will continue for the Target Fund if the Reorganization is not completed.
Q
       WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE ACQUIRING FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?
A      If the Reorganization is
approved, your interest in shares of the Target Fund automatically will be converted into shares of the Acquiring Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the Acquiring Fund equal in value to your class of shares of the Target Fund. Holders of Class A shares of the Target Fund will receive Class A shares of the Acquiring Fund; holders of Class B shares of the Target Fund will receive Class B shares of the Acquiring Fund; and holders of Class C shares of the Target Fund will receive Class C shares of the Acquiring Fund. No certificates for Acquiring Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).
Q
       WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?
A      The Reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt solely of the shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the Acquiring Fund or as a result of its liquidation.

Q
       WHAT IF I REDEEM OR EXCHANGE MY SHARES OF THE TARGET FUND BEFORE THE REORGANIZATION TAKES PLACE?
A      If you choose to redeem or
exchange your shares of the Target Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction.

Q
       WHERE DO I MAIL MY VOTING INSTRUCTION CARD?
A      You may use the enclosed
postage-paid envelope to mail your proxy card to:

       Proxy Tabulator
       61 Accord Park Drive
       Norwell, MA 02061

Q
       WHERE DO I CALL IF I HAVE QUESTIONS ABOUT THIS PROSPECTUS/PROXY
       STATEMENT?

A      We will be happy to answer
your questions about the proxy solicitation. Please call us at 1-800-341-2911 between 7:30 a.m. and 5:00 p.m., Central time, Monday through Friday. Telecommunication Device for the Deaf users may call 1-800-421-2833.


                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION - mark "For," "Against" or "Abstain".

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                                                           PROXY
VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                   FOR  AGAINST  ABSTAIN
1.   The proposal to approve the Agreement and Plan of             [ ]    [ ]      [ ]
     Reorganization.

Please be sure to sign and date this Proxy. Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                SAMPLE

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                               1 PARKVIEW PLAZA,
                     OAKBROOK TERRACE, ILLINOIS 60181-5555

                                 (800) 341-2911


                           NOTICE OF SPECIAL MEETING
                                AUGUST 28, 2002

  A Special Meeting of shareholders of Van Kampen Florida Insured Tax Free Income Fund will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on August 28, 2002 at 3:00 p.m. (the "Special Meeting"), for the following purposes:

    (1) To approve an Agreement and Plan of Reorganization pursuant to which the Van Kampen Florida Insured Tax Free Income Fund would (i) transfer all of its assets to the Van Kampen Insured Tax Free Income Fund in exchange solely for Class A, B and C shares of beneficial interest of the Van Kampen Insured Tax Free Income Fund and the Van Kampen Insured Tax Free Income Fund's assumption of the liabilities of the Van Kampen Florida Insured Tax Free Income Fund,
  (ii) distribute such shares of the Van Kampen Insured Tax Free Income Fund to the holders of shares of the Van Kampen Florida Insured Tax Free Income Fund and (iii) be dissolved.

    (2) To transact such other business as may properly come before the Special Meeting.

  Shareholders of record as of the close of business on May 29, 2002 are entitled to vote at the Special Meeting or any adjournment thereof.

                                       For the Board of Trustees,


                                       Sara L. Badler


                                       Assistant Secretary


June 24, 2002

                             ---------------------

                      PLEASE VOTE PROMPTLY BY SIGNING AND
                         RETURNING THE ENCLOSED PROXY.
                             ---------------------

                           PROSPECTUS/PROXY STATEMENT

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

  This Prospectus/Proxy Statement is being furnished to shareholders of Van Kampen Florida Insured Tax Free Income Fund (the "Target Fund") and relates to the special meeting of shareholders of the Target Fund to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on August 28, 2002 at 3:00 p.m. and at any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on May 29, 2002 are entitled to vote at the Special Meeting or any adjournment thereof. The purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the Target Fund (the "Reorganization") into the Van Kampen Insured Tax Free Income Fund (the "Acquiring Fund"). The Reorganization would result in shareholders of the Target Fund in effect exchanging their Class A, B and C Shares of the Target Fund for corresponding Class A, B and C Shares of the Acquiring Fund. The purpose of the Reorganization is to permit shareholders of the Target Fund to (i) achieve certain economies of scale from the Acquiring Fund's larger net asset size and the potentially lower operating expenses (excluding any fee waivers) associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.


  Each of the Acquiring Fund and the Target Fund is a series of the Van Kampen Tax Free Trust, an open-end management investment company (the "Tax Free Trust"). The investment objective of the Acquiring Fund is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The investment objective of the Target Fund is to provide investors with a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with the preservation of capital. The investment objective of the Target Fund is similar to the investment objective of the Acquiring Fund and the funds employ similar investment policies and practices in seeking to achieve their respective investment objectives. There can be no assurance that either fund will achieve its investment objective. The address, principal executive office and telephone number of the funds is 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, (630) 684-6000 or (800) 341-2911. The
enclosed proxy and this Prospectus/Proxy Statement are first being sent to Target Fund shareholders on or about July 1, 2002.


                             ---------------------

  Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                             ---------------------

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Class A, B or C Shares of the Acquiring Fund) and constitutes an offering of Class A, B and C Shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated June 24, 2002, relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "Acquiring Fund Prospectus") and Statement of Additional Information containing additional information about the Acquiring Fund, each dated January 28, 2002 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the Acquiring Fund Prospectus accompanies this Prospectus/Proxy Statement. A Prospectus (the "Target Fund Prospectus") and Statement of Additional Information containing additional information about the Target Fund, each dated January 28, 2002 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the Acquiring Fund or the Target Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN CLIENT RELATIONS BY CALLING (800) 341-2911 OR BY WRITING THE RESPECTIVE FUND AT THE ADDRESS SHOWN ABOVE.

                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  The Acquiring Fund and the Target Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the Acquiring Fund and the Target Fund can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC, 20549-0102 or on the EDGAR database on the SEC's internet site (http://www.sec.gov).

  The date of this Prospectus/Proxy Statement is June 24, 2002.

                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
THE PROPOSED REORGANIZATION.........................................       4
A.      SUMMARY.....................................................       4
          The Reorganization........................................       4
          Reasons for the Proposed Reorganization...................       5
          Comparison of the Acquiring Fund and the Target Fund......       7
B.      RISK FACTORS................................................      19
C.      THE PROPOSED REORGANIZATION.................................      20
          Terms of the Agreement....................................      20
          Description of Securities to be Issued....................      22
          Continuation of Shareholder Accounts and Plans; Share
          Certificates..............................................      22
          Material Federal Income Tax Consequences of the
          Reorganization............................................      23
          Expenses..................................................      24
          Legal Matters.............................................      25
D.      RECOMMENDATION OF THE BOARD.................................      25
OTHER INFORMATION...................................................      25
A.      SHAREHOLDERS OF THE ACQUIRING FUND AND THE TARGET FUND......      25
B.      SHAREHOLDER PROPOSALS.......................................      26
VOTING INFORMATION AND REQUIREMENTS.................................      27

                          THE PROPOSED REORGANIZATION

A. SUMMARY

  The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/Proxy Statement and the information attached hereto or incorporated herein by reference. As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Trustees of the Target Fund (the "Target Fund Board") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the Target Fund. As a result of the Reorganization, shareholders of the Target Fund would acquire an interest in the Acquiring Fund.

  Shareholders should read the entire Prospectus/Proxy Statement carefully together with (i) the Acquiring Fund Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement and (ii) the Target Fund Prospectus incorporated herein by reference. This Prospectus/Proxy Statement constitutes an offering of Class A, B and C Shares of the Acquiring Fund only.

THE REORGANIZATION

  This Prospectus/Proxy Statement is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization between the Tax Free Trust, on behalf of the Target Fund, and the Tax Free Trust, on behalf of the Acquiring Fund (the "Agreement"). The Agreement provides that the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for Class A, B and C Shares of beneficial interest of the Acquiring Fund and the Acquiring Fund's assumption of the liabilities of the Target Fund, (ii) distribute to each shareholder of the Target Fund shares of the respective class of shares of the Acquiring Fund equal in value to the shareholder's existing shares of the Target Fund and (iii) dissolve pursuant to a plan of liquidation and dissolution promptly following the Closing (as defined herein) (collectively, the "Reorganization").

  The Target Fund Board has determined that the Reorganization is in the best interests of shareholders of each class of shares of the Target Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board") has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of each class of shares of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

  The Target Fund Board is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on August 28, 2002. If shareholders of the Target Fund approve the Reorganization, it is expected that the Closing will be after the close of business on or about September 6, 2002, but it may be at a different time as described herein.

  THE TARGET FUND BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION. APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE TARGET FUND. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION

  The Target Fund Board believes that the proposed Reorganization would be in the best interests of the shareholders of the Target Fund because it would permit the shareholders of the Target Fund to (i) achieve certain economies of scale from the Acquiring Fund's larger net asset size and the potentially lower operating expenses (excluding fee waivers) associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds, and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

  In determining whether to recommend approval of the Reorganization to shareholders of the Target Fund, the Target Fund Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Target Fund and the Acquiring Fund before the Reorganization and the estimated expense ratios of the Acquiring Fund after the Reorganization;
(ii) the comparative investment performance of the Target Fund and the Acquiring Fund; (iii) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of Target Fund shareholder interests;
(iv) the advantages of eliminating duplication of effort in marketing funds having similar investment objectives in addition to the economies of scale potentially realized through the combination of the two funds; (v) the compatibility of the funds' investment objectives; (vi) the compatibility of the funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (vii) the costs estimated to be incurred by the Acquiring Fund and Van Kampen Investment Advisory Corp. (the "Adviser"), investment adviser to both the Target Fund and Acquiring Fund, as a result of the Reorganization; (ix) the future growth prospects of the Target Fund; and (ix) the anticipated tax consequences of the Reorganization, including differences in state tax treatment of the Target Fund and the Acquiring Fund. In this regard, the Target Fund Board reviewed information provided by the Adviser and Van Kampen Investments Inc., the parent corporation of the Adviser ("Van Kampen"), relating to the anticipated impact to the shareholders of the Target Fund as a result of the Reorganization. The Target Fund Board considered the probability that the elimination of duplicative operations and the increase in asset levels of the combined fund after the

Reorganization would result in the following potential benefits for shareholders of the Target Fund, although there can, of course, be no assurances in this regard:


  (1) Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of the Target Fund with the assets of the Acquiring Fund should lead to reduced total operating expenses for shareholders of the Target Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. The total operating expenses of the Target Fund are currently less than those of the Acquiring Fund but only because of such voluntary fee and expense waivers or reimbursements from the Adviser. Any reductions in expenses on a per share basis should, in turn, have a favorable effect on the relative total return to shareholders of the Target Fund. There can be no assurance that such waivers or reimbursements will continue for the Target Fund if the Reorganization is not completed. Management anticipates that the reorganization would have no or only a de minimis effect upon current shareholders of the Acquiring Fund.


  (2) Elimination of Separate Operations. Consolidating the Target Fund and the Acquiring Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. Consolidating the separate operations of the Target Fund with those of the Acquiring Fund should promote more efficient operations on a more cost-effective basis.

  (3) Benefits to the Portfolio Management Process. The larger net asset size of the Acquiring Fund generally permits it to purchase individual portfolio investments that are larger than those purchased by the Target Fund. These larger investments may result in reduced transaction costs or more favorable pricing and provide the opportunity for greater portfolio diversity.

  In addition, effective July 1, 2003, (i) the maximum amounts of taxable intangible personal property exempt from the Florida intangible personal property tax increase from $20,000 to $250,000 for single individuals and from $40,000 to $500,000 for married individuals filing jointly, and (ii) a $250,000 exemption from Florida intangible personal property tax for trusts and business entities will become available. These exemptions will be in addition to the $60,000 Florida intangible personal property tax credit provided under current Florida tax law. The effect of such increased exemptions from the Florida intangible personal property tax will be to further reduce the Florida intangible personal property tax benefit of investing in shares of the Target Fund. Public discussion continues regarding the possible repeal of the Florida intangible personal property tax or, alternatively, a further reduction in such tax. The increase in exemptions was slated to become effective January 1,

2002; however, national and state economic conditions prompted the Florida Legislature to delay the effective date during a Special Legislative session in the Fall of 2001.

  Based upon these and other factors, the Target Fund Board unanimously determined that the Reorganization is in the best interests of the shareholders of the Target Fund.

COMPARISON OF THE ACQUIRING FUND AND THE TARGET FUND

  INVESTMENT OBJECTIVES AND POLICIES. The Target Fund and the Acquiring Fund (each a "Fund" and together, the "Funds") have similar investment objectives. The investment objective of the Target Fund is to provide investors with a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The investment objective of the Acquiring Fund is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The most significant difference between the Funds' investment objectives is that the Target Fund seeks to provide a high level of current income exempt from both Florida intangible personal property taxes and federal income tax, while the Acquiring Fund seeks to provide income that is exempt from federal income tax only.

  The Target Fund seeks to achieve its investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of investment as to timely payment of principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO").

  The Acquiring Fund seeks to achieve its investment objective by investing substantially all of the Fund's assets in a portfolio of municipal securities that are insured at the time of purchase as to timely payment of principal and interest by an entity whose claims-paying ability is rated AAA by S&P or Aaa by Moody's or an equivalent rating by another NRSRO. Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Florida municipal securities are municipal securities which, in the opinion of bond counsel or other counsel of the issuers of such securities, are, at the time of issuance, exempt from Florida intangible personal property taxes.

  Each Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In selecting securities for investment, each Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, each Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although each Fund invests in insured municipal securities, insurance does not protect a Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments. Under normal market conditions, each Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, each Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, which are not insured.

  Each Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Each Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars.

  Each Fund may invest in zero coupon securities, which are debt securities that do not entitle the holder to periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Each Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. No specific limitation exists as to the percentage of either Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis. Each Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Each Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.

  Diversification. The Target Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Target Fund is not limited by the 1940 Act in the proportion of its total assets that it may invest in securities of a single issuer. However, the Target Fund's investments are limited so as to qualify the Fund for the special tax treatment afforded regulated investment companies under the federal tax laws. To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. The Acquiring Fund is registered as a "diversified" fund within the meaning of the 1940 Act, which means that the Acquiring Fund must satisfy the foregoing 5% requirement with respect to 75% of its total assets. Moreover, the Acquiring Fund has a fundamental investment restriction which provides that the Fund may not purchase securities of an issuer (other than tax exempt obligations guaranteed by the United States government or by its agencies or instrumentalities) if as a result more than 5% of its total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Acquiring Fund would hold more than 10% of the outstanding voting securities of any single issuer. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund's performance may fluctuate to a greater extent than that of a diversified fund as a result of changes in the financial condition or in the market's assessment of the issuers.

  INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. serves as investment adviser to each of the Funds. The Adviser is a wholly owned subsidiary of Van Kampen. Van Kampen is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of each of the Funds (the "Distributor"), is also a wholly owned subsidiary of Van Kampen. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

  The Target Fund is managed by the Adviser's Municipal team. The team is made up of established investment professionals. Current members of the team includes Dennis S. Pietrzak, an Executive Director of the Adviser, John R. Reynoldson, an Executive Director of the Adviser and Thomas M. Byron, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

  The Acquiring Fund is managed by the Adviser's Investment Grade Municipal team. The team is made up of established investment professionals. Current members of the team include James F. Willison, a Managing Director of the Adviser, Joseph R. Arcieri, an Executive Director of the Adviser and Joseph A.

Piraro, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

  ADVISORY AND OTHER FEES. The contractual advisory fees of the Acquiring Fund and the Target Fund are set forth below. Each of the Funds is obligated to pay the Adviser a monthly fee based on its average daily net assets.

  The Acquiring Fund's contractual advisory fee is as follows:

AVERAGE DAILY NET ASSETS                                  % PER ANNUM
------------------------                                  -----------
First $500 million......................................    0.525%
Next $500 million.......................................    0.500%
Next $500 million.......................................    0.475%
Over $1.5 billion.......................................    0.450%

  Applying this fee schedule, the Acquiring Fund paid the Adviser an advisory fee at the effective rate of 0.506% of the Acquiring Fund's average net assets for the Acquiring Fund's six months ended March 31, 2002.

  The Target Fund's contractual advisory fee is as follows:

AVERAGE DAILY NET ASSETS                                  % PER ANNUM
------------------------                                  -----------
First $500 million......................................    0.500%
Over $500 million.......................................    0.450%

  During the Target Fund's six months ended March 31, 2002, the contractual advisory fees were 0.50% of the Target Fund's net assets but the Target Fund paid the Adviser at an effective rate of 0% due to a voluntary fee waiver by the Adviser. Such fee waivers may be discontinued by the Adviser at any time.

  The Adviser retains the right from time to time to waive all or a portion of its management fee or to reimburse the respective Fund for all or a portion of its other expenses. For a complete description of each Fund's advisory services, see the section of the Fund's Prospectus entitled "Investment Advisory Services" and the section of the Acquiring Fund Statement of Additional Information entitled "Investment Advisory Agreement".

  The total operating expenses of the Acquiring Fund for the six months March 31, 2002 (on an annualized basis) were 0.87% of the average daily net assets for Class A Shares and 1.63% of the average daily net assets for Class B Shares and Class C Shares. No fee waivers or expense reimbursements were in effect with respect to the Acquiring Fund during such period.


  The total operating expenses (before fee waiver) of the Target Fund for the six months March 31, 2002 were 1.15% of average daily net assets for Class A Shares, 1.90% of the average daily net assets for Class B Shares and 1.89% of average daily net assets for Class C Shares. The total operating expenses (net of fee waiver) of the Target Fund were 0.63% of average daily net assets for Class A Shares, 1.38% of the average daily net assets for Class B Shares and 1.37% of the average daily net assets for Class C Shares, for that same period.


  The total operating expenses of the Target Fund are currently less than those of the Acquiring Fund, but only because of voluntary fee waivers or reimbursements from the fund's investment adviser. Absent such voluntary fee waivers or reimbursements, the total operating expenses of the Target Fund would be significantly higher than those of the Acquiring Fund. There can be no assurance that such waivers or reimbursements will continue for the Target Fund if the Reorganization is not completed.

  The Acquiring Fund and the Target Fund have adopted substantially identical distribution plans (the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act and have adopted substantially identical service plans (the "Service Plans"). Both the Acquiring Fund and the Target Fund can pay up to 0.25% of their respective average daily net assets attributable to Class A Shares for distribution-related expenses and for the provision of ongoing services to shareholders. Both the Acquiring Fund and the Target Fund can pay up to 0.75% of their respective average daily net assets attributable to Class B Shares and Class C Shares for reimbursement of certain distribution-related expenses. In addition, both the Acquiring Fund and the Target Fund can pay up to 0.25% of the respective average daily net assets attributable to Class B Shares and Class C Shares for the provision of ongoing services to shareholders. The distributor of both the Acquiring Fund's shares and the Target Fund's shares is Van Kampen Funds Inc. (the "Distributor"), a subsidiary of Van Kampen. For a complete description of these arrangements with respect to each Fund, see the section of the Fund's Prospectus entitled "Purchase of Shares" and the section of the Statement of Additional Information entitled "Distribution and Service".

                        FEE AND EXPENSE COMPARISON TABLE

EXPENSES. The table below sets forth the fees and expenses that investors may pay to buy and hold shares of the Funds including (i) the fees and expenses paid by the Acquiring Fund for the six month period ended March 31, 2002 (ii) the fees and expenses paid by the Target Fund for the six month period ended March 31, 2002 and (iii) pro forma fees and expenses for the combined fund.

                                              CLASS A SHARES                        CLASS B SHARES
                                    -----------------------------------   -----------------------------------
                                    ACQUIRING   TARGET   ACQUIRING FUND   ACQUIRING   TARGET   ACQUIRING FUND
                                      FUND       FUND      PRO FORMA        FUND       FUND      PRO FORMA
                                    ---------   ------   --------------   ---------   ------   --------------
SHAREHOLDER TRANSACTION EXPENSES
 (fees paid directly from your
 investment)
Maximum sales charge (load) imposed
 on purchases (as a percentage of
 offering price)...................   4.75%(1)  4.75%(1)     4.75%(1)        None      None         None
Maximum deferred sales charge (as a
 percentage of the lesser of the
 original purchase price or
 redemption proceeds)..............    None(2)   None(2)      None(2)       4.00%(3)  4.00%(3)     4.00%(3)
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from
 Fund assets)
Management fees(5).................    0.51      0.50(5)      0.51           0.51      0.50(5)      0.51
Distribution and/or service (12b-1)
 fees(6)...........................    0.25      0.25         0.25           1.00(7)   1.00(7)      1.00(7)
Other expenses(5)..................    0.11      0.40(5)      0.10           0.12      0.40(5)      0.10
                                      -----     -----        -----          -----     -----        -----
Total annual Fund operating
 expenses(5).......................    0.87      1.15(5)      0.86           1.63      1.90(5)      1.61
                                      -----     -----        -----          -----     -----        -----

                                               CLASS C SHARES
                                     -----------------------------------
                                     ACQUIRING   TARGET   ACQUIRING FUND
                                       FUND       FUND      PRO FORMA
                                     ---------   ------   --------------
SHAREHOLDER TRANSACTION EXPENSES
 (fees paid directly from your
 investment)
Maximum sales charge (load) imposed
 on purchases (as a percentage of
 offering price)...................     None      None         None
Maximum deferred sales charge (as a
 percentage of the lesser of the
 original purchase price or
 redemption proceeds)..............    1.00%(4)  1.00%(4)     1.00%(4)
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from
 Fund assets)
Management fees(5).................     0.51      0.50(5)      0.51
Distribution and/or service (12b-1)
 fees(6)...........................     1.00(7)   1.00(7)      1.00(7)
Other expenses(5)..................     0.12      0.39(5)      0.10
                                       -----     -----        -----
Total annual Fund operating
 expenses(5).......................     1.63      1.89(5)      1.61
                                       -----     -----        -----


Notes to Expense Comparison Table

(1) Reduced on purchases of $100,000 and over. Class A Shares of the Acquiring Fund received pursuant to the Reorganization will not be subject to a sales charge upon purchase.

(2) Investments of $1,000,000 or more are not subject to any sales charge at the time of purchase but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of purchase.

(3) Class B Shares of each Fund are subject to a contingent deferred sales charge equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a six year period as follows: Year 1 -- 4.00%; Year 2 -- 3.75%; Year 3 -- 3.50%; Year 4 -- 2.50%;
    Year 5 -- 1.50%; Year 6 -- 1.00%; and after Year 6 -- 0.00%.

(4) Class C Shares of each Fund are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase, which charge is reduced to zero thereafter.


(5) The Target Fund's investment adviser is currently waiving or reimbursing a portion of the Target Fund's management fees and other expenses such that the actual total annual fund operating expenses were 0.63% for Class A Shares, 1.38% for Class B Shares and 1.37% for Class C Shares for the six month period ended March 31, 2002. The fee waivers or expense reimbursements can be terminated at any time.


(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares.

(7) Because distribution and/or service (12b-1) fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXAMPLE. The following examples are intended to help you compare the costs of investing in the Acquiring Fund, both before and pro forma after the Reorganization, with the costs of investing in the Target Fund. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investments each have a 5% return each year and that each Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                              CLASS A SHARES                        CLASS B SHARES
                                    -----------------------------------   -----------------------------------
                                    ACQUIRING   TARGET   ACQUIRING FUND   ACQUIRING   TARGET   ACQUIRING FUND
                                      FUND       FUND      PRO FORMA        FUND       FUND      PRO FORMA
                                    ---------   ------   --------------   ---------   ------   --------------
Expense example of total operating
 expenses assuming redemption at
 the end of the period
 One year..........................  $  560     $  587       $  559        $  566     $  593       $  564
 Three years.......................     739        823          736           864        947          858
 Five years........................     934      1,078          929         1,037      1,176        1,026
 Ten years.........................   1,497      1,806        1,484         1,730      2,027        1,710
Expense example of total operating
 expenses assuming no redemption at
 the end of the period
 One year..........................  $  560     $  587       $  559        $  166     $  193       $  164
 Three years.......................     739        823          736           514        597          508
 Five years........................     934      1,078          929           887      1,076          876
 Ten years.........................   1,497      1,806        1,484         1,730      2,027        1,710

                                               CLASS C SHARES
                                     -----------------------------------
                                     ACQUIRING   TARGET   ACQUIRING FUND
                                       FUND       FUND      PRO FORMA
                                     ---------   ------   --------------
Expense example of total operating
 expenses assuming redemption at
 the end of the period
 One year..........................   $  266     $  292       $  264
 Three years.......................      514        594          508
 Five years........................      887      1,021          876
 Ten years.........................    1,933      2,212        1,911
Expense example of total operating
 expenses assuming no redemption at
 the end of the period
 One year..........................   $  166     $  192       $  164
 Three years.......................      514        594          508
 Five years........................      887      1,021          876
 Ten years.........................    1,933      2,212        1,911


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

  DISTRIBUTION, PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES. Both the Acquiring Fund and the Target Fund offer three classes of shares. The Class A Shares of each Fund are subject to an initial sales charge of up to 4.75%. The initial sales charge applicable to Class A Shares of the Acquiring Fund will be waived for Class A Shares acquired in the Reorganization. Any subsequent purchases of Class A Shares of the Acquiring Fund after the Reorganization will be subject to an initial sales charge of up to 4.75%, excluding Class A Shares purchased through the dividend reinvestment plan. Purchases of Class A Shares of each Fund in amounts of $1,000,000 or more are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within the first year after purchase. No contingent deferred sales charge will be imposed on Class A Shares of the Target Fund in connection with the Reorganization.

  The Class B Shares of each Fund do not incur a sales charge when they are purchased, but generally are subject to a contingent deferred sales charge of 4.00%, if redeemed within the first year after purchase, which charge is reduced to zero after a six year period. The deferred sales charge schedules for the Funds are identical.

  The Class C Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 1.00% if redeemed within the first year after purchase.

  No contingent deferred sales charge will be imposed on Class B Shares or Class C Shares of the Target Fund in connection with the Reorganization. The holding period and conversion schedule for Class B Shares or Class C Shares of the Acquiring Fund received in connection with the Reorganization will be measured from the earlier time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased such shares from any other fund advised by the Adviser and distributed by the Distributor and subsequently exchanged them for shares of the Target Fund.

  Shares of each Fund may be purchased by check, by electronic transfer, by bank wire and by exchange from certain other funds advised by the Adviser or Van Kampen Asset Management Inc. and distributed by the Distributor. For a complete description regarding purchase of shares and exchange of shares of the Acquiring Fund, see the sections of the Acquiring Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege." For a complete description regarding purchase of shares and exchange of shares of the Target Fund, see the sections of the Target Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege".

  Shares of each Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable contingent deferred sales charge). Shares of each Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of either Fund attempts to redeem shares within a short time after they have been purchased by check, the respective Fund may delay payment of the redemption proceeds until such Fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days.

  No further purchases of the shares of the Target Fund may be made after the date on which the shareholders of the Target Fund approve the Reorganization, and the stock transfer books of the Target Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the Target Fund. Redemption requests or transfer instructions received by the Target Fund after that date will be treated by the Target Fund as requests for the redemption or instructions for the transfer of the shares of the Acquiring Fund credited to the accounts of the shareholders of the Target Fund. Redemption requests or transfer instructions received by the Target Fund after the close of business on the day prior to the date of Closing will be forwarded to the Acquiring Fund. For a complete description of the redemption arrangements for each Fund, see the section of each Fund's Prospectus entitled "Redemption of Shares."

  CAPITALIZATION. The following table sets forth the capitalization of the Acquiring Fund and the Target Fund as of March 31, 2002, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                   CAPITALIZATION TABLE AS OF MARCH 31, 2002


                                                                  ACQUIRING FUND
                                   ACQUIRING FUND   TARGET FUND   PRO FORMA(1)(2)
                                   --------------   -----------   ---------------
NET ASSETS (IN THOUSANDS)
  Class A Shares.................    $1,098,967      $  41,115      $1,140,039
  Class B Shares.................        49,597         34,478          84,073
  Class C Shares.................        13,443          5,590          19,032
                                     ----------      ---------      ----------
         Total...................     1,162,007         81,183       1,243,144
                                     ==========      =========      ==========
NET ASSET VALUE PER SHARE
  Class A Shares.................         18.31          15.15           18.31
  Class B Shares.................         18.30          15.16           18.30
  Class C Shares.................         18.28          15.19           18.28
SHARES OUTSTANDING (IN THOUSANDS)
  Class A Shares.................        60,005          2,714          62,250
  Class B Shares.................         2,710          2,274           4,594
  Class C Shares.................           735            368           1,041
                                     ----------      ---------      ----------
         Total...................        63,450          5,356          67,885
                                     ==========      =========      ==========
SHARES AUTHORIZED
  Class A Shares.................     Unlimited      Unlimited       Unlimited
  Class B Shares.................     Unlimited      Unlimited       Unlimited
  Class C Shares.................     Unlimited      Unlimited       Unlimited


---------------

(1) The pro forma net assets and net asset value per share reflect the payment of 23% of the reorganization expenses of approximately $46,000 by the Acquiring Fund (allocated among the classes of approximately $43,000, $2,000 and $1,000 for Class A, Class B and Class C Shares, respectively). The remaining portion of the reorganization expenses will be paid by the Adviser.


(2) The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 2,245,000 Class A Shares, 1,884,000 Class B Shares and 306,000 Class C Shares reflecting the exchange of the assets and liabilities of the Target Fund for newly issued shares of the Acquiring Fund at the pro forma net asset value per share.

  PERFORMANCE INFORMATION. As a basis for evaluating each Fund's performance and risks, the table below shows how each Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Adviser believes is an appropriate benchmark for the Funds. Each Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of the Fund is not indicative of its future performance.

  In addition to before tax returns for each class of shares, the table also shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


                                                                PAST
                                                              10 YEARS
 AVERAGE ANNUAL TOTAL RETURNS FOR THE     PAST      PAST      OR SINCE
    PERIODS ENDED DECEMBER 31, 2001      1 YEAR    5 YEARS    INCEPTION
 ------------------------------------    ------    -------    ---------
Van Kampen Insured Tax Free Income
  Fund --
  Class A Shares --
     Return Before Taxes...............  -1.09%     3.98%       5.49%
     Return After Taxes on
       Distributions...................  -1.78%     3.70%       5.29%
     Return After Taxes on
       Distributions and Sale of Fund
       Shares..........................   1.31%     4.04%       5.38%
Van Kampen Florida Insured Tax Free
  Income Fund --
  Class A Shares --
     Return Before Taxes...............  -1.07%     4.27%       5.36%(5)
     Return After Taxes on
       Distributions...................  -1.08%     4.26%       5.35%(5)
     Return After Taxes on
       Distributions and Sale of Fund
       Shares..........................   1.12%     4.38%       5.31%(5)
Lehman Brothers Municipal Bond Index...   5.13%     5.98%       6.63%
                                                                6.53%(5)
-----------------------------------------------------------------------

                                                                PAST
                                                              10 YEARS
 AVERAGE ANNUAL TOTAL RETURNS FOR THE     PAST      PAST      OR SINCE
    PERIODS ENDED DECEMBER 31, 2001      1 YEAR    5 YEARS    INCEPTION
 ------------------------------------    ------    -------    ---------
Van Kampen Insured Tax Free Income
  Fund --
  Class B Shares --
     Return Before Taxes...............   -.78%     3.93%       4.52%(1)**
Van Kampen Florida Insured Tax Free
  Income Fund --
  Class B Shares
     Return Before Taxes...............   -.91%     4.26%       5.32%(5)**
Lehman Brothers Municipal Bond Index...   5.13%     5.98%       6.08%(2)
                                                                6.53%(5)
-----------------------------------------------------------------------
Van Kampen Insured Tax Free Income
  Fund --
  Class C Shares --
     Return Before Taxes...............   2.08%     4.17%       4.14%(3)
Van Kampen Florida Insured Tax Free
  Income Fund --
  Class C Shares --
     Return Before Taxes...............   2.26%     4.52%       5.30%(5)
Lehman Brothers Municipal Bond Index...   5.13%     5.98%       5.97%(4)
                                                                6.53%(5)

---------------
Inception dates: (1) 5/3/93, (2) 4/30/93, (3) 8/13/93, (4) 7/31/93, (5) 7/29/94.

* The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

  OTHER SERVICE PROVIDERS. The transfer agent for each Fund is Van Kampen Investor Services Inc., a wholly owned subsidiary of Van Kampen. The custodian for each Fund is State Street Bank and Trust Company. The financial statements of each Fund contained in the Fund's annual report to shareholders for the fiscal year ended September 30, 2001, have been audited by Ernst & Young LLP ("Ernst & Young"), 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors. These financial statements are incorporated by reference into this Prospectus/Proxy Statement. KPMG LLP, located at 303 East Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Funds' independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Funds and KPMG was based on a possible business relationship by KPMG with an affiliate of the Adviser.

The change in independent auditors was approved by each Fund's audit committee and each Fund's Board of Trustees, including Trustees who are not "interested persons" of such Fund (as defined in the 1940 Act). Unaudited pro forma financial statements reflecting the Acquiring Fund -- Pro Forma after the proposed Reorganization are contained in the Statement of Additional Information dated June 24, 2002, relating to this Prospectus/Proxy Statement. A copy of either Fund's annual report may be obtained by writing to the Fund or by calling 1-800-341-2929.

B. RISK FACTORS

  The investment objectives and investment policies and practices of the Funds are similar. The most significant difference between the Funds' investment objectives is that the Target Fund seeks to provide a high level of current income exempt from both Florida intangible personal property taxes and federal income tax, while the Acquiring Fund seeks to provide a high level of current income that is exempt from federal income tax only. Accordingly, the Target Fund invests primarily in insured Florida municipal securities, whereas the Acquiring Fund invests substantially all of its assets in insured municipal securities of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. Each Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax and may temporarily invest up to 10% of its total assets in tax-exempt money market funds, which are not insured. Each Fund may also use certain derivative instruments for various portfolio management purposes. To the extent that the investment objectives and investment policies and practices of the Acquiring Fund and the Target Fund are similar, the risks associated with an investment in the Funds are similar.

  The Acquiring Fund and the Target Fund have some dissimilar investment policies. To the extent that the investment policies of the Funds differ, the risks associated with an investment in the Acquiring Fund are different from the risks associated with an investment in the Target Fund. An investment in the Acquiring Fund may not be appropriate for all Target Fund shareholders. For a complete description of the risks of an investment in each Fund, see the sections in each Fund's Prospectus entitled "Risk/Return Summary" and "Investment Objectives, Policies, and Risks."

  The investment policies of the Funds differ in that the Target Fund invests primarily in insured Florida municipal securities, whereas the Acquiring Fund invests in insured municipal securities of various of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. Because the Acquiring Fund does not invest primarily in Florida municipal securities, an investment in the Acquiring Fund will not be exempt from Florida intangible personal property taxes. Since the Acquiring

Fund does not have a policy of investing primarily in Florida municipal securities, it is less likely to be affected by adverse political, economic or regulatory developments affecting issuers of Florida municipal securities. It is possible, however, that the broader municipal securities market could underperform relative to Florida municipal securities.

  The Target Fund is classified as non-diversified within the meaning of the 1940 Act, whereas the Acquiring Fund is registered as a "diversified" fund under the 1940 Act. Moreover, the Acquiring Fund has a fundamental investment restriction which provides that the Fund may not purchase securities of an issuer (other than tax exempt obligations guaranteed by the United States government or by its agencies or instrumentalities) if as a result more than 5% of its total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Acquiring Fund would hold more than 10% of the outstanding voting securities of a single issuer. To the extent that the Target Fund assumes large positions in the securities of a small number of issuers, the Target Fund's performance may fluctuate to a greater extent than that of a diversified fund as a result of changes in the financial condition or in the market's assessment of the issuers.

C. THE PROPOSED REORGANIZATION


  The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the Acquiring Fund or the Target Fund at (800) 341-2911 and asking for the "Reorganization SAI".


TERMS OF THE AGREEMENT

  Pursuant to the Agreement, the Acquiring Fund will acquire all of the assets and the liabilities of the Target Fund on the date of the Closing in consideration for Class A, B and C Shares of the Acquiring Fund.

  Subject to the Target Fund's shareholders approving the Reorganization, the closing (the "Closing") will occur within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Special Meeting or such later date as soon as practicable thereafter as the Acquiring Fund and the Target Fund may mutually agree.

  On the date of Closing, the Target Fund will transfer to the Acquiring Fund all of its assets and liabilities. The Acquiring Fund will in turn transfer to the Target Fund a number of its Class A, B and C Shares equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the date of Closing, as determined in accordance with the valuation method described in the Acquiring

Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

  The Target Fund expects to distribute the Class A, B and C Shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing and then dissolve pursuant to a plan of dissolution adopted by the Board. The Target Fund will be deregistered as an investment company under the 1940 Act.

  The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business.

  Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

    1.  the approval of the Reorganization by the Target Fund's shareholders;

    2. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

    3. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

    4. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

    5. the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

    6. the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

  The Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of Target Fund shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

  The Target Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund's shareholders (as described more fully in "THE PROPOSED REORGANIZATION--Reasons for the Proposed Reorganization") and that the interests of the Target Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

  SHARES OF BENEFICIAL INTEREST. Beneficial interests in the Acquiring Fund being offered hereby are represented by transferable Class A, B and C Shares, par value $0.01 per share.

  VOTING RIGHTS OF SHAREHOLDERS. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote.

  The Acquiring Fund is an open-end management investment company registered with the SEC under the 1940 Act. Therefore, in addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under the 1940 Act, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions, the approval of advisory contracts, distribution contracts and certain distribution-related plans, and the ratification of the selection of independent accountants.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Acquiring Fund. The shareholder services and shareholder programs of the Acquiring Fund and the Target Fund are substantially identical. Shareholders of the Target Fund who are accumulating Target Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to Target Fund shares, will retain the same rights and privileges after the Reorganization in connection with the Acquiring Fund Class A, B or C Shares received in the Reorganization through substantially identical plans maintained by the Acquiring Fund. Van Kampen Trust Company will continue to serve as custodian for the assets of Target Fund shareholders held in IRA accounts after the Reorganization. Such IRA investors will be sent appropriate documentation to confirm Van Kampen Trust Company's custodianship.

  It will not be necessary for shareholders of the Target Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the Target Fund, such certificates will become null and void. However, Target Fund shareholders holding such certificates may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION



  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.



  It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), special counsel to each Fund ("Skadden Arps"), dated as of the Closing date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:



    - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange solely for the Class A, B or C Shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.



    - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its Class A, B or C Shares of the Target Fund solely for, respectively, the Class A, B or C Shares of the Acquiring Fund pursuant to the Reorganization.



    - The aggregate tax basis of the Class A, B or C Shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Class A, B or C Shares of the Target Fund surrendered in exchange therefor.



    - The holding period of the Class A, B or C Shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the Class A, B or C Shares of the Target Fund surrendered in exchange therefor.

    - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Target Fund.

  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

EXPENSES

  The expenses of the Reorganization generally will be shared 23% by the Acquiring Fund and 77% by the Adviser in the event the Reorganization is completed, in approximate proportion to the benefits received by the Acquiring Fund and the Adviser in connection with the Reorganization. Management believes that shareholders of the Target Fund and the Acquiring Fund will benefit from the Reorganization due to anticipated decreases in operating expenses of each Fund and the Adviser will benefit from operational efficiencies of the combined Fund. See the "Fee and Expense Comparison Table" above. Management of the Target Fund and the Acquiring Fund estimates total Reorganization costs of approximately $201,000. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. The Acquiring Fund Board and the Target Fund Board have reviewed and approved the foregoing arrangements with respect to expenses and other charges relating to the Reorganization.

  As noted above, shareholders of the Target Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization. See "Distribution, Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, B and C Shares of the Acquiring Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to the Acquiring Fund and the Target Fund. Wayne
W. Whalen, a partner of Skadden Arps, is a Trustee of each Fund.

D. RECOMMENDATION OF THE BOARD

  The Target Fund Board has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of shareholders of each class of shares of the Target Fund. THE TARGET FUND BOARD RECOMMENDS VOTING "FOR" THE PROPOSED REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE ACQUIRING FUND AND THE
   TARGET FUND


  As of June 17, 2002, the trustees and officers of the Acquiring Fund as a group own less than 1% of the shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Class A, B or C Shares except as follows:



                                       NUMBER OF    CLASS OF    PERCENTAGE
      SHAREHOLDER AND ADDRESS           SHARES       SHARES      OF CLASS
      -----------------------          ---------    --------    ----------
Edward Jones & Co..................     302,575     A             11.25%
Attn: Mutual Fund..................      47,163     C              13.4%
Shareholder Accounting
201 Progress Pkwy
Maryland Heights, MO 63043-3009
MLPF&S For the Sole Benefit of its
  Customers........................     170,241     A              6.32%
Attn: Fund Administration B7A52....     188,955     B              8.61%
1800 Deer Lake Drive E 2nd Floor...      78,157     C             21.64%
Jacksonville, FL 32246-6484
Dean Witter Reynolds...............     234,887     B              10.7%
5 World Trade Center Floor 6.......      23,211     C              6.60%
New York, NY 10048-0205

                                       NUMBER OF    CLASS OF    PERCENTAGE
      SHAREHOLDER AND ADDRESS           SHARES       SHARES      OF CLASS
      -----------------------          ---------    --------    ----------
Ameritrade Inc FBO 4651101241......      25,228     C              7.17%
PO Box 2226
Omaha, NE 68103-2228



  At the close of business on May 29, 2002, the record date with respect to the Special Meeting, there were 2,699,808 Class A Shares, 2,190,037 Class B Shares and 361,510 Class C Shares of the Target Fund. As of June 17, 2002, the directors and officers of the Target Fund as a group own less than 1% of the outstanding shares of the Target Fund. As of June 17, 2002, no person was known by the Target Fund to own beneficially or of record as much as 5% of the Class A, B or C Shares of the Target Fund except as follows:



                                       NUMBER     CLASS OF   PERCENTAGE
      SHAREHOLDER AND ADDRESS         OF SHARES    SHARES     OF CLASS
      -----------------------         ---------   --------   ----------
Edward Jones & Co...................   158,358    B              5.80%
Attn: Mutual Fund...................    47,893    C              6.60%
Shareholder Accounting
201 Progress Pkwy
Maryland Heights, MO 63043-3009
MLPF&S For the Sole Benefit of its
  Customers.........................   144,483    B              6.38%
Attn: Fund Administration 97FYI.....    66,898    C              9.30%
1800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484
Dean Witter Reynolds................   253,677    B              9.41%
5 World Trade Center Floor 6
New York, NY 10048-0205
PFPC Brokerage Services.............   165,486    B              6.14%
FBO Primerica Financial Services
211 S. Gulph Road
King of Prussia, PA 19406-3101


B. SHAREHOLDER PROPOSALS

  As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Acquiring Fund or the Target Fund should send such proposal to the respective Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook

Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                      VOTING INFORMATION AND REQUIREMENTS

  Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Target Fund does not utilize cumulative voting.

  Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) have the effect of a vote "AGAINST" the Reorganization proposal because the required vote is a majority of the outstanding shares. One-half of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

  APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE TARGET FUND.

  In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies (including abstentions and broker non-votes) would be voted in favor of adjournment only if the Board determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the Target Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.



  Proxies of shareholders of the Target Fund are solicited by the Target Fund Board. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser, Van Kampen, or by dealers or their representatives. In addition, such solicitation servicing may also be provided by Management Information Services, a solicitation firm located in Norwell, MA, at a cost estimated to be approximately $1,500, plus reasonable expenses.


June 24, 2002

                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                                                        FITF

                           VAN KAMPEN TAX FREE TRUST
                            ON BEHALF OF ITS SERIES
                    VAN KAMPEN INSURED TAX FREE INCOME FUND

                        SUPPLEMENT DATED MARCH 28, 2002
      TO THE CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                             DATED JANUARY 28, 2002

The Prospectus is hereby supplemented as follows:

          The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES" is hereby amended by deleting Philip B. Rooney, effective March 27, 2002.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   TFIN SPT 3/02
                                                                      32 332 532

Van Kampen Insured Tax Free Income Fund
 -------------------------------------------------------------------------------

Van Kampen Insured Tax Free Income Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                   This Prospectus is dated JANUARY 28, 2002

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  13
Purchase of Shares..........................................  14
Redemption of Shares........................................  20
Distributions from the Fund.................................  22
Shareholder Services........................................  22
Federal Income Taxation.....................................  25
Financial Highlights........................................  27

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's assets in a portfolio of municipal securities that are insured at the time of purchase as to timely payment of principal and interest by a top-rated private insurance company.

The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal income taxes and selects securities which the Fund's investment adviser believes entail reasonable credit risk when considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions, and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.

Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. Under normal market conditions, up to 10% of the Fund's total assets may be invested in tax-exempt money market funds which are not insured. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities.

Generally, the Fund's municipal securities are insured as to timely payment of principal and interest by a top-rated private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.

Market risk is often greater among certain types of debt securities, such as zero coupon bonds. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

MUNICIPAL SECURITIES RISK. The Fund invests substantially all of its assets in insured municipal securities. The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Wish to add to their investment portfolio a fund that invests substantially all of its assets in insured municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.

BAR GRAPH

                                                                             ANNUAL RETURN
                                                                             -------------
1992                                                                              9.51
1993                                                                             12.32
1994                                                                             -6.31
1995                                                                             17.49
1996                                                                              3.64
1997                                                                              8.19
1998                                                                              5.65
1999                                                                             -5.03
2000                                                                             13.18
2001                                                                              3.86

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.35% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -6.08% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS                           PAST
    FOR THE                               10 YEARS
    PERIODS ENDED       PAST     PAST     OR SINCE
    DECEMBER 31, 2001  1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------
    Van Kampen
    Insured Tax Free
    Income Fund --
    Class A Shares     -1.09%    3.98%      5.49%
    Lehman Brothers
    Municipal Bond
    Index               5.13%    5.98%      6.63%
........................................................
    Van Kampen
    Insured Tax Free
    Income Fund --
    Class B Shares      -.78%    3.93%      4.52%(1)**
    Lehman Brothers
    Municipal Bond
    Index               5.13%    5.98%      6.08%(2)
........................................................
    Van Kampen
    Insured Tax Free
    Income Fund --
    Class C Shares      2.08%    4.17%      4.14%(3)
    Lehman Brothers
    Municipal Bond
    Index               5.13%    5.98%      5.97%(4)
........................................................

Inception dates: (1) 5/3/93, (2) 4/30/93, (3) 8/13/93, (4) 7/31/93.

 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

The current yield for the thirty-day period ended September 30, 2001 is 4.33% for Class A Shares, 3.76% for Class B Shares and 3.78% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees              0.51%        0.51%        0.51%
.................................................................
Distribution and/or
service (12b-1) fees(5)      0.25%        1.00%(6)     1.00%(6)
.................................................................
Other expenses               0.14%        0.14%        0.14%
.................................................................
Total annual fund
operating expenses           0.90%        1.65%        1.65%
.................................................................

(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declining thereafter as follows:

                         Year 1-4.00%
                         Year 2-3.75%
                         Year 3-3.50%
                         Year 4-2.50%
                         Year 5-1.50%
                         Year 6-1.00%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $562      $748       $  950      $1,530
.....................................................................
Class B Shares           $568      $870       $1,047      $1,754*
.....................................................................
Class C Shares           $268      $520       $  897      $1,955
.....................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $562      $748       $  950      $1,530
.....................................................................
Class B Shares           $168      $520       $  897      $1,754*
.....................................................................
Class C Shares           $168      $520       $  897      $1,955
.....................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's assets in a portfolio of municipal securities that are insured at the time of purchase as to timely payment of principal and interest by an entity whose claims-paying ability is rated AAA by Standard and Poor's ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO").

The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund's portfolio from early payment by issuers of such securities. In conducting its research and analysis, the Fund's investment adviser considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of an insured security, but only guarantees timely payment of principal and interest of such investments.

The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of current income exempt from federal income tax and selects securities that it believes entail reasonable credit risk when considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration, and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, which are not insured, and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax.

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest.

The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Although the Fund invests substantially all of its total assets in municipal securities that are insured at the time of purchase as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.

The Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, the Fund would be more susceptible to adverse economic, business or regulatory conditions in that state.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                          INSURED MUNICIPAL SECURITIES

The Fund invests substantially all of its assets in a portfolio of municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in insured securities at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the change. Such insurance could be provided as: Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issue of such municipal securities. Secondary Market Insurance is purchased by the Fund or a third party subsequent to the time of original issuance of a municipal security. Both Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Portfolio Insurance may be purchased by the Fund with respect to municipal securities which the Fund intends to purchase or already owns and would generally terminate when the municipal security is sold by the Fund or redeemed. There is no limitation on the percentage of the Fund's assets that may be invested in municipal securities insured by any type of insurance or by any given insurer.

Original Issue Insurance, Secondary Market Insurance and Portfolio Insurance generally do not insure payment on an accelerated basis, the payment of any redemption premium or the market value of the Fund's portfolio securities. Such insurance also does not insure against nonpayment of principal or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

The Fund invests in municipal securities insured by insurers whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or the equivalent by another NRSRO at the time of the Fund's investment. A subsequent downgrade by S&P, Moody's or another NRSRO of an insurer's claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline to below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an insurer will be able to honor its obligations with respect to municipal securities in the Fund's portfolio. For more information on insurance and a description of S&P's and Moody's claims-paying ability ratings of insurers, see the Fund's Statement of Additional Information.

                             DERIVATIVE INSTRUMENTS

The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, the illiquidity of the derivative instrument and, to the extent that the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if the Strategic Transactions had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS

The Fund may invest in zero coupon securities which are debt securities that do not entitle the holder to periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. The amount of non-cash interest income earned on zero-coupon securities is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal securities. If such municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality debt securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $73 billion under management or supervision as of December 31, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million          0.525%
...................................................
    Next $500 million           0.500%
...................................................
    Next $500 million           0.475%
...................................................
    Over $1,500 million         0.450%
...................................................

Applying this fee schedule, the effective advisory fee rate was 0.51% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Investment Grade Municipal team. The team is made up of established investment professionals. Current members of the team include James F. Willison, a Managing Director of the Adviser, Joseph R. Arcieri, an Executive Director of the Adviser and Joseph
A. Piraro, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values determined in good faith based upon yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees of the Fund. Securities for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
......................................................
    Second                      3.75%
......................................................
    Third                       3.50%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth                       1.00%
......................................................
    Seventh and After            None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a " company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under

     Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10)Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
    (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.

When a check is presented to the custodian bank, State Street Bank & Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that

Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.

Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excluded from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excluded if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.

While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.

Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the federal, state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended September 30, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998, and the fiscal years ended December 31, 1997 and 1996, has been audited by KPMG LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                               CLASS A SHARES
                                                                                      NINE MONTHS
                                                        FISCAL YEAR ENDED                ENDED          FISCAL YEAR ENDED
                                                          SEPTEMBER 30,              SEPTEMBER 30,         DECEMBER 31,
                                                   2001        2000        1999          1998            1997        1996
      ---------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................    $18.27      $18.08      $19.96        $19.63          $19.24      $19.55
                                                 --------    --------    --------      --------        --------    --------
       Net Investment Income...................       .86         .91         .91           .71             .97         .98
       Net Realized and Unrealized Gain/Loss...       .98         .17       (1.64)          .37             .55        (.30)
                                                 --------    --------    --------      --------        --------    --------
      Total from Investment Operations.........      1.84        1.08        (.73)         1.08            1.52         .68
                                                 --------    --------    --------      --------        --------    --------
      Less:
       Distributions from and in Excess of Net
         Investment Income.....................       .89         .88         .92           .72             .97         .99
       Distributions from Net Realized Gain....       -0-         .01         .23           .03             .16         -0-
                                                 --------    --------    --------      --------        --------    --------
      Total Distributions......................       .89         .89        1.15           .75            1.13         .99
                                                 --------    --------    --------      --------        --------    --------
      Net Asset Value, End of the Period.......    $19.22      $18.27      $18.08        $19.96          $19.63      $19.24
                                                 ========    ========    ========      ========        ========    ========
      Total Return.............................    10.28%(a)    6.13%(a)   -3.80%(a)      5.61%*(a)       8.19%(a)    3.65%(a)
      Net Assets at End of the Period (In
       millions)...............................  $1,129.6    $1,086.6    $1,178.3      $1,353.9        $1,283.5    $1,283.7
      Ratio of Expenses to Average Net
       Assets (d)..............................      .90%        .90%        .92%          .90%            .92%        .95%
      Ratio of Net Investment Income to Average
       Net Assets (d)..........................     4.55%       5.10%       4.77%         4.85%           5.07%       5.11%
      Portfolio Turnover.......................       80%         69%         92%           62%*            82%         92%

                                                                          CLASS B SHARES
                                                                                NINE MONTHS        FISCAL YEAR
                                                     FISCAL YEAR ENDED             ENDED              ENDED
                                                       SEPTEMBER 30,           SEPTEMBER 30,       DECEMBER 31,
                                                  2001      2000      1999         1998           1997      1996
      -----------------------------------------  ----------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................  $18.26    $18.08    $19.96       $19.63         $19.24    $19.55
                                                 ------    ------    ------       ------         ------    ------
       Net Investment Income...................     .70       .78       .76          .60            .82       .83
       Net Realized and Unrealized Gain/Loss...     .99       .15     (1.64)         .37            .55      (.30)
                                                 ------    ------    ------       ------         ------    ------
      Total from Investment Operations.........    1.69       .93      (.88)         .97           1.37       .53
                                                 ------    ------    ------       ------         ------    ------
      Less:
       Distributions from and in Excess of Net
         Investment Income.....................     .75       .74       .77          .61            .82       .84
       Distributions from Net Realized Gain....     -0-       .01       .23          .03            .16       -0-
                                                 ------    ------    ------       ------         ------    ------
      Total Distributions......................     .75       .75      1.00          .64            .98       .84
                                                 ------    ------    ------       ------         ------    ------
      Net Asset Value, End of the Period.......  $19.20    $18.26    $18.08       $19.96         $19.63    $19.24
                                                 ======    ======    ======       ======         ======    ======
      Total Return.............................   9.42%(b)  5.25%(b) -4.60%(b)     5.07%*(b)      7.36%(b)  2.83%(b)
      Net Assets at End of the Period (In
       millions)...............................   $49.2     $43.0     $56.8        $71.9          $70.1     $71.6
      Ratio of Expenses to Average Net
       Assets (d)..............................   1.69%     1.68%     1.68%        1.66%          1.69%     1.74%
      Ratio of Net Investment Income to Average
       Net Assets (d)..........................   3.76%     4.34%     3.99%        4.08%          4.29%     4.38%
      Portfolio Turnover.......................     80%       69%       92%          62%*           82%       92%

                                                                          CLASS C SHARES
                                                                                NINE MONTHS        FISCAL YEAR
                                                     FISCAL YEAR ENDED             ENDED              ENDED
                                                       SEPTEMBER 30,           SEPTEMBER 30,       DECEMBER 31,
                                                  2001      2000      1999         1998           1997      1996
      -----------------------------------------  ----------------------------------------------------------------
      Net Asset Value, Beginning of the
       Period..................................  $18.25    $18.08    $19.95       $19.63         $19.24    $19.55
                                                 ------    ------    ------       ------         ------    ------
       Net Investment Income...................     .69       .79       .76          .60            .82       .83
       Net Realized and Unrealized Gain/Loss...    1.00       .13     (1.63)         .37            .55      (.30)
                                                 ------    ------    ------       ------         ------    ------
      Total from Investment Operations.........    1.69       .92      (.87)         .97           1.37       .53
                                                 ------    ------    ------       ------         ------    ------
      Less:
       Distributions from and in Excess of Net
         Investment Income.....................     .75       .74       .77          .61            .82       .84
       Distributions from Net Realized Gain....     -0-       .01       .23          .04            .16       -0-
                                                 ------    ------    ------       ------         ------    ------
      Total Distributions......................     .75       .75      1.00          .65            .98       .84
                                                 ------    ------    ------       ------         ------    ------
      Net Asset Value, End of the Period.......  $19.19    $18.25    $18.08       $19.95         $19.63    $19.24
                                                 ======    ======    ======       ======         ======    ======
      Total Return.............................   9.42%(c)  5.19%(c) -4.55%(c)     5.02%*(c)      7.36%(c)  2.83%(c)
      Net Assets at End of the Period (In
       millions)...............................   $11.2      $5.4      $8.3         $6.8           $5.6      $4.9
      Ratio of Expenses to Average Net
       Assets (d)..............................   1.65%     1.68%     1.68%        1.66%          1.69%     1.74%
      Ratio of Net Investment Income to Average
       Net Assets (d)..........................   3.80%     4.35%     3.99%        4.06%          4.29%     4.37%
      Portfolio Turnover.......................     80%       69%       92%          62%*           82%       92%

    *  Non-Annualized

    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (d) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

Board of Trustees

 -------------------------------------------------------------------------------

J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Phillip B. Rooney
R. Craig Kennedy                Wayne W. Whalen*
Mitchell M. Merin*              Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

  - Call your broker

  - WEB SITE
     www.vankampen.com

  - FUNDINFO(R)
     Automated Telephone System 800-847-2424

  - INVESTOR SERVICES 800-341-2911

DEALERS

  - WEB SITE
     www.vankampen.com

  - FUNDINFO(R)
     Automated Telephone System 800-847-2424

  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN INSURED TAX FREE INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Insured Tax Free Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Insured Tax Free Income Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Insured Tax Free
Income Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                JANUARY 28, 2002

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                                   TFIN PRO 1/02
The Fund's Investment Company
Act File No. is 811-4986.

                           VAN KAMPEN TAX FREE TRUST
                         1 PARKVIEW PLAZA, PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555

                                 (800) 341-2911


                             ---------------------

                      STATEMENT OF ADDITIONAL INFORMATION

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

                                     BY THE

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

                              DATED JUNE 24, 2002

                             ---------------------


     This Statement of Additional Information provides information about the Van Kampen Insured Tax Free Income Fund (the "Acquiring Fund"), a series of the Van Kampen Tax Free Trust (the "Tax Free Trust"), an open-end management investment company, in addition to information contained in the Prospectus/Proxy Statement of the Tax Free Trust, dated June 24, 2002, which also serves as the proxy statement of the Van Kampen Florida Insured Tax Free Income Fund (the "Target Fund"), a series of the Tax Free Trust, in connection with the issuance of Class A, B and C Shares of the Acquiring Fund to shareholders of the Target Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement (dated June 24, 2002) into which it has been incorporated by reference and which may be obtained by contacting the Acquiring Fund located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 (telephone no. (630) 684-6000 or (800) 341-2911).


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Proposed Reorganization.....................................   2
Additional Information About the Acquiring Fund.............   2
Additional Information About the Target Fund................   7
Financial Statements........................................   7


     The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION

     The shareholders of the Target Fund are being asked to approve an acquisition of all the assets of the Target Fund solely in exchange for Class A, B and C Shares of the Acquiring Fund and the Acquiring Fund's assumption of the liabilities of the Target Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the Tax Free Trust on behalf of the Acquiring Fund and the Tax Free Trust on behalf of the Target Fund (the "Agreement"). A copy of the form of the Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Acquiring Fund, dated January 28, 2002, as supplemented, attached as Appendix B to this Statement of Additional Information.


     Provided below is additional information regarding Trustees and Officers, certain standing committees of the Acquiring Fund and the Trustees' approval of the investment advisory contract.



                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                             INDEPENDENT TRUSTEES:


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds in       57
1632 Morning Mountain Road               since 1991  the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                                    August 1996, Chairman, Chief Executive Officer
                                                     and President, MDT Corporation (now known as
                                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund Complex.       57
53 Monarch Bay Drive                     since 1999  Prior to January 1999, Chairman and Chief
Dana Point, CA 92629                                 Executive Officer of the Allstate Corporation
                                                     ("Allstate") and Allstate Insurance Company.
                                                     Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

Jerry D. Choate (63)        Director of Amgen
53 Monarch Bay Drive        Inc., a
Dana Point, CA 92629        biotechnological
                            company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Linda Hutton Heagy (54)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an         57
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of Metropolitan
                                                     Chicago and a member of the Women's Board of
                                                     the University of Chicago. Prior to 1997,
                                                     Partner, Ray & Berndtson, Inc., an executive
                                                     recruiting and management consulting firm.
                                                     Prior to 1996, Trustee of The International
                                                     House Board, a fellowship and housing
                                                     organization for international graduate
                                                     students. Formerly, Executive Vice President of
                                                     ABN AMRO, N.A., a Dutch bank holding company.
                                                     Prior to 1992, Executive Vice President of La
                                                     Salle National Bank.
R. Craig Kennedy (50)       Trustee      Trustee     Director and President, German Marshall Fund of      57
11 DuPont Circle, N.W.                   since 1993  the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Trustee/Director of funds in the
                                                     Fund Complex. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.
Jack E. Nelson (66)         Trustee      Trustee     President, Nelson Investment Planning Services,      57
423 Country Club Drive                   since 1984  Inc., a financial planning company and
Winter Park, FL 32789                                registered investment adviser in the State of
                                                     Florida. President, Nelson Ivest Brokerage
                                                     Services Inc., a member of the National
                                                     Association of Securities Dealers, Inc. and
                                                     Securities Investors Protection Corp.
                                                     Trustee/Director of funds in the Fund Complex.
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National Academy      57
2101 Constitution Ave.,                  since 1999  of Sciences/National Research Council, an
N.W.                                                 independent, federally chartered policy
Room 206                                             institution, since 1993. Trustee/Director of
Washington, D.C. 20418                               funds in the Fund Complex. Director of the
                                                     German Marshall Fund of the United States,
                                                     Trustee of Colorado College and Vice Chair of
                                                     the Board of the Council for Excellence in
                                                     Government. Prior to 1993, Executive Director
                                                     of the Commission on Behavioral and Social
                                                     Sciences and Education at the National Academy
                                                     of Sciences/ National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Linda Hutton Heagy (54)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606
R. Craig Kennedy (50)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (66)
423 Country Club Drive
Winter Park, FL 32789
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical
Room 206                    company, since
Washington, D.C. 20418      January 1998.

                             INTERESTED TRUSTEES:*


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of Morgan      57
1221 Avenue of the                       since 1999  Stanley Investment Management since December
Americas                                             1998. President and Director since April 1997
21st Floor                                           and Chief Executive Officer since June 1998 of
New York, NY 10020                                   Morgan Stanley Investment Advisors Inc. and
                                                     Morgan Stanley Dean Witter Services Company
                                                     Inc. Chairman, Chief Executive Officer and
                                                     Director of Morgan Stanley Distributors Inc.
                                                     since June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Trust. Director
                                                     of various Morgan Stanley subsidiaries.
                                                     President of the Morgan Stanley Funds since May
                                                     1999. Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer of
                                                     Morgan Stanley Investment Advisors Inc. and
                                                     Morgan Stanley Dean Witter Services Company
                                                     Inc. and Executive Vice President of Morgan
                                                     Stanley Distributors Inc. April 1997-June 1998,
                                                     Vice President of the Morgan Stanley Funds May
                                                     1997-April 1999, and Executive Vice President
                                                     of Dean Witter, Discover & Co. prior to May
                                                     1997.
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive Officer,        94
(56)                        President    since 1999  Director and Managing Director of Van Kampen
1 Parkview Plaza                                     Investments. Chairman, Director and Chief
P.O. Box 5555                                        Executive Officer of the Advisers, the
Oakbrook Terrace, IL 60181                           Distributor and Van Kampen Advisors Inc. since
                                                     1998. Managing Director of the Advisers, the
                                                     Distributor and Van Kampen Advisors Inc. since
                                                     July 2001. Director and Officer of certain
                                                     other subsidiaries of Van Kampen Investments.
                                                     Chief Sales and Marketing Officer of Morgan
                                                     Stanley Dean Witter Asset Management Inc.
                                                     Trustee/Director and President or Trustee,
                                                     President and Chairman of the Board of funds in
                                                     the Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley and Director of Dean Witter
                                                     Discover & Co. and Dean Witter Realty. Prior to
                                                     1996, Director of Dean Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,            94
333 West Wacker Drive                    since 1984  Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                                    to funds in the Fund Complex.
                                                     Trustee/Director/Managing General Partner of
                                                     funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020
Richard F. Powers, III*
(56)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS



                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director and President of the
45th Floor                    Chief Investment                Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056             Officer                         President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of the Americas   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
21st Floor                                                    Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.



     As of the date of this Statement of Additional Information, each trustee/director holds the same position with each of 57 operating open-end funds in the Fund Complex (the "Open-End Fund Complex").



COMMITTEES



     During the Fund's last fiscal year, the Fund had three standing committees (an audit committee, a brokerage and services committee and a retirement plan committee) and one ad hoc committee (a nominating committee). The Fund's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Fund's Board of Trustees concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments which the accountants may have regarding the Fund's financial statements, books of account or internal controls. The Fund's brokerage and services committee consists of Linda Hutton Heagy, Jack E. Nelson and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Fund's retirement plan committee consists of Linda Hutton Heagy, R. Craig Kennedy and Jack E. Nelson. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's last fiscal year, the audit committee of the Fund held 2 meetings and the brokerage and services committee of the Fund held 5 meetings. The retirement plan committee of the Fund does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan. The trustees of the Fund who are not "interested persons" of the Fund (as defined by the 1940 Act) select and nominate any other non-interested trustees of the Fund. The Fund has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. While the non-interested trustees of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.



     As of December 31, 2001, each trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Open-End Fund Complex overseen by the trustee in the dollar range amounts specified below.



INDEPENDENT TRUSTEES



                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                       DOLLAR RANGE OF        SECURITIES IN ALL REGISTERED INVESTMENT
                      EQUITY SECURITIES         COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE          IN THE FUND                   OPEN-END FUND COMPLEX
---------------       -----------------       ---------------------------------------
J. Miles Branagan           none                           over $100,000
Jerry D. Choate             none                          $10,001-$50,000
Linda Hutton Heagy          none                          $10,001-$50,000
R. Craig Kennedy         $1-$10,000                        over $100,000
Jack E. Nelson              none                                none
Suzanne H. Woolsey          none                          $10,001-$50,000



INTERESTED TRUSTEES



                                               AGGREGATE DOLLAR RANGE OF EQUITY
                         DOLLAR RANGE OF    SECURITIES IN ALL REGISTERED INVESTMENT
                        EQUITY SECURITIES    COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE            IN THE FUND               OPEN-END FUND COMPLEX
---------------         -----------------   ---------------------------------------
Mitchell M. Merin                none                    over $100,000
Richard F. Powers, III           none                    over $100,000
Wayne W. Whalen            $1-$10,000                    over $100,000

APPROVAL OF ADVISORY AGREEMENT



     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser and the Subadviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser and the Subadviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser and the Subadviser derives from their relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser, the Subadviser and their affiliated companies and the capability of the personnel of the Adviser and the Subadviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement and the Subadvisory Agreement were in the best interests of the Fund and its shareholders.


ADDITIONAL INFORMATION ABOUT THE TARGET FUND

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Target Fund, dated January 28, 2002, attached as Appendix C to this Statement of Additional Information.

FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended September 30, 2001, which are included in Appendix B hereto, (ii) the unaudited financial statements of the Acquiring Fund for six months ended March 31, 2002 as included in Appendix D hereto (iii) the audited financial statements of the Target Fund for the fiscal year ended September 30, 2001 which are included in Appendix C hereto, and (iv) the unaudited financial statements of the Target Fund for the six months ended March 31, 2002 as included in Appendix E hereto.

PRO FORMA FINANCIAL STATEMENTS

     Incorporated herein by reference in their entirety are the unaudited pro forma financial statements reflecting the Acquiring Fund--Pro Forma after the proposed Reorganization as included in Appendix F hereto.

                                                                      APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (the "Agreement") is made as of ________________, by and between Van Kampen Tax Free Trust (the "Tax Free Trust"), a registered investment company, Securities and Exchange Commission ("SEC") File No. 811-4386, on behalf of its series, Van Kampen Insured Tax
Free Income Fund (the "Acquiring Fund") and the Tax Free Trust, on behalf of its series, Van Kampen Florida Insured Tax Free Income Fund (the "Target Fund").


                                   WITNESSETH:

 WHEREAS, the Boards of Trustees of the Acquiring Fund (the "Acquiring Fund Board") and the Target Fund (the "Target Fund Board") have determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Target Fund is in the best interests of the shareholders of each respective fund; and

 WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

 NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION.

         A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the Closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) to the Acquiring Fund as more fully set forth on Schedule 1 hereto, and as amended from time to time prior to the Closing Date (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

         B. CONSIDERATION. In consideration thereof, the Acquiring Fund agrees that on the Closing Date the Acquiring Fund will (i) deliver to the Target Fund, full and fractional Class A, Class B and Class C Shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund having aggregate net asset values in an amount equal to the aggre-gate dollar value of the Assets net of any liabilities of the Target Fund described in Section 3E hereof (the "Liabilities") determined pursuant to
Section 3A of this Agreement (collectively, the "Acquiring Fund Shares") and
(ii) assume all of the Target Fund's Liabilities. The calculation of full and fractional Class A, Class B and Class C Shares of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fee being imposed.

2. CLOSING OF THE TRANSACTION.

         CLOSING DATE. The closing shall occur within fifteen (15) business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1B hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund shareholders, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Class A, Class B or Class C shares and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3. PROCEDURE FOR REORGANIZATION.

         A. VALUATION. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Target Fund.

         B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company or other custodian as designated by the Acquiring

Fund (collectively the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Van Kampen Investments Inc. ("Van Kampen") or a subsidiary or affiliate thereof.

         C. FAILURE TO DELIVER SECURITIES. If the Target Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the Target Fund's securities for the reason that any of such securities purchased by the Acquiring Fund have not yet been delivered to it by the Target Fund's broker or brokers, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.

         D. SHAREHOLDER ACCOUNTS. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund shareholders after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each shareholder of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of full and fractional Class A, Class B and Class C Shares of the Acquiring Fund then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the Target Fund, certificates representing shares of beneficial interest of the Target Fund shall become null and void.

         E. LIABILITIES. The Liabilities shall include all of Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.


         F. EXPENSES. In the event that the transactions contemplated herein are consummated, the Acquiring Fund agrees to pay 23% of and Van Kampen Investment Advisory Corp. agrees to pay 77% of (i) the reasonable outside expenses for the transactions contemplated herein; including, but not by way of limitation, the preparation of the Acquiring Fund's Registration Statement on Form N-14 (the

"Registration Statement") and the solicitation of the Target Fund shareholder proxies; (ii) the Target Fund counsel's reasonable attorney's fees; and (iii) the cost of rendering the tax opinion, more fully referenced in Section 7F below. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Van Kampen Investment Advisory Corp.

         G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with Delaware Law and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. TARGET FUND'S REPRESENTATIONS AND WARRANTIES.

         The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

         A. ORGANIZATION. The Target Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

         B. REGISTRATION. The Target Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and such registration has not been revoked or rescinded. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of beneficial interest of the Target Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended September 30, 2001, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the Target Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund's financial condition. All Liabilities were incurred by the Target Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Target Fund's Prospectus, there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

         G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Target Fund within the meaning of the Code as of the Closing Date.

         H. TAX RETURNS. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         I. CORPORATE AUTHORITY. The Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Target Fund Board, and except for obtaining approval of the holders of the shares of the Target Fund, no other corporate acts or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Target Fund and constitutes the legal, valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         J. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Target Fund does not and will not (i) violate any provision of the Target Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as set forth in Schedule 2 to this Agreement,
(i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

         K. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

         (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

         (2) issued any option to purchase or other right to acquire shares of the Target Fund granted by the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Target Fund;

         (3) any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

         (4) any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

         (5) any amendment of the Target Fund's organizational documents; or

         (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

         L. TITLE. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

         M. PROSPECTUS/PROXY STATEMENT. The registration statement filed on Form N-14, File No. 33-____, filed on ________, 2002 (the "Registration Statement") and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as it relates to the Target Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by the Acquiring Fund.

         N. TAX QUALIFICATION. The Target Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

         O. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

         P. TARGET FUND LIABILITIES. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5. THE ACQUIRING FUND'S REPRESENTATIONS AND WARRANTIES.

         The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

         A. ORGANIZATION. The Acquiring Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

         B. REGISTRATION. The Acquiring Fund is registered under the 1940 Act as an open-end, management investment company and such registration has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended September 30, 2001, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Acquiring Fund shall furnish to the Target Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition.

         F. MATERIAL AGREEMENTS. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund

Prospectus and Statement of Additional Information there are no material agreements outstanding to which the Acquiring Fund is a party.


         G. TAX RETURNS. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.


         H. CORPORATE AUTHORITY. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund Board, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) result in a material violation of any provision of the Acquiring Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund or (iii) result in a material violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as set forth in Schedule 3 to this Agreement, (i) no consent, approval, authorization, order or filing with notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

         J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

         K. SHARES OF THE ACQUIRING FUND: REGISTRATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the "Securities Act") and all applicable state securities laws.

         L. SHARES OF THE ACQUIRING FUND: AUTHORIZATION. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Acquiring Fund and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Target Fund.

         M. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

         N. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5N apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

         O. TAX QUALIFICATION. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

6. COVENANTS.

         During the period from the date of this Agreement and continuing until the Closing Date the Target Fund and Acquiring Fund each agrees that (except as expressly contemplated or permitted by this Agreement):

         A. OTHER ACTIONS. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         B. GOVERNMENT FILINGS; CONSENTS. The Target Fund and Acquiring Fund shall file all reports required to be filed by the Target Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate Secretary of State.

         C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Target Fund shall promptly prepare for filing with the SEC the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target

Fund which consent shall not unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

         D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

         E. SHAREHOLDERS MEETING. The Target Fund shall call a meeting of the Target Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Target Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Target Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

         F. COORDINATION OF PORTFOLIOS. The Target Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Target Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Target Fund.

         G. DISTRIBUTION OF THE SHARES. At Closing the Target Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund's shareholders and such that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring
Fund's transfer agent in the distribution of said shares.

         H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

         L. ADDITIONAL AGREEMENT. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the proper officers and trustees of each party to this Agreement shall take all such necessary action.

         J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

         K. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Target Fund, to render the tax opinion required herein.

         L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Target Fund shall declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE TARGET FUND.

         The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Target Fund, of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest the Target Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and the Target Fund shall have received a certificate of the President or Vice President of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

         F. TAX OPINION. The Target Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         G. OPINION OF COUNSEL. The Target Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that: (i) the Acquiring Fund is existing in good standing under the laws of its state of organization; (ii) the Acquiring Fund is registered as an open-end, management investment company under the 1940 Act;
(iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund; (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby contravene the Acquiring Fund's organizational documents, or, to the knowledge of such counsel, violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund; (v) to their knowledge based solely on the certificate of an appropriate officer of the Acquiring Fund attached thereto, there is no pending or threatened litigation except as described therein; (vi) the Acquiring Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them;
(b) the absence of which does not deprive the Target Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Target Fund, without loss to the Target Fund of any material benefit under the Agreement and without any material adverse effect on the Target Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the state of organization or any state in which the Acquiring Fund is qualified to do business and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. OFFICER CERTIFICATES. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in
Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Acquiring Fund Board.

8. CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

         The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the Target Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

         F. TAX OPINION. The Acquiring Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         G. OPINION OF COUNSEL. The Acquiring Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Target Fund is duly formed and existing under the laws of its state of organization; (ii) the Target Fund is registered as an open-end, management investment company under the 1940 Act; (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund and this Agreement has been duly executed and delivered by the Target Fund and (assuming the Agreement is a valid and binding obligation of the other party thereto) is a valid and binding obligation of the Target Fund; (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated thereby contravene the Target Fund's organizational documents or, to its knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; (v) to its knowledge based solely on the certificate of an appropriate officer of the Target Fund attached thereto, there is no pending, or threatened litigation involving the Target Fund except as disclosed therein; (vi) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Target Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the

Registration Statement applicable to the Target Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (vii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Tax Free Trust on behalf of the Target Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing; (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the state of organization or any state in which the Target Fund is qualified to do business and the federal laws of the United States which, in such counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to them by the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. THE ASSETS. The Assets, as set forth in Schedule 1, as amended, shall consist solely of securities which are in conformity with the Acquiring Fund's investment objectives, policies and restrictions as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Target Fund.

         I. SHAREHOLDER LIST. The Target Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Target Fund, as reported by the Target Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

         J. OFFICER CERTIFICATES. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Target Fund Board and shareholders.

9. AMENDMENT, WAIVER AND TERMINATION.

         (A) The parties hereto may, by agreement in writing authorized by the respective Boards, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Fund; provided, however, that after receipt of Target Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Fund's shareholder approval thereof.

         (B) At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         (C) This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

         (i) by the mutual consents of the respective Boards of the Target Fund and the Acquiring Fund;

         (ii) by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (iii) by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (iv) by either the Target Fund or Acquiring Fund, if the Closing has not occurred on or prior to December 31, 2002 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);

         (v) by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement; and (c) the Target Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2002; or

         (vi) by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the Target Fund's obligation to close, as set forth in
Section 7 of this Agreement; and (c) the Acquiring Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2002.

10. REMEDIES.

         In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9(C), written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11. SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

         A. SURVIVAL. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the Acquiring Fund's and the Target Fund's right to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

         B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten
(10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. SURVIVAL.

         The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13. NOTICES.

         All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Investment Advisory Corp., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Investment Advisory Corp., 1 Parkview Plaza, P.O. Box 5555, Oakbrook

Terrace, Illinois 60181-5555, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14. SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15. BOOKS AND RECORDS.

         The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Target Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three complete fiscal and tax years after the Closing Date; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

16. GENERAL.

         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Target Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts or choice of law.

17. LIMITATION OF LIABILITY.

  Consistent with the Acquiring Fund's and the Target Fund's Agreement and Declaration of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed by the Trustees of the Acquiring Fund on behalf of the Acquiring Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Acquiring Fund individually but binding only upon the assets and property of the Target Fund or the Acquiring Fund as the case may be.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.




                                   VAN KAMPEN TAX FREE TRUST
                                   on behalf of its series, Van Kampen
                                   Insured Tax Free Income Fund



                                   ---------------------------------
                                   A. Thomas Smith III
                                   Vice President




Attest:
       ------------------------------
Sara L. Badler
Assistant Secretary


                                   VAN KAMPEN TAX FREE TRUST
                                   on behalf of its series, Van Kampen
                                   Florida Insured Tax Free Income Fund



                                   ---------------------------------
                                   A. Thomas Smith III
                                   Vice President

Attest:
       ------------------------------
Sara L. Badler
Assistant Secretary

                                                                      APPENDIX B

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                                   VAN KAMPEN

                          INSURED TAX FREE INCOME FUND

                             DATED JANUARY 28, 2002

                      SUPPLEMENT DATED MAY 6, 2002 TO THE

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
           VAN KAMPEN TAX FREE TRUST, ON BEHALF OF EACH OF ITS SERIES
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
                    VAN KAMPEN INSURED TAX FREE INCOME FUND
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                     VAN KAMPEN GOVERNMENT SECURITIES FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON APRIL 1, 2002
                       VAN KAMPEN GROWTH AND INCOME FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002
              VAN KAMPEN TAX-EXEMPT TRUST ON BEHALF OF ITS SERIES
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 24, 2001,
        AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND MARCH 29, 2002
                   VAN KAMPEN TRUST, ON BEHALF OF ITS SERIES
                           VAN KAMPEN HIGH YIELD FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 27, 2001,
        AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND MARCH 29, 2002
            VAN KAMPEN EQUITY TRUST, ON BEHALF OF EACH OF ITS SERIES
                       VAN KAMPEN AGGRESSIVE GROWTH FUND
                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN SELECT GROWTH FUND
                        VAN KAMPEN SMALL CAP GROWTH FUND
                        VAN KAMPEN SMALL CAP VALUE FUND
                            VAN KAMPEN UTILITY FUND
                      VAN KAMPEN VALUE OPPORTUNITIES FUND

         STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 25, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
              VAN KAMPEN EQUITY TRUST II, ON BEHALF OF ITS SERIES
                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

         STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                            VAN KAMPEN RESERVE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                              VAN KAMPEN PACE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
         VAN KAMPEN SERIES FUND, INC., ON BEHALF OF EACH OF ITS SERIES
                         VAN KAMPEN AMERICAN VALUE FUND
                          VAN KAMPEN ASIAN EQUITY FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                     VAN KAMPEN EUROPEAN VALUE EQUITY FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                      VAN KAMPEN GLOBAL VALUE EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         VAN KAMPEN LATIN AMERICAN FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                             VAN KAMPEN VALUE FUND
                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
        AS PREVIOUSLY SUPPLEMENTED ON MARCH 20, 2002 AND MARCH 29, 2002
             VAN KAMPEN SERIES FUND, INC., ON BEHALF OF ITS SERIES
                        VAN KAMPEN GLOBAL FRANCHISE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                         VAN KAMPEN TAX FREE MONEY FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                         VAN KAMPEN CORPORATE BOND FUND
                        VAN KAMPEN EMERGING GROWTH FUND
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
               VAN KAMPEN EQUITY TRUST II ON BEHALF OF ITS SERIES
                           VAN KAMPEN TECHNOLOGY FUND
                   VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND

     The Statement of Additional Information is hereby supplemented as follows:

     The section entitled "TRUSTEES AND OFFICERS" is hereby amended by deleting all information pertaining to Michael H. Santo, effective May 3, 2002.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                 MF SPT SAI 5/02

                     SUPPLEMENT DATED MARCH 29, 2002 TO THE

           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002
           VAN KAMPEN TAX FREE TRUST, ON BEHALF OF EACH OF ITS SERIES
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
                    VAN KAMPEN INSURED TAX FREE INCOME FUND
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 19, 2002
               VAN KAMPEN TAX FREE TRUST, ON BEHALF OF ITS SERIES
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 29, 2002
                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 29, 2002
                     VAN KAMPEN GOVERNMENT SECURITIES FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002,
                       VAN KAMPEN GROWTH AND INCOME FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2001,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 16, 2002
                            VAN KAMPEN COMSTOCK FUND
                             VAN KAMPEN HARBOR FUND
                     VAN KAMPEN REAL ESTATE SECURITIES FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 16, 2001 AND JANUARY 16, 2002
           VAN KAMPEN U.S. GOVERNMENT TRUST, ON BEHALF OF ITS SERIES
                        VAN KAMPEN U.S. GOVERNMENT FUND
                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
                         VAN KAMPEN EQUITY INCOME FUND
            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 24, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND JANUARY 16, 2002
                   VAN KAMPEN TRUST, ON BEHALF OF ITS SERIES
                           VAN KAMPEN HIGH YIELD FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2001,
      AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 2, 2001 AND JANUARY 16, 2002
                           VAN KAMPEN ENTERPRISE FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 27, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND JANUARY 16, 2002
            VAN KAMPEN EQUITY TRUST, ON BEHALF OF EACH OF ITS SERIES
                       VAN KAMPEN AGGRESSIVE GROWTH FUND
                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN SELECT GROWTH FUND
                        VAN KAMPEN SMALL CAP GROWTH FUND
                        VAN KAMPEN SMALL CAP VALUE FUND
                            VAN KAMPEN UTILITY FUND
                      VAN KAMPEN VALUE OPPORTUNITIES FUND
            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 27, 2001,
                 AS PREVIOUSLY SUPPLEMENTED ON DECEMBER 6, 2001
                VAN KAMPEN EQUITY TRUST, ON BEHALF OF ITS SERIES
                        VAN KAMPEN SMALL CAP VALUE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 25, 2001
              VAN KAMPEN EQUITY TRUST II, ON BEHALF OF ITS SERIES
                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 2001
                            VAN KAMPEN RESERVE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 16, 2002
                              VAN KAMPEN PACE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON JANUARY 16, 2002 AND MARCH 20, 2002
         VAN KAMPEN SERIES FUND, INC., ON BEHALF OF EACH OF ITS SERIES
                         VAN KAMPEN AMERICAN VALUE FUND
                          VAN KAMPEN ASIAN EQUITY FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                     VAN KAMPEN EUROPEAN VALUE EQUITY FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                      VAN KAMPEN GLOBAL VALUE EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        VAN KAMPEN GLOBAL FRANCHISE FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         VAN KAMPEN LATIN AMERICAN FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                             VAN KAMPEN VALUE FUND
                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001
                         VAN KAMPEN TAX FREE MONEY FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2001
                         VAN KAMPEN CORPORATE BOND FUND
                        VAN KAMPEN EMERGING GROWTH FUND
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
               VAN KAMPEN EQUITY TRUST II ON BEHALF OF ITS SERIES
                           VAN KAMPEN TECHNOLOGY FUND
                   VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002
              VAN KAMPEN TAX-EXEMPT TRUST ON BEHALF OF ITS SERIES
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 18, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 16, 2001 AND NOVEMBER 2, 2001
        VAN KAMPEN LIFE INVESTMENT TRUST ON BEHALF OF EACH OF ITS SERIES
                           ASSET ALLOCATION PORTFOLIO
                           DOMESTIC INCOME PORTFOLIO
                              GOVERNMENT PORTFOLIO
    STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 18, 2001, AS PREVIOUSLY
                        SUPPLEMENTED ON NOVEMBER 2, 2001
        VAN KAMPEN LIFE INVESTMENT TRUST ON BEHALF OF EACH OF ITS SERIES
                           ASSET ALLOCATION PORTFOLIO
                           DOMESTIC INCOME PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          AGGRESSIVE GROWTH PORTFOLIO
                               COMSTOCK PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                              ENTERPRISE PORTFOLIO
                            GLOBAL EQUITY PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                             MONEY MARKET PORTFOLIO
                            SELECT GROWTH PORTFOLIO
                           STRATEGIC STOCK PORTFOLIO
                              TECHNOLOGY PORTFOLIO

     The Statement of Additional Information is hereby supplemented as follows:

     (1) The section entitled "TRUSTEES AND OFFICERS" is hereby amended by deleting all information pertaining to Philip B. Rooney, effective March 27, 2002.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                 MF SPT SAI 3/02

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

     Van Kampen Insured Tax Free Income Fund's (the "Fund") investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.

     The Fund is organized as a diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-3
Strategic Transactions......................................   B-9
Investment Restrictions.....................................   B-14
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-16
Trustees and Officers.......................................   B-18
Investment Advisory Agreement...............................   B-26
Other Agreements............................................   B-27
Distribution and Service....................................   B-28
Transfer Agent..............................................   B-31
Portfolio Transactions and Brokerage Allocation.............   B-31
Shareholder Services........................................   B-33
Redemption of Shares........................................   B-35
Contingent Deferred Sales Charge-Class A....................   B-35
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-35
Taxation....................................................   B-37
Fund Performance............................................   B-40
Other Information...........................................   B-43
Description of Securities Ratings...........................   B-44
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-26

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2002.


                                                          TFIN SAI 1/02

                              GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized as a Maryland corporation under the name Van Kampen Merritt Insured Tax Free Fund Inc. The Fund was subsequently reorganized as a sub-trust of the Massachusetts Trust under the name Van Kampen Merritt Insured Tax Free Income Fund as of February 22, 1998. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Insured Tax Free Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.

     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.

     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution expenses. Each class of shares also has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of January 8, 2002, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 8,      CLASS     PERCENTAGE
                         OF HOLDER                                2002       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
Merrill Lynch Pierce Fenner & Smith Inc. ...................     146,953       B           5.551%
for the Sole Benefit of its Customers
 Attn: Fund Administration 97FW3
 4800 Deer Lake Drive East 2nd Floor
 Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith Inc. ...................      91,950       C           13.94%
for the Sole Benefit of its Customers
 Attn: Fund Administration 97FY1
 4800 Deer Lake Drive East 2nd Floor
 Jacksonville, FL 32246-6484
Edward Jones & Co. .........................................   7,008,884       A          11.679%
 Attn: Mutual Fund Shareholder Accounting                        164,733       B            6.22%
 201 Progress Pkwy                                                47,248       C           7.163%
 Maryland Hts, MO 63043-3009
Dean Witter Reynolds........................................     227,529       B            8.59%
 5 World Trade Ctr Fl. 6
 New York, NY 10048-0205
PFPC Brokerage Services.....................................     159,934       B           6.042%
 FBO Primerica Financial Services
 211 S. Gulph Rd.
 King of Prussia, PA 19406-3101

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Although the Fund invests substantially all of its assets in municipal securities insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

INSURANCE

     As described in the Prospectus, the Fund invests substantially all of its assets in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or are insured under policies obtained by the Fund to cover otherwise uninsured securities.

     ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

     In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of
(i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

     Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

     PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance or Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

     Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

     In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

     One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

     Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

     There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

     Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

     Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk
(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contracts, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. Purchase any securities (other than tax exempt obligations guaranteed by the United States government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the

        SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     3. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions as described in the Prospectus.

     4. Make loans, except to the extent the tax exempt obligations the Fund may invest in are considered to be loans.

     5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with interest rate or other financial futures contracts or index contracts or options on futures contracts is not considered the purchase of a security on margin.

     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as hedging transactions in accordance with the requirements of the SEC and the Commodity Futures Trading Commission.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Invest in equity interests in oil, gas or other mineral exploration or development programs.

     11. Purchase or sell real estate, commodities or commodity contracts, except as set forth in item 6 above and except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate.

     As long as the percentage restrictions described above are satisfied at the time of investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS

RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:

DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     A S&P Insurer Financial Strength Rating is a current opinion of the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer Financial Strength Ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

     This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met.

     Insurer Financial Strength Ratings are based on information furnished by rated organizations or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

     Insurer Financial Strength Ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of Insurer Financial Strength Ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer Financial Strength Ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer's financial strength or security.

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

     AAA. An insurer rated "AAA" has EXTREMELY STRONG financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by S&P.

     AA. An insurer rated "AA" has VERY STRONG financial security characteristics, differing only slightly from those rated higher.

     A. An insurer rated "A" has STRONG financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

     BBB. An insurer rated "BBB" has GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers. An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

     Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) signs following ratings show relative standing within the major rating categories. CreditWatch highlights the potential direction of a rating, focusing on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P. The events may include mergers, recapitalizations, voter referenda, regulatory actions, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is needed to evaluate the rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.

     Credit Watch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means that a rating may be lowered; "developing" means that a rating may be raised, lowered or affirmed.

     "pi" Ratings, denoted with a "pi" subscript, are Insurer Financial Strength Ratings based on an analysis of published financial information and additional information in the public domain. They do not reflect in-depth meetings with an insurer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. "pi" ratings are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an insurer's financial security occurs. Ratings with a "pi" subscript are not subject to potential Credit Watch listings and are not modified with "+" or "-" designations.

DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

     Moody's Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

     It is important to note that Moody's makes no representation that rated insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Insurance Financial Strength Ratings shown in connection with property/casualty groups represent the ratings of individual companies within those groups, as displayed in Moody's insurance industry ratings list. The rating of an individual property/casualty company may be based on the benefit of its participation in an intercompany pooling agreement. Pooling agreements may or may not provide for continuation of in-force policyholder obligations by pool members in the event that the property/casualty insurer is sold to a third party or otherwise removed from the pooling agreement.

     Moody's assumes in these ratings that the pooling agreement will not be modified by the members of the pool to reduce the benefits of pool participating, and that the insurer will remain in the pool. Moody's makes no representation or warranty that such pooling agreement will not be modified over time, nor does Moody's opine on the probability that the rated entity may be sold or otherwise removed from the pooling agreement.

     Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to show the credit quality of bonds. These rating gradations provide investors with a simple system to measure an insurance company's ability to meet its senior policyholder claims and obligations.

     Rating gradations are broken down into nine distinct symbols, each symbol representing a group of ratings in which the quality characteristics are broadly the same. These symbols, which comprise two distinct rating groups of strong and weak companies, range from those used to designate the greatest financial strength (i.e., highest investment quality) to those denoting the least financial strength (i.e., lowest investment quality).

     Numeric modifiers are used to refer to the ranking within the group -- with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

     AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

     AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

     A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange
Fund).

                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the funds
  1632 Morning Mountain Road                in the Fund Complex. Co-founder, and prior to August
  Raleigh, NC 27614                         1996, Chairman, Chief Executive Officer and President,
  Date of Birth: 07/14/32                   MDT Corporation (now known as Getinge/Castle, Inc., a
  Age: 69                                   subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment.

Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company, and
  53 Monarch Bay Drive                      Director of Valero Energy Corporation, an independent
  Dana Point, CA 92629                      refining company. Trustee/Director of each of the funds
  Date of Birth: 09/16/38                   in the Fund Complex. Prior to January 1999, Chairman and
  Age: 63                                   Chief Executive Officer of The Allstate Corporation
                                            ("Allstate") and Allstate Insurance Company. Prior to
                                            January 1995, President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various management
                                            positions at Allstate.

Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
  Sears Tower                               search firm. Trustee/Director of each of the funds in the
  233 South Wacker Drive                    Fund Complex. Prior to 1997, Partner, Ray & Berndtson,
  Suite 7000                                Inc., an executive recruiting and management consulting
  Chicago, IL 60606                         firm. Formerly, Executive Vice President of ABN AMRO,
  Date of Birth: 06/03/48                   N.A., a Dutch bank holding company. Prior to 1992,
  Age: 53                                   Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board, a fellowship and housing
                                            organization for international graduate students.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
  11 DuPont Circle, N.W.                    United States, an independent U.S. foundation created to
  Washington, D.C. 20016                    deepen understanding, promote collaboration and stimulate
  Date of Birth: 02/29/52                   exchanges of practical experience between Americans and
  Age: 49                                   Europeans. Trustee/Director of each of the funds in the
                                            Fund Complex. Formerly, advisor to the Dennis Trading
                                            Group Inc., a managed futures and option company that
                                            invests money for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer, Director and
                                            Member of the Investment Committee of the Joyce
                                            Foundation, a private foundation.

Mitchell M. Merin*........................  President and Chief Operating Officer of Asset Management
  1221 Avenue of the Americas               of Morgan Stanley Investment Management since December
  21st Floor                                1998. President and Director since April 1997 and Chief
  New York, NY 10020                        Executive Officer since June 1998 of Morgan Stanley Dean
  Date of Birth: 08/13/53                   Witter Advisors Inc. and Morgan Stanley Dean Witter
  Age: 48                                   Services Company Inc. Chairman, Chief Executive Officer
                                            and Director of Morgan Stanley Dean Witter Distributors
                                            Inc. since June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since January 1998,
                                            of Morgan Stanley Dean Witter Trust FSB. Director of
                                            various Morgan Stanley Dean Witter subsidiaries.
                                            President of the Morgan Stanley Dean Witter Funds since
                                            May 1999. Trustee/Director of each of the funds in the
                                            Fund Complex. Previously Chief Strategic Officer of
                                            Morgan Stanley Dean Witter Advisors Inc. and Morgan
                                            Stanley Dean Witter Services Company Inc. and Executive
                                            Vice President of Morgan Stanley Dean Witter Distributors
                                            Inc. April 1997-June 1998, Vice President of the Morgan
                                            Stanley Dean Witter Funds May 1997-April 1999, and
                                            Executive Vice President of Dean Witter, Discover & Co.
                                            prior to May 1997.

Jack E. Nelson............................  President and owner, Nelson Investment Planning Services,
  423 Country Club Drive                    Inc., a financial planning company and registered
  Winter Park, FL 32789                     investment adviser in the State of Florida. President and
  Date of Birth: 02/13/36                   owner, Nelson Ivest Brokerage Services Inc., a member of
  Age: 65                                   the National Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp. Trustee/Director of
                                            each of the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Richard F. Powers, III*...................  Chairman, President, Chief Executive Officer, Director
  1 Parkview Plaza                          and Managing Director of Van Kampen Investments.
  P.O. Box 5555                             Chairman, Director and Chief Executive Officer of the
  Oakbrook Terrace, IL 60181-5555           Advisers, the Distributor and Van Kampen Advisors Inc.
  Date of Birth: 02/02/46                   since 1998. Managing Director of the Advisers, the
  Age: 55                                   Distributor and Van Kampen Advisors Inc. since July 2001.
                                            Director and officer of certain other subsidiaries of Van
                                            Kampen Investments. Chief Sales and Marketing Officer of
                                            Morgan Stanley Dean Witter Asset Management Inc.
                                            Trustee/Director and President of each of the funds in
                                            the Fund Complex. Trustee, President and Chairman of the
                                            Board of other investment companies advised by the
                                            Advisers and their affiliates, and Chief Executive
                                            Officer of Van Kampen Exchange Fund. Prior to May 1998,
                                            Executive Vice President and Director of Marketing at
                                            Morgan Stanley Dean Witter and Director of Dean Witter
                                            Discover & Co. and Dean Witter Realty. Prior to 1996,
                                            Director of Dean Witter Reynolds Inc.

Phillip B. Rooney.........................  President of ServiceMaster Management Services, a network
  One ServiceMaster Way                     of quality service companies, since January 2001.
  Downers Grove, IL 60515                   Director of Illinois Tool Works, Inc., a manufacturing
  Date of Birth: 07/08/44                   company, since 1990. Trustee of the University of Notre
  Age: 57                                   Dame since 1993. Trustee/Director of each of the funds in
                                            the Fund Complex. Prior to 2001, Director of the Urban
                                            Shopping Centers Inc., a retail management company. Vice
                                            Chairman from April 1997 to April 2000 and Director from
                                            1994 to 2000 of The ServiceMaster Company, a business and
                                            consumer services Company. Prior to 1998, Director of
                                            Stone Container Corp., a paper manufacturing company.
                                            President and Chief Executive Officer of Waste Management
                                            Inc., an environmental services company, from June 1996
                                            through February 1997, and from November 1984 through
                                            June 1996 Mr. Rooney was President and Chief Operating
                                            Officer of Waste Management Inc.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
  333 West Wacker Drive                     & Flom (Illinois), legal counsel to the funds in the Fund
  Chicago, IL 60606                         Complex and other investment companies advised by the
  Date of Birth: 08/22/39                   Advisers. Trustee/Director of each of the funds in the
  Age: 62                                   Fund Complex, and Trustee/Managing General Partner of
                                            other investment companies advised by the Advisers.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
  2101 Constitution Ave., N.W.              Sciences/National Research Council, an independent,
  Room 206                                  federally chartered policy institution, since 1993.
  Washington, D.C. 20418                    Director of Neurogen Corporation, a pharmaceutical
  Date of Birth: 12/27/41                   company, since January 1998. Director of the German
  Age: 60                                   Marshall Fund of the United States, Trustee of Colorado
                                            College, and Vice Chair of the Board of the Council for
                                            Excellence in Government. Trustee/Director of each of the
                                            funds in the Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and Social
                                            Sciences and Education at the National Academy of
                                            Sciences/National Research Council. From 1980 through
                                            1989, Partner of Coopers & Lybrand.

------------------------------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS

     Messrs. Santo, Reynoldson, Sullivan and Zimmerman are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056. Mr. Smith is located at Plaza Two, Jersey City, NJ 07311.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Stephen L. Boyd......................  Managing Director and Chief Investment Officer of Van
  Date of Birth: 11/16/40              Kampen Investments, and Managing Director, President and
  Executive Vice President and Chief   Chief Operating Officer of the Advisers and Van Kampen
  Investment Officer                   Advisors Inc. Executive Vice President and Chief
  Age: 61                              Investment Officer of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to December 2000,
                                       Executive Vice President and Chief Investment Officer of
                                       Van Kampen Investments, and President and Chief Operating
                                       Officer of the Advisers. Prior to April 2000, Executive
                                       Vice President and Chief Investment Officer for Equity
                                       Investments of the Advisers. Prior to October 1998, Vice
                                       President and Senior Portfolio Manager with AIM Capital
                                       Management, Inc. Prior to February 1998, Senior Vice
                                       President and Portfolio Manager of Van Kampen American
                                       Capital Asset Management, Inc., Van Kampen American
                                       Capital Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
A. Thomas Smith III..................  Managing Director and Director of Van Kampen Investments,
  Date of Birth: 12/14/56              Director of the Advisers, Van Kampen Advisors Inc., the
  Vice President and Secretary         Distributor, Investor Services and certain other
  Age: 45                              subsidiaries of Van Kampen Investments. Managing Director
                                       and General Counsel -- Mutual Funds of Morgan Stanley
                                       Investment Advisors, Inc. Vice President and Secretary of
                                       each of the funds in the Fund Complex and Vice President
                                       and Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Prior to July 2001, Managing
                                       Director, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, the Distributor,
                                       Investor Services, and certain other subsidiaries of Van
                                       Kampen Investments. Prior to December 2000, Executive Vice
                                       President, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, Van Kampen Advisors
                                       Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January
                                       1999, Vice President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"), and prior
                                       to March 1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel of The
                                       Dreyfus Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to January
                                       1989, Staff Attorney at the Securities and Exchange
                                       Commission, Division of Investment Management, Office of
                                       Chief Counsel.
Michael H. Santo.....................  Managing Director, Chief Operations Officer and Director
  Date of Birth: 10/22/55              of Van Kampen Investments, Managing Director, Chief
  Vice President                       Executive Officer and Director of Investor Services,
  Age: 46                              Managing Director, Chief Operations and Technology Officer
                                       and Director of the Advisers, the Distributor and Van
                                       Kampen Advisors Inc. and serves as a Director or Officer
                                       of certain other subsidiaries of Van Kampen Investments.
                                       Vice President of each of the funds in the Fund Complex
                                       and certain other investment companies advised by the
                                       Advisers and their affiliates. Prior to December 2000,
                                       Executive Vice President, Chief Administrative Officer and
                                       Director of Van Kampen Investments, the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Investor
                                       Services. Prior to 1998, Senior Vice President and Senior
                                       Planning Officer for Individual Asset Management of Morgan
                                       Stanley Dean Witter and its predecessor since 1994.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
John R. Reynoldson...................  Executive Director of the Advisers and Van Kampen Advisors
  Date of Birth: 05/15/53              Inc. Vice President of each of the funds in the Fund
  Vice President                       Complex. Prior to July 2001, Principal and Co-head of the
  Age: 48                              Fixed Income Department of the Advisers and Van Kampen
                                       Advisors Inc. Prior to December 2000, Senior Vice
                                       President of the Advisers and Van Kampen Advisors Inc.
                                       Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to
                                       June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                       Management since April 1987.
John L. Sullivan.....................  Executive Director of Van Kampen Investments, the Advisers
  Date of Birth: 08/20/55              and Van Kampen Advisors Inc. Vice President, Chief
  Vice President, Chief Financial      Financial Officer and Treasurer of each of the funds in
  Officer and Treasurer                the Fund Complex and certain other investment companies
  Age: 46                              advised by the Advisers or their affiliates.
John H. Zimmermann, III..............  Managing Director and Director of Van Kampen Investments,
  Date of Birth: 11/25/57              and Managing Director, President and Director of the
  Vice President                       Distributor. Vice President of each of the funds in the
  Age: 44                              Fund Complex. Prior to December 2000, President of Van
                                       Kampen Insurance Agency of Illinois Inc., and Senior Vice
                                       President and Director of Van Kampen Investments. From
                                       November 1992 to December 1997, Mr. Zimmermann was Senior
                                       Vice President of the Distributor.

     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/ director, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                                  FUND COMPLEX
                                                       -------------------------------------------------------------------
                                                            AGGREGATE                 AGGREGATE                 TOTAL
                                                           PENSION OR             ESTIMATED MAXIMUM         COMPENSATION
                                 AGGREGATE             RETIREMENT BENEFITS      ANNUAL BENEFITS FROM       BEFORE DEFERRAL
                                COMPENSATION           ACCRUED AS PART OF         THE FUND COMPLEX            FROM FUND
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)           UPON RETIREMENT(4)          COMPLEX(5)
       -------             ----------------------      -------------------      --------------------       ---------------
J. Miles Branagan                 $11,519                    $55,340                   $60,000                $124,400
Jerry D. Choate                    10,119                     19,952                    60,000                 112,000
Linda Hutton Heagy                 10,119                      5,454                    60,000                 112,000
R. Craig Kennedy                   11,519                      3,654                    60,000                 124,400
Jack E. Nelson                     11,519                     27,520                    60,000                 124,400
Phillip B. Rooney                  11,519                      9,056                    60,000                 124,400
Wayne W. Whalen                    11,519                     18,424                    60,000                 124,400
Suzanne H. Woolsey                 11,519                     12,355                    60,000                 124,400

---------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2001. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.

                                                                         TABLE A

           2001 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES

                                                                                      TRUSTEE
                                         FISCAL    ------------------------------------------------------------------------------
               FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
               ---------                --------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund.........   9/30     $ 2,338    $ 2,138   $ 2,138   $ 1,754   $ 2,338   $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund......   9/30       2,036      1,836     1,836     1,527     2,036     2,036     2,036     2,036
  California Insured Tax Free Fund.....   9/30       1,404      1,204     1,204     1,053     1,404     1,404     1,404     1,404
  Municipal Income Fund................   9/30       1,958      1,758     1,758     1,469     1,958     1,958     1,958     1,958
  Intermediate Term Municipal Income
    Fund...............................   9/30       1,244      1,044     1,044       933     1,244     1,244     1,244     1,244
  Florida Insured Tax Free Income
    Fund...............................   9/30       1,269      1,069     1,069       952     1,269     1,269     1,269     1,269
  New York Tax Free Income Fund........   9/30       1,270      1,070     1,070       953     1,270     1,270     1,270     1,270
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total........................            $11,519    $10,119   $10,119   $11,519   $11,519   $11,519   $11,519   $11,519
                                                   =======    =======   =======   =======   =======   =======   =======   =======

                                                                         TABLE B

      2001 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES

                                                                                           TRUSTEE
                                                   FISCAL    --------------------------------------------------------------------
                    FUND NAME                     YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
                    ---------                     --------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund...................   9/30     $ 2,338    $ 2,138   $ 2,138   $1,754    $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund................   9/30       2,036      1,836     1,836    1,527      2,036     2,036     2,036
  California Insured Tax Free Fund...............   9/30       1,404      1,204     1,204    1,053      1,404     1,404     1,404
  Municipal Income Fund..........................   9/30       1,958      1,758     1,758    1,469      1,958     1,958     1,958
  Intermediate Term Municipal Income Fund........   9/30       1,244      1,044     1,044      933      1,244     1,244     1,244
  Florida Insured Tax Free Income Fund...........   9/30       1,269      1,069     1,069      952      1,269     1,269     1,269
  New York Tax Free Income Fund..................   9/30       1,270      1,070     1,070      953      1,270     1,270     1,270
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total..................................            $11,519    $10,119   $10,119   $8,641    $11,519   $11,519   $11,519
                                                             =======    =======   =======   ======    =======   =======   =======

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                                TRUSTEES
                                       FISCAL    ----------------------------------------------------------------------
              FUND NAME               YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    ROONEY     WHALEN
              ---------               --------   --------   ------     -----    -------    ------    ------     ------
  Insured Tax Free Income Fund.......   9/30     $16,605    $ 3,832   $ 9,048   $16,559   $ 30,739   $10,489   $ 19,248
  Strategic Municipal Income Fund....   9/30      15,315      3,437     8,373    15,981     29,586     9,405     18,331
  California Insured Tax Free Fund...   9/30      11,373      2,176     6,405    14,309     26,188     6,160     15,607
  Municipal Income Fund..............   9/30      15,955      3,220     8,908    19,524     35,904     9,318     21,638
  Intermediate Term Municipal Income
    Fund.............................   9/30      10,623      1,901     6,016    13,981     25,545     5,543     15,081
  Florida Insured Tax Free Income
    Fund.............................   9/30      10,719      1,943     6,067     9,434     19,452     5,621     12,437
  New York Tax Free Income Fund......   9/30       6,890      1,941     3,075     5,508     10,091     4,852      6,704
                                                 -------    -------   -------   -------   --------   -------   --------
      Trust Total....................            $87,480    $18,450   $47,892   $95,296   $177,505   $51,388   $109,046
                                                 =======    =======   =======   =======   ========   =======   ========

                                                  FORMER TRUSTEES
                                       -------------------------------------
              FUND NAME                MILLER     REES    ROBINSON    SISTO
              ---------                ------     ----    --------    -----
  Insured Tax Free Income Fund.......  $ 6,781   $    0   $19,409    $10,915
  Strategic Municipal Income Fund....    6,781        0    10,409      7,703
  California Insured Tax Free Fund...    6,781        0    10,409      5,486
  Municipal Income Fund..............    9,161    6,366    13,599     18,001
  Intermediate Term Municipal Income
    Fund.............................    6,781        0    10,409      5,085
  Florida Insured Tax Free Income
    Fund.............................    4,306        0     7,471      5,133
  New York Tax Free Income Fund......    1,734        0     2,910      3,440
                                       -------   ------   -------    -------
      Trust Total....................  $42,325   $6,366   $65,616    $55,763
                                       =======   ======   =======    =======

                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
FUND NAME                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                                --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund..........................   1995      1999    1995     1993      1984     1997     1984     1999
  Strategic Municipal Income Fund.......................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund......................   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund.................................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund...............   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund..................   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund.........................   1995      1999    1995     1994      1994     1997     1994     1999

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

     As of January 8, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     During the fiscal years ended September 30, 2001, 2000 and 1999, the Adviser received approximately $5,919,500, $5,894,000 and $6,729,700, respectively, in advisory fees from the Fund.

                                OTHER AGREEMENTS

     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

     During the fiscal years ended September 30, 2001, 2000 and 1999, Advisory Corp. received approximately $96,900, $71,800 and $310,000, respectively, in accounting services fees from the Fund.

     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

     During the fiscal years ended September 30, 2001, 2000 and 1999, Van Kampen Investments received approximately $59,000, $27,600 and $26,600, respectively, in legal services fees from the Fund.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING      RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2001........................    $963,249        $90,681
Fiscal year ended September 30, 2000........................    $485,585        $53,655
Fiscal year ended September 30, 1999........................    $876,462        $95,359

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                          TOTAL SALES CHARGE
                                                             --------------------------------------------
                                                                                            REALLOWED TO
                                                                               AS % OF       DEALERS AS
                                                                AS % OF       NET AMOUNT       A % OF
                    SIZE OF INVESTMENT                       OFFERING PRICE    INVESTED    OFFERING PRICE
                    ------------------                       --------------   ----------   --------------
Less than $100,000.........................................      4.75%          4.99%          4.25%
$100,000 but less than $250,000............................      3.75%          3.90%          3.25%
$250,000 but less than $500,000............................      2.75%          2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%          2.04%          1.75%
$1,000,000 or more.........................................          *              *              *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2001, there were $558,074 and $38,325 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 1.14% and .34% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class A Shares were $2,676,195 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class B Shares were $448,143 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $336,846 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $111,297 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2001, the

Fund's aggregate expenses paid under the Plans for Class C Shares were $73,844 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $34,075 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $39,769 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:

                                                                          AFFILIATED BROKERS
                                                                        ----------------------
                                                                           MORGAN        DEAN
                                                              BROKERS   STANLEY & CO.   WITTER
                                                              -------   -------------   ------
Commission paid:
  Fiscal year ended September 30, 2001......................  $     0        $0           $0
  Fiscal year ended September 30, 2000......................  $26,912        $0           $0
  Fiscal year ended September 30, 1999......................  $93,664        $0           $0
Fiscal year 2001 Percentages:
  Commissions with affiliate to total commissions...........                  0%           0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%           0%

     During the fiscal year ended September 30, 2001, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800)421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when: (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Prospectus under "Purchase of Shares--Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended

(the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest changes) before requalifying as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income for federal income tax purposes, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gain (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2001 was 5.04%; (ii) the five-year period ended September 30, 2001 was 4.69% and (iii) the ten-year period ended September 30, 2001 was 5.91%.

     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2001 was 4.33%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 4.31%. The Fund's taxable equivalent distribution rate with respect to Class A Shares for the month ending September 30, 2001 was 7.08%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2001 was 265.61%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2001 was 283.77%.

CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2001 was 5.42%; (ii) the five-year period ended September 30, 2001 was 4.65% and (iii) the approximately eight-year, five-month period from May 3, 1993 (commencement of distribution of Class B Shares of the Fund) through September 30, 2001 was 4.76%.

     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2001 was 3.76%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 3.79%. The Fund's taxable equivalent distribution rate with respect to Class B Shares for the month ending September 30, 2001 was 6.22%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 47.92%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 1, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 47.92%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2001 was 8.42%; (ii) the five-year period ended September 30, 2001 was 4.89% and (iii) the approximately eight-year, one-month period from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 4.40%.

     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2001 was 3.78%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 3.80%. The Fund's taxable equivalent distribution rate with respect to Class C Shares for the month ending September 30, 2001 was 6.24%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 41.90%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 41.90%.

     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

     Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.

     KPMG LLP, located at 303 East Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based on a possible business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       DESCRIPTION OF SECURITIES RATINGS

     STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

     2. Nature of and provisions of the obligation:

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

MUNICIPAL NOTES

     A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

TAX-EXEMPT DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

     MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

     1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

     2) Notes allowing for negative coupons, or negative principal.

     3) Notes containing any provision which could obligate the investor to make any additional payments.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

     Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM EXEMPT NOTES

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

     MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

TAX-EXEMPT COMMERCIAL PAPER

     Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -- Leading market positions in well established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the prime rating categories.

     In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Insured Tax Free Income
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Insured Tax Free Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 5, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP
Chicago, Illinois
November 6, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENT

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                COUPON     MATURITY       VALUE
            MUNICIPAL BONDS  95.5%
            ALABAMA  4.1%
$  2,250    Alabama St Brd Ed Rev Shelton St Cmnty
            College (Prerefunded @ 10/01/04) (MBIA
            Insd)....................................    6.000%   10/01/14   $    2,502,922
   2,010    Alabama St Brd Ed Rev Shelton St Cmnty
            College Rfdg (AMBAC Insd)................    5.500    10/01/10        2,228,949
   1,255    Alabama St Brd Ed Rev Shelton St Cmnty
            College Rfdg (AMBAC Insd)................    5.375    10/01/14        1,343,226
   1,525    Alabama Wtr Pollutn Ctl Auth (AMBAC
            Insd)....................................    5.500    08/15/13        1,658,209
   1,955    Alabama Wtr Pollutn Ctl Auth Revolving Fd
            Ln Ser A (AMBAC Insd)....................    6.750    08/15/17        2,176,443
  23,250    Jefferson Cnty, AL Swr Rev Cap Impt Ser A
            (FGIC Insd)..............................    5.375    02/01/36       23,565,270
     830    Mobile, AL Wts (AMBAC Insd)..............    4.750    02/15/13          854,626
     115    Mobile, AL Wts (AMBAC Insd)..............    4.750    02/15/14          116,969
   1,330    Mobile, AL Wts (AMBAC Insd)..............    5.000    02/15/15        1,371,296
   3,995    Mobile, AL Wts Rfdg (AMBAC Insd) (a).....    5.250    08/15/09        4,197,307
   5,500    Morgan Cnty Decatur, AL Hlthcare Auth
            Hosp Rev Decatur Gen Hosp Rfdg (Connie
            Lee Insd)................................    6.250    03/01/13        5,993,515
   2,400    Muscle Shoals, AL Util Brd Wtr & Swr Rev
            (FSA Insd)...............................    6.500    04/01/16        2,637,744
                                                                             --------------
                                                                                 48,646,476
                                                                             --------------
            ALASKA  1.1%
   2,900    Alaska St Hsg Fin Corp Gen Mtg Ser A
            (MBIA Insd)..............................    6.000    06/01/49        2,978,387
   4,130    Anchorage, AK Ser A (FGIC Insd)..........    5.500    06/01/17        4,352,979
   3,000    Anchorage, AK Ser A (FGIC Insd)..........    5.000    06/01/20        2,965,710
   1,390    Anchorage, AK Ser A (FGIC Insd)..........    5.000    06/01/21        1,365,147
   1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC
            Insd)....................................    6.000    09/01/19        1,553,720
                                                                             --------------
                                                                                 13,215,943
                                                                             --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            ARIZONA  2.1%
$ 11,000    Arizona St Ctfs Partn Ser B Rfdg (AMBAC
            Insd)....................................    6.250%   09/01/10   $   11,576,620
   3,175    Phoenix, AZ Civic Impt Corp Jr Lien Rfdg
            (FGIC Insd)..............................    5.250    07/01/18        3,358,674
   1,670    Pima Cnty, AZ Indl Dev Auth Indl Rev
            Lease Oblig Irvington Proj Tucson Elec
            Pwr Co Ser A Rfdg (FSA Insd).............    7.250    07/15/10        1,739,656
   1,170    Pima Cnty, AZ Uni Sch Dist Sch Impt Proj
            of 1999 Ser B (FSA Insd).................    4.250    07/01/11        1,179,711
   3,525    Pinal Cnty, AZ Ctfs Partn (AMBAC Insd)...    5.125    06/01/21        3,545,198
   1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale
            Mem Hosp Ser A Rfdg (AMBAC Insd).........    6.000    09/01/12        2,077,050
   1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale
            Mem Hosp Ser A Rfdg (AMBAC Insd).........    6.125    09/01/17        1,906,537
                                                                             --------------
                                                                                 25,383,446
                                                                             --------------
            ARKANSAS  0.7%
   7,690    Little Rock, AR Sch Dist Ser B Rfdg (FSA
            Insd)....................................    5.500    02/01/25        7,983,604
                                                                             --------------

            CALIFORNIA  4.6%
   2,835    Bay Area Govt Assn CA Rev Tax Alloc CA
            Redev Agy Pool Rev Ser A (FSA Insd)......    6.000    12/15/14        3,138,175
   5,000    Beverly Hills, CA Pub Fin Auth Lease Rev
            Ser A (MBIA Insd)........................    5.650    06/01/15        5,274,250
   3,000    Chino, CA Ctfs Partn Redev Agy (MBIA
            Insd)....................................    6.200    09/01/18        3,154,650
     425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
            Insd)....................................    6.700    08/01/21          522,571
     265    Golden West Sch Fin Auth CA Rev Ser A
            Rfdg (MBIA Insd).........................    5.750    08/01/19          299,198
   6,500    Grossmont, CA Union High Sch Dist Ctfs
            Partn Cap Apprec (MBIA Insd).............     *       11/15/21        1,736,670
   3,500    Los Angeles Cnty, CA Cap Asset Lease Corp
            Leasehold Rev Rfdg (AMBAC Insd)..........    6.000    12/01/16        3,700,760
   5,420    Manteca, CA Redev Agy Tax Alloc Redev
            Proj No 1 Ser A Rfdg (MBIA Insd).........    6.700    10/01/21        5,743,249
  13,610    Norco, CA Redev Agy Tax Alloc Norco Redev
            Proj Area No 1 Rfdg (MBIA Insd)..........    6.250    03/01/19       14,084,036

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            CALIFORNIA (CONTINUED)
$ 13,800    San Bernardino Cnty, CA Ctfs Partn Ser B
            (Embedded Swap) (MBIA Insd)..............    8.470%   07/01/16   $   14,216,346
   2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
            Rev Cmnty Fac Rfdg (FSA Insd)............    6.500    09/01/14        2,286,880
                                                                             --------------
                                                                                 54,156,785
                                                                             --------------
            COLORADO  1.8%
  12,100    Denver, CO City & Cnty Arpt Rev Ser A
            (MBIA Insd)..............................    5.700    11/15/25       12,544,917
   3,955    Denver, CO City & Cnty Ctfs Partn Ser B
            (AMBAC Insd).............................    5.200    12/01/14        4,181,107
       5    Jefferson Cnty, CO Single Family Mtg Rev
            Ser A Rfdg (MBIA Insd)...................    8.875    10/01/13            5,155
   2,050    Thornton, CO Cap Apprec Rfdg (FGIC
            Insd)....................................     *       12/01/11        1,311,282
     680    Thornton, CO Sales & Use Tax Open Space &
            Parks (FSA Insd).........................    5.000    09/01/18          685,535
   2,000    Westminster, CO Wtr & Wastewtr Util
            Enterprise Rev (AMBAC Insd)..............    6.250    12/01/14        2,181,080
                                                                             --------------
                                                                                 20,909,076
                                                                             --------------
            FLORIDA  7.3%
   3,000    Alachua Cnty, FL Sch Brd Ctfs (AMBAC
            Insd)....................................    5.000    07/01/19        3,010,920
   5,000    Broward Cnty, FL Sch Brd Ctfs Ser A (FSA
            Insd)....................................    5.000    07/01/20        4,990,550
   5,000    Broward Cnty, FL Sch Brd Ctfs Ser A (FSA
            Insd)....................................    5.000    07/01/21        4,971,700
   1,275    Dade Cnty, FL Seaport Rev Ser E Rfdg
            (MBIA Insd)..............................    8.000    10/01/06        1,542,023
   1,375    Dade Cnty, FL Seaport Rev Ser E Rfdg
            (MBIA Insd)..............................    8.000    10/01/07        1,695,499
   2,095    Dade Cnty, FL Util Pub Impt Rfdg (FGIC
            Insd) (b)................................   12.000    10/01/04        2,638,003
   4,165    Florida St Brd Ed Cap Outlay Pub Ed Ser B
            Rfdg (MBIA Insd).........................    4.500    06/01/24        3,776,530
   5,780    Florida St Brd of Ed Lottery Rev Ser C
            (FGIC Insd)..............................    5.000    07/01/11        6,152,637
   1,340    Gulf Breeze, FL Rev Venice Loc Govt
            Ln-E-Tender (FGIC Insd)..................    5.150    12/01/20        1,389,392
   7,750    Jacksonville, FL Trans Rev (MBIA Insd)...    5.000    10/01/26        7,657,310

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            FLORIDA (CONTINUED)
$  1,000    Key West, FL Util Brd Elec Rev Cap Apprec
            Ser D (Escrowed to Maturity) (AMBAC
            Insd)....................................     *       10/01/13   $      578,850
   1,550    Lakeland, FL Energy Sys Rev (MBIA
            Insd)....................................    5.000%   10/01/17        1,570,103
   2,000    Lakeland, FL Energy Sys Rev (MBIA
            Insd)....................................    5.000    10/01/18        2,016,460
   2,000    Miami-Dade Cnty, FL Expwy Auth Rfdg (FGIC
            Insd)....................................    5.000    07/01/21        1,993,620
   4,000    Miami-Dade Cnty, FL Expwy Auth Rfdg (FGIC
            Insd)....................................    5.125    07/01/25        4,019,400
   4,285    Miami-Dade Cnty, FL Sch Brd Ser A (MBIA
            Insd)....................................    5.000    05/01/18        4,328,707
   6,000    Orange Cnty, FL Hlth Fac Auth Rev
            (Inverse Fltg) (Prerefunded @ 11/23/01)
            (MBIA Insd)..............................   10.236    10/29/21        6,285,000
   3,725    Santa Rosa Bay Brdg Auth FL Rev Cap
            Apprec (MBIA Insd).......................     *       07/01/18        1,538,946
     680    Sunrise, FL Spl Tax Dist No 1 Rfdg (FSA
            Insd)....................................    4.875    10/01/18          678,436
  10,000    Tallahassee, FL Hlth Fac Rev Tallahassee
            Mem Regl Med Ser A Rfdg (MBIA Insd)
            (b)......................................    6.625    12/01/13       11,273,100
  10,320    Tampa Bay Wtr FL Util Sys Rev Impt Ser A
            Rfdg & Impt (FGIC Insd)..................    5.000    10/01/17       10,470,156
   1,000    Village Ctr Cmnty Dev Dist FL Rectl Rev
            Ser A (MBIA Insd)........................    5.200    11/01/25        1,011,130
   2,735    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac
            Embry Riddle Ser B Rfdg (AMBAC Insd).....    5.250    10/15/19        2,803,211
                                                                             --------------
                                                                                 86,391,683
                                                                             --------------
            GEORGIA  2.8%
   4,150    Georgia Muni Elec Auth Pwr Rev Cap Apprec
            Gen Ser B (BIGI Insd)....................     *       01/01/08        3,223,097
  14,690    Georgia Muni Elec Auth Pwr Rev Ser Y
            (AMBAC Insd).............................    6.400    01/01/13       17,374,451
   9,590    Georgia Muni Elec Auth Pwr Rev Ser Y
            (MBIA Insd)..............................    6.500    01/01/17       11,459,858
     860    Georgia Muni Elec Auth Pwr Rev Ser Y
            (Escrowed to Maturity) (AMBAC Insd)......    6.400    01/01/13        1,019,349
     410    Georgia Muni Elec Auth Pwr Rev Ser Y
            (Escrowed to Maturity) (MBIA Insd).......    6.500    01/01/17          491,438
                                                                             --------------
                                                                                 33,568,193
                                                                             --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            HAWAII  1.6%
$ 12,785    Hawaii St Arpt Sys Rev Rfdg (MBIA
            Insd)....................................    6.400%   07/01/08   $   13,761,902
   5,000    Hawaii St Ser CV (FGIC Insd).............    5.125    08/01/17        5,100,800
                                                                             --------------
                                                                                 18,862,702
                                                                             --------------
            IDAHO  0.4%
   4,740    Canyon Cnty, ID Sch Dist No 131 (FGIC
            Insd)....................................    5.375    07/30/17        4,983,683
                                                                             --------------

            ILLINOIS  19.3%
   2,215    Bolingbrook, IL Cap Apprec Ser C Rfdg
            (MBIA Insd)..............................     *       01/01/19          893,531
   2,595    Bolingbrook, IL Cap Apprec Ser C Rfdg
            (MBIA Insd)..............................     *       01/01/20          984,387
   1,695    Champaign Cnty, IL Cmnty Unit Sch Dist No
            116 Urbana Ser C (FGIC Insd).............     *       01/01/15          836,313
   2,845    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform B 1 (FGIC Insd)...................     *       12/01/19        1,092,878
  10,000    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform B 1 (FGIC Insd)...................     *       12/01/27        2,406,200
   6,225    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/15        3,091,148
   1,500    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/19          576,510
   1,020    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/25          274,757
   8,000    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/29        1,725,040
   3,250    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/30          661,765
   5,000    Chicago, IL Cap Apprec City Colleges
            (FGIC Insd)..............................     *       01/01/27        1,269,950
   2,000    Chicago, IL Lakefront Millenium Pkg Fac
            (MBIA Insd) (c)..........................  0/5.700    01/01/25        1,662,120
   2,000    Chicago, IL Lakefront Millenium Pkg Fac
            (MBIA Insd) (c)..........................  0/5.750    01/01/29        1,649,260
   9,000    Chicago, IL Neighborhoods Alive 21 Pgm
            (FGIC Insd)..............................    5.000    01/01/41        8,590,860
   5,000    Chicago, IL O'Hare Intl Arpt 2nd Lien
            Passenger Fac D (AMBAC Insd).............    5.000    01/01/26        4,819,250
   8,975    Chicago, IL Park Dist Ser B (FGIC
            Insd)....................................    4.750    01/01/26        8,322,069
   1,500    Chicago, IL Proj Rfdg (MBIA Insd)........    5.500    01/01/15        1,602,345
  10,000    Chicago, IL Proj Ser A Rfdg (FGIC
            Insd)....................................    5.375    01/01/34       10,152,300

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            ILLINOIS (CONTINUED)
$  5,000    Chicago, IL Proj Ser A Rfdg (MBIA
            Insd)....................................    5.500%   01/01/38   $    5,155,750
   2,720    Chicago, IL Pub Bldg Comm Bldg Rev
            Chicago Transit Auth (Prerefunded @
            01/01/05) (AMBAC Insd)...................    6.600    01/01/15        2,992,762
   5,000    Chicago, IL Sales Tax Rev (FGIC Insd)....    5.375    01/01/30        5,059,400
   2,055    Chicago, IL Spl Transn Rev (AMBAC
            Insd)....................................    5.000    01/01/21        2,016,243
   3,000    Chicago, IL Spl Transn Rev (AMBAC
            Insd)....................................    5.000    01/01/22        2,938,020
   3,270    Chicago, IL Wtr Rev Cap Apprec (FGIC
            Insd)....................................     *       11/01/10        2,205,321
   6,000    Chicago, IL Wtr Rev Rfdg (FGIC Insd).....    5.250    11/01/27        6,015,780
   4,210    Cook Cnty, IL Cmnty College Dist No 122
            Cap Apprec (FGIC Insd)...................     *       12/01/19        1,609,778
   5,550    Cook Cnty, IL Cmnty College Dist No 508
            Chicago Ctfs Partn (FGIC Insd)...........    8.750    01/01/03        5,974,519
   8,460    Cook Cnty, IL Cmnty College Dist No 508
            Chicago Ctfs Partn (FGIC Insd)...........    8.750    01/01/04        9,523,760
   2,460    Cook Cnty, IL Cmnty College Dist No 508
            Chicago Ctfs Partn (FGIC Insd)...........    8.750    01/01/05        2,875,986
   3,500    Cook Cnty, IL Cmnty College Dist No 508
            Chicago Ctfs Partn (FGIC Insd)...........    8.750    01/01/07        4,325,370
   2,055    Cook Cnty, IL Cmnty Cons Sch Dist No 015
            Palatine Cap Apprec (FSA Insd)...........     *       12/01/10        1,380,919
   1,505    Cook Cnty, IL Sch Dist No 100 Berwyn
            South (FSA Insd).........................    8.200    12/01/14        2,047,447
   1,775    Cook Cnty, IL Sch Dist No 100 Berwyn
            South (FSA Insd).........................    8.100    12/01/16        2,420,851
   2,605    Cook Cnty, IL Sch Dist No 122 Cap Apprec
            (FGIC Insd)..............................     *       12/01/17        1,131,925
   2,995    Cook Cnty, IL Sch Dist No 122 Cap Apprec
            (FGIC Insd)..............................     *       12/01/18        1,221,631
   4,050    Cook Cnty, IL Sch Dist No 122 Cap Apprec
            (FGIC Insd)..............................     *       12/01/20        1,455,165
   3,000    Cook Cnty, IL Ser A Rfdg (FGIC Insd).....    5.000    11/15/18        3,003,090
   4,000    Cook Cnty, IL Ser A Rfdg (FGIC Insd).....    5.000    11/15/22        3,910,440
  10,000    Illinois Dev Fin Auth Pollutn Ctl Rev
            Comwlth Edison Co Proj Ser D Rfdg (AMBAC
            Insd)....................................    6.750    03/01/15       11,278,400
  35,000    Illinois Dev Fin Auth Pollutn Ctl Rev IL
            Pwr Co Proj Ser A First Mtg Rfdg (MBIA
            Insd)....................................    7.400    12/01/24       40,063,800

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            ILLINOIS (CONTINUED)
$  2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm
            Rockford Sch 205 (FSA Insd)..............    6.650%   02/01/11   $    2,367,620
   5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm
            Rockford Sch 205 Rfdg (FSA Insd).........    6.650    02/01/12        5,695,586
   2,000    Illinois Ed Fac Auth Rev DePaul Univ
            (AMBAC Insd).............................    5.625    10/01/14        2,173,100
     649    Illinois Hlth Fac Auth Rev Cmnty Prov
            Pooled Pgm Ser B (MBIA Insd).............    7.900    08/15/03          651,888
   3,400    Illinois Hlth Fac Auth Rev Rush
            Presbyterian Saint Luke Hosp (Inverse
            Fltg) (Prerefunded @ 11/01/01) (MBIA
            Insd)....................................   10.984    10/01/24        3,536,000
   4,000    Illinois Muni Elec Agy Pwr Supply Sys Rev
            Rfdg (FSA Insd)..........................    5.000    02/01/21        3,900,480
   3,050    Illinois St (FGIC Insd)..................    5.125    12/01/15        3,122,834
   3,500    Illinois St (FGIC Insd)..................    5.125    12/01/17        3,546,130
   2,700    Lake Cnty, IL Cmnty Cons Sch Dist No 50
            Woodland Cap Apprec Ser B (FGIC Insd)....     *       12/01/13        1,524,555
   1,200    Lake Cnty, IL Cmnty Cons Sch Dist No 50
            Woodland Cap Apprec Ser B (FGIC Insd)....     *       12/01/14          635,784
   2,500    Lake Cnty, IL Cmnty Cons Sch Dist No 50
            Woodland Ser A (FGIC Insd)...............    6.000    12/01/20        2,693,450
   3,940    Lake Cnty, IL Cmnty High Sch Dist No 117
            Antioch Cap Apprec Ser B (FGIC Insd).....     *       12/01/10        2,647,601
   6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
            Waukegan Cap Apprec Ser A (FSA Insd).....     *       12/01/17        2,964,378
   3,175    Lake Cnty, IL Cmnty Unit Sch Dist No 95
            Lake Zurich Cap Apprec (FGIC Insd).......     *       12/01/15        1,576,610
   3,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
            Dist No 158 Cap Apprec (FGIC Insd).......     *       01/01/17        1,372,740
   4,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
            Dist No 158 Cap Apprec (FGIC Insd).......     *       01/01/18        1,719,720
   1,735    McHenry Cnty, IL Cmnty High Sch Dist No
            154 Cap Apprec (FGIC Insd)...............     *       01/01/15          892,172
   2,080    McHenry Cnty, IL Cmnty High Sch Dist No
            154 Cap Apprec (FGIC Insd)...............     *       01/01/16        1,003,184
   1,000    McHenry Cnty, IL Consv Dist Ser A (FGIC
            Insd)....................................    5.500    02/01/16        1,056,370
   1,330    McHenry Cnty, IL Consv Dist Ser A (FGIC
            Insd)....................................    5.500    02/01/17        1,394,744
   3,000    Northern IL Univ Rev Aux Fac Sys (FGIC
            Insd)....................................    5.000    04/01/29        2,906,310

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            ILLINOIS (CONTINUED)
$  2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
            Ser A (MBIA Insd)........................     *       04/01/20   $      748,680
   2,500    Southern IL Univ Rev Cap Apprec Hsg & Aux
            Ser A (MBIA Insd)........................     *       04/01/23          781,525
   2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
            Ser A (MBIA Insd)........................     *       04/01/26          527,820
     225    University of IL Ctfs Partn UI Integrate
            Proj (AMBAC Insd)........................    4.375%   10/01/11          226,044
   4,000    Will & Kendall Cntys, IL Cmnty (FSA
            Insd)....................................    5.000    01/01/16        4,052,600
   4,000    Will & Kendall Cntys, IL Cmnty (FSA
            Insd)....................................    5.000    01/01/17        4,023,640
   1,495    Will Cnty, IL Sch Dist No 017 (AMBAC
            Insd)....................................    5.000    12/01/16        1,512,148
   1,575    Will Cnty, IL Sch Dist No 017 (AMBAC
            Insd)....................................    5.000    12/01/17        1,581,757
                                                                             --------------
                                                                                230,052,510
                                                                             --------------
            INDIANA  3.2%
   1,785    Center Grove, IN 2000 Bldg First Mtg
            (AMBAC Insd).............................    5.500    07/15/17        1,866,699
   1,885    Center Grove, IN 2000 Bldg First Mtg
            (AMBAC Insd).............................    5.500    07/15/18        1,960,852
   2,550    East Chicago, IN Multi Sch Bldg Corp
            First Mtg Rfdg (AMBAC Insd)..............    5.500    07/15/14        2,709,630
   1,855    Hamilton Southeastern, IN Cons First Mtg
            (FSA Insd)...............................    5.500    07/15/16        1,962,089
   1,075    Hamilton Southeastern, IN Cons First Mtg
            (FSA Insd)...............................    5.500    01/15/19        1,115,721
   1,395    Indiana Bd Bk Com Sch Fd Adv Pur Fdg
            (AMBAC Insd).............................    5.000    02/01/19        1,382,933
   1,855    Indiana Bd Bk Spl Pgm Ser A (Escrowed to
            Maturity) (AMBAC Insd)...................    9.750    08/01/09        2,335,649
   5,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
            Hosp Proj Rfdg & Impt (MBIA Insd)........    6.400    05/01/12        5,197,500
   3,835    Indiana Tran Fin Auth Hwy Rev Ser A (MBIA
            Insd)....................................    5.250    12/01/13        4,057,890
   2,335    Lake Cnty, IN Bldg Corp First Mtg (MBIA
            Insd)....................................    5.750    08/01/11        2,593,484
   1,605    Mount Vernon of Hancock Cnty First Mtg
            Ser B (AMBAC Insd).......................    5.500    07/15/16        1,697,657

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            INDIANA (CONTINUED)
$  1,695    Mount Vernon of Hancock Cnty First Mtg
            Ser B (AMBAC Insd).......................    5.500%   07/15/17   $    1,779,309
   1,590    Shelbyville, IN Elem Sch Bldg First Mtg
            Rfdg (FSA Insd)..........................    5.000    07/05/17        1,597,807
   1,790    Shelbyville, IN Elem Sch Bldg First Mtg
            Rfdg (FSA Insd)..........................    5.000    07/05/18        1,786,850
   1,415    Shelbyville, IN Elem Sch Bldg First Mtg
            Rfdg (FSA Insd)..........................    5.000    07/05/19        1,399,293
   1,370    St. Joseph Cnty, IN Redev Dist (FGIC
            Insd)....................................    5.000    01/15/16        1,384,960
   1,405    St. Joseph Cnty, IN Redev Dist (FGIC
            Insd)....................................    5.000    07/15/16        1,420,343
   2,200    Western Sch Bldg Corp Ind First Mtg Rfdg
            (MBIA Insd)..............................    5.000    01/15/16        2,226,268
                                                                             --------------
                                                                                 38,474,934
                                                                             --------------
            IOWA  0.2%
   2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl
            Hosp Proj (FSA Insd).....................    5.750    07/01/17        2,499,877
                                                                             --------------

            KANSAS  1.6%
  18,750    Burlington, KS Pollutn Ctl Rev KS Gas &
            Elec Co Proj Rfdg (MBIA Insd) (b)........    7.000    06/01/31       19,191,750
                                                                             --------------

            KENTUCKY  0.0%
       5    Kentucky Cntys Single Family Mtg
            Presbyterian Homes Ser A Rfdg (MBIA
            Insd)....................................    8.625    09/01/15            5,012
                                                                             --------------

            LOUISIANA  1.0%
   4,065    Calcasieu Parish, LA Mem Hosp Svc Dist
            Hosp Rev Lake Charles Mem Hosp Proj Ser A
            (Connie Lee Insd)........................    6.375    12/01/12        4,789,098
   5,530    Calcasieu Parish, LA Mem Hosp Svc Dist
            Hosp Rev Lake Charles Mem Hosp Proj Ser A
            (Connie Lee Insd)........................    6.500    12/01/18        6,574,009
   4,575    New Orleans, LA Home Mtg Auth Single
            Family Mtg Rev 1985 Ser A (MBIA Insd)....     *       09/15/16          949,496
                                                                             --------------
                                                                                 12,312,603
                                                                             --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            MASSACHUSETTS  0.2%
$  1,700    Massachusetts St Hlth & Ed Fac Auth Rev
            Mt Auburn Hosp Ser B1 (MBIA Insd)........    6.250%   08/15/14   $    1,873,791
                                                                             --------------

            MICHIGAN  1.9%
   3,250    Chippewa Valley, MI Sch Rfdg (AMBAC
            Insd)....................................    4.750    05/01/23        3,067,480
   3,385    Detroit, MI Wtr Supply Sys Rev Sr Lien
            Ser A (FGIC Insd)........................    5.500    07/01/24        3,502,256
   3,000    Hazel Park, MI Bldg Auth Ice Arena (AMBAC
            Insd)....................................    4.700    04/01/24        2,805,750
   1,400    Huron, MI Sch Dist (FSA Insd)............    5.250    05/01/21        1,418,354
   1,150    Kalamazoo, MI City Sch Dist Bldg & Site
            (FSA Insd)...............................    5.250    05/01/16        1,196,978
   3,675    Kalamazoo, MI City Sch Dist Bldg & Site
            (FSA Insd)...............................    5.250    05/01/17        3,796,496
   2,100    Michigan Higher Ed Fac Auth Ltd Oblig
            Kettering Univ Rfdg (AMBAC Insd).........    5.000    09/01/26        2,057,412
   2,000    Michigan St Hsg Dev Auth Rental Hsg Rev
            Ser B (AMBAC Insd).......................    5.000    04/01/04        2,072,900
   2,500    Michigan St Strategic Fd Ltd Oblig Rev
            Detroit Ed-Cc-Conv Rfdg (AMBAC Insd).....    4.850    09/01/30        2,600,825
                                                                             --------------
                                                                                 22,518,451
                                                                             --------------
            MINNESOTA  0.3%
   1,000    Brainerd, MN Rev Evangelical Lutheran Ser
            B Rfdg (FSA Insd)........................    6.650    03/01/17        1,034,570
   2,000    Western, MN Muni Pwr Agy Ser A Rfdg
            (AMBAC Insd).............................    5.500    01/01/12        2,125,300
                                                                             --------------
                                                                                  3,159,870
                                                                             --------------
            MISSISSIPPI  1.3%
   1,450    Harrison Cnty, MS Wastewtr Mgmt & Solid
            Wastewtr Treatment Fac Ser A Rfdg (FGIC
            Insd)....................................    5.500    02/01/08        1,584,691
   2,595    Harrison Cnty, MS Wastewtr Mgmt & Solid
            Wastewtr Treatment Fac Ser A Rfdg (FGIC
            Insd)....................................    5.500    02/01/09        2,841,240
   1,600    Harrison Cnty, MS Wastewtr Mgmt & Solid
            Wastewtr Treatment Fac Ser A Rfdg (FGIC
            Insd)....................................    5.500    02/01/10        1,757,408
   2,215    Harrison Cnty, MS Wastewtr Mgmt & Solid
            Wastewtr Treatment Fac Ser A Rfdg (FGIC
            Insd)....................................    5.500    02/01/11        2,434,573

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            MISSISSIPPI (CONTINUED)
$  1,000    Harrison Cnty, MS Wastewtr Mgmt Dist Rev
            Wastewtr Treatment Fac Ser A Rfdg (FGIC
            Insd)....................................    8.500%   02/01/13   $    1,359,150
   5,785    Mississippi St Cap Impt Ser B (FGIC
            Insd)....................................    5.000    11/01/16        5,876,172
                                                                             --------------
                                                                                 15,853,234
                                                                             --------------
            MISSOURI  1.6%
   2,040    Cass Cnty, MO Ctfs Partn (FGIC Insd).....    5.000    04/01/17        2,066,969
   1,000    Cass Cnty, MO Ctfs Partn (FGIC Insd).....    5.000    04/01/18        1,007,150
     500    Kansas City, MO Metro Cmnty College Bldg
            Corp Rev Leasehold Jr College Rfdg & Impt
            (FGIC Insd)..............................    5.000    07/01/21          491,645
   1,555    Lees Summit, MO Wtr & Swr Rev Rfdg (AMBAC
            Insd) (a)................................    5.250    07/01/14        1,610,451
   1,170    Mehlville, MO Sch Dist No R-9 Ctfs Partn
            Ser A (FSA Insd).........................    5.500    03/01/16        1,250,215
   1,225    Mehlville, MO Sch Dist No R-9 Ctfs Partn
            Ser A (FSA Insd).........................    5.500    03/01/17        1,299,358
   4,585    Missouri St Hlth & Ed Fac Auth (MBIA
            Insd)....................................    6.250    06/01/16        4,771,380
   6,530    St. Louis, MO Muni Fin Corp Lease Rev
            City Justice Ctr Ser A Rfdg (AMBAC
            Insd)....................................    4.750    02/15/17        6,449,028
                                                                             --------------
                                                                                 18,946,196
                                                                             --------------
            NEBRASKA  0.2%
   2,250    American Pub Energy Agy NE Gas Sup Rev NE
            Pub Gas Agy Proj Ser A (AMBAC Insd)......    4.375    06/01/10        2,217,938
                                                                             --------------

            NEVADA  1.8%
   3,000    Clark Cnty, NV Arpt Rev Sub Lien Ser B
            (FGIC Insd)..............................    5.200    07/01/31        2,966,160
   2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co
            Proj Ser C Rfdg (AMBAC Insd).............    7.200    10/01/22        2,128,480
  10,000    Director St, NV Dept Business & Ind Las
            Vegas Monorail Proj First Tier (AMBAC
            Insd)....................................    5.625    01/01/32       10,402,300
   1,035    Washoe Cnty, NV Ctfs Partn Pub Safety
            Training Fac Proj (AMBAC Insd)...........    4.700    09/01/07        1,082,393
   1,000    Washoe Cnty, NV Ctfs Partn Pub Safety
            Training Fac Proj (AMBAC Insd)...........    4.750    09/01/08        1,040,150

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            NEVADA (CONTINUED)
$  2,000    Washoe Cnty, NV Ctfs Partn Pub Safety
            Training Fac Proj (AMBAC Insd)...........    4.800%   09/01/09   $    2,072,060
   1,530    Washoe Cnty, NV Ctfs Partn Pub Safety
            Training Fac Proj (AMBAC Insd)...........    4.875    09/01/10        1,583,611
                                                                             --------------
                                                                                 21,275,154
                                                                             --------------
            NEW HAMPSHIRE  0.3%
   2,500    New Hampshire St Tpk Sys Rev Ser C Rfdg
            (Inverse Fltg) (FGIC Insd)...............   11.047    11/01/17        3,228,125
                                                                             --------------

            NEW JERSEY  2.3%
   5,500    Howell Twp, NJ Rfdg (FGIC Insd)..........    6.800    01/01/14        5,668,905
   3,625    Morristown, NJ Rfdg (FSA Insd)...........    6.400    08/01/14        4,089,689
  12,400    New Jersey St Tran Corp Ctfs Fed Tran
            Admin Grants Ser A (AMBAC Insd)..........    5.875    09/15/12       13,913,668
   3,500    New Jersey St Trans Tr Fd Transn Sys Ser
            B (AMBAC Insd)...........................    5.000    06/15/13        3,655,680
                                                                             --------------
                                                                                 27,327,942
                                                                             --------------
            NEW YORK  1.0%
   3,095    Long Island Pwr Auth, NY Elec Sys Rev Gen
            Ser A (FSA Insd).........................    5.125    12/01/16        3,179,834
   4,350    New York City Indl Dev Agy Civic Fac Rev
            USTA Natl Tennis Cent Proj (FSA Insd)....    6.375    11/15/14        4,866,998
      15    New York St Med Care Fac Fin Agy Rev
            (Prerefunded @ 08/15/04) (FSA Insd)......    6.500    08/15/15           16,925
   3,990    New York St Twy Auth Hwy & Brdg Tr Fd Ser
            A (AMBAC Insd)...........................    5.250    04/01/13        4,221,859
                                                                             --------------
                                                                                 12,285,616
                                                                             --------------
            NORTH CAROLINA  0.1%
   1,250    Franklin Cnty, NC Ctfs Partn Jail & Sch
            Proj (Prerefunded @ 06/01/04) (FGIC
            Insd)....................................    6.625    06/01/14        1,398,138
                                                                             --------------

            NORTH DAKOTA  0.9%
   5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope
            Vly Station Rfdg (AMBAC Insd)............    7.200    06/30/13        6,184,750
   5,000    Oliver Cnty, ND Pollutn Ctl Rev Square
            Butte Elec Co-op Ser A Rfdg (AMBAC
            Insd)....................................    5.300    01/01/27        5,045,100
                                                                             --------------
                                                                                 11,229,850
                                                                             --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            OKLAHOMA  2.3%
$    225    Edmond, OK Pub Wks Auth Sales (AMBAC
            Insd)....................................    4.750%   07/01/17   $      222,404
   1,355    Jenks, OK Aquarium Auth Rev First Mtg
            (MBIA Insd)..............................    6.000    07/01/20        1,485,608
  11,000    McAlester, OK Pub Wks Auth Util Sys Rev
            (FSA Insd)...............................     *       02/01/30        2,246,860
   2,100    Midwest City, OK Muni Auth (FSA Insd)....    5.150    06/01/15        2,174,298
   5,660    Mustang, OK Impt Auth Util Rev (FSA
            Insd)....................................    5.800    10/01/30        6,082,802
   2,020    Oklahoma City, OK Arpt Trust Jr Lien 27th
            Ser A (FSA Insd).........................    5.000    07/01/17        2,024,828
   4,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg
            (FSA Insd)...............................    5.750    07/01/30        4,258,240
   8,260    Tulsa, OK Tulsa Indl Auth Rev Univ Of
            Tulsa Ser A (MBIA Insd)..................    5.375    10/01/31        8,419,418
                                                                             --------------
                                                                                 26,914,458
                                                                             --------------
            OREGON  0.3%
   1,000    Jackson Cnty, OR Sch Dist No 0 (FSA
            Insd)....................................    5.500    06/15/16        1,067,770
   1,650    Portland, OR Arpt Rev Ser 15 Intl Arpt
            Ser A Rfdg (FGIC Insd)...................    5.000    07/01/13        1,716,066
   1,215    Portland, OR Arpt Rev Ser 15 Intl Arpt
            Ser A Rfdg (FGIC Insd)...................    5.000    07/01/14        1,251,110
                                                                             --------------
                                                                                  4,034,946
                                                                             --------------
            PENNSYLVANIA  3.5%
   5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd
            Hlth Sys Ser A (MBIA Insd)...............    6.500    11/15/30        5,594,050
   4,875    Allegheny Cnty, PA Hosp Dev Auth Rev
            Pittsburgh Mercy Hlth Sys Inc (Escrowed
            to Maturity) (AMBAC Insd)................    5.625    08/15/26        5,054,546
   2,625    Harrisburg, PA Pkg Auth Rev Gtd Ser J
            Rfdg (MBIA Insd).........................    5.000    09/01/18        2,640,199
   1,000    Lehigh Cnty, PA Gen Purp Auth Rev Hosp
            Lehigh Vy Hosp Ser A (AMBAC Insd)........    6.400    11/01/21        1,053,610
   6,000    Lycoming Cnty, PA Auth College Rev PA
            College of Technology (AMBAC Insd).......    5.350    07/01/26        6,124,620
   2,125    Pennsylvania St Higher Ed Fac Auth Rev St
            Sys Higher Ed Ser P (AMBAC Insd).........    5.000    12/15/16        2,156,918
   8,500    Philadelphia, PA (FSA Insd)..............    5.250    09/15/25        8,585,085
   1,520    Philadelphia, PA Gas Wks Rev 14th Ser
            (FSA Insd)...............................    6.375    07/01/14        1,641,661

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            PENNSYLVANIA (CONTINUED)
$    730    Philadelphia, PA Gas Wks Rev 14th Ser
            (Prerefunded @ 07/01/03) (FSA Insd)......    6.375%   07/01/14   $      794,101
   8,085    Philadelphia, PA Wtr & Wastewtr Rev (FSA
            Insd)....................................    5.000    06/15/16        8,112,732
                                                                             --------------
                                                                                 41,757,522
                                                                             --------------
            SOUTH CAROLINA  0.1%
   1,480    South Carolina St Pub Svc Auth Ser A Rfdg
            (FSA Insd) (a)...........................    5.500    01/01/17        1,544,173
                                                                             --------------

            SOUTH DAKOTA  3.2%
   1,100    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd) (a)................................    5.500    06/01/05        1,179,629
   1,165    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd) (a)................................    5.500    06/01/06        1,258,468
   1,220    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd) (a)................................    5.500    06/01/07        1,319,528
   1,290    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd) (a)................................    5.500    06/01/08        1,391,755
   1,355    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd) (a)................................    5.500    06/01/09        1,462,492
   1,430    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd) (a)................................    5.500    06/01/10        1,543,084
   1,585    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
            Insd) (a)................................    5.500    06/01/12        1,685,061
  13,860    Sioux Falls, SD Sales Tax Rev
            (Prerefunded @ 11/15/03) (AMBAC Insd)....    5.450    11/15/14       15,006,499
   1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
            (AMBAC Insd).............................    5.500    11/15/12        1,100,140
   1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
            (AMBAC Insd).............................    5.500    11/15/14        1,083,540
   5,205    South Dakota St Lease Rev Trust Ctfs Ser
            A (FSA Insd).............................    6.625    09/01/12        6,266,091
   4,000    South Dakota St Lease Rev Trust Ctfs Ser
            A (FSA Insd).............................    6.700    09/01/17        4,873,960
                                                                             --------------
                                                                                 38,170,247
                                                                             --------------
            TENNESSEE  0.6%
   1,000    Putnam Cnty, TN Rfdg (FGIC Insd).........    5.250    04/01/18        1,052,650
   6,000    Tennergy Corp, TN Gas Rev (MBIA Insd)....    4.125    06/01/09        5,856,900
                                                                             --------------
                                                                                  6,909,550
                                                                             --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            TEXAS  12.5%
$  2,075    Alamo, TX Cmnty College Dist Combined Fee
            Rfdg (FSA Insd)..........................    5.000%   11/01/21   $    2,034,953
   2,160    Alamo, TX Cmnty College Dist Combined Fee
            Rfdg (FSA Insd)..........................    5.000    11/01/22        2,114,424
   3,000    Amarillo, TX Hlth Fac Corp Hosp Rev High
            Plains Baptist Hosp (Inverse Fltg)
            (Prerefunded @ 01/01/02) (FSA Insd)......   10.264    01/03/22        3,183,750
  16,145    Austin, TX Util Sys Rev Rfdg (FSA
            Insd)....................................    5.000    11/15/11       16,787,248
  12,500    Austin, TX Util Sys Rev Ser A Rfdg (MBIA
            Insd)....................................     *       11/15/10        8,415,875
   5,000    Brazos River Auth, TX Rev Houston Inds
            Inc Proj Ser C (AMBAC Insd)..............    5.125    05/01/19        5,000,100
  15,400    Dallas Cnty, TX Util & Reclamation Dist
            Ser B Rfdg (AMBAC Insd)..................    5.875    02/15/29       16,112,866
   5,000    El Paso, TX Ctfs Oblig (FSA Insd)........    5.750    08/15/25        5,208,100
   3,745    Galveston, TX Rfdg (AMBAC Insd)..........    5.250    05/01/21        3,782,750
   1,135    Galveston, TX Rfdg (AMBAC Insd)..........    5.250    05/01/23        1,143,024
   3,000    Harris Cnty, TX Toll Rd Sr Lien Rfdg
            (FGIC Insd)..............................    5.000    08/15/16        3,017,250
   4,915    Harris Cnty, TX Toll Rd Sr Lien Rfdg
            (MBIA Insd)..............................    5.125    08/15/17        4,981,795
   1,000    Harris Cnty-Houston, TX Sports Sr Lien
            Ser A Rfdg (MBIA Insd)...................    5.250    11/15/26        1,002,660
   2,000    Houston, TX Forward Pub Impt Ser B Rfdg
            (FSA Insd) (a)...........................    5.500    03/01/18        2,072,620
  12,400    Houston, TX Wtr & Swr Sys Rev Cap Apprec
            Ser A Rfdg (FSA Insd)....................     *       12/01/20        4,470,324
   7,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
            A Rfdg (FSA Insd)........................    5.500    12/01/16        7,404,740
   3,500    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
            A Rfdg (FSA Insd)........................    5.500    12/01/17        3,670,730
   3,990    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
            A Rfdg (FSA Insd)........................    5.000    12/01/18        3,969,252
   4,195    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
            A Rfdg (FSA Insd)........................    5.000    12/01/19        4,142,940
   1,790    Laredo, TX Cmnty College Dist Combined
            Fee Rev Bldg Rfdg (AMBAC Insd)...........    5.300    08/01/26        1,803,067
   9,905    Lower Colorado River Auth TX Rev & Impt
            Rfdg (FSA Insd)..........................    5.000    05/15/22        9,698,481
   1,000    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
            Insd)....................................     *       03/01/16          467,880

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            TEXAS (CONTINUED)
$  1,305    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
            Insd)....................................     *       03/01/17   $      571,760
   1,000    San Antonio, TX Indpt Sch Dist Pub Fac
            Corp Lease Rev (AMBAC Insd)..............    5.850%   10/15/10        1,089,580
   1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth
            Sys Rev Ser B (Escrowed to Maturity)
            (FGIC Insd)..............................    5.000    09/01/15        1,845,690
  35,105    Texas St Tpk Auth Dallas Northtwy George
            Bush Tpk (FGIC Insd).....................    5.250    01/01/23       35,278,419
                                                                             --------------
                                                                                149,270,278
                                                                             --------------
            UTAH  0.9%
     710    Provo, UT Elec Rev 1984 Ser A Rfdg
            (Escrowed to Maturity) (AMBAC Insd)......   10.375    09/15/15        1,016,152
   6,835    Utah St Muni Fin Co-op Loc Govt Rev Pool
            Cap Salt Lake (FSA Insd).................     *       03/01/09        4,990,917
   4,540    West Vly City, UT Muni Bldg Lease Ser A
            Rfdg (AMBAC Insd)........................    4.750    04/15/19        4,385,141
                                                                             --------------
                                                                                 10,392,210
                                                                             --------------
            VIRGINIA  0.4%
   4,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)...    6.800    03/01/14        4,434,760
                                                                             --------------

            WASHINGTON  5.7%
  10,275    Clark Cnty, WA Pub Util Dist No 001 Elec
            Rev (FSA Insd)...........................    5.125    01/01/20       10,309,216
   2,990    Clark Cnty, WA Pub Util Dist No 001 Wtr
            Rev (FSA Insd)...........................    5.125    01/01/20        3,000,914
  11,340    Energy Northwest WA Elec Rev Columbia
            Generating Ser A Rfdg (FSA Insd).........    5.500    07/01/17       11,946,463
   4,500    Energy Northwest WA Elec Rev Proj No 3
            Ser A Rfdg (FSA Insd)....................    5.500    07/01/17        4,740,660
  14,500    Energy Northwest WA Elec Rev Proj No 3
            Ser A Rfdg (FSA Insd)....................    5.500    07/01/18       15,201,075
   2,335    Grant Cnty, WA Pub Util Dist No 2 Priest
            Rapids Hydro Elec Rev Second Ser C Rfdg
            (AMBAC Insd).............................    6.000    01/01/17        2,497,002
   1,025    Grant Cnty, WA Pub Util Dist No 2 Wanapum
            Hydro Elec Rev Second Ser C Rfdg (AMBAC
            Insd)....................................    6.000    01/01/17        1,096,115
   4,335    Mason Cnty, WA Sch Dist (FGIC Insd)......    5.125    12/01/20        4,335,000
     350    Pierce Cnty, WA Swr Rev Ser A (Escrowed
            to Maturity) (MBIA Insd).................    9.000    02/01/05          416,458

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            WASHINGTON (CONTINUED)
$  2,000    Seattle, WA Muni Lt & Pwr Rev Impt Rfdg
            (FSA Insd)...............................    5.500%   03/01/18   $    2,087,340
   5,000    Spokane, WA Regl Solid Waste Mgmt Sys Rev
            (Prerefunded @ 12/01/02) (AMBAC Insd)....    6.250    12/01/11        5,300,150
   3,090    Washington St Pub Pwr Supply Sys Nuclear
            Proj No 1 Rev Ser A Rfdg (AMBAC Insd)....    5.700    07/01/09        3,384,323
   3,150    Washington St Ser R 99A Rfdg (FGIC
            Insd)....................................    5.000    01/01/17        3,175,515
                                                                             --------------
                                                                                 67,490,231
                                                                             --------------
            WISCONSIN  1.8%
   2,325    Appleton, WI Wtrwks Rev Rfdg (FGIC Insd)
            (a)......................................    5.375    01/01/18        2,391,960
   1,300    Kaukauna, WI Area Sch Dist Rfdg (FSA
            Insd)....................................    4.850    03/01/17        1,289,223
   1,000    Kenosha Cnty, WI Ser A Rfdg (FGIC Insd)
            (a)......................................    5.000    03/01/17        1,007,140
   1,150    Middleton-Cross Plains Area, WI Sch Dist
            Rfdg (MBIA Insd).........................    5.000    04/01/20        1,128,898
   1,505    Oak Creek Franklin, WI Jt Sch Dist Rfdg
            (FGIC Insd) (a)..........................    5.500    04/01/17        1,582,899
   1,635    Oak Creek Franklin, WI Jt Sch Dist Rfdg
            (FGIC Insd) (a)..........................    5.500    04/01/19        1,700,645
   1,000    Pleasant Prairie, WI Ser C Rfdg (FGIC
            Insd)....................................    5.000    09/01/21          980,800
   1,350    Plover, WI Wtr Sys Rev (AMBAC Insd)......    5.400    12/01/16        1,408,320
   1,500    Plover, WI Wtr Sys Rev (AMBAC Insd)......    5.500    12/01/18        1,561,455
   3,950    Two Rivers, WI Pub Sch Dist Rfdg (FSA
            Insd)....................................    6.000    03/01/18        4,310,872
   3,920    University of Wisconsin Hosp & Clinics
            Auth Rev (FSA Insd)......................    6.200    04/01/29        4,295,614
                                                                             --------------
                                                                                 21,657,826
                                                                             --------------
            WYOMING  0.2%
   2,000    Laramie Cnty, WY Hosp Rev Mem Hosp Proj
            (AMBAC Insd).............................    6.700    05/01/12        2,127,340
                                                                             --------------

            PUERTO RICO  0.3%
   3,000    Puerto Rico Indl Tourist Ed Med &
            Environmental Ctl Fac Hosp Aux (MBIA
            Insd)....................................    6.250    07/01/16        3,228,570
                                                                             --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
TOTAL LONG-TERM INVESTMENTS  95.5%
  (Cost $1,063,240,164)...................................................   $1,135,884,693

SHORT-TERM INVESTMENTS  3.7%
  (Cost $44,170,000)......................................................       44,170,000
                                                                             --------------

TOTAL INVESTMENTS  99.2%
  (Cost $1,107,410,164)...................................................    1,180,054,693

OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%...............................        9,990,521
                                                                             --------------
NET ASSETS  100.0%........................................................   $1,190,045,214
                                                                             ==============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corp.
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $1,107,410,164).....................  $1,180,054,693
Cash........................................................         730,015
Receivables:
  Investments Sold..........................................      21,642,834
  Interest..................................................      14,590,769
  Fund Shares Sold..........................................       3,520,238
Other.......................................................         156,380
                                                              --------------
    Total Assets............................................   1,220,694,929
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      26,722,136
  Income Distributions......................................       1,228,485
  Fund Shares Repurchased...................................       1,090,882
  Distributor and Affiliates................................         606,311
  Investment Advisory Fee...................................         498,813
Accrued Expenses............................................         311,613
Trustees' Deferred Compensation and Retirement Plans........         191,475
                                                              --------------
    Total Liabilities.......................................      30,649,715
                                                              --------------
NET ASSETS..................................................  $1,190,045,214
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,091,571,020
Net Unrealized Appreciation.................................      72,644,529
Accumulated Net Realized Gain...............................      26,301,619
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (471,954)
                                                              --------------
NET ASSETS..................................................  $1,190,045,214
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,129,649,210 and 58,786,955 shares of
    beneficial interest issued and outstanding).............  $        19.22
    Maximum sales charge (4.75%* of offering price).........             .96
                                                              --------------
    Maximum offering price to public........................  $        20.18
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $49,150,959 and 2,560,293 shares of
    beneficial interest issued and outstanding).............  $        19.20
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,245,045 and 586,074 shares of
    beneficial interest issued and outstanding).............  $        19.19
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................  $ 63,449,095
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     5,919,482
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,755,429, $472,937 and $76,522,
  respectively).............................................     3,304,888
Shareholder Services........................................       872,782
Custody.....................................................       105,642
Legal.......................................................        96,959
Other.......................................................       573,716
                                                              ------------
    Total Expenses..........................................    10,873,469
    Less Credits Earned on Cash Balances....................        80,711
                                                              ------------
    Net Expenses............................................    10,792,758
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 52,656,337
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 28,347,885
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    40,310,572
  End of the Period.........................................    72,644,529
                                                              ------------
Net Unrealized Appreciation During the Period...............    32,333,957
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 60,681,842
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $113,338,179
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $   52,656,337        $   58,365,668
Net Realized Gain..............................       28,347,885             2,647,580
Net Unrealized Appreciation During the
  Period.......................................       32,333,957             7,045,806
                                                  --------------        --------------
Change in Net Assets from Operations...........      113,338,179            68,059,054
                                                  --------------        --------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares...............................      (52,689,287)          (54,044,808)
  Class B Shares...............................       (1,795,935)           (2,065,598)
  Class C Shares...............................         (303,030)             (300,106)
                                                  --------------        --------------
                                                     (54,788,252)          (56,410,512)
                                                  --------------        --------------

Distributions from Net Realized Gain:
  Class A Shares...............................              -0-              (238,550)
  Class B Shares...............................              -0-               (40,306)
  Class C Shares...............................              -0-               (21,035)
                                                  --------------        --------------
                                                             -0-              (299,891)
                                                  --------------        --------------
Total Distributions............................      (54,788,252)          (56,710,403)
                                                  --------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       58,549,927            11,348,651
                                                  --------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      118,855,941           130,042,291
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       39,363,000            40,567,000
Cost of Shares Repurchased.....................     (161,702,324)         (290,402,820)
                                                  --------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................       (3,483,383)         (119,793,529)
                                                  --------------        --------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........       55,066,544          (108,444,878)
NET ASSETS:
Beginning of the Period........................    1,134,978,670         1,243,423,548
                                                  --------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($471,954) and $1,659,961, respectively).....   $1,190,045,214        $1,134,978,670
                                                  ==============        ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 NINE
                                                                MONTHS         YEAR ENDED
                                 YEAR ENDED SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS A SHARES                ------------------------------   SEPT. 30,   -------------------
                                2001       2000       1999       1998        1997       1996
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $  18.27   $  18.08   $  19.96   $  19.63    $  19.24   $  19.55
                              --------   --------   --------   --------    --------   --------
  Net Investment Income.....       .86        .91        .91        .71         .97        .98
  Net Realized and
    Unrealized Gain/Loss....       .98        .17      (1.64)       .37         .55       (.30)
                              --------   --------   --------   --------    --------   --------
Total from Investment
  Operations................      1.84       1.08       (.73)      1.08        1.52        .68
                              --------   --------   --------   --------    --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................       .89        .88        .92        .72         .97        .99
  Distributions from Net
    Realized Gain...........       -0-        .01        .23        .03         .16        -0-
                              --------   --------   --------   --------    --------   --------
Total Distributions.........       .89        .89       1.15        .75        1.13        .99
                              --------   --------   --------   --------    --------   --------
NET ASSET VALUE, END OF THE
  PERIOD....................  $  19.22   $  18.27   $  18.08   $  19.96    $  19.63   $  19.24
                              ========   ========   ========   ========    ========   ========

Total Return (a)............    10.28%      6.13%     -3.80%      5.61%*      8.19%      3.65%
Net Assets at End of the
  Period (In millions)......  $1,129.6   $1,086.6   $1,178.3   $1,353.9    $1,283.5   $1,283.7
Ratio of Expenses to Average
  Net Assets (b)............      .90%       .90%       .92%       .90%        .92%       .95%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................     4.55%      5.10%      4.77%      4.85%       5.07%      5.11%
Portfolio Turnover..........       80%        69%        92%        62%*        82%        92%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and the Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS       YEAR ENDED
                                   YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS B SHARES                     ------------------------   SEPT. 30,   ---------------
                                    2001     2000     1999      1998       1997     1996
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $18.26   $18.08   $19.96    $19.63     $19.24   $19.55
                                   ------   ------   ------    ------     ------   ------
  Net Investment Income.........      .70      .78      .76       .60        .82      .83
  Net Realized and Unrealized
    Gain/Loss...................      .99      .15    (1.64)      .37        .55     (.30)
                                   ------   ------   ------    ------     ------   ------
Total from Investment
  Operations....................     1.69      .93     (.88)      .97       1.37      .53
                                   ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................      .75      .74      .77       .61        .82      .84
  Distributions from Net
    Realized Gain...............      -0-      .01      .23       .03        .16      -0-
                                   ------   ------   ------    ------     ------   ------
Total Distributions.............      .75      .75     1.00       .64        .98      .84
                                   ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $19.20   $18.26   $18.08    $19.96     $19.63   $19.24
                                   ======   ======   ======    ======     ======   ======
Total Return (a)................    9.42%    5.25%   -4.60%     5.07%*     7.36%    2.83%
Net Assets at End of the Period
  (In millions).................   $ 49.2   $ 43.0   $ 56.8    $ 71.9     $ 70.1   $ 71.6
Ratio of Expenses to Average Net
  Assets (b)....................    1.69%    1.68%    1.68%     1.66%      1.69%    1.74%
Ratio of Net Investment Income
  to Average Net Assets (b).....    3.76%    4.34%    3.99%     4.08%      4.29%    4.38%
Portfolio Turnover..............      80%      69%      92%       62%*       82%      92%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS       YEAR ENDED
                                   YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS C SHARES                     ------------------------   SEPT. 30,   ---------------
                                    2001     2000     1999      1998       1997     1996
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $18.25   $18.08   $19.95    $19.63     $19.24   $19.55
                                   ------   ------   ------    ------     ------   ------
  Net Investment Income.........      .69      .79      .76       .60        .82      .83
  Net Realized and Unrealized
    Gain/Loss...................     1.00      .13    (1.63)      .37        .55     (.30)
                                   ------   ------   ------    ------     ------   ------
Total from Investment
  Operations....................     1.69      .92     (.87)      .97       1.37      .53
                                   ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................      .75      .74      .77       .61        .82      .84
  Distributions from Net
    Realized Gain...............      -0-      .01      .23       .04        .16      -0-
                                   ------   ------   ------    ------     ------   ------
Total Distributions.............      .75      .75     1.00       .65        .98      .84
                                   ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $19.19   $18.25   $18.08    $19.95     $19.63   $19.24
                                   ======   ======   ======    ======     ======   ======
Total Return (a)................    9.42%    5.19%   -4.55%     5.02%*     7.36%    2.83%
Net Assets at End of the Period
  (In millions).................   $ 11.2   $  5.4   $  8.3    $  6.8     $  5.6   $  4.9
Ratio of Expenses to Average Net
  Assets (b)....................    1.65%    1.68%    1.68%     1.66%      1.69%    1.74%
Ratio of Net Investment Income
  to Average Net Assets (b).....    3.80%    4.35%    3.99%     4.06%      4.29%    4.37%
Portfolio Turnover..............      80%      69%      92%       62%*       82%      92%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investments Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investments companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $757,311.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund intends to utilize its capital loss carryforward of $1,991,890.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $1,107,410,164; the aggregate gross unrealized appreciation is $73,364,853 and the aggregate gross unrealized depreciation is $720,324, resulting in net unrealized appreciation on long- and short-term investments of $72,644,529.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to the inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $80,711 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .525%
Next $500 million...........................................       .500%
Next $500 million...........................................       .475%
Over $1.5 billion...........................................       .450%

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $37,900 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Advisor allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $155,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $689,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $132,486 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $1,030,723,516, $49,192,760 and
$11,654,744 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,044,693    $  95,170,346
  Class B................................................     909,860       17,262,583
  Class C................................................     339,430        6,423,012
                                                           ----------    -------------
Total Sales..............................................   6,293,983    $ 118,855,941
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   2,015,361    $  38,165,436
  Class B................................................      53,346        1,009,926
  Class C................................................       9,902          187,638
                                                           ----------    -------------
Total Dividend Reinvestment..............................   2,078,609    $  39,363,000
                                                           ==========    =============
Repurchases:
  Class A................................................  (7,741,602)   $(146,276,228)
  Class B................................................    (758,254)     (14,306,069)
  Class C................................................     (59,426)      (1,120,027)
                                                           ----------    -------------
Total Repurchases........................................  (8,559,282)   $(161,702,324)
                                                           ==========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $1,043,663,962, $45,226,320 and
$6,164,121 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    6,924,593    $ 122,658,515
  Class B...............................................      281,392        5,044,295
  Class C...............................................      131,015        2,339,481
                                                          -----------    -------------
Total Sales.............................................    7,337,000    $ 130,042,291
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,192,824    $  39,253,774
  Class B...............................................       62,202        1,112,560
  Class C...............................................       11,228          200,666
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,266,254    $  40,567,000
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,817,661)   $(264,704,104)
  Class B...............................................   (1,127,106)     (20,224,429)
  Class C...............................................     (306,099)      (5,474,287)
                                                          -----------    -------------
Total Repurchases.......................................  (16,250,866)   $(290,402,820)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 31, 2001 and 2000, 404,147 and 340,832 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $111,300 and CDSC on redeemed shares of approximately $76,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $896,669,851 and $890,286,234, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

floating rate rises, the coupon is reduced. Conversely as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $614,100 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $71,700.

                                                                      APPENDIX C

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                      FLORIDA INSURED TAX FREE INCOME FUND

                             DATED JANUARY 28, 2002

                      SUPPLEMENT DATED MAY 6, 2002 TO THE

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
           VAN KAMPEN TAX FREE TRUST, ON BEHALF OF EACH OF ITS SERIES
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
                    VAN KAMPEN INSURED TAX FREE INCOME FUND
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                     VAN KAMPEN GOVERNMENT SECURITIES FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON APRIL 1, 2002
                       VAN KAMPEN GROWTH AND INCOME FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002
              VAN KAMPEN TAX-EXEMPT TRUST ON BEHALF OF ITS SERIES
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 24, 2001,
        AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND MARCH 29, 2002
                   VAN KAMPEN TRUST, ON BEHALF OF ITS SERIES
                           VAN KAMPEN HIGH YIELD FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 27, 2001,
        AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND MARCH 29, 2002
            VAN KAMPEN EQUITY TRUST, ON BEHALF OF EACH OF ITS SERIES
                       VAN KAMPEN AGGRESSIVE GROWTH FUND
                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN SELECT GROWTH FUND
                        VAN KAMPEN SMALL CAP GROWTH FUND
                        VAN KAMPEN SMALL CAP VALUE FUND
                            VAN KAMPEN UTILITY FUND
                      VAN KAMPEN VALUE OPPORTUNITIES FUND

         STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 25, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
              VAN KAMPEN EQUITY TRUST II, ON BEHALF OF ITS SERIES
                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

         STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                            VAN KAMPEN RESERVE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                              VAN KAMPEN PACE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
         VAN KAMPEN SERIES FUND, INC., ON BEHALF OF EACH OF ITS SERIES
                         VAN KAMPEN AMERICAN VALUE FUND
                          VAN KAMPEN ASIAN EQUITY FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                     VAN KAMPEN EUROPEAN VALUE EQUITY FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                      VAN KAMPEN GLOBAL VALUE EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         VAN KAMPEN LATIN AMERICAN FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                             VAN KAMPEN VALUE FUND
                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
        AS PREVIOUSLY SUPPLEMENTED ON MARCH 20, 2002 AND MARCH 29, 2002
             VAN KAMPEN SERIES FUND, INC., ON BEHALF OF ITS SERIES
                        VAN KAMPEN GLOBAL FRANCHISE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                         VAN KAMPEN TAX FREE MONEY FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                         VAN KAMPEN CORPORATE BOND FUND
                        VAN KAMPEN EMERGING GROWTH FUND
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
               VAN KAMPEN EQUITY TRUST II ON BEHALF OF ITS SERIES
                           VAN KAMPEN TECHNOLOGY FUND
                   VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND

     The Statement of Additional Information is hereby supplemented as follows:

     The section entitled "TRUSTEES AND OFFICERS" is hereby amended by deleting all information pertaining to Michael H. Santo, effective May 3, 2002.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                 MF SPT SAI 5/02

                     SUPPLEMENT DATED MARCH 29, 2002 TO THE

           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002
           VAN KAMPEN TAX FREE TRUST, ON BEHALF OF EACH OF ITS SERIES
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
                    VAN KAMPEN INSURED TAX FREE INCOME FUND
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 19, 2002
               VAN KAMPEN TAX FREE TRUST, ON BEHALF OF ITS SERIES
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 29, 2002
                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 29, 2002
                     VAN KAMPEN GOVERNMENT SECURITIES FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002,
                       VAN KAMPEN GROWTH AND INCOME FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2001,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 16, 2002
                            VAN KAMPEN COMSTOCK FUND
                             VAN KAMPEN HARBOR FUND
                     VAN KAMPEN REAL ESTATE SECURITIES FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 16, 2001 AND JANUARY 16, 2002
           VAN KAMPEN U.S. GOVERNMENT TRUST, ON BEHALF OF ITS SERIES
                        VAN KAMPEN U.S. GOVERNMENT FUND
                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
                         VAN KAMPEN EQUITY INCOME FUND
            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 24, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND JANUARY 16, 2002
                   VAN KAMPEN TRUST, ON BEHALF OF ITS SERIES
                           VAN KAMPEN HIGH YIELD FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2001,
      AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 2, 2001 AND JANUARY 16, 2002
                           VAN KAMPEN ENTERPRISE FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 27, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND JANUARY 16, 2002
            VAN KAMPEN EQUITY TRUST, ON BEHALF OF EACH OF ITS SERIES
                       VAN KAMPEN AGGRESSIVE GROWTH FUND
                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN SELECT GROWTH FUND
                        VAN KAMPEN SMALL CAP GROWTH FUND
                        VAN KAMPEN SMALL CAP VALUE FUND
                            VAN KAMPEN UTILITY FUND
                      VAN KAMPEN VALUE OPPORTUNITIES FUND
            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 27, 2001,
                 AS PREVIOUSLY SUPPLEMENTED ON DECEMBER 6, 2001
                VAN KAMPEN EQUITY TRUST, ON BEHALF OF ITS SERIES
                        VAN KAMPEN SMALL CAP VALUE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 25, 2001
              VAN KAMPEN EQUITY TRUST II, ON BEHALF OF ITS SERIES
                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 2001
                            VAN KAMPEN RESERVE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 16, 2002
                              VAN KAMPEN PACE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON JANUARY 16, 2002 AND MARCH 20, 2002
         VAN KAMPEN SERIES FUND, INC., ON BEHALF OF EACH OF ITS SERIES
                         VAN KAMPEN AMERICAN VALUE FUND
                          VAN KAMPEN ASIAN EQUITY FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                     VAN KAMPEN EUROPEAN VALUE EQUITY FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                      VAN KAMPEN GLOBAL VALUE EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        VAN KAMPEN GLOBAL FRANCHISE FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         VAN KAMPEN LATIN AMERICAN FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                             VAN KAMPEN VALUE FUND
                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001
                         VAN KAMPEN TAX FREE MONEY FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2001
                         VAN KAMPEN CORPORATE BOND FUND
                        VAN KAMPEN EMERGING GROWTH FUND
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
               VAN KAMPEN EQUITY TRUST II ON BEHALF OF ITS SERIES
                           VAN KAMPEN TECHNOLOGY FUND
                   VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002
              VAN KAMPEN TAX-EXEMPT TRUST ON BEHALF OF ITS SERIES
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 18, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 16, 2001 AND NOVEMBER 2, 2001
        VAN KAMPEN LIFE INVESTMENT TRUST ON BEHALF OF EACH OF ITS SERIES
                           ASSET ALLOCATION PORTFOLIO
                           DOMESTIC INCOME PORTFOLIO
                              GOVERNMENT PORTFOLIO
    STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 18, 2001, AS PREVIOUSLY
                        SUPPLEMENTED ON NOVEMBER 2, 2001
        VAN KAMPEN LIFE INVESTMENT TRUST ON BEHALF OF EACH OF ITS SERIES
                           ASSET ALLOCATION PORTFOLIO
                           DOMESTIC INCOME PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          AGGRESSIVE GROWTH PORTFOLIO
                               COMSTOCK PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                              ENTERPRISE PORTFOLIO
                            GLOBAL EQUITY PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                             MONEY MARKET PORTFOLIO
                            SELECT GROWTH PORTFOLIO
                           STRATEGIC STOCK PORTFOLIO
                              TECHNOLOGY PORTFOLIO

     The Statement of Additional Information is hereby supplemented as follows:

     (1) The section entitled "TRUSTEES AND OFFICERS" is hereby amended by deleting all information pertaining to Philip B. Rooney, effective March 27, 2002.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                 MF SPT SAI 3/02

                      STATEMENT OF ADDITIONAL INFORMATION

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

  Van Kampen Florida Insured Tax Free Income Fund's (the "Fund") investment objective is to provide a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. The Fund is designed for investors who are residents of Florida for Florida tax purposes. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of investment as to timely payment of principal and interest by a top-rated private insurance company.

  The Fund is organized as a non-diversified series of the Van Kampen Tax Free Trust, an open-end, management investment company (the "Trust").

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Policies and Risks....................   B-4
Strategic Transactions......................................   B-14
Investment Restrictions.....................................   B-19
Description of Insurance Company Claims Paying Ability
  Ratings...................................................   B-20
Trustees and Officers.......................................   B-22
Investment Advisory Agreement...............................   B-31
Other Agreements............................................   B-31
Distribution and Service....................................   B-32
Transfer Agent..............................................   B-35
Portfolio Transactions and Brokerage Allocation.............   B-35
Shareholder Services........................................   B-37
Redemption of Shares........................................   B-39
Contingent Deferred Sales Charge-Class A....................   B-39
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-40
Taxation....................................................   B-41
Fund Performance............................................   B-45
Other Information...........................................   B-48
Description of Securities Ratings...........................   B-48
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-2
Notes to Financial Statements...............................   F-12

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2002.


                                                           FLI SAI 1/02

                              GENERAL INFORMATION

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1985 under the name Van Kampen Merritt Tax Free Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Tax Free Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

  The Fund was originally organized in 1994 under the name Van Kampen Merritt Florida Insured Tax Free Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Florida Insured Tax Free Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.

  Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.

  Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

  The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution expenses. Each class of shares also has exclusive voting rights with respect to its distribution fee.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

  In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

  As of January 8, 2002, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                               AMOUNT OF
                                                              OWNERSHIP AT
                      NAME AND ADDRESS                         JANUARY 8,      CLASS     PERCENTAGE
                         OF HOLDER                                2002       OF SHARES   OWNERSHIP
------------------------------------------------------------  ------------   ---------   ----------
Dean Witter Reynolds........................................    255,718          B            12%
  5 World Trade Center Fl 6                                      23,346          C          7.80%
  New York, NY 10048-0205
Edward Jones & Co...........................................    294,561          A            11%
  Attn: Mutual Fund                                              37,970          C         12.67%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts, MO 63043-3009
Merrill Lynch Pierce Fenner & Smith Inc.
  For the sole benefit of its customers                         182,963          A          6.80%
  Attn: Fund Administration 97F29...........................
  Attn: Fund Administration 97F30                               160,625          B          7.27%
  Attn: Fund Administration 97F06                                65,731          C         21.93%
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
NFSC FEBO...................................................     15,040          C          5.02%
  Lois Kessler TR
  Lois Kessler Rev Liv Trust
  U/A 10/3/90
  4402 Sundial Ct.
  Ft. Myers, FL 33908-1627
Advanced Clearing FBO 4651101241............................     25,228          C          8.42%
  PO Box 2226
  Omaha, NE 68103-2226

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

  The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

  Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation. "Non-Substitution" clauses in municipal lease transactions have recently been held unenforceable in Florida as violative of public policy. The Fund will invest in lease obligations which contain non-appropriation clauses only if such obligations are rated investment grade at the time of investment.

  Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

  The Fund also may invest up to 20% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

  The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

  The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

  Although the Fund invests primarily in municipal securities insured as to timely payment of principal and interest, municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

INSURANCE

  As described in the Prospectus, the Fund invests primarily in municipal securities which are either pre-insured under a policy obtained for such securities prior to the purchase of such securities or are insured under policies obtained by the Fund to cover otherwise uninsured securities.

  ORIGINAL ISSUE INSURANCE. Original Issue Insurance is purchased with respect to a particular issue of municipal securities by the issuer thereof or a third party in conjunction with the original issuance of such municipal securities. Under such insurance, the insurer unconditionally guarantees to the holder of the insured municipal security the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer; except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the insured payments may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal security issuers or from any other source. Original Issue Insurance generally does not insure payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal securities), the value of the shares of the Fund or the market value of municipal securities, or payments of any tender purchase price upon the tender of the municipal securities. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

  In the event that interest on or principal of a municipal security covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date of such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instrument of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any municipal securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

  Original Issue Insurance remains in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

  SECONDARY MARKET INSURANCE. Subsequent to the time of original issuance of a municipal security, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such municipal security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal security covered thereby remains outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal security. All premiums respecting municipal securities covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

  One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal security would be to enhance the value of such municipal security. The Fund, for example, might seek to purchase a particular municipal security and obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the market value of such municipal security, as insured, would exceed the current value of the municipal security without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a municipal security that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of the Adviser, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

  PORTFOLIO INSURANCE. The Portfolio Insurance policies obtained by the Fund would insure the payment of principal and interest on specified eligible municipal securities purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal securities insured under one Portfolio Insurance policy generally would not be insured under any other policy purchased by the Fund. A municipal security is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund. If a municipal security already is covered by Original Issue Insurance of Secondary Market Insurance, the Fund is not required to additionally insure any such municipal security under any policy of Portfolio Insurance that the Fund may purchase.

  Portfolio Insurance policies are effective only as to municipal securities owned and held by the Fund, and do not cover municipal securities for which the contract for purchase fails. A "when-issued" municipal security will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal security.

  In determining whether to insure municipal securities held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal securities. See "Original Issue Insurance" above.

  Each Portfolio Insurance policy will be non-cancellable and will remain in effect so long as the Fund is in existence, the municipal securities covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees of the Fund generally will reserve the right to terminate each policy upon seven days written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

  Each Portfolio Insurance policy shall terminate as to any municipal security that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such municipal security, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such municipal security, the policy will terminate as to such municipal security on the business day immediately following such payment date. Each policy will terminate as to all municipal securities covered thereby on the date on which the last of the covered municipal securities mature, are redeemed or are sold by the Fund.

  One or more policies of Portfolio Insurance may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a municipal security that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such municipal security. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a municipal security only if, in the opinion of the Adviser, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance. The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment of principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

  Because each Portfolio Insurance policy will terminate as to municipal securities sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance will remain in effect as long as municipal securities covered thereby are outstanding, such insurance may enhance the marketability of such securities even when such securities are in default or in significant risk of default, but the exact effect, if any, on the marketability cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal securities covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

  GENERAL. It is anticipated that certain of the municipal securities to be purchased by the Fund will be insured under policies obtained by persons other than the Fund. In instances in which the Fund purchases municipal securities insured under policies obtained by persons other than the Fund, the Fund does not pay the premiums for such policies; rather the cost of such policies may be reflected in a higher purchase price for such municipal securities. Accordingly, the yield on such municipal securities may be lower than that on similar uninsured municipal securities. Premiums for a Portfolio Insurance Policy generally are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums paid by the Fund which, in turn, will depend upon the characteristics of the covered municipal securities held by the Fund. In the event the Fund were to purchase Secondary Market Insurance with respect to any municipal securities then covered by a Portfolio Insurance policy, the coverage and the obligation of the Fund to pay monthly premiums under such policy would cease with such purchase.

  There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event that such insurance is no longer available or that the cost of such insurance outweighs the benefits to the Fund in the view of the Board of Trustees, the Board will consider whether to modify the investment policies of the Fund, which may require the approval of shareholders. In the event the claims-paying ability rating of an insurer of municipal securities in the Fund's portfolio were to be lowered from AAA by Standard and Poor's ("S&P"), Aaa by Moody's Investor Services, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical ratings organization ("NRSRO"), or if the Adviser anticipates such a lowering or otherwise does not believe an insurer's claims-paying ability merits its existing triple-A rating, the Fund could seek to obtain additional insurance from an insurer whose claims-paying ability is rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO, or if the Adviser determines that the cost of obtaining such additional insurance outweigh the benefits, the Fund may elect not to obtain additional insurance. In making such determination, the Adviser will consider the cost of the additional insurance, the new claims-paying ability rating and financial condition of the existing insurer and the creditworthiness of the issuer or guarantor of the underlying municipal securities. The Adviser also may determine not to purchase additional insurance in such circumstances if it believes that the insurer is taking steps which will cause its triple-A claims paying ability rating to be restored promptly.

  Although the Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honour their obligations under all circumstances. The Fund cannot predict the consequences of a state takeover of an insurer's obligations and, in particular, whether such an insurer (or its state regulatory agency) could or would honour all of the insurer's contractual obligations including any outstanding insurance contracts insuring the timely payment of principal and interest on municipal securities. The Fund cannot predict the impact which such events might have on the market values of such municipal security. In the event of a default by an insurer on its obligations with respect to any municipal securities in the Fund's portfolio, the Fund would look to the issuer or guarantor of the relevant municipal securities for payments of principal and interest and such issuer or guarantor may not be rated AAA by S&P, Aaa by Moody's or an equivalent rating by another NRSRO. Accordingly, the Fund could be exposed to greater risk of non-payment in such circumstances which could adversely affect the Fund's net asset value. Alternatively, the Fund could elect to dispose of such municipal securities; however, the market prices for such municipal securities may be lower than the Fund's purchase price for them and the Fund could sustain a capital loss as a result.

  Although the insurance on municipal securities reduces financial or credit risk in respect of the insured obligations (i.e., the possibility that owners of the insured municipal securities will not receive timely scheduled payments of principal or interest), insured municipal securities remain subject to market risk

(i.e., fluctuations in market value as a result of changes in prevailing interest rates). Accordingly, insurance on municipal securities does not insure the market value of the Fund's assets or the net asset value.

SPECIAL CONSIDERATIONS REGARDING FLORIDA MUNICIPAL SECURITIES

  GENERAL. As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in Florida municipal securities. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal securities. In addition, the specific Florida municipal securities in which the Fund will invest are expected to change from time to time. The following information constitutes only a brief summary of some of the complex factors which may have an impact on the financial situation of issuers of Florida municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Florida municipal securities may be subject and is not applicable to "conduit" obligations, such as industrial development revenue bonds, with respect to which the public issuer itself has no financial responsibility. Such information is derived from certain official statements of the State of Florida published in connection with the issuance of specific State of Florida securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all Florida municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.

  Many factors, including national, economic, social and environmental policies and conditions, that are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Florida municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no responsibility on the part of the State of Florida to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Florida, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Florida municipal securities.

  Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole. Florida's economic outlook is generally projected to reflect the national economic outlook. The Florida constitution and statutes require a balanced budget, which may affect the ability of the State of Florida to issue and/or repay its obligations. In addition, various limitations on the State of Florida, its governmental agencies and its local governments, including school and special districts and authorities, may inhibit the ability of these issuers to repay existing indebtedness and issue additional indebtedness. The ability of such issuers to repay revenue bonds may also depend on the success of the capital projects to which they relate. The ability of such issuers to repay general obligation bonds will also depend on the success of such issuer maintaining its ad valorem tax base.

  INVESTMENT PRACTICES AND POLICIES OF ISSUERS OF FLORIDA MUNICIPAL
ISSUERS. Florida law does provide certain restrictions on the investment of funds for the State of Florida and its local governments; however, with respect to all municipalities and its charter counties, such restrictions may be limited by the constitutional home rule powers of such entities. Although the Florida municipal securities which may be purchased by the Fund will be insured, only those securities that are insured by Original Issuance Insurance will contain restrictions on investments imposed by the issuer of such insurance. Because statutory restrictions on investments and investment policies with respect to the investment of funds is limited by constitutional home rule powers, there can be no assurance as to whether any issuer will suffer losses as a result of investments or the magnitude or any such losses.

  POPULATION, INCOME AND EMPLOYMENT. Population: Florida ranks as the fourth most populous state, with an estimated population of 16.34 million as of April 1, 2001. From 1990 to 2000, the U.S. population has increased about 1% annually, while Florida's population has averaged a 1.8% annual increase due primarily to net in-migration. During that period, 16% of the State's population growth was due to the excess of births over deaths, and 84% to net in-migration. Approximately one-third of such in-migration was from foreign countries, with the rest from other states.

  Since 1990, the ratio of Florida's working age population to total State population has been about 60% and is not expected to change appreciably between 2000 and 2010. The population aged 85 and older was projected to grow by 29% between 1995 and 2000, and by 23% to 409,000, between 2000 and 2005.

  Employment: Since 1990, Florida's working age population (age 18-64) increased 17%, while the number of employed persons increased approximately 20.2%. The trade and services sectors of the State's economy are growing. In 1998, services constituted 36% of the State's total non-farm jobs, compared to 32.6% five years earlier. The total number of jobs increased 20% while jobs in trade and services increased 17% and 32%, respectively. Of the 20 public companies in Florida with the most revenues in 1998, 13 are Fortune 500 companies, with headquarters in the State (FORTUNE MAGAZINE, April 17, 2000).

  The unemployment rate for Florida in 2001 was 3.7% while the nation's rate in 2001 was 4.2%.

  Income: Historically, Florida's total personal income has grown more than that of the U.S. and the other southeastern states. From 1990 to 1999, Florida's total nominal personal income grew by 62% and per capita income expanded approximately 41%. For the nation, total and per capita personal income increased by 59% and 46%, respectively. Because Florida has an older and proportionally larger retirement population than most states, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, worker's compensation and veterans benefits) are major sources of income.

  TOURISM INDUSTRY. Tourism remains an important aspect of the Florida economy. Its financial impact is reflected in a broad range of market sectors, such as transportation, communications, retail trade and services, and in State tax revenues generated by business activities which cater to visitors, such as hotels, restaurants, admissions and gift shops. According to Visit Florida, the direct support organization for the Florida Commission on Tourism, approximately
48.7 million people visited the State in 1998. According to the Florida Statistical Abstract, (University of Florida, Bureau of Economic and Business Research, 2000) during Fiscal year 1999-2000, the State licensed 4,705 hotels and motels with 370,961 total units. During the same period 37,076 food service establishments were licensed, with seating capacity of 3,187,167. Visitors to the State's public parks and recreation areas totaled 16,451,587 for Fiscal year 1999-2000, a 12.3% increase over the prior year.

  STATE FINANCIAL OPERATIONS. Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds--the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax and estate tax. Unlike many other jurisdictions, the State of Florida does not levy ad valorem taxes on real property or tangible personal property, nor does it impose a personal income tax.

  The sales and use tax is the largest single source of tax receipts in Florida. The sales tax is 6% of the sales price of tangible personal property sold at retail in the State. The use tax is at 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the State. Slightly less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which collected for use by the county and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess a 0.5% or 1% discretionary sales surtax within their county, for certain purposes. The proceeds of these surtaxes are required to be applied to the purposes for which such surtax is assessed. In each of the past three legislative sessions of the Florida Legislature, measures were enacted which temporarily waived collection of the sales tax on clothing priced under certain amounts. General revenue was estimated to decrease by $142.7 million in Fiscal Year 1999-2000, and $35.5 million in Fiscal Year 2000-01 as a result of the sales tax waivers.

  Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the

Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law.

  For the State fiscal year which ended June 30, 2001, sales and use tax revenue allocated to the State's General Revenue Fund were $13,945.7 million.

  The second largest source of State tax receipts, including those distributed to local governments, is the tax on motor fuels. However, these revenues are almost entirely trust funds dedicated for specific purposes and are not included in the State General Revenue Fund. Taxes on motor fuels (gasoline and diesel fuel) include several distinct fuel taxes: (1) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9 cents per gallon; (2) the State excise tax of four cents per gallon of motor fuel, with proceeds distributed to local governments; (3) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; (4) aviation fuel, which air carriers may choose to be taxed at 6.9 cents per gallon or 8% of the retail price of fuel, not to be less than
4.4 cents per gallon; and (5) local option motor fuel taxes, which may range between one cent to 12 cents per gallon.

  Most of the proceeds of the sales tax on motor fuels are deposited into the State Transportation Trust Fund for road maintenance and construction. The proceeds of the State excise tax of four cents per gallon is distributed by formula to local governments. The first two cents (described as the Constitutional Gas Tax) are primarily pledged for each county's debt service requirements, with any remaining balance deposited into the county's transportation trust fund. The remaining two cents of the excise tax (described as the County and Municipal Gas Taxes) are part of the State Revenue Sharing Program. Proceeds from the SCETS tax are, to the maximum extent possible, expended on road projects in the counties in which the revenues are derived. Local option gas taxes of one to 11 cents per net gallon, and the so-called "ninth cent fuel tax" of one cent per net gallon, of motor fuel may be levied by counties, for use by local governments for transportation expenditures. Local Option Gas Tax revenues may be pledged for payment of bonds issued by the local government or the Division of Bond Finance on behalf of local governments to fund transportation capital improvements.

  Alcoholic beverage tax and license revenues totalled $523.3 million (estimated) in the State fiscal year ended June 30, 2001, a 6% decrease from the prior fiscal year. The receipts of corporate income tax for the State fiscal year ended June 30, 2001 were $1,344.8 million (estimated), a decrease of 4.4% over the prior fiscal year. In November 1986, the voters of the State approved a constitutional amendment to allow the State to operate a lottery, the proceeds of which are required to be applied as follows: 50% to be returned to the public as prizes, at least 38% to be deposited in the Educational Enhancement Trust (for public education), and no more than 12% to be spent on the administrative cost of operating the lottery.

  The State Constitution does not permit a personal income tax. An amendment to the State Constitution would be required to impose a personal income tax in the State.

  LOCAL GOVERNMENT REVENUE SOURCES. County and municipal governments in Florida depend primarily upon ad valorem property taxes, and sales, motor fuels and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall levels of revenues from these sources is in part dependent upon the local, state and national economy. Local government obligations held by the Fund may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

  STATE CONSTITUTIONAL AMENDMENT LIMITING STATE REVENUES. An amendment to the Constitution of the State of Florida was approved by the voters of the State of Florida at the November 1994 general election. This amendment limits the amount of taxes, fees, licenses and charges imposed by the State Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the state revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year could be increased by a two-thirds vote of the Legislature. The limit was effective in the fiscal year 1995-1996. Excess revenues generated will initially be deposited in the budget stabilization fund until it is fully funded; any additional excess revenues will then be refunded to taxpayers. This amendment could limit the amount of actual revenues from which the State of Florida could appropriate funds, including funds appropriated to local governments. It is unclear at this point what effect, if any, this amendment would have on local government debt obligations payable from state revenues which may be subject to this amendment, such as state revenue sharing moneys or other state revenues distributed to local governments. Certain State of Florida debt obligations, which are not by their terms subject to appropriation, should not be affected, depending upon the language of the legislation authorizing the issuance of such obligations.

STATE REVENUES SHORTFALL AND BUDGET REDUCTIONS

  RECENT FINANCIAL DEVELOPMENTS. The State's general revenue collections were approximately $130 million less than expected for the fiscal year ended June 30, 2001, or 0.7% of total expected general revenue of $19.3 billion for such period. In anticipation of continued revenue weakness, only 24% of the budget authority for state operations funded by general revenue was released for each of the first two quarters of the current fiscal year.

  Revised general revenue estimates for the current fiscal year were released on September 13, 2001. The forecast reduced general revenue tax estimates by $673.2 million for the 2001-02 fiscal year. Reductions in the general revenue tax estimates resulted from the impact of a slowing national economy.

  As a result of the terrorist attacks on New York City and Washington, D.C., a Consensus Estimating Conference for General Revenues was held October 15, 2001, to revise the general revenue estimates released on September 13. The new estimates of general revenue collections for the current fiscal year were further reduced by $644.3 million; when combined with the September 13 reduction, this amounts to $1,317.5 less than the original estimate used to develop this year's appropriations, a 6.6% reduction. This brings general fund revenues available for appropriation in the current fiscal year to $19,361.7 million, which approximates the amount of general revenue expended on appropriations in the previous fiscal year ($19,245.2 million.) The October 15 Conference also reduced the general revenue estimate for the 2002-03 fiscal year by $783.5 million, which, when added to the September 13 reduction, brings the total estimated general revenue available for appropriation in the fiscal year to $19,595.2 million.

  With regard to the combined General Revenue/Working Capital Fund fiscal position for the current fiscal year, the new estimate, when combined with other funds available, left a year-end projected budget shortfall of $928.5 million. This did not take into account reserve funds of $940.9 million in the Budget Stabilization Fund.

  The Governor and Comptroller have a statutory duty to ensure that no deficit occurs in any State fund. The expected shortfall in the General Revenue Fund requires the State's budget to be reduced, or for moneys in the Budget Stabilization Fund or other available funds to be applied to cover the shortfall or a combination of these alternatives. Due to the size of the projected budget shortfall, the legislature was required to address the expected budget shortfall.

  At a special session of the Florida Legislature concluded on December 6, 2001, the Legislature passed an appropriations bill to address the expected budget shortfall and revise the State's budget for fiscal year ending June 30, 2002. The revised budget uses a combination of spending reductions, deferral of intangible tax relief and transfers or moneys in trust funds and the Working Capital Fund to balance the State's budget as required by section 216.221, Florida Statutes.

  The appropriations bill, which contains the revisions to the State budget, includes spending reductions totalling $722 million. The revised budget also uses $104 million from the Working Capital Fund and $383 million from trust funds to mitigate the budget impact of the expected $1.3 billion revenue shortfall (Senate Bill 2-C, Chapter 2001-367, Laws of Florida). Lastly, the appropriations bill defers the intangibles tax relief until July 1, 2003, adding an estimated $128 million to the current year's budget. The foregoing budgetary items total $1.34 billion and leave the State with a Working Capital Fund balance estimated to be approximately $300 million at the end of the current fiscal year. Additionally, the State's revised budget uses none of the $940 million of reserves maintained in the Budget Stabilization Fund.

  No further action by the Legislature on the State budget is expected. The next time the Legislature is expected to consider the State budget is during the regular legislative session commencing on January 22, 2002, at which time the Legislature will begin formulating the budget for the 2002-03 fiscal year.

  The declining economic conditions in the nation and the state have affected local governments as well. In particular, sales tax and tourist development tax receipts are expected to be less than projected for the current fiscal year. Some localities are more susceptible to economic downturns than others.

  ESTIMATES ARE SUBJECT TO RISK AND UNCERTAINTIES WHICH MAY AFFECT ACTUAL REVENUE COLLECTIONS AND CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE STATED. NO ASSURANCE IS GIVEN THAT ACTUAL REVENUE IMPACT WILL NOT DIFFER MATERIALLY FROM THE ESTIMATES PROVIDED.

  OTHER FACTORS. Florida will continue to face enormous spending pressures well into the future. The large number of elderly residents will continue to demand health services, an area where cost escalation is significant, and the constant influx of people to Florida will continue to place sizable pressure on the State for infrastructure needs.

  The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

  There can be no assurance that there will not be a further decline in economic conditions or that particular Florida municipal securities in the portfolio of the Fund will not be adversely affected by any such changes.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

  The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

PORTFOLIO TURNOVER

  The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.

ILLIQUID SECURITIES

  The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

NON-DIVERSIFICATION

  The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code. If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the Fund's taxable year, (i) not more than 25% of the market value of the Fund's total assets is invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities or other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be in the same or similar, or related, trades or businesses, and (ii) at least 50% of the market value of its total assets is invested in cash, cash items, securities of the U.S. government, its agencies and instrumentalities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

                             STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such

Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other NRSRO. The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the over-the-counter markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

  The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets

(variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contracts position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

  The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS

  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

  Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

  Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and liquid securities equal to the exercise price.

  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and liquid securities with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and liquid securities equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of
(i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

   1. Invest more than 25% of its assets in a single industry; however, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into when-issued and delayed delivery transactions.

   3. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except in connection with Strategic Transactions in accordance with the requirements of the SEC and the Commodity Futures Trading Commission.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

         DESCRIPTION OF INSURANCE COMPANY CLAIMS PAYING ABILITY RATINGS

RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

  The claims-paying ability of insurance companies is rated by S&P and Moody's. Descriptions of these ratings are set forth below:

DESCRIPTION OF S&P'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

  A S&P Insurer Financial Strength Rating is a current opinion of the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer Financial Strength Ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

  This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met.

  Insurer Financial Strength Ratings are based on information furnished by rated organizations or obtained by Standard & Poor's from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

  Insurer Financial Strength Ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of Insurer Financial Strength Ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer Financial Strength Ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer's financial strength or security.

  An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

  AAA. An insurer rated "AAA" has EXTREMELY STRONG financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by S&P.

  AA. An insurer rated "AA" has VERY STRONG financial security characteristics, differing only slightly from those rated higher.

  A. An insurer rated "A" has STRONG financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

  BBB. An insurer rated "BBB" has GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers. An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

  Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. CreditWatch highlights the potential direction of a rating, focusing on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P. The events may include mergers, recapitalizations, voter referenda, regulatory actions, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is needed to evaluate the rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.

  CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means that a rating may be lowered; "developing" means that a rating may be raised, lowered or affirmed.

  "pi" Ratings, denoted with a "pi" subscript, are Insurer Financial Strength Ratings based on an analysis of published financial information and additional information in the public domain. They do not reflect in-depth meetings with an insurer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. "pi" ratings are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an insurer's financial security occurs. Ratings with a "pi" subscript are not subject to potential CreditWatch listings and are not modified with "+" or "-" designations.

DESCRIPTION OF MOODY'S RATINGS OF INSURANCE COMPANY CLAIMS-PAYING ABILITY

  Moody's Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

  It is important to note that Moody's makes no representation that rated insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

  Insurance Financial Strength Ratings shown in connection with property/casualty groups represent the ratings of individual companies within those groups, as displayed in Moody's insurance industry ratings list. The rating of an individual property/casualty company may be based on the benefit of its participation in an intercompany pooling agreement. Pooling agreements may or may not provide for continuation of in-force policyholder obligations by pool members in the event that the property/casualty insurer is sold to a third party or otherwise removed from the pooling agreement.

  Moody's assumes in these ratings that the pooling agreement will not be modified by the members of the pool to reduce the benefits of pool participating, and that the insurer will remain in the pool. Moody's makes no representation or warranty that such pooling agreement will not be modified over time, nor does Moody's opine on the probability that the rated entity may be sold or otherwise removed from the pooling agreement.

  Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to show the credit quality of bonds. These rating gradations provide investors with a simple system to measure an insurance company's ability to meet its senior policyholder claims and obligations.

  Rating gradations are broken down into nine distinct symbols, each symbol representing a group of ratings in which the quality characteristics are broadly the same. These symbols, which comprise two distinct rating groups of strong and weak companies, range from those used to designate the greatest financial strength (i.e., highest investment quality) to those denoting the least financial strength (i.e., lowest investment quality).

  Numeric modifiers are used to refer to the ranking within the group -- with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

  AAA. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

  AA. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

  A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

                             TRUSTEES AND OFFICERS

  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the

"Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of the
1632 Morning Mountain Road                  funds in the Fund Complex. Co-founder, and prior to
Raleigh, NC 27614                           August 1996, Chairman, Chief Executive Officer and
Date of Birth: 07/14/32                     President, MDT Corporation (now known as
Age: 69                                     Getinge/Castle, Inc., a subsidiary of Getinge
                                            Industrier AB), a company which develops,
                                            manufactures, markets and services medical and
                                            scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological company,
53 Monarch Bay Drive                        and Director of Valero Energy Corporation, an
Dana Point, CA 92629                        independent refining company. Trustee/Director of each
Date of Birth: 09/16/38                     of the funds in the Fund Complex. Prior to January
Age: 63                                     1999, Chairman and Chief Executive Officer of the
                                            Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995, President
                                            and Chief Executive Officer of Allstate. Prior to
                                            August 1994, various management positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an executive
Sears Tower                                 search firm. Trustee/Director of each of the funds in
233 South Wacker Drive                      the Fund Complex. Prior to 1997, Partner, Ray &
Suite 7000                                  Berndtson, Inc., an executive recruiting and
Chicago, IL 60606                           management consulting firm. Formerly, Executive Vice
Date of Birth: 06/03/48                     President of ABN AMRO, N.A., a Dutch bank holding
Age: 53                                     company. Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago. Prior to
                                            1996, Trustee of The International House Board, a
                                            fellowship and housing organization for international
                                            graduate students.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States, an independent U.S. foundation created
Washington, D.C. 20016                      to deepen understanding, promote collaboration and
Date of Birth: 02/29/52                     stimulate exchanges of practical experience between
Age: 49                                     Americans and Europeans. Trustee/Director of each of
                                            the funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed futures and
                                            option company that invests money for individuals and
                                            institutions. Prior to 1992, President and Chief
                                            Executive Officer, Director and member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Mitchell M. Merin*........................  President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                 Stanley Investment Management since December 1998.
21st Floor                                  President and Director since April 1997 and Chief
New York, NY 10020                          Executive Officer since June 1998 of Morgan Stanley
Date of Birth: 08/13/53                     Dean Witter Advisors Inc. and Morgan Stanley Dean
Age: 48                                     Witter Services Company Inc. Chairman, Chief Executive
                                            Officer and Director of Morgan Stanley Dean Witter
                                            Distributors Inc. since June 1998. Chairman and Chief
                                            Executive Officer since June 1998, and Director since
                                            January 1998, of Morgan Stanley Dean Witter Trust FSB.
                                            Director of various Morgan Stanley subsidiaries.
                                            President of the Morgan Stanley Funds since May 1999.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex. Previously Chief Strategic Officer of Morgan
                                            Stanley Dean Witter Advisors Inc. and Morgan Stanley
                                            Dean Witter Services Company Inc. and Executive Vice
                                            President of Morgan Stanley Dean Witter Distributors
                                            Inc. April 1997-June 1998, Vice President of the
                                            Morgan Stanley Dean Witter Funds May 1997-April 1999,
                                            and Executive Vice President of Dean Witter, Discover
                                            & Co. prior to May 1997.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company and
Winter Park, FL 32789                       registered investment adviser in the State of Florida.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage Services
Age: 65                                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. Trustee/Director of each of the funds
                                            in the Fund Complex.
Richard F. Powers, III*...................  Chairman, President, Chief Executive Officer, Director
1 Parkview Plaza                            and Managing Director of Van Kampen Investments.
P.O. Box 5555                               Chairman, Director and Chief Executive Officer of the
Oakbrook Terrace, IL 60181-5555             Advisers, the Distributor, Van Kampen Advisors Inc.,
Date of Birth: 02/02/46                     since 1998. Managing Director of the Advisers, the
Age: 55                                     Distributor and Van Kampen Advisors Inc., since July
                                            2001. Director and officer of certain other
                                            subsidiaries of Van Kampen Investments. Chief Sales
                                            and Marketing Officer of Morgan Stanley Dean Witter
                                            Asset Management Inc. Trustee/Director and President
                                            of each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive Vice
                                            President and Director of Marketing at Morgan Stanley
                                            Dean Witter and Director of Dean Witter Discover & Co.
                                            and Dean Witter Realty. Prior to 1996, Director of
                                            Dean Witter Reynolds Inc.

                                                           PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                           EMPLOYMENT IN PAST 5 YEARS
          ---------------------                           --------------------------
Phillip B. Rooney.........................  President of ServiceMaster Management Services, a
One ServiceMaster Way                       network of quality service companies, since January
Downers Grove, IL 60515                     2001. Director of Illinois Tool Works, Inc., a
Date of Birth: 07/08/44                     manufacturing company, since 1990. Trustee of the
Age: 57                                     University of Notre Dame since 1993. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            2001, Director of the Urban Shopping Centers Inc., a
                                            retail management company. Vice Chairman from April
                                            1997 to April 2000 and Director from 1994 to 2000 of
                                            The ServiceMaster Company, a business and consumer
                                            services Company. Prior to 1998, Director of Stone
                                            Container Corp., a paper manufacturing company.
                                            President and Chief Executive Officer of Waste
                                            Management Inc., an environmental services company,
                                            from June 1996 through February 1997, and from
                                            November 1984 through June 1996 Mr. Rooney was
                                            President and Chief Operating Officer of Waste
                                            Management Inc.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex and other investment companies
Date of Birth: 08/22/39                     advised by the Advisers. Trustee/Director of each of
Age: 62                                     the funds in the Fund Complex, and Trustee/Managing
                                            General Partner of other investment companies advised
                                            by the Advisers.
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy of
2101 Constitution Ave., N.W.                Sciences/ National Research Council, an independent,
Room 206                                    federally chartered policy institution, since 1993.
Washington, D.C. 20418                      Director of Neurogen Corporation, a pharmaceutical
Date of Birth: 12/27/41                     company, since January 1998. Director of the German
Age: 60                                     Marshall Fund of the United States, Trustee of
                                            Colorado College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/Director
                                            of each of the funds in the Fund Complex. Prior to
                                            1993, Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education at the
                                            National Academy of Sciences/National Research
                                            Council. From 1980 through 1989, Partner of Coopers &
                                            Lybrand.

------------------------------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS

  Messrs. Santo, Reynoldson, Sullivan and Zimmerman are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056. Mr. Smith is located at Plaza Two, Jersey City, NJ 07311.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Stephen L. Boyd......................  Managing Director and Chief Investment Officer of Van
  Date of Birth: 11/16/40              Kampen Investments, and Managing Director, President and
  Executive Vice President and Chief   Chief Operating Officer of the Advisers and Van Kampen
  Investment Officer                   Advisors Inc. Executive Vice President and Chief
  Age: 61                              Investment Officer of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to December 2000,
                                       Executive Vice President and Chief Investment Officer of
                                       Van Kampen Investments, and President and Chief Operating
                                       Officer of the Advisers. Prior to April 2000, Executive
                                       Vice President and Chief Investment Officer for Equity
                                       Investments of the Advisers. Prior to October 1998, Vice
                                       President and Senior Portfolio Manager with AIM Capital
                                       Management, Inc. Prior to February 1998, Senior Vice
                                       President and Portfolio Manager of Van Kampen American
                                       Capital Asset Management, Inc., Van Kampen American
                                       Capital Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.
A. Thomas Smith III..................  Managing Director and Director of Van Kampen Investments,
  Date of Birth: 12/14/56              Director of the Advisers, Van Kampen Advisors Inc., the
  Vice President and Secretary         Distributor, Investor Services and certain other
  Age: 45                              subsidiaries of Van Kampen Investments. Managing Director
                                       and General Counsel -- Mutual Funds of Morgan Stanley
                                       Investment Advisors, Inc. Vice President and Secretary of
                                       each of the funds in the Fund Complex and Vice President
                                       and Secretary/Vice President, Principal Legal Officer and
                                       Secretary of other investment companies advised by the
                                       Advisers or their affiliates. Prior to July 2001, Managing
                                       Director, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, the Distributor,
                                       Investor Services, and certain other subsidiaries of Van
                                       Kampen Investments. Prior to December 2000, Executive Vice
                                       President, General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, Van Kampen Advisors
                                       Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January
                                       1999, Vice President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"), and prior
                                       to March 1997, Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel of The
                                       Dreyfus Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to January
                                       1989, Staff Attorney at the Securities and Exchange
                                       Commission, Division of Investment Management, Office of
                                       Chief Counsel.

      NAME, AGE, POSITIONS AND                           PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                               DURING PAST 5 YEARS
      ------------------------                           ---------------------
Michael H. Santo.....................  Managing Director, Chief Operating Officer and Director of
  Date of Birth: 10/22/55              Van Kampen Investments, Managing Director, Chief Executive
  Vice President                       Officer and Director of Investor Services, Managing
  Age: 46                              Director, Chief Operations and Technology Officer and
                                       Director of the Advisers, the Distributor and Van Kampen
                                       Advisors Inc. and serves as a Director or Officer of
                                       certain other subsidiaries of Van Kampen Investments. Vice
                                       President of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers and their affiliates. Prior to December 2000, Executive
                                       Vice President, Chief Administrative Officer and Director
                                       of Van Kampen Investments, the Advisers, the Distributor,
                                       Van Kampen Advisors Inc., and Investor Services. Prior to
                                       1998, Senior Vice President and Senior Planning Officer
                                       for Individual Asset Management of Morgan Stanley Dean
                                       Witter and its predecessor since 1994.
John R. Reynoldson...................  Executive Director of the Advisers, and Van Kampen
  Date of Birth: 05/15/53              Advisors Inc. Vice President of each of the funds in the
  Vice President                       Fund Complex. Prior to July 2001, Principal and Co-head of
  Age: 48                              the Fixed Income Department of the Advisers, and Van
                                       Kampen Advisors Inc. Prior to December 2000, Senior Vice
                                       President of the Advisers, and Van Kampen Advisors Inc.
                                       Prior to May 2000, he managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to
                                       June 1999, he managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                       Management since April 1987.
John L. Sullivan.....................  Executive Director of Van Kampen Investments, the
  Date of Birth: 08/20/55              Advisers, and Van Kampen Advisors Inc. Vice President,
  Vice President, Chief Financial      Chief Financial Officer and Treasurer of each of the funds
  Officer                              in the Fund Complex and certain other investment companies
  and Treasurer                        advised by the Advisers or their affiliates.
  Age: 46
John H. Zimmermann, III..............  Managing Director and Director of Van Kampen Investments,
  Date of Birth: 11/25/57              and Managing Director, President and Director of the
  Vice President                       Distributor. Vice President of each of the funds in the
  Age: 44                              Fund Complex. Prior to December 2000, President of Van
                                       Kampen Insurance Agency of Illinois Inc., and Senior Vice
                                       President and Director of Van Kampen Investments. From
                                       November 1992 to December 1997, Mr. Zimmermann was Senior
                                       Vice President of the Distributor.

  Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                                  FUND COMPLEX
                                                       -------------------------------------------------------------------
                                                            AGGREGATE                 AGGREGATE                 TOTAL
                                 AGGREGATE                 PENSION OR             ESTIMATED MAXIMUM         COMPENSATION
                                COMPENSATION           RETIREMENT BENEFITS         ANNUAL BENEFITS         BEFORE DEFERRAL
                              BEFORE DEFERRAL          ACCRUED AS PART OF       FROM THE FUND COMPLEX         FROM FUND
       NAME(1)             FROM THE REGISTRANT(2)          EXPENSES(3)           UPON RETIREMENT(4)          COMPLEX(5)
       -------             ----------------------      -------------------      ---------------------      ---------------
J. Miles Branagan                 $11,519                    $55,340                   $60,000                $124,400
Jerry D. Choate                    10,119                     19,952                    60,000                 112,000
Linda Hutton Heagy                 10,119                      5,454                    60,000                 112,000
R. Craig Kennedy                   11,519                      3,654                    60,000                 124,400
Jack E. Nelson                     11,519                     27,520                    60,000                 124,400
Phillip B. Rooney                  11,519                      9,056                    60,000                 124,400
Wayne W. Whalen                    11,519                     18,424                    60,000                 124,400
Suzanne H. Woolsey                 11,519                     12,355                    60,000                 124,400

---------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended September 30, 2001. The detail of aggregate compensation before deferral for each series, including the Fund, is shown in Table A below. The detail of amounts deferred for each series, including the Fund, is shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The detail of cumulative deferred compensation (including interest) owed to trustees, including former trustees, by each series, including the Fund, is shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each Non-Affiliated Trustee of the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.

                                                                         TABLE A

           2001 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES

                                                                                      TRUSTEE
                                         FISCAL    ------------------------------------------------------------------------------
               FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN    WOOLSEY
               ---------                --------   --------   ------     -----    -------   ------    ------    ------    -------
  Insured Tax Free Income Fund.........   9/30     $ 2,338    $ 2,138   $ 2,138   $ 2,338   $ 2,338   $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund......   9/30       2,036      1,836     1,836     2,036     2,036     2,036     2,036     2,036
  California Insured Tax Free Fund.....   9/30       1,404      1,204     1,204     1,404     1,404     1,404     1,404     1,404
  Municipal Income Fund................   9/30       1,958      1,758     1,758     1,958     1,958     1,958     1,958     1,958
  Intermediate Term Municipal Income
    Fund...............................   9/30       1,244      1,044     1,044     1,244     1,244     1,244     1,244     1,244
  Florida Insured Tax Free Income
    Fund...............................   9/30       1,269      1,069     1,069     1,269     1,269     1,269     1,269     1,269
  New York Tax Free Income Fund........   9/30       1,270      1,070     1,070     1,270     1,270     1,270     1,270     1,270
                                                   -------    -------   -------   -------   -------   -------   -------   -------
    Trust Total........................            $11,519    $10,119   $10,119   $11,519   $11,519   $11,519   $11,519   $11,519
                                                   =======    =======   =======   =======   =======   =======   =======   =======

                                                                         TABLE B

      2001 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST AND EACH SERIES

                                                                                           TRUSTEE
                                                   FISCAL    --------------------------------------------------------------------
                    FUND NAME                     YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    WHALEN
                    ---------                     --------   --------   ------     -----    -------   ------    ------    ------
  Insured Tax Free Income Fund...................   9/30     $ 2,338    $ 2,138   $ 2,138   $1,754    $ 2,338   $ 2,338   $ 2,338
  Strategic Municipal Income Fund................   9/30       2,036      1,836     1,836    1,527      2,036     2,036     2,036
  California Insured Tax Free Fund...............   9/30       1,404      1,204     1,204    1,053      1,404     1,404     1,404
  Municipal Income Fund..........................   9/30       1,958      1,758     1,758    1,469      1,958     1,958     1,958
  Intermediate Term Municipal Income Fund........   9/30       1,244      1,044     1,044      933      1,244     1,244     1,244
  Florida Insured Tax Free Income Fund...........   9/30       1,269      1,069     1,069      952      1,269     1,269     1,269
  New York Tax Free Income Fund..................   9/30       1,270      1,070     1,070      953      1,270     1,270     1,270
                                                             -------    -------   -------   ------    -------   -------   -------
    Trust Total..................................            $11,519    $10,119   $10,119   $8,641    $11,519   $11,519   $11,519
                                                             =======    =======   =======   ======    =======   =======   =======

                                                                         TABLE C

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM THE TRUST
                                AND EACH SERIES

                                                                                  TRUSTEES
                                         FISCAL    ----------------------------------------------------------------------
               FUND NAME                YEAR-END   BRANAGAN   CHOATE     HEAGY    KENNEDY    NELSON    ROONEY     WHALEN
               ---------                --------   --------   ------     -----    -------    ------    ------     ------
  Insured Tax Free Income Fund.........   9/30     $16,605    $ 3,832   $ 9,048   $16,559   $ 30,739   $10,489   $ 19,248
  Strategic Municipal Income Fund......   9/30      15,315      3,437     8,373    15,981     29,586     9,405     18,331
  California Insured Tax Free Fund.....   9/30      11,373      2,176     6,405    14,309     26,188     6,160     15,607
  Municipal Income Fund................   9/30      15,955      3,220     8,908    19,524     35,904     9,318     21,638
  Intermediate Term Municipal Income
    Fund...............................   9/30      10,623      1,901     6,016    13,981     25,545     5,543     15,081
  Florida Insured Tax Free Income
    Fund...............................   9/30      10,719      1,943     6,067     9,434     19,452     5,621     12,437
  New York Tax Free Income Fund........   9/30       6,890      1,941     3,075     5,508     10,091     4,852      6,704
                                                   -------    -------   -------   -------   --------   -------   --------
      Trust Total......................            $87,480    $18,450   $47,892   $95,296   $177,505   $51,388   $109,046
                                                   =======    =======   =======   =======   ========   =======   ========

                                                    FORMER TRUSTEES
                                         -------------------------------------
               FUND NAME                 MILLER     REES    ROBINSON    SISTO
               ---------                 ------     ----    --------    -----
  Insured Tax Free Income Fund.........  $ 6,781   $    0   $10,409    $10,915
  Strategic Municipal Income Fund......    6,781        0    10,409      7,703
  California Insured Tax Free Fund.....    6,781        0    10,409      5,486
  Municipal Income Fund................    9,161    6,366    13,599     18,001
  Intermediate Term Municipal Income
    Fund...............................    6,781        0    10,409      5,085
  Florida Insured Tax Free Income
    Fund...............................    4,306        0     7,471      5,133
  New York Tax Free Income Fund........    1,734        0     2,910      3,440
                                         -------   ------   -------    -------
      Trust Total......................  $42,325   $6,366   $65,616    $55,763
                                         =======   ======   =======    =======

                                                                         TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
FUND NAME                                                BRANAGAN   CHOATE   HEAGY   KENNEDY   NELSON   ROONEY   WHALEN   WOOLSEY
---------                                                --------   ------   -----   -------   ------   ------   ------   -------
  Insured Tax Free Income Fund..........................   1995      1999    1995     1993      1984     1997     1984     1999
  Strategic Municipal Income Fund.......................   1995      1999    1995     1993      1985     1997     1985     1999
  California Insured Tax Free Fund......................   1995      1999    1995     1993      1985     1997     1985     1999
  Municipal Income Fund.................................   1995      1999    1995     1993      1990     1997     1990     1999
  Intermediate Term Municipal Income Fund...............   1995      1999    1995     1993      1993     1997     1993     1999
  Florida Insured Tax Free Income Fund..................   1995      1999    1995     1994      1994     1997     1994     1999
  New York Tax Free Income Fund.........................   1995      1999    1995     1994      1994     1997     1994     1999

  The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

     As of January 8, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                         INVESTMENT ADVISORY AGREEMENT

  The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

  The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

  The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

                                                                       FISCAL YEARS
                                                                          ENDED
                                                                      SEPTEMBER 30,
                                                              ------------------------------
                                                                2001       2000       1999
                                                                ----       ----       ----
Adviser received the approximate advisory fee net of fee
  waivers...................................................     --         --         --
Adviser waived the approximate advisory fee from the Fund...  $360,900   $322,400   $319,000

                                OTHER AGREEMENTS

  ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

  During the fiscal years ended September 30, 2001, 2000 and 1999, Advisory Corp. received $22,900, $0 and $0, respectively, in accounting services fees from the Fund.

  LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

  During the fiscal years ended September 30, 2001, 2000 and 1999, Van Kampen Investments received $22,400, $0 and $0, respectively, in legal services fees from the Fund.

                            DISTRIBUTION AND SERVICE

  The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                              TOTAL UNDER-      AMOUNTS
                                                                WRITING         RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2001........................    $160,068        $  9,164
Fiscal year ended September 30, 2000........................    $ 89,302        $ 10,604
Fiscal year ended September 30, 1999........................    $305,087        $ 32,731

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                        TOTAL SALES CHARGE
                                                         -------------------------------------------------
                                                                                             REALLOWED TO
                                                                              AS % OF NET     DEALERS AS
                                                              AS % OF           AMOUNT          A % OF
                  SIZE OF INVESTMENT                       OFFERING PRICE      INVESTED     OFFERING PRICE
                  ------------------                     ------------------   -----------   --------------
Less than $100,000.....................................        4.75%             4.99%          4.25%
$100,000 but less than $250,000........................        3.75%             3.90%          3.25%
$250,000 but less than $500,000........................        2.75%             2.83%          2.25%
$500,000 but less than $1,000,000......................        2.00%             2.04%          1.75%
$1,000,000 or more.....................................            *                 *              *

---------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

  With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

  Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

  In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

  For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

  The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of
(i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

  Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of September 30, 2001, there were $1,132,586 and $25,584 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.4% and 0.6% of the Fund's net assets attributable to Class B

Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

  For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class A Shares were $86,365 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class B Shares were $331,183 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $249,006 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $82,177 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class C Shares were $28,073 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $13,128 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $14,945 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

  From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT

  The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

  As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

  The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include
(a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

  The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

  The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

  Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:

                                                                          AFFILIATED BROKERS
                                                                        ----------------------
                                                                           MORGAN        DEAN
                                                              BROKERS   STANLEY & CO.   WITTER
                                                              -------   -------------   ------
Commission paid:
  Fiscal year ended September 30, 2001......................   $  0          $0           $0
  Fiscal year ended September 30, 2000......................      0           0            0
  Fiscal year ended September 30, 1999......................   $400           0            0
Fiscal year 2001 Percentages:
  Commissions with affiliate to total commissions...........      0           0            0
  Value of brokerage transactions with affiliate to total
     transactions...........................................      0           0            0

  During the fiscal year ended September 30, 2001, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

  Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

  Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

  Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

  Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

  A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services -- Retirement Plans."

  Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

  A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.

                              REDEMPTION OF SHARES

  Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

  In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purpose upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

  As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

  As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

  The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

  In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

  The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC--Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U. S. Treasury regulation Section 1.401(k)-1(d)(2), or from the death or disability of the employee (see Code
Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code
Section 401(a)(9).

  The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.

  The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

  The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

  The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

  The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

  The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

  To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

DISTRIBUTIONS TO SHAREHOLDERS

  The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

  Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income for federal income tax purposes, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

  While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gain (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year.

  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

  The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

  The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING

  The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

  The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

GENERAL

  The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

  The table below illustrates approximate equivalent taxable and tax-free yields at the federal individual income tax rates in effect on the date of this Statement of Additional Information.

  The table shows, for example, that a couple with a taxable income of $90,000, or a single individual with a taxable income of $55,000, whose investments earn a 6% tax-free yield, would have to earn approximately an 8.33% taxable yield at current federal income tax rates to receive the same benefit.

  The State of Florida imposes no income tax on individuals; accordingly, the table reflects only the exemption from Federal income taxes. The table does not reflect the exemption of shares of the Fund from the State's intangible tax; accordingly, Florida residents subject to such tax would need a somewhat higher taxable return than those shown to equal the tax-exempt return of the Florida Fund.

                    2002 FEDERAL TAXABLE VS. TAX-FREE YIELDS

                                     FEDERAL     TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT          TAX     -----------------------------------------------
     RETURN            RETURN        BRACKET   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%   6.5%
----------------   ---------------   -------   ----   ----   ----   ----   ----   ----   -----
$        0-6,000   $      0-12,000   10.00%    3.89%  4.44%  5.00%  5.56%  6.11%  6.67%   7.22%
    6,000-27,950     12,000-46,700   15.00%    4.12   4.71   5.29   5.88   6.47   7.06    7.65
   27,950-67,700    46,700-112,850   27.00%    4.79   5.48   6.16   6.85   7.53   8.22    8.90
  67,700-141,250   112,850-171,950   30.00%    5.00   5.71   6.43   7.14   7.86   8.57    9.29
 141,250-307,050   171,950-307,050   35.00%    5.38   6.15   6.92   7.69   8.46   9.23   10.00
    Over 307,050      Over 307,050   38.60%    5.70   6.51   7.33   8.14   8.96   9.77   10.59

                  TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE       -------------------------------------------
     RETURN       7.0%    7.5%    8.0%    8.5%    9.0%
----------------  -----   -----   -----   -----   -----
$        0-6,000   7.78%   8.33%   8.89%   9.44%  10.00%
    6,000-27,950   8.24    8.82    9.41   10.00   10.59
   27,950-67,700   9.59   10.27   10.96   11.64   12.33
  67,700-141,250  10.00   10.71   11.43   12.14   12.86
 141,250-307,050  10.77   11.54   12.31   13.08   13.85
    Over 307,050  11.40   12.21   13.03   13.84   14.66

                                FUND PERFORMANCE

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.

  Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

  Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES

  The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2001 was 5.63%, (ii) the five-year period ended September 30, 2001 was 5.02% and (iii) the approximately seven-year, two-month period from July 29, 1994 (commencement of distribution of Class A Shares of the Fund) through September 30, 2001 was 5.69%.

  The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2001 was 3.82%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 4.41%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 7.24%.

  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2001 was 48.75%.

  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to September 30, 2001 was 56.14%.

CLASS B SHARES

  The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2001 was 6.12%, (ii) the five-year period ended September 30, 2001 was 5.02% and (iii) the approximately seven-year, two-month period from July 29, 1994 (commencement of distribution of Class B Shares of the Fund) through September 30, 2001 was 5.65%.

  The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2001 was 3.25%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 3.90%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 6.40%.

  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from July 29, 1994 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 48.31%.

  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from July 29, 1994 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 48.31%.

CLASS C SHARES

  The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2001 was 9.25%, (ii) the five-year period ended September 30, 2001 was 5.30% and (iii) the approximately seven-year, two-month period from July 29, 1994 (commencement of distribution of Class C Shares of the Fund) through September 30, 2001 was 5.66%.

  The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2001 was 3.25%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 3.89%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 6.39%.

  The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from July 29, 1994 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 48.47%.

  The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from July 29, 1994 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 48.47%.

  These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS

  Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

  Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

  Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.

  KPMG LLP, located at 303 East Wacker Drive, Chicago, Illinois 60601 ("KPMG"), ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based on a possible business relationship by KPMG with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).

LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois). Squire, Sanders & Dempsey L.L.P. acts as special counsel to the Fund for Florida disclosure and Florida tax matters.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P follows):

  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

  2. Nature of and provisions of the obligation:

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.

  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

  D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

MUNICIPAL NOTES

  A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

  -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note rating symbols are as follows:

  SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

  SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

TAX-EXEMPT DUAL RATINGS

  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

  1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

  2) Notes allowing for negative coupons, or negative principal.

  3) Notes containing any provision which could obligate the investor to make any additional payments.

  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

  Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM EXEMPT NOTES

  In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

  The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

  MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

  MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

  MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

  MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

  SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

TAX-EXEMPT COMMERCIAL PAPER

  Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  -- Leading market positions in well established industries.

  -- High rates of return on funds employed.

  -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  -- Well established access to a ranges of financial markets and assured sources of alternative liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 Securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the prime rating categories.

  In addition, in certain countries the prime rating may be modified by the issuer's or guarantors senior unsecured long-term debt rating.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Florida Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Florida Insured Tax Free Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 8, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)                       DESCRIPTION                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  98.2%
           FLORIDA  97.3%
$   410    Boca Raton, FL Spl Assmt-Vision 90 Proj Rfdg
           (AMBAC Insd)................................. 5.000%   07/01/03   $   428,413
    280    Brevard Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev (GNMA Collateralized)................ 6.650    09/01/21       296,727
    650    Brevard Cnty, FL Sales Tax Rev (MBIA Insd)... 5.750    12/01/13       701,512
  1,000    Brevard Cnty, FL Sch Brd Ctfs Partn Ser A
           (AMBAC Insd)................................. 5.400    07/01/12     1,094,330
    500    Broward Cnty, FL Sch Brd Ctfs Ser A (FSA
           Insd)........................................ 5.000    07/01/22       495,815
    500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp
           Ser A Rfdg (FSA Insd)........................ 6.500    08/15/12       527,240
    500    Dade Cnty, FL Aviation Rev Ser B (MBIA
           Insd)........................................ 5.600    10/01/26       516,150
  1,000    Dade Cnty, FL Ed Fac Auth Rev Exchanged From
           Univ of Miami Ser B (MBIA Insd).............. 5.750    04/01/20     1,051,710
    500    Dade Cnty, FL Sch Brd Ctfs Partn Ser A
           (Prerefunded @ 05/01/04) (MBIA Insd)......... 6.000    05/01/14       545,750
    500    Dade Cnty, FL Sch Dist (MBIA Insd)........... 5.000    02/15/13       518,530
    750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
           Insd)........................................ 5.375    10/01/16       785,752
    900    Daytona Beach, FL Wtr & Swr Rev (AMBAC
           Insd)........................................ 5.750    11/15/10       948,087
  1,250    Escambia Cnty, FL Hlth Fac Auth Rev FL
           Hlthcare Fac Ln (AMBAC Insd)................. 5.950    07/01/20     1,387,662
  1,000    Escambia Cnty, FL Util Auth Util Sys Rev
           (FGIC Insd).................................. 5.250    01/01/24     1,015,650
    575    Florida Muni Ln Council Rev Ser B (MBIA
           Insd)........................................ 5.750    11/01/14       637,635
  1,200    Florida Ports Fin Comm Rev St Trans Tr Fd
           Intermodal Pgm (FGIC Insd)................... 5.500    10/01/29     1,221,720
  3,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser A
           Rfdg (FGIC Insd)............................. 4.500    06/01/23     2,733,060
  2,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
           (FGIC Insd).................................. 5.750    06/01/29     2,130,380
  1,250    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd)........................................ 6.000    07/01/12     1,433,450

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,000    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd)........................................ 6.000%   07/01/14   $ 1,130,960
  3,250    Florida St Brd of Ed Lottery Rev Ser B (FGIC
           Insd)........................................ 5.250    07/01/13     3,439,540
    750    Florida St Brd Regt Hsg Rev (MBIA Insd)...... 5.750    07/01/14       829,440
  2,000    Florida St Brd Regt Univ Sys Impt Rev (AMBAC
           Insd)........................................ 4.500    07/01/23     1,819,940
  1,000    Florida St Dept Envrnmtl Protn Presvtn Rev
           Ser A (FGIC Insd)............................ 5.250    07/01/05     1,078,810
  1,750    Florida St Div Bd Fin Dept Genl Svcs Rev Dept
           Envrnmtl Protn Presvtn 2000 Ser A (AMBAC
           Insd)........................................ 5.000    07/01/12     1,824,725
    500    Florida St Div Bd Fin Dept Genl Svcs Rev Dept
           Envrnmtl Protn Presvtn 2000 Ser A Rfdg (FSA
           Insd)........................................ 5.500    07/01/09       551,850
  1,500    Florida St Div Bd Fin Dept Genl Svcs Rev Dept
           Envrnmtl Protn Presvtn 2000 Ser B (FSA
           Insd)........................................ 5.250    07/01/11     1,614,525
  1,750    Florida St Tpk Auth Tpk Rev Dept Trans Ser A
           Rfdg (FGIC Insd)............................. 5.500    07/01/05     1,903,335
    250    Florida St Tpk Auth Tpk Rev Ser A (FSA
           Insd)........................................ 4.500    07/01/28       223,192
    500    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)..... 5.650    12/01/20       533,320
  1,500    Hillsborough Cnty, FL Util Jr Lien Rfdg
           (AMBAC Insd)................................. 5.500    08/01/11     1,665,360
  1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
           Insd)........................................ 6.100    10/01/18     1,079,400
  1,500    Inland Protn Fin Corp FL Spl Oblig Rev (FSA
           Insd)........................................ 5.000    01/01/03     1,548,660
  1,000    Jacksonville, FL Elec Auth Rev Saint John's
           Pwr-2 Ser 7 Rfdg (MBIA Insd)................. 5.500    10/01/14     1,033,320
  1,000    Jacksonville, FL Wtr & Swr Rev Utd Wtr FL
           Proj (AMBAC Insd)............................ 6.350    08/01/25     1,092,300
    500    Lakeland, FL Elec & Wtr Rev Ser A Rfdg (MBIA
           Insd)........................................ 5.000    10/01/28       492,275
    445    Lee Cnty, FL Hsg Fin Auth Single Family Mtg
           Rev Multi-Cnty Pgm Ser A (GNMA
           Collateralized).............................. 7.450    09/01/27       500,176
  1,500    Lee Cnty, FL Trans Fac Ser A Rfdg (AMBAC
           Insd)........................................ 5.500    10/01/14     1,631,775
    830    Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
           Collateralized).............................. 6.875    11/01/26       934,588
    835    Martin Cnty, FL Cons Util Sys Rev (FGIC
           Insd)........................................ 5.750    10/01/08       924,320

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$   545    Melbourne, FL Arpt Rev Rfdg (MBIA Insd)...... 6.250%   10/01/18   $   599,108
  1,000    Miami-Dade Cnty, FL Hlth Fac Miami Childrens
           Hosp Ser A Rfdg (AMBAC Insd)................. 5.125    08/15/26       997,150
  1,000    Miami-Dade Cnty, FL Sch Brd Ser A (MBIA
           Insd)........................................ 5.000    05/01/20     1,000,360
    500    Miramar, FL Wastewtr Impt Assmt Rev
           (Prerefunded @ 10/01/04) (FGIC Insd)......... 6.750    10/01/25       562,515
    465    Orange Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev (GNMA Collateralized)................ 6.550    10/01/21       488,157
    900    Orange Cnty, FL Tourist Dev Tax Rev Ser B
           (Prerefunded @ 10/01/02) (AMBAC Insd)........ 6.500    10/01/19       956,322
  1,000    Palm Beach Cnty, FL Pub Impt R Convention Ctr
           Proj (FGIC Insd)............................. 5.125    11/01/30     1,001,510
  1,000    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
           (AMBAC Insd)................................. 5.125    08/01/26     1,004,060
    750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
           (Prerefunded @ 08/01/04) (AMBAC Insd)........ 6.375    08/01/15       831,930
  1,000    Palm Beach Cnty, FL Sch Brd Ctfs Ser A (AMBAC
           Insd)........................................ 5.500    08/01/16     1,075,650
  1,000    Polk Cnty, FL Indl Dev Auth Solid Waste Disp
           Fac Rev Tampa Elec Co Proj (AMBAC Insd)...... 5.850    12/01/30     1,043,170
    750    Polk Cnty, FL Sch Brd Ctfs Partn Master Lease
           Ser A (FSA Insd)............................. 5.500    01/01/16       801,803
  1,100    Port Saint Lucie, FL Spl Assmt Rev Util Svc
           Area No 3 & 4A (MBIA Insd)................... 5.000    10/01/18     1,109,020
  1,000    Reedy Creek, FL Impt Dist FL Ser A Rfdg
           (AMBAC Insd)................................. 5.500    06/01/12     1,104,520
  1,000    Reedy Creek, FL Impt Dist FL Util Rev Ser 2
           Rfdg (MBIA Insd)............................. 5.500    10/01/13     1,088,040
    750    Sarasota Cnty, FL Util Sys Rev (Prerefunded @
           10/01/04) (FGIC Insd)........................ 6.500    10/01/14       845,768
    535    St Johns Cnty, FL Indl Dev Auth Professional
           Golf Proj Rfdg (MBIA Insd)................... 5.250    09/01/12       583,963
  1,000    St Lucie Cnty, FL Sch Brd Ctfs Ser A (FSA
           Insd)........................................ 5.000    07/01/21       996,810
  4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)... 5.200    10/01/22     4,130,360
  1,000    Tallahassee, FL Energy Sys Rev Rfdg (AMBAC
           Insd)........................................ 5.000    10/01/19       999,410
  1,000    Tallahassee, FL Energy Sys Rev Ser A Rfdg
           (FSA Insd)................................... 4.750    10/01/26       939,160

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,000    Tampa Bay, FL Wtr Util Sys Rev (Prerefunded @
           10/01/11) (FGIC Insd)........................ 5.500%   10/01/12   $ 1,117,900
  1,250    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd)........................................ 5.125    10/01/10     1,345,075
  1,000    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd)........................................ 4.750    10/01/27       940,980
    500    Village Ctr Cmnty Dev Dist FL Rectl Rev Ser A
           (MBIA Insd).................................. 5.200    11/01/25       505,565
  1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Ser B Rfdg (AMBAC Insd)............... 5.250    10/15/19     1,024,940
  1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Ser B Rfdg (AMBAC Insd)............... 5.250    10/15/22     1,016,170
    500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac
           Mem Hlth Rfdg & Impt (AMBAC Insd)............ 5.750    11/15/13       543,670
  1,340    West Palm Beach, FL.......................... 5.250    03/01/17     1,381,031
                                                                             -----------
                                                                              74,355,501
                                                                             -----------
           PUERTO RICO  0.9%
    650    Puerto Rico Pub Bldgs Auth Gtd Pub Ed & Hlth
           Fac Ser M Rfdg (FSA Insd).................... 5.750    07/01/15       690,944
                                                                             -----------

TOTAL INVESTMENTS  98.2%
  (Cost $70,035,517)......................................................    75,046,445

OTHER ASSETS IN EXCESS OF LIABILITIES 1.8%................................     1,396,355
                                                                             -----------

NET ASSETS 100.0%.........................................................   $76,442,800
                                                                             ===========

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $70,035,517)........................    $75,046,445
Receivables:
  Interest..................................................      1,319,225
  Investments Sold..........................................        266,003
  Fund Shares Sold..........................................        235,346
Other.......................................................         84,649
                                                                -----------
    Total Assets............................................     76,951,668
                                                                -----------
LIABILITIES:
Payables:
  Income Distributions......................................        147,178
  Fund Shares Repurchased...................................         73,133
  Distributor and Affiliates................................         65,744
  Custodian Bank............................................         29,677
Trustees' Deferred Compensation and Retirement Plans........        101,523
Accrued Expenses............................................         91,613
                                                                -----------
    Total Liabilities.......................................        508,868
                                                                -----------
NET ASSETS..................................................    $76,442,800
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $74,093,837
Net Unrealized Appreciation.................................      5,010,928
Accumulated Undistributed Net Investment Income.............          9,876
Accumulated Net Realized Loss...............................     (2,671,841)
                                                                -----------
NET ASSETS..................................................    $76,442,800
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $38,981,691 and 2,508,024 shares of
    beneficial interest issued and outstanding).............    $     15.54
    Maximum sales charge (4.75%* of offering price).........            .77
                                                                -----------
    Maximum offering price to public........................    $     16.31
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $33,424,049 and 2,149,155 shares of
    beneficial interest issued and outstanding).............    $     15.55
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,037,060 and 259,026 shares of
    beneficial interest issued and outstanding).............    $     15.59
                                                                ===========

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................  $3,721,187
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $80,410, $306,376 and $29,658,
  respectively).............................................     416,444
Investment Advisory Fee.....................................     360,882
Accounting..................................................      51,087
Shareholder Reports.........................................      42,979
Shareholder Services........................................      40,343
Legal.......................................................      24,329
Custody.....................................................       7,657
Other.......................................................      46,922
                                                              ----------
    Total Expenses..........................................     990,643
    Expense Reduction ($360,882 Investment Advisory Fee and
      $16,338 Other)........................................     377,220
    Less Credits Earned on Cash Balances....................       1,781
                                                              ----------
    Net Expenses............................................     611,642
                                                              ----------
NET INVESTMENT INCOME.......................................  $3,109,545
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  507,955
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,617,866
  End of the Period.........................................   5,010,928
                                                              ----------
Net Unrealized Appreciation During the Period...............   3,393,062
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $3,901,017
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $7,010,562
                                                              ==========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  3,109,545          $  3,054,702
Net Realized Gain/Loss.........................         507,955            (1,945,315)
Net Unrealized Appreciation During the
  Period.......................................       3,393,062             2,074,517
                                                   ------------          ------------
Change in Net Assets from Operations...........       7,010,562             3,183,904
                                                   ------------          ------------

Distributions from Net Investment Income:
  Class A Shares...............................      (1,682,039)           (1,645,156)
  Class B Shares...............................      (1,326,670)           (1,227,060)
  Class C Shares...............................        (118,572)              (98,183)
                                                   ------------          ------------
Total Distributions............................      (3,127,281)           (2,970,399)
                                                   ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       3,883,281               213,505
                                                   ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      25,412,043            18,770,175
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       1,466,584             1,361,508
Cost of Shares Repurchased.....................     (17,260,206)          (29,312,792)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................       9,618,421            (9,181,109)
                                                   ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........      13,501,702            (8,967,604)
NET ASSETS:
Beginning of the Period........................      62,941,098            71,908,702
                                                   ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of $9,876
  and $27,612, respectively)...................    $ 76,442,800          $ 62,941,098
                                                   ============          ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                                            MONTHS       YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS A SHARES                  ------------------------   SEPT. 30,   ---------------
                                 2001     2000     1999      1998       1997     1996
                                ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.69   $14.58   $15.92    $15.55     $15.06   $15.20
                                ------   ------   ------    ------     ------   ------
  Net Investment Income.......     .72      .73      .78       .56        .76      .78
  Net Realized and Unrealized
    Gain/Loss.................     .85      .10    (1.35)      .39        .51     (.15)
                                ------   ------   ------    ------     ------   ------
Total from Investment
  Operations..................    1.57      .83     (.57)      .95       1.27      .63
                                ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................     .72      .72      .77       .58        .77      .77
  Distributions from Net
    Realized Gain.............     -0-      -0-      -0-       -0-        .01      -0-
                                ------   ------   ------    ------     ------   ------
Total Distributions...........     .72      .72      .77       .58        .78      .77
                                ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $15.54   $14.69   $14.58    $15.92     $15.55   $15.06
                                ======   ======   ======    ======     ======   ======
Total Return* (a).............  10.87%    5.89%   -3.74%     6.26%**    8.72%    4.37%
Net Assets at End of the
  Period (In millions)........  $ 39.0   $ 31.2   $ 39.8    $ 27.1     $ 29.3   $ 22.2
Ratio of Expenses to Average
  Net Assets*.................    .50%     .48%     .37%      .60%       .59%     .28%
Ratio of Net Investment Income
  to Average Net Assets*......   4.66%    5.11%    4.98%     4.85%      5.05%    5.31%
Portfolio Turnover............     26%      61%     101%       50%**      48%      73%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................   1.02%    1.20%    1.10%     1.30%      1.29%    1.47%
Ratio of Net Investment Income
  to Average Net Assets.......   4.14%    4.39%    4.25%     4.15%      4.35%    4.13%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                                            MONTHS       YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS B SHARES                  ------------------------   SEPT. 30,   ---------------
                                 2001     2000     1999      1998       1997     1996
                                ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.69   $14.58   $15.93    $15.55     $15.06   $15.20
                                ------   ------   ------    ------     ------   ------
  Net Investment Income.......     .61      .62      .66       .48        .65      .67
  Net Realized and Unrealized
    Gain/Loss.................     .86      .10    (1.35)      .39        .51     (.15)
                                ------   ------   ------    ------     ------   ------
Total from Investment
  Operations..................    1.47      .72     (.69)      .87       1.16      .52
                                ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................     .61      .61      .66       .49        .66      .66
  Distributions from Net
    Realized Gain.............     -0-      -0-      -0-       -0-        .01      -0-
                                ------   ------   ------    ------     ------   ------
Total Distributions...........     .61      .61      .66       .49        .67      .66
                                ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $15.55   $14.69   $14.58    $15.93     $15.55   $15.06
                                ======   ======   ======    ======     ======   ======
Total Return* (a).............  10.12%    5.06%   -4.51%     5.74%**    7.91%    3.58%
Net Assets at End of the
  Period (In millions)........  $ 33.4   $ 29.5   $ 29.0    $ 23.6     $ 22.5   $ 18.9
Ratio of Expenses to Average
  Net Assets*.................   1.19%    1.26%    1.13%     1.35%      1.33%    1.03%
Ratio of Net Investment Income
  to Average Net Assets*......   3.97%    4.33%    4.23%     4.09%      4.30%    4.56%
Portfolio Turnover............     26%      61%     101%       50%**      48%      73%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................   1.71%    1.98%    1.86%     2.05%      2.03%    2.22%
Ratio of Net Investment Income
  to Average Net Assets.......   3.45%    3.61%    3.50%     3.39%      3.60%    3.38%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                                            MONTHS       YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS C SHARES                  ------------------------   SEPT. 30,   ---------------
                                 2001     2000     1999      1998       1997     1996
                                ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.71   $14.59   $15.94    $15.58     $15.08   $15.21
                                ------   ------   ------    ------     ------   ------
  Net Investment Income.......     .58      .63      .66       .48        .67      .67
  Net Realized and Unrealized
    Gain/Loss.................     .91      .10    (1.35)      .37        .50     (.14)
                                ------   ------   ------    ------     ------   ------
Total from Investment
  Operations..................    1.49      .73     (.69)      .85       1.17      .53
                                ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................     .61      .61      .66       .49        .66      .66
  Distributions from Net
    Realized Gain.............     -0-      -0-      -0-       -0-        .01      -0-
                                ------   ------   ------    ------     ------   ------
Total Distributions...........     .61      .61      .66       .49        .67      .66
                                ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $15.59   $14.71   $14.59    $15.94     $15.58   $15.08
                                ======   ======   ======    ======     ======   ======
Total Return* (a).............  10.25%    5.13%   -4.51%     5.60%**    7.97%    3.65%
Net Assets at End of the
  Period (In millions)........  $  4.0   $  2.2   $  3.1    $  1.6     $  1.2   $   .8
Ratio of Expenses to Average
  Net Assets*.................   1.28%    1.22%    1.14%     1.32%      1.37%    1.03%
Ratio of Net Investment Income
  to Average Net Assets*......   3.88%    4.37%    4.28%     4.08%      4.38%    4.56%
Portfolio Turnover............     26%      61%     101%       50%**      48%      73%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................   1.80%    1.94%    1.87%     2.03%      2.06%    2.22%
Ratio of Net Investment Income
  to Average Net Assets.......   3.36%    3.65%    3.55%     3.38%      3.68%    3.38%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994 with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a separate account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2001, there were no when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $69,237.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $2,671,841 which will expire between September 30, 2005 and September 30, 2009.

    At September 30, 2001, for federal income tax purposes the cost of long-term investments is $70,035,517, the aggregate gross unrealized appreciation is $5,010,928 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on long-term investments of $5,010,928.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to the inherent differences in the recognition of income and expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principle and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $1,781 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.50%
Over $500 million...........................................     0.45%

    For the year ended September 30, 2001, the Adviser voluntarily waived $360,882 of its investment advisory fees and assumed $16,338 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $45,300 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $23,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $81,285 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $38,104,762, $31,929,334 and $4,059,741 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     813,662    $ 12,428,737
  Class B.................................................     683,255      10,459,029
  Class C.................................................     163,547       2,524,277
                                                            ----------    ------------
Total Sales...............................................   1,660,464    $ 25,412,043
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      55,567    $    850,968
  Class B.................................................      37,527         574,529
  Class C.................................................       2,675          41,087
                                                            ----------    ------------
Total Dividend Reinvestment...............................      95,769    $  1,466,584
                                                            ==========    ============
Repurchases:
  Class A.................................................    (487,461)   $ (7,482,855)
  Class B.................................................    (579,680)     (8,908,824)
  Class C.................................................     (56,490)       (868,527)
                                                            ----------    ------------
Total Repurchases.........................................  (1,123,631)   $(17,260,206)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $32,307,912, $29,804,600 and $2,362,904 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     762,556    $ 10,937,026
  Class B.................................................     491,604       7,097,963
  Class C.................................................      51,035         735,186
                                                            ----------    ------------
Total Sales...............................................   1,305,195    $ 18,770,175
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      55,849    $    805,848
  Class B.................................................      35,909         518,765
  Class C.................................................       2,557          36,895
                                                            ----------    ------------
Total Dividend Reinvestment...............................      94,315    $  1,361,508
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,423,436)   $(20,319,270)
  Class B.................................................    (508,265)     (7,319,747)
  Class C.................................................    (117,202)     (1,673,775)
                                                            ----------    ------------
Total Repurchases.........................................  (2,048,903)   $(29,312,792)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 150,522 and 25,095 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2001, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $20,600 and CDSC on redeemed shares of approximately $92,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $28,055,729 and $18,124,450, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $264,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $17,800.

                                                                      APPENDIX D

                    VAN KAMPEN INSURED TAX FREE INCOME FUND
                     UNAUDITED FINANCIAL STATEMENTS FOR THE
                     SIX-MONTH PERIOD ENDED MARCH 31, 2002

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY       VALUE
           MUNICIPAL BONDS  95.9%
           ALABAMA  6.6%
$ 2,250    Alabama St Brd Ed Rev Shelton St Cmnty
           College (Prerefunded @ 10/01/04) (MBIA
           Insd).....................................   6.000%   10/01/14   $    2,451,667
  2,010    Alabama St Brd Ed Rev Shelton St Cmnty
           College Rfdg (AMBAC Insd).................   5.500    10/01/10        2,155,926
  1,255    Alabama St Brd Ed Rev Shelton St Cmnty
           College Rfdg (AMBAC Insd).................   5.375    10/01/14        1,308,112
 10,530    Alabama St Pub Sch & College Ser C (FSA
           Insd).....................................   5.000    05/01/12       10,824,419
  1,525    Alabama Wtr Pollutn Ctl Auth (AMBAC
           Insd).....................................   5.500    08/15/13        1,610,964
  1,955    Alabama Wtr Pollutn Ctl Auth Revolving Fd
           Ln Ser A (AMBAC Insd).....................   6.750    08/15/17        2,130,735
 22,250    Jefferson Cnty, AL Swr Rev Cap Impt Ser A
           (FGIC Insd)...............................   5.375    02/01/36       21,950,960
  3,010    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd).....................................   5.250    01/01/15        3,082,481
  3,200    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd).....................................   5.250    01/01/16        3,254,752
  4,300    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd).....................................   5.250    01/01/17        4,343,817
  4,615    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd).....................................   5.250    01/01/18        4,633,829
  3,860    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd).....................................   5.250    01/01/19        3,866,987
  1,000    Mobile, AL Wtr & Swr Commrs Wts (FGIC
           Insd).....................................   5.250    01/01/20        1,001,050
  1,330    Mobile, AL Wts (AMBAC Insd)...............   5.000    02/15/15        1,332,700
  3,995    Mobile, AL Wts Rfdg (AMBAC Insd) (a)......   5.250    08/15/09        4,151,644
  5,500    Morgan Cnty Decatur, AL Hlthcare Auth Hosp
           Rev Decatur Gen Hosp Rfdg (Connie Lee
           Insd).....................................   6.250    03/01/13        5,871,800
  2,400    Muscle Shoals, AL Util Brd Wtr & Swr Rev
           (FSA Insd)................................   6.500    04/01/16        2,594,232
                                                                            --------------
                                                                                76,566,075
                                                                            --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY       VALUE
           ALASKA  0.7%
$ 2,150    Alaska St Hsg Fin Corp Gen Mtg Ser A (MBIA
           Insd).....................................   6.000%   06/01/49   $    2,191,065
  4,130    Anchorage, AK Ser A (FGIC Insd)...........   5.500    06/01/17        4,257,163
  1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)...   6.000    09/01/19        1,526,417
                                                                            --------------
                                                                                 7,974,645
                                                                            --------------
           ARIZONA  1.6%
 11,000    Arizona St Ctfs Partn Ser B Rfdg (AMBAC
           Insd).....................................   6.250    09/01/10       11,402,930
  1,995    Phoenix, AZ Civic Impt Corp Jr Lien Rfdg
           (FGIC Insd)...............................   5.250    07/01/18        2,057,763
  1,510    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Elec Pwr Co
           Ser A Rfdg (FSA Insd).....................   7.250    07/15/10        1,582,102
  1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale
           Mem Hosp Ser A Rfdg (AMBAC Insd)..........   6.000    09/01/12        2,021,944
  1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale
           Mem Hosp Ser A Rfdg (AMBAC Insd)..........   6.125    09/01/17        1,884,400
                                                                            --------------
                                                                                18,949,139
                                                                            --------------
           ARKANSAS  0.7%
  7,340    Little Rock, AR Sch Dist Ser B Rfdg (FSA
           Insd).....................................   5.500    02/01/25        7,491,644
                                                                            --------------

           CALIFORNIA  4.2%
  2,835    Bay Area Govt Assn CA Rev Tax Alloc CA
           Redev Agy Pool Rev Ser A (FSA Insd).......   6.000    12/15/14        3,068,009
  5,000    Beverly Hills, CA Pub Fin Auth Lease Rev
           Ser A (MBIA Insd).........................   5.650    06/01/15        5,195,400
  3,000    Chino, CA Ctfs Partn Redev Agy (MBIA
           Insd).....................................   6.200    09/01/18        3,115,710
    425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
           Insd).....................................   6.700    08/01/21          507,662
    265    Golden West Sch Fin Auth CA Rev Ser A Rfdg
           (MBIA Insd)...............................   5.750    08/01/19          288,010
  6,500    Grossmont, CA Union High Sch Dist Ctfs
           Partn Cap Apprec (MBIA Insd)..............    *       11/15/21        1,738,360
  3,500    Los Angeles Cnty, CA Cap Asset Lease Corp
           Leasehold Rev Rfdg (AMBAC Insd)...........   6.000    12/01/16        3,637,795
 10,000    Los Angeles Cnty, CA Met Tran Auth Sales
           Tax Rev Prop A Second Tier Sr Ser A Rfdg
           (AMBAC Insd)..............................   5.000    07/01/25        9,607,300

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY       VALUE
           CALIFORNIA (CONTINUED)
$ 5,420    Manteca, CA Redev Agy Tax Alloc Redev Proj
           No 1 Ser A Rfdg (MBIA Insd)...............   6.700%   10/01/21   $    5,636,529
 13,800    San Bernardino Cnty, CA Ctfs Partn Ser B
           (MBIA Insd)...............................   5.500    07/01/16       14,137,824
  2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
           Rev Cmnty Fac Rfdg (FSA Insd).............   6.500    09/01/14        2,231,320
                                                                            --------------
                                                                                49,163,919
                                                                            --------------
           COLORADO  2.3%
  3,000    Colorado Springs, CO Utils Rev Sys Sub
           Lien Ser A Rfdg (AMBAC Insd) (a)..........   5.375    11/15/17        3,063,690
  4,220    Colorado Springs, CO Utils Rev Sys Sub
           Lien Ser A Rfdg (AMBAC Insd) (a)..........   5.375    11/15/18        4,281,443
 12,100    Denver, CO City & Cnty Arpt Rev Ser A
           (MBIA Insd)...............................   5.700    11/15/25       12,400,080
  3,955    Denver, CO City & Cnty Ctfs Partn Ser B
           (AMBAC Insd)..............................   5.200    12/01/14        4,073,254
      5    Jefferson Cnty, CO Single Family Mtg Rev
           Ser A Rfdg (MBIA Insd)....................   8.875    10/01/13            5,104
  2,050    Thornton, CO Cap Apprec Wtr Rfdg (FGIC
           Insd).....................................    *       12/01/11        1,280,942
  2,000    Westminster, CO Wtr & Wastewtr Util
           Enterprise Rev (AMBAC Insd)...............   6.250    12/01/14        2,134,160
                                                                            --------------
                                                                                27,238,673
                                                                            --------------
           FLORIDA  2.7%
  1,275    Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
           Insd).....................................   8.000    10/01/06        1,491,788
  1,375    Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
           Insd).....................................   8.000    10/01/07        1,634,394
  2,095    Dade Cnty, FL Util Pub Impt Rfdg (FGIC
           Insd).....................................  12.000    10/01/04        2,538,239
  1,340    Gulf Breeze, FL Rev Venice Loc Govt
           Ln-E-Tender (FGIC Insd)...................   5.150    12/01/20        1,347,893
  1,000    Key West, FL Util Brd Elec Rev Cap Apprec
           Ser D (Escrowed to Maturity) (AMBAC
           Insd).....................................    *       10/01/13          569,970
  6,000    Key West, FL Util Brd Elec Rev Rfdg (AMBAC
           Insd).....................................   6.000    10/01/12        6,717,660
  3,725    Santa Rosa Bay Brdg Auth FL Rev Cap Apprec
           (MBIA Insd)...............................    *       07/01/18        1,521,178
    455    Sunrise, FL Spl Tax Dist No 1 Rfdg (FSA
           Insd).....................................   4.875    10/01/18          441,441

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY       VALUE
           FLORIDA (CONTINUED)
$10,000    Tallahassee, FL Hlth Fac Rev Tallahassee
           Mem Regl Med Ser A Rfdg (MBIA Insd) (b)...   6.625%   12/01/13   $   11,015,000
  1,000    Village Ctr Cmnty Dev Dist FL Rectl Rev
           Ser A (MBIA Insd).........................   5.200    11/01/25          985,910
  2,735    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac
           Embry Riddle Ser B Rfdg (AMBAC Insd)......   5.250    10/15/19        2,750,836
                                                                            --------------
                                                                                31,014,309
                                                                            --------------
           GEORGIA  3.2%
  3,000    Atlanta, GA Wtr & Wastewtr Rev Ser A (MBIA
           Insd).....................................   5.000    11/01/39        2,783,610
  1,405    Clayton Cnty, GA Dev Auth Rev Tuff
           Archives Proj Ser A (MBIA Insd)...........   5.250    07/01/21        1,405,436
  4,150    Georgia Muni Elec Auth Pwr Rev Cap Apprec
           Gen Ser B (BIGI Insd).....................    *       01/01/08        3,210,066
 14,690    Georgia Muni Elec Auth Pwr Rev Ser Y
           (AMBAC Insd)..............................   6.400    01/01/13       16,785,235
  9,590    Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA
           Insd).....................................   6.500    01/01/17       11,149,142
    860    Georgia Muni Elec Auth Pwr Rev Ser Y
           (Escrowed to Maturity) (AMBAC Insd).......   6.400    01/01/13          992,904
    410    Georgia Muni Elec Auth Pwr Rev Ser Y
           (Escrowed to Maturity) (MBIA Insd)........   6.500    01/01/17          478,072
                                                                            --------------
                                                                                36,804,465
                                                                            --------------
           HAWAII  1.2%
 12,785    Hawaii St Arpt Sys Rev Rfdg (MBIA Insd)...   6.400    07/01/08       13,571,661
                                                                            --------------

           ILLINOIS  18.5%
  2,215    Bolingbrook, IL Cap Apprec Ser C Rfdg
           (MBIA Insd)...............................    *       01/01/19          867,283
  2,595    Bolingbrook, IL Cap Apprec Ser C Rfdg
           (MBIA Insd)...............................    *       01/01/20          954,181
  1,695    Champaign Cnty, IL Cmnty Unit Sch Dist No
           116 Urbana Ser C (FGIC Insd)..............    *       01/01/15          838,059
  2,845    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform B 1 (FGIC Insd)....................    *       12/01/19        1,041,327
 10,000    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform B 1 (FGIC Insd)....................    *       12/01/27        2,228,200
  6,225    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd)..................    *       12/01/15        2,987,938
  1,500    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd)..................    *       12/01/19          549,600

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY       VALUE
           ILLINOIS (CONTINUED)
$ 1,020    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd)..................    *       12/01/25   $      256,887
  8,000    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd)..................    *       12/01/29        1,583,280
  3,250    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser A (FGIC Insd)..................    *       12/01/30          603,265
  5,000    Chicago, IL Cap Apprec City Colleges (FGIC
           Insd).....................................    *       01/01/27        1,199,450
  2,000    Chicago, IL Lakefront Millenium Pkg Fac
           (MBIA Insd) (c)........................... 0/5.700%   01/01/25        1,619,860
  2,000    Chicago, IL Lakefront Millenium Pkg Fac
           (MBIA Insd) (c)........................... 0/5.750    01/01/29        1,608,240
  8,200    Chicago, IL Neighborhoods Alive 21 Pgm
           (FGIC Insd)...............................   5.000    01/01/41        7,477,990
  4,800    Chicago, IL O'Hare Intl Arpt 2nd Lien
           Passenger Fac D (AMBAC Insd)..............   5.000    01/01/26        4,492,512
  7,975    Chicago, IL Park Dist Ser B (FGIC Insd)...   4.750    01/01/26        7,133,079
  2,500    Chicago, IL Park Dist Ser C (FGIC Insd)...   5.500    01/01/19        2,546,075
  1,500    Chicago, IL Proj Rfdg (MBIA Insd).........   5.500    01/01/15        1,558,995
 10,000    Chicago, IL Proj Ser A Rfdg (FGIC Insd)...   5.375    01/01/34        9,746,500
  5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)...   5.500    01/01/38        4,964,700
  2,720    Chicago, IL Pub Bldg Comm Bldg Rev Chicago
           Transit Auth (Prerefunded @ 01/01/05)
           (AMBAC Insd)..............................   6.600    01/01/15        2,943,040
  5,000    Chicago, IL Sales Tax Rev (FGIC Insd).....   5.375    01/01/30        4,921,600
  3,270    Chicago, IL Wtr Rev Cap Apprec (FGIC
           Insd).....................................    *       11/01/10        2,171,869
  2,300    Chicago, IL Wtr Rev Rfdg (FGIC Insd)......   5.250    11/01/27        2,222,329
  9,800    Cook Cnty, IL Cap Impt Ser C (AMBAC
           Insd).....................................   5.000    11/15/25        9,235,912
  4,210    Cook Cnty, IL Cmnty College Dist No 122
           Cap Apprec (FGIC Insd)....................    *       12/01/19        1,556,353
  5,550    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctfs Partn (FGIC Insd)............   8.750    01/01/03        5,820,285
  8,460    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctfs Partn (FGIC Insd)............   8.750    01/01/04        9,258,962
  2,460    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctfs Partn (FGIC Insd)............   8.750    01/01/05        2,784,769
  3,500    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctfs Partn (FGIC Insd)............   8.750    01/01/07        4,172,875

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          ILLINOIS (CONTINUED)
$1,445    Cook Cnty, IL Cmnty Cons Sch D (FSA
          Insd).....................................  5.500%   12/01/15   $    1,534,272
 1,580    Cook Cnty, IL Cmnty Cons Sch D (FSA
          Insd).....................................  5.500    12/01/16        1,674,010
 2,055    Cook Cnty, IL Cmnty Cons Sch Dist No 015
          Palatine Cap Apprec (FSA Insd)............   *       12/01/10        1,356,033
 1,505    Cook Cnty, IL Sch Dist No 100 Berwyn South
          (FSA Insd)................................  8.200    12/01/14        1,966,794
 1,775    Cook Cnty, IL Sch Dist No 100 Berwyn South
          (FSA Insd)................................  8.100    12/01/16        2,334,249
 2,605    Cook Cnty, IL Sch Dist No 122 Cap Apprec
          (FGIC Insd)...............................   *       12/01/17        1,099,388
 2,995    Cook Cnty, IL Sch Dist No 122 Cap Apprec
          (FGIC Insd)...............................   *       12/01/18        1,180,869
 4,050    Cook Cnty, IL Sch Dist No 122 Cap Apprec
          (FGIC Insd)...............................   *       12/01/20        1,405,026
 2,045    Grundy Kendall & Will Cntys (AMBAC
          Insd).....................................  5.500    05/01/17        2,100,072
 1,860    Grundy Kendall & Will Cntys (AMBAC
          Insd).....................................  5.500    05/01/20        1,889,816
 1,180    Grundy Kendall & Will Cntys (AMBAC
          Insd).....................................  5.500    05/01/21        1,196,367
10,000    Illinois Dev Fin Auth Pollutn Ctl Rev
          Comwlth Edison Co Proj Ser D Rfdg (AMBAC
          Insd).....................................  6.750    03/01/15       10,948,700
35,000    Illinois Dev Fin Auth Pollutn Ctl Rev IL
          Pwr Co Proj Ser A First Mtg Rfdg (MBIA
          Insd).....................................  7.400    12/01/24       39,387,600
 2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm
          Rockford Sch 205 (FSA Insd)...............  6.650    02/01/11        2,292,280
 5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm
          Rockford Sch 205 Rfdg (FSA Insd)..........  6.650    02/01/12        5,531,218
 2,000    Illinois Ed Fac Auth Rev DePaul Univ
          (AMBAC Insd)..............................  5.625    10/01/14        2,113,040
   649    Illinois Hlth Fac Auth Rev Cmnty Prov
          Pooled Pgm Ser B (MBIA Insd)..............  7.900    08/15/03          652,076
 3,500    Illinois Muni Elec Agy Pwr Supply Sys Rev
          Rfdg (FSA Insd)...........................  5.000    02/01/21        3,353,455
 3,050    Illinois St (FGIC Insd)...................  5.125    12/01/15        3,075,162
 3,400    Illinois St (FGIC Insd)...................  5.125    12/01/17        3,392,860
 2,700    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland Cap Apprec Ser B (FGIC Insd).....   *       12/01/13        1,494,639
 1,200    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland Cap Apprec Ser B (FGIC Insd).....   *       12/01/14          623,712

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          ILLINOIS (CONTINUED)
$2,500    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland Ser A (FGIC Insd)................  6.000%   12/01/20   $    2,620,700
 3,940    Lake Cnty, IL Cmnty High Sch Dist No 117
          Antioch Cap Apprec Ser B (FGIC Insd)......   *       12/01/10        2,606,507
 6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
          Waukegan Cap Apprec Ser A (FSA Insd)......   *       12/01/17        2,839,035
 3,175    Lake Cnty, IL Cmnty Unit Sch Dist No 95
          Lake Zurich Cap Apprec (FGIC Insd)........   *       12/01/15        1,540,288
 3,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
          Dist No 158 Cap Apprec (FGIC Insd)........   *       01/01/17        1,337,340
 4,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
          Dist No 158 Cap Apprec (FGIC Insd)........   *       01/01/18        1,670,120
 1,735    McHenry Cnty, IL Cmnty High Sch Dist No
          154 Cap Apprec (FGIC Insd)................   *       01/01/15          874,787
 2,080    McHenry Cnty, IL Cmnty High Sch Dist No
          154 Cap Apprec (FGIC Insd)................   *       01/01/16          979,930
 1,000    McHenry Cnty, IL Consv Dist Ser A (FGIC
          Insd).....................................  5.500    02/01/16        1,032,060
 1,330    McHenry Cnty, IL Consv Dist Ser A (FGIC
          Insd).....................................  5.500    02/01/17        1,365,006
 1,000    Northern IL Univ Rev Aux Fac Sys (FGIC
          Insd).....................................  5.000    04/01/29          933,410
 2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
          Ser A (MBIA Insd).........................   *       04/01/20          725,620
 2,500    Southern IL Univ Rev Cap Apprec Hsg & Aux
          Ser A (MBIA Insd).........................   *       04/01/23          753,650
 2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
          Ser A (MBIA Insd).........................   *       04/01/26          504,500
    75    University of IL Ctfs Partn UI Integrate
          Proj (AMBAC Insd).........................  4.375    10/01/11           73,401
 3,900    Will & Kendall Cntys, IL Cmnty (FSA
          Insd).....................................  5.000    01/01/16        3,844,425
 1,495    Will Cnty, IL Sch Dist No 017 (AMBAC
          Insd).....................................  5.000    12/01/16        1,472,754
                                                                          --------------
                                                                             215,120,586
                                                                          --------------
          INDIANA  3.4%
 1,785    Center Grove, IN 2000 Bldg First Mtg
          (AMBAC Insd)..............................  5.500    07/15/17        1,833,873
 1,885    Center Grove, IN 2000 Bldg First Mtg
          (AMBAC Insd)..............................  5.500    07/15/18        1,926,809
 2,550    East Chicago, IN Multi Sch Bldg Corp First
          Mtg Rfdg (AMBAC Insd).....................  5.500    07/15/14        2,644,324

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          INDIANA (CONTINUED)
$2,500    Evansville Vanderburgh, IN Pub Lease Corp
          First Mtg (MBIA Insd).....................  5.750%   07/15/18   $    2,599,425
 1,855    Hamilton Southeastern, IN Cons First Mtg
          (FSA Insd)................................  5.500    07/15/16        1,915,492
 1,075    Hamilton Southeastern, IN Cons First Mtg
          (FSA Insd)................................  5.500    01/15/19        1,094,081
 1,775    Indiana Bd Bk Spl Pgm Ser A (Escrowed to
          Maturity) (AMBAC Insd)....................  9.750    08/01/09        2,149,827
 5,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
          Hosp Proj Rfdg & Impt (MBIA Insd).........  6.400    05/01/12        5,117,400
 3,835    Indiana Tran Fin Auth Hwy Rev Ser A (MBIA
          Insd).....................................  5.250    12/01/13        3,968,381
 2,750    Jay Sch Bldg Corp IN First Mtg (FGIC
          Insd).....................................  5.000    01/15/26        2,598,117
 2,335    Lake Cnty, IN Bldg Corp First Mtg (MBIA
          Insd).....................................  5.750    08/01/11        2,513,254
 1,605    Mount Vernon of Hancock Cnty First Mtg Ser
          B (AMBAC Insd)............................  5.500    07/15/16        1,657,339
 1,695    Mount Vernon of Hancock Cnty First Mtg Ser
          B (AMBAC Insd)............................  5.500    07/15/17        1,740,138
 4,000    New Albany Floyd Cnty, IN Sch First Mtg
          (FGIC Insd) (a)...........................  5.750    07/15/20        4,181,480
 3,500    New Albany Floyd Cnty, IN Sch First Mtg
          (FGIC Insd) (a)...........................  5.125    01/15/27        3,352,440
   200    St. Joseph Cnty, IN Redev Dist (FGIC
          Insd).....................................  5.000    01/15/16          196,950
                                                                          --------------
                                                                              39,489,330
                                                                          --------------
          IOWA  0.2%
 2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl
          Hosp Proj (FSA Insd)......................  5.750    07/01/17        2,450,739
                                                                          --------------

          KANSAS  1.7%
18,750    Burlington, KS Pollutn Ctl Rev KS Gas &
          Elec Co Proj Rfdg (MBIA Insd) (b).........  7.000    06/01/31       19,319,062
                                                                          --------------

          KENTUCKY  0.1%
 1,635    Boone-Florence Wtr Commn KY (FGIC Insd)...  5.000    12/01/15        1,639,905
                                                                          --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          LOUISIANA  1.0%
$4,065    Calcasieu Parish, LA Mem Hosp Svc Dist
          Hosp Rev Lake Charles Mem Hosp Proj Ser A
          (Connie Lee Insd).........................  6.375%   12/01/12   $    4,632,921
 5,530    Calcasieu Parish, LA Mem Hosp Svc Dist
          Hosp Rev Lake Charles Mem Hosp Proj Ser A
          (Connie Lee Insd).........................  6.500    12/01/18        6,368,293
 4,080    New Orleans, LA Home Mtg Auth Single
          Family Mtg Rev 1985 Ser A (MBIA Insd).....   *       09/15/16          868,306
                                                                          --------------
                                                                              11,869,520
                                                                          --------------
          MASSACHUSETTS  1.8%
 4,405    Massachusetts Muni Whsl Elec Co Nuclear
          Mix 1-A (MBIA Insd).......................  5.250    07/01/13        4,556,620
 2,500    Massachusetts Muni Whsl Elec Co Proj No
          6-A (MBIA Insd)...........................  5.250    07/01/16        2,525,400
10,000    Massachusetts St Cons Ln Ser B (FSA
          Insd).....................................  5.500    03/01/19       10,312,000
 2,000    Massachusetts St Cons Ln Ser D (MBIA
          Insd).....................................  5.250    11/01/19        2,012,640
 1,700    Massachusetts St Hlth & Ed Fac Auth Rev Mt
          Auburn Hosp Ser B1 (MBIA Insd)............  6.250    08/15/14        1,833,246
                                                                          --------------
                                                                              21,239,906
                                                                          --------------
          MICHIGAN  1.4%
 2,465    Chippewa Valley, MI Sch Rfdg (AMBAC
          Insd).....................................  4.750    05/01/23        2,249,830
 3,385    Detroit, MI Wtr Supply Sys Rev Sr Lien Ser
          A (FGIC Insd).............................  5.500    07/01/24        3,425,078
 3,000    Hazel Park, MI Bldg Auth Ice Arena (AMBAC
          Insd).....................................  4.700    04/01/24        2,705,400
 1,400    Huron, MI Sch Dist (FSA Insd).............  5.250    05/01/21        1,399,090
 1,150    Kalamazoo, MI City Sch Dist Bldg & Site
          (FSA Insd)................................  5.250    05/01/16        1,170,320
 1,175    Kalamazoo, MI City Sch Dist Bldg & Site
          (FSA Insd)................................  5.250    05/01/17        1,188,066
 2,000    Michigan St Hsg Dev Auth Rental Hsg Rev
          Ser B (AMBAC Insd)........................  4.850    04/01/04        2,048,500
 2,500    Michigan St Strategic Fd Ltd Oblig Rev
          Detroit Ed-Cc-Conv Rfdg (AMBAC Insd)......  4.850    09/01/30        2,514,000
                                                                          --------------
                                                                              16,700,284
                                                                          --------------
          MINNESOTA  0.1%
 1,000    Brainerd, MN Rev Evangelical Lutheran Ser
          B Rfdg (FSA Insd).........................  6.650    03/01/17        1,022,760
                                                                          --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          MISSISSIPPI  0.6%
$1,450    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd).....................................  5.500%   02/01/08   $    1,541,640
 2,595    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd).....................................  5.500    02/01/09        2,761,106
 1,600    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd).....................................  5.500    02/01/10        1,701,920
 1,000    Harrison Cnty, MS Wastewtr Mgmt Dist Rev
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd).....................................  8.500    02/01/13        1,307,320
                                                                          --------------
                                                                               7,311,986
                                                                          --------------
          MISSOURI  1.4%
 1,000    Cass Cnty, MO Ctfs Partn (FGIC Insd)......  5.000    04/01/18          981,100
 1,170    Mehlville, MO Sch Dist No R-9 Ctfs Partn
          Ser A (FSA Insd)..........................  5.500    03/01/16        1,223,223
 1,225    Mehlville, MO Sch Dist No R-9 Ctfs Partn
          Ser A (FSA Insd)..........................  5.500    03/01/17        1,272,640
 4,585    Missouri St Hlth & Ed Fac Auth (MBIA
          Insd).....................................  6.250    06/01/16        4,701,688
 5,350    O'Fallon, MO Ctfs Partn Cop's (MBIA
          Insd).....................................  4.750    11/01/22        4,908,892
 3,700    St. Louis, MO Muni Fin Corp Lease Rev City
          Justice Ctr Ser A Rfdg (AMBAC Insd).......  4.750    02/15/17        3,541,714
                                                                          --------------
                                                                              16,629,257
                                                                          --------------
          NEBRASKA  0.8%
 2,170    Omaha, NE Arpt Auth Arpt Rev Facs Rfdg
          (FSA Insd)................................  5.500    01/01/11        2,278,196
 2,235    Omaha, NE Arpt Auth Arpt Rev Facs Rfdg
          (FSA Insd)................................  5.500    01/01/12        2,331,820
 2,300    Omaha, NE Arpt Auth Arpt Rev Facs Rfdg
          (FSA Insd)................................  5.500    01/01/13        2,387,998
 1,925    Omaha, NE Arpt Auth Arpt Rev Facs Rfdg
          (FSA Insd)................................  5.500    01/01/14        1,986,234
                                                                          --------------
                                                                               8,984,248
                                                                          --------------
          NEVADA  1.5%
 2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser C Rfdg (AMBAC Insd)...................  7.200    10/01/22        2,083,140
10,000    Director St, NV Dept Business & Ind Las
          Vegas Monorail Proj First Tier (AMBAC
          Insd).....................................  5.625    01/01/32       10,133,900

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          NEVADA (CONTINUED)
$1,035    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............  4.700%   09/01/07   $    1,059,240
 1,000    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............  4.750    09/01/08        1,021,290
 2,000    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............  4.800    09/01/09        2,034,800
 1,530    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............  4.875    09/01/10        1,553,975
                                                                          --------------
                                                                              17,886,345
                                                                          --------------
          NEW HAMPSHIRE  0.3%
 2,500    New Hampshire St Tpk Sys Rev Ser C Rfdg
          (Inverse Fltg) (FGIC Insd)................ 11.984    11/01/17        3,043,750
                                                                          --------------

          NEW JERSEY  4.3%
 3,625    Morristown, NJ Rfdg (FSA Insd)............  6.400    08/01/14        3,966,729
10,000    New Jersey St Tpk Auth Tpk Rev Ser A (MBIA
          Insd).....................................  6.000    01/01/12       11,110,700
12,400    New Jersey St Trans Corp Ctfs Fed Tran
          Admin Grants Ser A (AMBAC Insd)...........  5.875    09/15/12       13,450,156
 6,040    New Jersey St Trans Tr Fd Trans Sys Ser A
          (FSA Insd)................................  5.500    06/15/12        6,491,369
 1,425    New Jersey St Trans Tr Fd Trans Sys Ser B
          (AMBAC Insd)..............................  5.000    06/15/13        1,459,114
 4,000    New Jersey St Trans Tr Fd Trans Sys Ser B
          (MBIA Insd)...............................  6.000    12/15/17        4,403,120
 8,715    New Jersey St Trans Tr Fd Trans Sys Ser C
          (FSA Insd)................................  5.500    12/15/11        9,454,816
                                                                          --------------
                                                                              50,336,004
                                                                          --------------
          NEW YORK  2.5%
 3,095    Long Island Pwr Auth, NY Elec Sys Rev Gen
          Ser A (FSA Insd)..........................  5.125    12/01/16        3,119,451
 4,350    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd).....  6.375    11/15/14        4,755,899
15,000    New York City Muni Wtr Fin Auth Ser B
          (MBIA Insd)...............................  5.500    06/15/27       15,207,300
    15    New York St Med Care Fac Fin Agy Rev
          (Prerefunded @ 08/15/04) (FSA Insd).......  6.500    08/15/15           16,561

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          NEW YORK (CONTINUED)
$3,040    New York St Twy Auth Hwy & Brdg Tr Fd Ser
          A (AMBAC Insd)............................  5.250%   04/01/13   $    3,134,270
 3,275    Triborough Brdg & Tunl Auth NY Spl Oblig
          Ser A Rfdg (MBIA Insd)....................  5.125    01/01/16        3,334,900
                                                                          --------------
                                                                              29,568,381
                                                                          --------------
          NORTH CAROLINA  0.1%
 1,250    Franklin Cnty, NC Ctfs Partn Jail & Sch
          Proj (Prerefunded @ 06/01/04) (FGIC
          Insd).....................................  6.625    06/01/14        1,368,588
                                                                          --------------

          NORTH DAKOTA  0.9%
 5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope
          Vly Station Rfdg (AMBAC Insd).............  7.200    06/30/13        5,976,750
 5,000    Oliver Cnty, ND Pollutn Ctl Rev Square
          Butte Elec Co-op Ser A Rfdg (AMBAC
          Insd).....................................  5.300    01/01/27        4,921,650
                                                                          --------------
                                                                              10,898,400
                                                                          --------------
          OHIO  0.2%
 1,500    Hamilton Cnty, OH Swr Sys Rev Ser A Impt &
          Rfdg (MBIA Insd)..........................  5.250    12/01/18        1,511,775
 2,000    Pickerington, OH Loc Sch Dist Cap Apprec
          Sch Fac Contr (FGIC Insd).................   *       12/01/13        1,101,600
                                                                          --------------
                                                                               2,613,375
                                                                          --------------
          OKLAHOMA  2.4%
 1,355    Jenks, OK Aquarium Auth Rev First Mtg
          (MBIA Insd)...............................  6.000    07/01/20        1,447,533
11,000    McAlester, OK Pub Wks Auth Util Sys Rev
          (FSA Insd)................................   *       02/01/30        2,138,400
 2,100    Midwest City, OK Muni Auth (FSA Insd).....  5.150    06/01/15        2,123,877
 5,660    Mustang, OK Impt Auth Util Rev (FSA
          Insd).....................................  5.800    10/01/30        5,937,736
 2,020    Oklahoma City, OK Arpt Trust Jr Lien 27th
          Ser A (FSA Insd)..........................  5.000    07/01/17        1,966,228
 4,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg
          (FSA Insd)................................  5.750    07/01/30        4,158,320
 2,000    Tulsa, OK Cmnty College Rev (AMBAC Insd)..  5.500    07/01/22        2,042,400
 8,260    Tulsa, OK Tulsa Indl Auth Rev Univ Of
          Tulsa Ser A (MBIA Insd)...................  5.375    10/01/31        8,223,573
                                                                          --------------
                                                                              28,038,067
                                                                          --------------
          OREGON  2.6%
 1,000    Jackson Cnty, OR Sch Dist No 0 (FSA
          Insd).....................................  5.500    06/15/16        1,045,870
 4,815    Oregon St Dept Admin Ser B (FSA Insd).....  5.250    04/01/15        4,936,723

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          OREGON (CONTINUED)
$5,070    Oregon St Dept Admin Ser B Rfdg (MBIA
          Insd).....................................  5.250%   05/01/12   $    5,314,678
 4,835    Oregon St Dept Admin Ser B Rfdg (MBIA
          Insd).....................................  5.250    05/01/17        4,885,719
10,835    Oregon St Dept Admin Ser C Rfdg (MBIA
          Insd).....................................  5.250    11/01/16       11,025,588
 1,650    Portland, OR Arpt Rev Ser 15 Intl Arpt Ser
          A Rfdg (FGIC Insd)........................  5.000    07/01/13        1,669,025
 1,215    Portland, OR Arpt Rev Ser 15 Intl Arpt Ser
          A Rfdg (FGIC Insd)........................  5.000    07/01/14        1,218,293
                                                                          --------------
                                                                              30,095,896
                                                                          --------------
          PENNSYLVANIA  3.4%
 5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd
          Hlth Sys Ser A (MBIA Insd)................  6.500    11/15/30        5,391,750
 4,875    Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (Escrowed to
          Maturity) (AMBAC Insd)....................  5.625    08/15/26        4,995,266
10,000    Allegheny Cnty, PA San Auth Swr Rfdg (MBIA
          Insd).....................................  5.375    12/01/17       10,270,000
 1,000    Lehigh Cnty, PA Gen Purp Auth Rev Hosp
          Lehigh Vy Hosp Ser A (AMBAC Insd).........  6.400    11/01/21        1,038,550
 6,000    Lycoming Cnty, PA Auth College Rev PA
          College of Technology (AMBAC Insd)........  5.350    07/01/26        5,987,340
 1,375    Pennsylvania St Higher Ed Fac Auth Rev St
          Sys Higher Ed Ser P (AMBAC Insd)..........  5.000    12/15/16        1,368,524
 1,520    Philadelphia, PA Gas Wks Rev 14th Ser (FSA
          Insd).....................................  6.375    07/01/14        1,611,063
   730    Philadelphia, PA Gas Wks Rev 14th Ser
          (Prerefunded @ 07/01/03) (FSA Insd).......  6.375    07/01/14          779,750
 2,000    Philadelphia, PA Sch Dist Ser A (FSA
          Insd).....................................  5.500    02/01/26        2,012,680
 5,985    Philadelphia, PA Wtr & Wastewtr Rev (FSA
          Insd).....................................  5.000    06/15/16        5,927,544
                                                                          --------------
                                                                              39,382,467
                                                                          --------------
          SOUTH CAROLINA  0.9%
 9,665    South Carolina St Pub Svc Auth Ser B (FSA
          Insd).....................................  5.375    01/01/18        9,840,516
                                                                          --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          SOUTH DAKOTA  2.4%
$1,585    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd).....................................  5.500%   06/01/12   $    1,682,763
12,000    Sioux Falls, SD Sales Tax Rev (Prerefunded
          @ 11/15/03) (AMBAC Insd)..................  5.450    11/15/14       12,754,320
 1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
          (AMBAC Insd)..............................  5.500    11/15/12        1,065,420
 1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
          (AMBAC Insd)..............................  5.500    11/15/14        1,054,480
 5,205    South Dakota St Lease Rev Trust Ctfs Ser A
          (FSA Insd)................................  6.625    09/01/12        6,053,467
 4,000    South Dakota St Lease Rev Trust Ctfs Ser A
          (FSA Insd)................................  6.700    09/01/17        4,724,400
                                                                          --------------
                                                                              27,334,850
                                                                          --------------
          TENNESSEE  0.6%
 1,000    Putnam Cnty, TN Rfdg (FGIC Insd)..........  5.250    04/01/18        1,027,870
 5,500    Tennergy Corp, TN Gas Rev (MBIA Insd).....  4.125    06/01/09        5,382,685
                                                                          --------------
                                                                               6,410,555
                                                                          --------------
          TEXAS  9.5%
 2,060    Alamo, TX Cmnty College Dist Combined Fee
          Rfdg (FSA Insd)...........................  5.000    11/01/22        1,949,193
13,645    Austin, TX Util Sys Rev Rfdg (FSA Insd)...  5.000    11/15/11       13,881,877
12,500    Austin, TX Util Sys Rev Ser A Rfdg (MBIA
          Insd).....................................   *       11/15/10        8,279,875
 5,000    Brazos River Auth, TX Rev Houston Ind Inc
          Proj Ser C (AMBAC Insd)...................  5.125    05/01/19        4,866,550
15,400    Dallas Cnty, TX Util & Reclamation Dist
          Ser B Rfdg (AMBAC Insd)...................  5.875    02/15/29       15,841,518
 5,000    El Paso, TX Ctfs Oblig (FSA Insd).........  5.750    08/15/25        5,107,300
 1,135    Galveston, TX Rfdg (AMBAC Insd)...........  5.250    05/01/23        1,112,958
 3,000    Harris Cnty, TX Toll Rd Sr Lien Rfdg
          (FGIC Insd)...............................  5.000    08/15/16        2,950,020
 4,915    Harris Cnty, TX Toll Rd Sr Lien Rfdg (MBIA
          Insd).....................................  5.125    08/15/17        4,894,554
 1,000    Harris Cnty-Houston, TX Sports Sr Lien Ser
          A Rfdg (MBIA Insd)........................  5.250    11/15/26          967,080
 2,000    Houston, TX Pub Impt Ser B Rfdg (FSA
          Insd).....................................  5.500    03/01/18        2,045,900
12,400    Houston, TX Wtr & Swr Sys Rev Cap Apprec
          Ser A Rfdg (FSA Insd).....................   *       12/01/20        4,291,640
 3,500    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
          A Rfdg (FSA Insd).........................  5.500    12/01/17        3,593,485

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          TEXAS (CONTINUED)
$1,790    Laredo, TX Cmnty College Dist Combined Fee
          Rev Bldg Rfdg (AMBAC Insd)................  5.300%   08/01/26   $    1,743,317
 1,000    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd).....................................   *       03/01/16          462,180
 1,305    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd).....................................   *       03/01/17          563,225
 1,000    San Antonio, TX Indpt Sch Dist Pub Fac
          Corp Lease Rev (AMBAC Insd)...............  5.850    10/15/10        1,064,840
 1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth
          Sys Rev Ser B (Escrowed to Maturity) (FGIC
          Insd).....................................  5.000    09/01/15        1,792,823
 3,265    Texas St Tpk Auth Dallas Northtwy Rev
          George Bush Tpk (MBIA Insd)...............  5.000    01/01/16        3,212,140
32,855    Texas St Tpk Auth Dallas Northtwy Rev
          George Bush Tpk (FGIC Insd)...............  5.250    01/01/23       32,221,227
                                                                          --------------
                                                                             110,841,702
                                                                          --------------
          UTAH  0.9%
   710    Provo, UT Elec Rev 1984 Ser A Rfdg
          (Escrowed to Maturity) (AMBAC Insd)....... 10.375    09/15/15          976,499
 6,835    Utah St Muni Fin Co-op Loc Govt Rev Pool
          Cap Salt Lake (FSA Insd)..................   *       03/01/09        4,954,760
 4,440    West Vy City, UT Muni Bldg Lease Rev Ser A
          Rfdg (AMBAC Insd).........................  4.750    04/15/19        4,160,902
                                                                          --------------
                                                                              10,092,161
                                                                          --------------
          VIRGINIA  0.6%
 4,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)....  6.800    03/01/14        4,338,360
 2,400    Virginia St Hsg Dev Auth Comwlth Mtg Ser J
          Subser J-1 (MBIA Insd)....................  5.200    07/01/19        2,393,040
                                                                          --------------
                                                                               6,731,400
                                                                          --------------
          WASHINGTON  6.2%
 1,930    Clark Cnty, WA Pub Util Dist No 001 Elec
          Rev Rfdg (AMBAC Insd).....................  5.500    01/01/12        2,044,160
 2,990    Clark Cnty, WA Pub Util Dist No 001 Wtr
          Rev (FSA Insd)............................  5.125    01/01/20        2,938,452
11,340    Energy Northwest WA Elec Rev Columbia
          Generating Ser A Rfdg (FSA Insd)..........  5.500    07/01/17       11,620,438
 4,500    Energy Northwest WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd).........................  5.500    07/01/17        4,611,285
14,500    Energy Northwest WA Elec Rev Proj No 3 Ser
          A Rfdg (FSA Insd).........................  5.500    07/01/18       14,789,130

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          WASHINGTON (CONTINUED)
$5,000    Energy Northwest, WA Elec Rev Proj No 3
          Ser B Rfdg (FSA Insd) (a).................  6.000%   07/01/16   $    5,424,200
 2,335    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser C Rfdg
          (AMBAC Insd)..............................  6.000    01/01/17        2,457,634
 1,025    Grant Cnty, WA Pub Util Dist No 2 Wanapum
          Hydro Elec Rev Second Ser C Rfdg (AMBAC
          Insd).....................................  6.000    01/01/17        1,078,833
 3,335    Mason Cnty, WA Sch Dist (FGIC Insd).......  5.125    12/01/20        3,275,770
   350    Pierce Cnty, WA Swr Rev Ser A (Escrowed to
          Maturity) (MBIA Insd).....................  9.000    02/01/05          401,765
 5,000    Port Seattle, WA Rev Ser A (FGIC Insd)....  5.000    04/01/31        4,643,050
 3,500    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg
          (FSA Insd)................................  5.500    03/01/17        3,590,405
 2,000    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg
          (FSA Insd)................................  5.500    03/01/18        2,043,040
 1,965    Tacoma, WA Solid Waste Util Rev Rfdg
          (AMBAC Insd)..............................  5.375    12/01/18        1,981,074
 2,075    Tacoma, WA Solid Waste Util Rev Rfdg
          (AMBAC Insd)..............................  5.375    12/01/19        2,084,151
 4,200    Tacoma, WA Solid Waste Util Rev Rfdg
          (AMBAC Insd)..............................  5.250    12/01/20        4,152,876
 3,090    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Ser A Rfdg (AMBAC Insd).....  5.700    07/01/09        3,288,718
 2,000    Washington St Ser R 99A Rfdg (FGIC
          Insd).....................................  5.000    01/01/17        1,966,060
                                                                          --------------
                                                                              72,391,041
                                                                          --------------
          WEST VIRGINIA  0.2%
 1,780    West Virginia Econ Dev Auth Lease Rev
          Correctional Juvenile & Pub-A (MBIA
          Insd).....................................  5.500    06/01/19        1,826,974
                                                                          --------------

          WISCONSIN  1.7%
 2,325    Appleton, WI Wtrwks Rev Rfdg (FGIC
          Insd).....................................  5.375    01/01/18        2,347,646
 1,505    Oak Creek Franklin, WI Jt Sch Dist Rfdg
          (FGIC Insd)...............................  5.500    04/01/17        1,550,782
 1,635    Oak Creek Franklin, WI Jt Sch Dist Rfdg
          (FGIC Insd)...............................  5.500    04/01/19        1,670,512
 1,350    Plover, WI Wtr Sys Rev (AMBAC Insd).......  5.400    12/01/16        1,381,631
 1,500    Plover, WI Wtr Sys Rev (AMBAC Insd).......  5.500    12/01/18        1,533,300
 1,270    Racine, WI Wtrwks Rev Sys Mtg (MBIA
          Insd).....................................  5.250    09/01/14        1,302,703

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                COUPON    MATURITY       VALUE
          WISCONSIN (CONTINUED)
$1,405    Racine, WI Wtrwks Rev Sys Mtg (MBIA
          Insd).....................................  5.250%   09/01/16   $    1,420,034
 3,950    Two Rivers, WI Pub Sch Dist Rfdg (FSA
          Insd).....................................  6.000    03/01/18        4,225,671
 3,920    University of Wisconsin Hosp & Clinics
          Auth Rev (FSA Insd).......................  6.200    04/01/29        4,200,554
                                                                          --------------
                                                                              19,632,833
                                                                          --------------
          WYOMING  0.2%
 2,000    Laramie Cnty, WY Hosp Rev Mem Hosp Proj
          (AMBAC Insd)..............................  6.700    05/01/12        2,091,840
                                                                          --------------

          PUERTO RICO  0.3%
 3,000    Puerto Rico Indl Tourist Ed Med &
          Environmental Ctl Fac Hosp Aux (MBIA
          Insd).....................................  6.250    07/01/16        3,233,520
                                                                          --------------
TOTAL LONG-TERM INVESTMENTS  95.9%
  (Cost $1,075,354,582)................................................    1,114,210,778
SHORT-TERM INVESTMENTS  4.2%
  (Cost $49,410,000)...................................................       49,410,000
                                                                          --------------

TOTAL INVESTMENTS  100.1%
  (Cost $1,124,764,582)................................................    1,163,620,778
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)..........................       (1,613,545)
                                                                          --------------

NET ASSETS  100.0%.....................................................   $1,162,007,233
                                                                          ==============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

AMBAC--AMBAC Indemnity Corp.
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $1,124,764,582).....................  $1,163,620,778
Cash........................................................          57,909
Receivables:
  Interest..................................................      15,382,140
  Investments Sold..........................................      14,777,826
  Fund Shares Sold..........................................         394,770
Other.......................................................         155,394
                                                              --------------
    Total Assets............................................   1,194,388,817
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      27,635,846
  Fund Shares Repurchased...................................       2,014,761
  Income Distributions......................................       1,150,907
  Distributor and Affiliates................................         629,427
  Investment Advisory Fee...................................         507,910
Accrued Expenses............................................         240,621
Trustees' Deferred Compensation and Retirement Plans........         202,112
                                                              --------------
    Total Liabilities.......................................      32,381,584
                                                              --------------
NET ASSETS..................................................  $1,162,007,233
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,120,195,662
Net Unrealized Appreciation.................................      38,856,196
Accumulated Net Realized Gain...............................       3,204,244
Accumulated Undistributed Net Investment Income.............        (248,869)
                                                              --------------
NET ASSETS..................................................  $1,162,007,233
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,098,967,049 and 60,005,073 shares of
    beneficial interest issued and outstanding).............  $        18.31
    Maximum sales charge (4.75%* of offering price).........             .91
                                                              --------------
    Maximum offering price to public........................  $        19.22
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $49,596,623 and 2,710,565 shares of
    beneficial interest issued and outstanding).............  $        18.30
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,443,561 and 735,224 shares of
    beneficial interest issued and outstanding).............  $        18.28
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 31,324,013
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,031,267
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,358,128, $250,762 and $63,769,
  respectively).............................................     1,672,659
Shareholder Services........................................       415,718
Legal.......................................................        45,448
Custody.....................................................        37,652
Trustees' Fees and Related Expenses.........................        14,456
Other.......................................................       247,608
                                                              ------------
    Total Expenses..........................................     5,464,808
    Less Credits Earned on Cash Balances....................        25,381
                                                              ------------
    Net Expenses............................................     5,439,427
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 25,884,586
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  4,693,729
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    71,891,747
  End of the Period.........................................    38,856,196
                                                              ------------
Net Unrealized Depreciation During the Period...............   (33,035,551)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(28,341,822)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (2,457,236)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2002     SEPTEMBER 30, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $   25,884,586       $   52,656,337
Net Realized Gain................................       4,693,729           28,347,885
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (33,035,551)          32,333,957
                                                   --------------       --------------
Change in Net Assets from Operations.............      (2,457,236)         113,338,179
                                                   --------------       --------------

Distributions from Net Investment Income:
  Class A Shares.................................     (25,253,554)         (52,689,287)
  Class B Shares.................................        (925,304)          (1,795,935)
  Class C Shares.................................        (235,425)            (303,030)
                                                   --------------       --------------
                                                      (26,414,283)         (54,788,252)
                                                   --------------       --------------

Distributions from Net Realized Gain:
  Class A Shares.................................     (26,330,149)                 -0-
  Class B Shares.................................      (1,162,430)                 -0-
  Class C Shares.................................        (298,525)                 -0-
                                                   --------------       --------------
                                                      (27,791,104)                 -0-
                                                   --------------       --------------
Total Distributions..............................     (54,205,387)         (54,788,252)
                                                   --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (56,662,623)          58,549,927
                                                   --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     108,144,815          118,855,941
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      41,998,938           39,363,000
Cost of Shares Repurchased.......................    (121,519,111)        (161,702,324)
                                                   --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      28,624,642           (3,483,383)
                                                   --------------       --------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     (28,037,981)          55,066,544
NET ASSETS:
Beginning of the Period..........................   1,190,045,214        1,134,978,670
                                                   --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($248,869) and ($471,954), respectively).......  $1,162,007,233       $1,190,045,214
                                                   ==============       ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX                                         NINE
                              MONTHS                                      MONTHS       YEAR
                              ENDED        YEAR ENDED SEPTEMBER 30,        ENDED      ENDED
CLASS A SHARES               MAR. 31,   ------------------------------   SEPT. 30,   DEC. 31,
                             2002 (A)     2001       2000       1999       1998        1997
                             ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $  19.22   $  18.27   $  18.08   $  19.96   $  19.63    $  19.24
                             --------   --------   --------   --------   --------    --------
  Net Investment Income....       .41        .86        .91        .91        .71         .97
  Net Realized and
    Unrealized Gain/Loss...      (.46)       .98        .17      (1.64)       .37         .55
                             --------   --------   --------   --------   --------    --------
Total from Investment
  Operations...............      (.05)      1.84       1.08       (.73)      1.08        1.52
                             --------   --------   --------   --------   --------    --------
Less:
  Distributions from Net
    Investment Income......       .42        .89        .88        .92        .72         .97
  Distributions from Net
    Realized Gain..........       .44        -0-        .01        .23        .03         .16
                             --------   --------   --------   --------   --------    --------
  Total Distributions......       .86        .89        .89       1.15        .75        1.13
                             --------   --------   --------   --------   --------    --------
NET ASSET VALUE, END OF THE
  PERIOD...................  $  18.31   $  19.22   $  18.27   $  18.08   $  19.96    $  19.63
                             ========   ========   ========   ========   ========    ========

Total Return (b)...........    -0.25%*    10.28%      6.13%     -3.80%      5.61%*      8.19%
Net Assets at End of the
  Period (In millions).....  $1,099.0   $1,129.6   $1,086.6   $1,178.3   $1,353.9    $1,283.5
Ratio of Expenses to
  Average Net Assets.......      .87%       .90%       .90%       .92%       .90%        .92%
Ratio of Net Investment
  Income to Average Net
  Assets...................     4.36%      4.55%      5.10%      4.77%      4.85%       5.07%
Portfolio Turnover.........       27%*       80%        69%        92%        62%*        82%

* Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net asset from 4.33% to 4.36%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                                   NINE
                                    MONTHS                                MONTHS       YEAR
                                    ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS B SHARES                     MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                   2002 (A)    2001     2000     1999      1998        1997
                                   ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $19.20    $18.26   $18.08   $19.96    $19.63      $19.24
                                    ------    ------   ------   ------    ------      ------
  Net Investment Income..........      .34       .70      .78      .76       .60         .82
  Net Realized and Unrealized
    Gain/Loss....................     (.45)      .99      .15    (1.64)      .37         .55
                                    ------    ------   ------   ------    ------      ------
Total from Investment
  Operations.....................     (.11)     1.69      .93     (.88)      .97        1.37
                                    ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income............      .35       .75      .74      .77       .61         .82
  Distributions from Net Realized
    Gain.........................      .44       -0-      .01      .23       .03         .16
                                    ------    ------   ------   ------    ------      ------
Total Distributions..............      .79       .75      .75     1.00       .64         .98
                                    ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $18.30    $19.20   $18.26   $18.08    $19.96      $19.63
                                    ======    ======   ======   ======    ======      ======

Total Return (b).................   -0.58%*    9.42%    5.25%   -4.60%     5.07%*      7.36%
Net Assets at End of the Period
  (In millions)..................   $ 49.6    $ 49.2   $ 43.0   $ 56.8    $ 71.9      $ 70.1
Ratio of Expenses to Average Net
  Assets.........................    1.63%     1.69%    1.68%    1.68%     1.66%       1.69%
Ratio of Net Investment Income to
  Average Net Assets.............    3.60%     3.76%    4.34%    3.99%     4.08%       4.29%
Portfolio Turnover...............      27%*      80%      69%      92%       62%*        82%

* Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average and net asset from 3.57% to 3.60%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                                   NINE
                                    MONTHS                                MONTHS       YEAR
                                    ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS C SHARES                     MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                   2002 (A)    2001     2000     1999      1998        1997
                                   ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $19.19    $18.25   $18.08   $19.95    $19.63      $19.24
                                    ------    ------   ------   ------    ------      ------
  Net Investment Income..........      .34       .69      .79      .76       .60         .82
  Net Realized and Unrealized
    Gain/Loss....................     (.46)     1.00      .13    (1.63)      .37         .55
                                    ------    ------   ------   ------    ------      ------
Total from Investment
  Operations.....................     (.12)     1.69      .92     (.87)      .97        1.37
                                    ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income............      .35       .75      .74      .77       .61         .82
  Distributions from Net Realized
    Gain.........................      .44       -0-      .01      .23       .04         .16
                                    ------    ------   ------   ------    ------      ------
Total Distributions..............      .79       .75      .75     1.00       .65         .98
                                    ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $18.28    $19.19   $18.25   $18.08    $19.95      $19.63
                                    ======    ======   ======   ======    ======      ======

Total Return (b).................   -0.58%*    9.42%    5.19%   -4.55%     5.02%*      7.36%
Net Assets at End of the Period
  (In millions)..................   $ 13.4    $ 11.2   $  5.4   $  8.3    $  6.8      $  5.6
Ratio of Expenses to Average Net
  Assets.........................    1.63%     1.65%    1.68%    1.68%     1.66%       1.69%
Ratio of Net Investment Income to
  Average Net Assets.............    3.60%     3.80%    4.35%    3.99%     4.06%       4.29%
Portfolio Turnover...............      27%*      80%      69%      92%       62%*        82%

 * Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the six months ended March 31, 2002 was to increase the ratio of net investment income to average net asset from 3.57% to 3.60%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for the periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2002, the Fund had $24,454,897 of when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $752,782 increase in cost of securities and a corresponding $752,782 decrease in net unrealized appreciation based on securities held by the Fund on October 1, 2001.

    The effect of this change for the six months ended March 31, 2002 was to increase net investment income by $171,996; decrease net unrealized appreciation by $125,414, and decrease net realized gains by $46,582. The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund utilized its capital loss carryforward of $1,991,890.

    At March 31, 2002, for federal income tax purposes, cost of long- and short-term investments is $1,123,886,386; the aggregate gross unrealized appreciation is $49,240,745 and the aggregate gross unrealized depreciation is $9,506,353, resulting in net unrealized appreciation on long- and short-term investments of $39,734,392.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six months ended March 31, 2002, the Fund's custody fee was reduced by $25,381 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .525%
Next $500 million...........................................       .500%
Next $500 million...........................................       .475%
Over $1.5 billion...........................................       .450%

    For the six months ended March 31, 2002, the Fund recognized expenses of approximately $26,100 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The advisor allocates the cost of such services to each fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $66,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $334,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $142,794 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $1,053,678,543, $52,036,737 and
$14,480,382 for Classes A, B and C, respectively. For the six months ended March 31, 2002, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,168,972    $  98,295,191
  Class B................................................     339,290        6,413,504
  Class C................................................     181,572        3,436,120
                                                           ----------    -------------
Total Sales..............................................   5,689,834    $ 108,144,815
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   2,166,910    $  40,206,866
  Class B................................................      77,576        1,436,256
  Class C................................................      19,233          355,816
                                                           ----------    -------------
Total Dividend Reinvestment..............................   2,263,719    $  41,998,938
                                                           ==========    =============
Repurchases:
  Class A................................................  (6,117,764)   $(115,547,030)
  Class B................................................    (266,594)      (5,005,783)
  Class C................................................     (51,655)        (966,298)
                                                           ----------    -------------
Total Repurchases........................................  (6,436,013)   $(121,519,111)
                                                           ==========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    At September 30, 2001, capital aggregated $1,030,723,516, $49,192,760 and
$11,654,744 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,044,693    $  95,170,346
  Class B................................................     909,860       17,262,583
  Class C................................................     339,430        6,423,012
                                                           ----------    -------------
Total Sales..............................................   6,293,983    $ 118,855,941
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   2,015,361    $  38,165,436
  Class B................................................      53,346        1,009,926
  Class C................................................       9,902          187,638
                                                           ----------    -------------
Total Dividend Reinvestment..............................   2,078,609    $  39,363,000
                                                           ==========    =============
Repurchases:
  Class A................................................  (7,741,602)   $(146,276,228)
  Class B................................................    (758,254)     (14,306,069)
  Class C................................................     (59,426)      (1,120,027)
                                                           ----------    -------------
Total Repurchases........................................  (8,559,282)   $(161,702,324)
                                                           ==========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2002 and year ended September 31, 2001, 44,134 and 404,147 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2002 and year ended September 31, 2001, no Class C Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

for Class B and Class C Shares will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                            --------------------------
YEAR OF REDEMPTION                                          CLASS B            CLASS C
First.....................................................   4.00%              1.00%
Second....................................................   3.75%               None
Third.....................................................   3.50%               None
Fourth....................................................   2.50%               None
Fifth.....................................................   1.50%               None
Sixth.....................................................   1.00%               None
Seventh and Thereafter....................................    None               None

    For the six months ended March 31, 2002, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $87,200 and CDSC on redeemed shares of approximately $53,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $320,745,603 and $316,246,640, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

floating rate rises, the coupon is reduced. Conversely as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended March 31, 2002, are payments retained by Van Kampen of approximately $349,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $36,500.

                                                                      APPENDIX E

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                     UNAUDITED FINANCIAL STATEMENTS FOR THE
                     SIX-MONTH PERIOD ENDED MARCH 31, 2002

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           FLORIDA MUNICIPAL BONDS  95.8%
$   135    Brevard Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev (GNMA Collateralized)................      6.650%   09/01/21   $   141,290
    650    Brevard Cnty, FL Sales Tax Rev (Prerefunded @
           12/01/04) (MBIA Insd)........................      5.750    12/01/13       700,979
  1,000    Brevard Cnty, FL Sch Brd Ctf Part Ser A
           (AMBAC Insd).................................      5.400    07/01/12     1,060,310
    500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp
           Ser A Rfdg (FSA Insd)........................      6.500    08/15/12       518,125
    500    Dade Cnty, FL Aviation Rev Ser B (MBIA
           Insd)........................................      5.600    10/01/26       507,860
  1,000    Dade Cnty, FL Ed Fac Auth Rev Exchanged From
           Univ of Miami Ser B (MBIA Insd)..............      5.750    04/01/20     1,036,670
    500    Dade Cnty, FL Sch Brd Ctf Part Ser A
           (Prerefunded @ 05/01/04) (MBIA Insd).........      6.000    05/01/14       535,000
    500    Dade Cnty, FL Sch Dist (MBIA Insd)...........      5.000    02/15/13       509,145
    750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
           Insd)........................................      5.375    10/01/16       771,442
    900    Daytona Beach, FL Wtr & Swr Rev (AMBAC
           Insd)........................................      5.750    11/15/10       937,008
  1,250    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd)........................................      5.950    07/01/20     1,344,950
  1,000    Escambia Cnty, FL Util Auth Util Sys Rev
           (FGIC Insd)..................................      5.250    01/01/24       995,420
  1,000    Florida Intergovnmtl Fin Ser C1 (AMBAC
           Insd)........................................      5.125    02/01/31       969,190
    575    Florida Muni Ln Council Rev Ser B (MBIA
           Insd)........................................      5.750    11/01/14       622,161
  1,200    Florida Ports Fin Comm Rev St Trans Tr Fd
           Intermodal Pgm (FGIC Insd)...................      5.500    10/01/29     1,194,096
    500    Florida St Brd of Ed Cap Outlay Pub Ed Ser A
           Rfdg (FGIC Insd).............................      4.500    06/01/23       442,270
  2,185    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
           (FGIC Insd)..................................      5.000    06/01/23     2,100,659
  2,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
           (FGIC Insd)..................................      5.750    06/01/29     2,087,440
  1,250    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd)........................................      6.000    07/01/12     1,381,688

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           FLORIDA MUNICIPAL BONDS (CONTINUED)
$ 1,000    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd)........................................      6.000%   07/01/14   $ 1,100,990
  2,750    Florida St Brd of Ed Lottery Rev Ser B (FGIC
           Insd)........................................      5.250    07/01/13     2,844,463
  1,385    Florida St Brd of Ed Rev FL St Univ Hsg Fac
           Ser A (MBIA Insd)............................      5.000    05/01/28     1,319,974
    750    Florida St Brd of Regt Hsg Rev (MBIA Insd)...      5.750    07/01/14       809,775
  1,500    Florida St Brd of Regt Univ Sys Impt Rev
           (AMBAC Insd).................................      4.500    07/01/23     1,326,090
  1,365    Florida St Correctional Privatization Commn
           Ctf Part (MBIA Insd).........................      5.375    08/01/14     1,427,735
  1,000    Florida St Dept Envrnmtl Prot Presvtn Rev Ser
           A (FGIC Insd)................................      5.250    07/01/05     1,056,080
  1,750    Florida St Div Bd Fin Dept Genl Svcs Rev Dept
           Envrnmtl Prot Presvtn 2000 Ser A (AMBAC
           Insd)........................................      5.000    07/01/12     1,787,100
  1,500    Florida St Div Bd Fin Dept Genl Svcs Rev Dept
           Envrnmtl Prot Presvtn 2000 Ser B (FSA
           Insd)........................................      5.250    07/01/11     1,571,265
  1,000    Florida St Tpk Auth Tpk Rev Dept Trans Ser A
           Rfdg (FGIC Insd).............................      5.500    07/01/05     1,063,720
    500    Gulf Breeze, FL Rev Loc Govt (FGIC Insd).....      5.650    12/01/20       520,485
  1,480    Hillsborough Cnty, FL Sch Brd (AMBAC Insd)...      5.375    10/01/16     1,531,208
  1,500    Hillsborough Cnty, FL Util Jr Lien Rfdg
           (AMBAC Insd).................................      5.500    08/01/11     1,616,250
  1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
           Insd)........................................      6.100    10/01/18     1,066,400
  1,500    Inland Prot Fin Corp FL Spl Oblig Rev (FSA
           Insd)........................................      5.000    01/01/03     1,533,480
  1,000    Jacksonville, FL Elec Auth Rev Saint John's
           Pwr-2 Ser 7 Rfdg (MBIA Insd).................      5.500    10/01/14     1,018,600
  1,000    Jacksonville, FL Wtr & Swr Rev Utd Wtr FL
           Proj (AMBAC Insd)............................      6.350    08/01/25     1,078,340
    410    Lee Cnty, FL Hsg Fin Auth Single Family Mtg
           Rev Multi-Cnty Pgm Ser A (GNMA
           Collateralized)..............................      7.450    09/01/27       452,357
  1,500    Lee Cnty, FL Trans Fac Ser A Rfdg (AMBAC
           Insd)........................................      5.500    10/01/14     1,587,030
    775    Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
           Collateralized)..............................      6.875    11/01/26       852,585
    835    Martin Cnty, FL Cons Util Sys Rev (Escrowed
           to Maturity) (FGIC Insd).....................      5.750    10/01/08       901,499
    545    Melbourne, FL Arpt Rev Rfdg (MBIA Insd)......      6.250    10/01/18       587,243

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           FLORIDA MUNICIPAL BONDS (CONTINUED)
$ 1,000    Miami-Dade Cnty, FL Hlth Fac Miami Childrens
           Hosp Ser A Rfdg (AMBAC Insd).................      5.125%   08/15/26   $   970,150
  1,000    Miami-Dade Cnty, FL Sch Brd Ser A (MBIA
           Insd)........................................      5.000    05/01/20       973,830
  1,000    Miami-Dade Cnty, FL Sch Dist Rfdg (FSA
           Insd)........................................      5.375    08/01/13     1,060,110
    500    Miramar, FL Wastewtr Impt Assmt Rev
           (Prerefunded @ 10/01/04) (FGIC Insd).........      6.750    10/01/25       549,430
    120    Orange Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev (GNMA Collateralized)................      6.550    10/01/21       123,916
  1,000    Orange Cnty, FL Sch Brd Ctf Part Ser A (AMBAC
           Insd)........................................      5.250    08/01/14     1,042,050
  1,000    Palm Beach Cnty, FL Pub Impt Rev Convention
           Ctr Proj (FGIC Insd).........................      5.125    11/01/30       969,320
  1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
           Insd)........................................      5.500    08/01/16     1,047,740
  1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
           Insd)........................................      5.125    08/01/26       974,150
    750    Palm Beach Cnty, FL Sch Brd Ctf Ser A
           (Prerefunded @ 08/01/04) (AMBAC Insd)........      6.375    08/01/15       813,338
  1,000    Pembroke Pines, FL Charter Sch Ser A (MBIA
           Insd)........................................      5.000    07/01/26       957,250
  1,000    Polk Cnty, FL Indl Dev Auth Solid Waste Disp
           Fac Rev Tampa Elec Co Proj (AMBAC Insd)......      5.850    12/01/30     1,020,140
    750    Polk Cnty, FL Sch Brd Ctf Part Master Lease
           Ser A (FSA Insd).............................      5.500    01/01/16       783,038
  1,000    Port Saint Lucie, FL Spl Assmt Rev Util Svc
           Area No 3 & 4A (MBIA Insd)...................      5.000    10/01/18       986,180
  1,000    Reedy Creek, FL Impt Dist FL Ser A Rfdg
           (AMBAC Insd).................................      5.500    06/01/12     1,069,380
  1,000    Reedy Creek, FL Impt Dist FL Util Rev Ser 2
           Rfdg (MBIA Insd).............................      5.500    10/01/13     1,058,800
  1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
           Insd)........................................      5.000    07/01/21       969,260
    750    Sarasota Cnty, FL Util Sys Rev (Prerefunded @
           10/01/04) (FGIC Insd)........................      6.500    10/01/14       826,605
  1,515    Seminole Cnty, FL Sales Tax Rev (FGIC
           Insd)........................................      5.375    10/01/16     1,571,661
    535    St Johns Cnty, FL Indl Dev Auth Professional
           Golf Proj Rfdg (MBIA Insd)...................      5.250    09/01/12       565,110
  4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)...      5.200    10/01/22     4,024,240
  1,000    Tallahassee, FL Energy Sys Rev Ser A Rfdg
           (FSA Insd)...................................      4.750    10/01/26       909,080

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2002 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           FLORIDA MUNICIPAL BONDS (CONTINUED)
$ 1,890    Tampa Bay, FL Sales Tax Rev Ser A (AMBAC
           Insd)........................................      5.375%   10/01/17   $ 1,946,606
  1,000    Tampa Bay, FL Wtr Util Sys Rev (Prerefunded @
           10/01/11) (FGIC Insd)........................      5.500    10/01/12     1,085,120
  1,250    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd)........................................      5.125    10/01/10     1,311,300
    550    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd)........................................      4.750    10/01/27       499,807
  1,920    Tampa-Hillsborough Cnty, FL Expwy Auth Rev
           (FGIC Insd)..................................      5.000    07/01/23     1,844,064
  1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Ser B Rfdg (AMBAC Insd)...............      5.250    10/15/19     1,005,790
  1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Ser B Rfdg (AMBAC Insd)...............      5.250    10/15/22       993,140
    500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac
           Mem Hlth Rfdg & Impt (AMBAC Insd)............      5.750    11/15/13       527,700
    340    West Palm Beach, FL..........................      5.250    03/01/17       344,413
                                                                                  -----------

TOTAL LONG-TERM INVESTMENTS  95.8%
  (Cost $75,268,149)...........................................................    77,731,090

SHORT-TERM INVESTMENTS  1.1%
  (Cost $900,000)..............................................................       900,000
                                                                                  -----------

TOTAL INVESTMENTS  96.9%
  (Cost $76,168,149)...........................................................    78,631,090
OTHER ASSETS IN EXCESS OF LIABILITIES  3.1%....................................     2,551,571
                                                                                  -----------

NET ASSETS  100.0%.............................................................   $81,182,661
                                                                                  ===========

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $76,168,149)........................  $78,631,090
Receivables:
  Investments Sold..........................................    1,408,060
  Interest..................................................    1,371,373
  Fund Shares Sold..........................................      249,185
  Expense Reimbursement from Adviser........................        9,225
Other.......................................................       89,541
                                                              -----------
    Total Assets............................................   81,758,474
                                                              -----------
LIABILITIES:
Payables:
  Income Distributions......................................      146,436
  Fund Shares Repurchased...................................      125,135
  Distributor and Affiliates................................       64,403
  Custodian Bank............................................       58,259
Trustees' Deferred Compensation and Retirement Plans........      110,478
Accrued Expenses............................................       71,102
                                                              -----------
    Total Liabilities.......................................      575,813
                                                              -----------
NET ASSETS..................................................  $81,182,661
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $80,828,004
Net Unrealized Appreciation.................................    2,462,941
Accumulated Undistributed Net Investment Income.............       13,020
Accumulated Net Realized Loss...............................   (2,121,304)
                                                              -----------
NET ASSETS..................................................  $81,182,661
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $41,114,948 and 2,713,723 shares of
      beneficial interest issued and outstanding)...........  $     15.15
    Maximum sales charge (4.75%* of offering price).........          .76
                                                              -----------
    Maximum offering price to public........................  $     15.91
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $34,477,604 and 2,274,368 shares of
    beneficial interest issued and outstanding).............  $     15.16
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,590,109 and 367,975 shares of
    beneficial interest issued and outstanding).............  $     15.19
                                                              ===========

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,053,746
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $53,016, $171,685 and $24,853,
  respectively).............................................      249,554
Investment Advisory Fee.....................................      203,955
Accounting..................................................       36,682
Shareholder Services........................................       33,236
Shareholder Reports.........................................       29,594
Legal.......................................................       14,584
Trustees' Fees and Related Expenses.........................        7,665
Custody.....................................................        3,670
Other.......................................................       37,717
                                                              -----------
    Total Expenses..........................................      616,657
    Expense Reduction ($203,955 Investment Advisory Fee and
      $9,225 Other).........................................      213,180
    Less Credits Earned on Cash Balances....................          846
                                                              -----------
    Net Expenses............................................      402,631
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,651,115
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   550,537
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,941,692
  End of the Period.........................................    2,462,941
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,478,751)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,928,214)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (277,099)
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED       YEAR ENDED
                                                   MARCH 31, 2002    SEPTEMBER 30, 2001
                                                  -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  1,651,115        $  3,109,545
Net Realized Gain................................        550,537             507,955
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (2,478,751)          3,393,062
                                                    ------------        ------------
Change in Net Assets from Operations.............       (277,099)          7,010,562
                                                    ------------        ------------

Distributions from Net Investment Income:
  Class A Shares.................................       (966,405)         (1,682,039)
  Class B Shares.................................       (656,206)         (1,326,670)
  Class C Shares.................................        (94,596)           (118,572)
                                                    ------------        ------------
Total Distributions..............................     (1,717,207)         (3,127,281)
                                                    ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (1,994,306)          3,883,281
                                                    ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     17,880,450          25,412,043
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................        821,294           1,466,584
Cost of Shares Repurchased.......................    (11,967,577)        (17,260,206)
                                                    ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      6,734,167           9,618,421
                                                    ------------        ------------
TOTAL INCREASE IN NET ASSETS.....................      4,739,861          13,501,702
NET ASSETS:
Beginning of the Period..........................     76,442,800          62,941,098
                                                    ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $13,020
  and $9,876, respectively)......................   $ 81,182,661        $ 76,442,800
                                                    ============        ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                                   NINE
                                    MONTHS                                MONTHS       YEAR
                                    ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS A SHARES                     MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                   2002 (A)    2001     2000     1999      1998        1997
                                   ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $15.54    $14.69   $14.58   $15.92    $15.55      $15.06
                                    ------    ------   ------   ------    ------      ------
  Net Investment Income...........     .33       .72      .73      .78       .56         .76
  Net Realized and Unrealized
    Gain/Loss.....................    (.37)      .85      .10    (1.35)      .39         .51
                                    ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................    (.04)     1.57      .83     (.57)      .95        1.27
                                    ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income.............     .35       .72      .72      .77       .58         .77
  Distributions from Net Realized
    Gain..........................     -0-       -0-      -0-      -0-       -0-         .01
                                    ------    ------   ------   ------    ------      ------
Total Distributions...............     .35       .72      .72      .77       .58         .78
                                    ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $15.15    $15.54   $14.69   $14.58    $15.92      $15.55
                                    ======    ======   ======   ======    ======      ======

Total Return* (b).................  -0.26%**  10.87%    5.89%   -3.74%     6.26%**     8.72%
Net Assets at End of the Period
  (In millions)...................  $ 41.1    $ 39.0   $ 31.2   $ 39.8    $ 27.1      $ 29.3
Ratio of Expenses to Average Net
  Assets*.........................    .63%      .50%     .48%     .37%      .60%        .59%
Ratio of Net Investment Income to
  Average Net Assets*.............   4.41%     4.66%    5.11%    4.98%     4.85%       5.05%
Portfolio Turnover................     21%**     26%      61%     101%       50%**       48%
*If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................   1.15%     1.02%    1.20%    1.10%     1.30%       1.29%
Ratio of Net Investment Income to
  Average Net Assets..............   3.89%     4.14%    4.39%    4.25%     4.15%       4.35%

 ** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. These changes for the six months ended March 31, 2002 did not affect net investment income per share or net realized and unrealized gains and losses per share. However, the ratio of net investment income to average net assets increased from 4.37% to 4.41%. Per share, ratios, and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                                   NINE
                                    MONTHS                                MONTHS       YEAR
                                    ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS B SHARES                     MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                   2002 (A)    2001     2000     1999      1998        1997
                                   ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $15.55    $14.69   $14.58   $15.93    $15.55      $15.06
                                    ------    ------   ------   ------    ------      ------
  Net Investment Income...........     .28       .61      .62      .66       .48         .65
  Net Realized and Unrealized
    Gain/Loss.....................    (.38)      .86      .10    (1.35)      .39         .51
                                    ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................    (.10)     1.47      .72     (.69)      .87        1.16
                                    ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income.............     .29       .61      .61      .66       .49         .66
  Distributions from Net Realized
    Gain..........................     -0-       -0-      -0-      -0-       -0-         .01
                                    ------    ------   ------   ------    ------      ------
Total Distributions...............     .29       .61      .61      .66       .49         .67
                                    ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $15.16    $15.55   $14.69   $14.58    $15.93      $15.55
                                    ======    ======   ======   ======    ======      ======

Total Return* (b).................  -0.63%**  10.12%    5.06%   -4.51%     5.74%**     7.91%
Net Assets at End of the Period
  (In millions)...................  $ 34.5    $ 33.4   $ 29.5   $ 29.0    $ 23.6      $ 22.5
Ratio of Expenses to Average Net
  Assets*.........................   1.38%     1.19%    1.26%    1.13%     1.35%       1.33%
Ratio of Net Investment Income to
  Average Net Assets*.............   3.66%     3.97%    4.33%    4.23%     4.09%       4.30%
Portfolio Turnover................     21%**     26%      61%     101%       50%**       48%
*If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................   1.90%     1.71%    1.98%    1.86%     2.05%       2.03%
Ratio of Net Investment Income to
  Average Net Assets..............   3.14%     3.45%    3.61%    3.50%     3.39%       3.60%

 ** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. These changes for the six months ended March 31, 2002 did not affect net investment income per share or net realized and unrealized gains and losses per share. However, the ratio of net investment income to average net assets increased from 3.62% to 3.66%. Per share, ratios, and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX                                   NINE
                                    MONTHS                                MONTHS       YEAR
                                    ENDED     YEAR ENDED SEPTEMBER 30,     ENDED      ENDED
CLASS C SHARES                     MAR. 31,   ------------------------   SEPT. 30,   DEC. 31,
                                   2002 (A)    2001     2000     1999      1998        1997
                                   ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $15.59    $14.71   $14.59   $15.94    $15.58      $15.08
                                    ------    ------   ------   ------    ------      ------
  Net Investment Income...........     .28       .58      .63      .66       .48         .67
  Net Realized and Unrealized
    Gain/Loss.....................    (.39)      .91      .10    (1.35)      .37         .50
                                    ------    ------   ------   ------    ------      ------
Total from Investment
  Operations......................    (.11)     1.49      .73     (.69)      .85        1.17
                                    ------    ------   ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income.............     .29       .61      .61      .66       .49         .66
  Distributions from Net Realized
    Gain..........................     -0-       -0-      -0-      -0-       -0-         .01
                                    ------    ------   ------   ------    ------      ------
Total Distributions...............     .29       .61      .61      .66       .49         .67
                                    ------    ------   ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $15.19    $15.59   $14.71   $14.59    $15.94      $15.58
                                    ======    ======   ======   ======    ======      ======

Total Return* (b).................  -0.69%**  10.25%    5.13%   -4.51%     5.60%**     7.97%
Net Assets at End of the Period
  (In millions)...................  $  5.6    $  4.0   $  2.2   $  3.1    $  1.6      $  1.2
Ratio of Expenses to Average Net
  Assets*.........................   1.37%     1.28%    1.22%    1.14%     1.32%       1.37%
Ratio of Net Investment Income to
  Average Net Assets*.............   3.66%     3.88%    4.37%    4.28%     4.08%       4.38%
Portfolio Turnover................     21%**     26%      61%     101%       50%**       48%
*If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................   1.89%     1.80%    1.94%    1.87%     2.03%       2.06%
Ratio of Net Investment Income to
  Average Net Assets..............   3.14%     3.36%    3.65%    3.55%     3.38%       3.68%

 ** Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. These changes for the six months ended March 31, 2002 did not affect net investment income per share or net realized and unrealized gains and losses per share. However, the ratio of net investment income to average net assets increased from 3.62% to 3.66%. Per share, ratios, and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994 with three classes of common shares, Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a separate account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2002, there were no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $69,236 increase in cost of securities and a corresponding $69,236 decrease in net unrealized appreciation, based on securities held by the Fund on October 1, 2001.

    The effect of this change for the six months ended March 31, 2002 was to increase net investment income by $15,592; increase net unrealized appreciation by $4,917, and decrease net realized gains by $20,509. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001 the Fund had an accumulated capital loss carryforward for tax purposes of $2,671,841 which will expire between September 30, 2005 and September 30, 2009.

    At March 31, 2002, for federal income tax purposes the cost of long- and short-term investments is $76,103,830, the aggregate gross unrealized appreciation is $2,877,101 and the aggregate gross unrealized depreciation is $349,841, resulting in net unrealized appreciation on long- and short-term investments of $2,527,260.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six months ended March 31, 2002, the Fund's custody fee was reduced by $846 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the six months ended March 31, 2002, the Adviser voluntarily waived $203,955 of its investment advisory fees and assumed $9,225 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended March 31, 2002, the Fund recognized expenses of approximately $2,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $28,500 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2002, the Fund recognized expenses of approximately $21,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $86,755 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2002, capital aggregated $41,208,223, $33,873,949 and $5,745,832 for Classes A, B and C, respectively. For the six months ended March 31, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A.................................................    751,964    $ 11,537,358
  Class B.................................................    278,509       4,306,890
  Class C.................................................    131,361       2,036,202
                                                            ---------    ------------
Total Sales...............................................  1,161,834    $ 17,880,450
                                                            =========    ============
Dividend Reinvestment:
  Class A.................................................     33,550    $    516,675
  Class B.................................................     17,465         269,131
  Class C.................................................      2,301          35,488
                                                            ---------    ------------
Total Dividend Reinvestment...............................     53,316    $    821,294
                                                            =========    ============
Repurchases:
  Class A.................................................   (579,815)   $ (8,950,572)
  Class B.................................................   (170,761)     (2,631,406)
  Class C.................................................    (24,713)       (385,599)
                                                            ---------    ------------
Total Repurchases.........................................   (775,289)   $(11,967,577)
                                                            =========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

    At September 30, 2001, capital aggregated $38,104,762, $31,929,334 and $4,059,741 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     813,662    $ 12,428,737
  Class B.................................................     683,255      10,459,029
  Class C.................................................     163,547       2,524,277
                                                            ----------    ------------
Total Sales...............................................   1,660,464    $ 25,412,043
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      55,567    $    850,968
  Class B.................................................      37,527         574,529
  Class C.................................................       2,675          41,087
                                                            ----------    ------------
Total Dividend Reinvestment...............................      95,769    $  1,466,584
                                                            ==========    ============
Repurchases:
  Class A.................................................    (487,461)   $ (7,482,855)
  Class B.................................................    (579,680)     (8,908,824)
  Class C.................................................     (56,490)       (868,527)
                                                            ----------    ------------
Total Repurchases.........................................  (1,123,631)   $(17,260,206)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2002 and the year ended September 30, 2001, 30,941 and 150,522 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended March 31, 2002 and the year ended September 30, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

CDSC will be imposed on most redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the six months ended March 31, 2002, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $12,800 and CDSC on redeemed shares of approximately $34,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $20,956,767 and $16,336,169, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended March 31, 2002, are payments retained by Van Kampen of approximately $144,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $8,200.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2002 (Unaudited)

6. FUND MERGER

On March 12, 2002, the Trustees of Van Kampen Florida Insured Tax Free Income Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Insured Tax Free Income Fund ("Acquiring Fund"). The Trustees of each of the funds have approved in principle an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

                                                                      APPENDIX F

                    VAN KAMPEN INSURED TAX FREE INCOME FUND
                         PRO FORMA FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2002

     VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND-VAN KAMPEN INSURED TAX
                                FREE INCOME FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)



 INSURED  FLORIDA
TAX FREE TAX FREE PROFORMA                                                                    INSURED     FLORIDA
  PAR      PAR      PAR                                                                      TAX FREE    TAX FREE      PROFORMA
 AMOUNT   AMOUNT  AMOUNT                                                                       MARKET     MARKET        MARKET
 (000)    (000)   (000)   DESCRIPTION                                     COUPON MATURITY      VALUE      VALUE          VALUE
                          MUNICIPAL BONDS
                          ALABAMA 6.2%
$ 2,250         $ 2,250   Alabama St Brd Ed Rev Shelton St Cmnty College
                          (Prerefunded @ 10/01/04) (MBIA Insd)             6.000% 10/01/14   $ 2,451,667              $ 2,451,667
  2,010           2,010   Alabama St Brd Ed Rev Shelton St Cmnty College
                          Rfdg (AMBAC Insd)                                5.500  10/01/10     2,155,926                2,155,926
  1,255           1,255   Alabama St Brd Ed Rev Shelton St Cmnty College
                          Rfdg (AMBAC Insd)                                5.375  10/01/14     1,308,112                1,308,112
 10,530          10,530   Alabama St Pub Sch & College Ser C (FSA Insd)    5.000  05/01/12    10,824,419               10,824,419
  1,525           1,525   Alabama Wtr Pollutn Ctl Auth (AMBAC Insd)        5.500  08/15/13     1,610,964                1,610,964
  1,955           1,955   Alabama Wtr Pollutn Ctl Auth Revolving Fd Ln
                          Ser A (AMBAC Insd)                               6.750  08/15/17     2,130,735                2,130,735
 22,250          22,250   Jefferson Cnty, AL Swr Rev Cap Impt Ser A
                          (FGIC Insd)                                      5.375  02/01/36    21,950,960               21,950,960
  3,010           3,010   Mobile, AL Wtr & Swr Commrs Wts (FGIC Insd)      5.250  01/01/15     3,082,481                3,082,481
  3,200           3,200   Mobile, AL Wtr & Swr Commrs Wts (FGIC Insd)      5.250  01/01/16     3,254,752                3,254,752
  4,300           4,300   Mobile, AL Wtr & Swr Commrs Wts (FGIC Insd)      5.250  01/01/17     4,343,817                4,343,817
  4,615           4,615   Mobile, AL Wtr & Swr Commrs Wts (FGIC Insd)      5.250  01/01/18     4,633,829                4,633,829
  3,860           3,860   Mobile, AL Wtr & Swr Commrs Wts (FGIC Insd)      5.250  01/01/19     3,866,987                3,866,987
  1,000           1,000   Mobile, AL Wtr & Swr Commrs Wts (FGIC Insd)      5.250  01/01/20     1,001,050                1,001,050
  1,330           1,330   Mobile, AL Wts (AMBAC Insd)                      5.000  02/15/15     1,332,700                1,332,700
  3,995           3,995   Mobile, AL Wts Rfdg (AMBAC Insd) (a)             5.250  08/15/09     4,151,644                4,151,644
  5,500           5,500   Morgan Cnty Decatur, AL Hlthcare Auth Hosp
                          Rev Decatur Gen Hosp Rfdg (Connie Lee
                          Insd)                                            6.250  03/01/13     5,871,800                5,871,800
  2,400           2,400   Muscle Shoals, AL Util Brd Wtr & Swr Rev
                          (FSA Insd)                                       6.500  04/01/16     2,594,232                2,594,232
                                                                                            ---------------------------------------
                                                                                              76,566,075          -    76,566,075
                                                                                            ---------------------------------------
                          ALASKA 0.6%
  2,150           2,150   Alaska St Hsg Fin Corp Gen Mtg Ser A (MBIA
                          Insd)                                            6.000  06/01/49     2,191,065                2,191,065
  4,130           4,130   Anchorage, AK Ser A (FGIC Insd)                  5.500  06/01/17     4,257,163                4,257,163
  1,425           1,425   Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)          6.000  09/01/19     1,526,417                1,526,417
                                                                                            ---------------------------------------
                                                                                               7,974,645          -     7,974,645
                                                                                            ---------------------------------------
                          ARIZONA 1.5%
 11,000          11,000   Arizona St Ctfs Partn Ser B Rfdg (AMBAC Insd)    6.250  09/01/10    11,402,930               11,402,930
  1,995           1,995   Phoenix, AZ Civic Impt Corp Jr Lien Rfdg (FGIC
                          Insd)                                            5.250  07/01/18     2,057,763                2,057,763
  1,510           1,510   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
                          Oblig Irvington Proj Tucson Elec Pwr Co
                          Ser A Rfdg (FSA Insd)                            7.250  07/15/10     1,582,102                1,582,102
  1,875           1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale
                          Mem Hosp Ser A Rfdg (AMBAC Insd)                 6.000  09/01/12     2,021,944                2,021,944
  1,750           1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
                          Hosp Ser A Rfdg (AMBAC Insd)                     6.125  09/01/17     1,884,400                1,884,400
                                                                                            ---------------------------------------
                                                                                              18,949,139          -    18,949,139
                                                                                            ---------------------------------------
                          ARKANSAS 0.6%
  7,340           7,340   Little Rock, AR Sch Dist Ser B Rfdg (FSA Insd)   5.500  02/01/25     7,491,644          -     7,491,644
                                                                                            ---------------------------------------
                          CALIFORNIA 4.0%
  2,835           2,835   Bay Area Govt Assn CA Rev Tax Alloc CA Redev
                          Agy Pool Rev Ser A (FSA Insd)                    6.000  12/15/14     3,068,009                3,068,009
  5,000           5,000   Beverly Hills, CA Pub Fin Auth Lease Rev Ser A
                          (MBIA Insd)                                      5.650  06/01/15     5,195,400                5,195,400
  3,000           3,000   Chino, CA Ctfs Partn Redev Agy (MBIA Insd)       6.200  09/01/18     3,115,710                3,115,710
    425             425   Earlimart, CA Elem Sch Dist Ser 1 (AMBAC Insd)   6.700  08/01/21       507,662                  507,662
    265             265   Golden West Sch Fin Auth CA Rev Ser A Rfdg
                          (MBIA Insd)                                      5.750  08/01/19       288,010                  288,010
  6,500           6,500   Grossmont, CA Union High Sch Dist Ctfs Partn
                          Cap Apprec (MBIA Insd)                           *  11/15/21     1,738,360                1,738,360
  3,500           3,500   Los Angeles Cnty, CA Cap Asset Lease Corp
                          Leasehold Rev Rfdg (AMBAC Insd)                  6.000  12/01/16     3,637,795                3,637,795
 10,000          10,000   Los Angeles Cnty, CA Met Tran Auth Sales Tax
                          Rev Prop A Second Tier Sr Ser A Rfdg
                          (AMBAC Insd)                                     5.000  07/01/25     9,607,300                9,607,300
  5,420           5,420   Manteca, CA Redev Agy Tax Alloc Redev Proj No 1
                          Ser A Rfdg (MBIA Insd)                           6.700  10/01/21     5,636,529                5,636,529
 13,800          13,800   San Bernardino Cnty, CA Ctfs Partn Ser B (MBIA
                          Insd)                                            5.500  07/01/16    14,137,824               14,137,824
  2,000           2,000   William S Hart CA Jt Sch Fin Auth Spl Tax Rev
                          Cmnty Fac Rfdg (FSA Insd)                        6.500  09/01/14     2,231,320                2,231,320
                                                                                            ---------------------------------------
                                                                                              49,163,919          -    49,163,919
                                                                                            ---------------------------------------
                          COLORADO 2.2%
  3,000           3,000   Colorado Springs, CO Utils Rev Sys Sub Lien Ser
                          A Rfdg (AMBAC Insd) (a)                          5.375  11/15/17     3,063,690                3,063,690
  4,220           4,220   Colorado Springs, CO Utils Rev Sys Sub Lien Ser
                          A Rfdg (AMBAC Insd) (a)                          5.375  11/15/18     4,281,443                4,281,443
 12,100          12,100   Denver, CO City & Cnty Arpt Rev Ser A
                          (MBIA Insd)                                      5.700  11/15/25    12,400,080               12,400,080
  3,955           3,955   Denver, CO City & Cnty Ctfs Partn Ser B (AMBAC
                          Insd)                                            5.200  12/01/14     4,073,254                4,073,254
      5               5   Jefferson Cnty, CO Single Family Mtg Rev Ser A
                          Rfdg (MBIA Insd)                                 8.875  10/01/13         5,104                    5,104
  2,050           2,050   Thornton, CO Cap Apprec Wtr Rfdg (FGIC Insd)         *  12/01/11     1,280,942                1,280,942
  2,000           2,000   Westminster, CO Wtr & Wastewtr Util Enterprise
                          Rev (AMBAC Insd)                                 6.250  12/01/14     2,134,160                2,134,160
                                                                                            ---------------------------------------
                                                                                              27,238,673          -    27,238,673
                                                                                            ---------------------------------------

     VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND-VAN KAMPEN INSURED TAX
                                FREE INCOME FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)



 INSURED  FLORIDA
TAX FREE TAX FREE PROFORMA                                                                    INSURED     FLORIDA
  PAR      PAR      PAR                                                                      TAX FREE    TAX FREE      PROFORMA
 AMOUNT   AMOUNT  AMOUNT                                                                       MARKET     MARKET        MARKET
 (000)    (000)   (000)   DESCRIPTION                                     COUPON MATURITY      VALUE      VALUE          VALUE
                          FLORIDA 8.8%
          $ 135   $ 135   Brevard Cnty, FL Hsg Fin Auth Single Family Mtg
                          Rev (GNMA Collateralized)                        6.650% 09/01/21                $ 141,290     $ 141,290
            650     650   Brevard Cnty, FL Sales Tax Rev (Prerefunded @
                          12/01/04)  (MBIA Insd)                           5.750  12/01/13                  700,979       700,979
          1,000   1,000   Brevard Cnty, FL Sch Brd Ctf Part Ser A
                          (AMBAC Insd)                                     5.400  07/01/12                1,060,310     1,060,310
            500     500   Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp
                          Ser A Rfdg (FSA Insd)                            6.500  08/15/12                  518,125       518,125
            500     500   Dade Cnty, FL Aviation Rev Ser B  (MBIA Insd)    5.600  10/01/26                  507,860       507,860
          1,000   1,000   Dade Cnty, FL Ed Fac Auth Rev Exchanged From
                          Univ of Miami Ser B  (MBIA Insd)                 5.750  04/01/20                1,036,670     1,036,670
            500     500   Dade Cnty, FL Sch Brd Ctf Part Ser A
                          (Prerefunded @ 05/01/04)  (MBIA Insd)            6.000  05/01/14                  535,000       535,000
            500     500   Dade Cnty, FL Sch Dist (MBIA Insd)               5.000  02/15/13                  509,145       509,145
  1,275           1,275   Dade Cnty, FL Seaport Rev Ser E Rfdg
                          (MBIA Insd)                                      8.000  10/01/06     1,491,788                1,491,788
  1,375           1,375   Dade Cnty, FL Seaport Rev Ser E Rfdg
                          (MBIA Insd)                                      8.000  10/01/07     1,634,394                1,634,394
  2,095           2,095   Dade Cnty, FL Util Pub Impt Rfdg (FGIC Insd)    12.000  10/01/04     2,538,239                2,538,239
            750     750   Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd)      5.375  10/01/16                  771,442       771,442
            900     900   Daytona Beach, FL Wtr & Swr Rev (AMBAC Insd)     5.750  11/15/10                  937,008       937,008
          1,250   1,250   Escambia Cnty, FL Hlth Fac Auth Rev
                          (AMBAC Insd)                                     5.950  07/01/20                1,344,950     1,344,950
          1,000   1,000   Escambia Cnty, FL Util Auth Util Sys Rev (FGIC
                          Insd)                                            5.250  01/01/24                  995,420       995,420
          1,000   1,000   Florida Intergovnmtl Fin Ser C1  (AMBAC Insd)    5.125  02/01/31                  969,190       969,190
            575     575   Florida Muni Ln Council Rev Ser B (MBIA Insd)    5.750  11/01/14                  622,161       622,161
          1,200   1,200   Florida Ports Fin Comm Rev St Trans Tr Fd
                          Intermodal Pgm  (FGIC Insd)                      5.500  10/01/29                1,194,096     1,194,096
            500     500   Florida St Brd of Ed Cap Outlay Pub Ed Ser A
                          Rfdg (FGIC Insd)                                 4.500  06/01/23                  442,270       442,270
          2,185   2,185   Florida St Brd of Ed Cap Outlay Pub Ed Ser C
                          (FGIC Insd)                                      5.000  06/01/23                2,100,659     2,100,659
          2,000   2,000   Florida St Brd of Ed Cap Outlay Pub Ed Ser C
                          (FGIC Insd)                                      5.750  06/01/29                2,087,440     2,087,440
          1,250   1,250   Florida St Brd of Ed Lottery Rev Ser A
                          (FGIC Insd)                                      6.000  07/01/12                1,381,688     1,381,688
          1,000   1,000   Florida St Brd of Ed Lottery Rev Ser A
                          (FGIC Insd)                                      6.000  07/01/14                1,100,990     1,100,990
          2,750   2,750   Florida St Brd of Ed Lottery Rev Ser B
                          (FGIC Insd)                                      5.250  07/01/13                2,844,463     2,844,463
          1,385   1,385   Florida St Brd of Ed Rev FL St Univ Hsg Fac Ser
                          A  (MBIA Insd)                                   5.000  05/01/28                1,319,974     1,319,974
            750     750   Florida St Brd of Regt Hsg Rev  (MBIA Insd)      5.750  07/01/14                  809,775       809,775
          1,500   1,500   Florida St Brd of Regt Univ Sys Impt Rev
                          (AMBAC Insd)                                     4.500  07/01/23                1,326,090     1,326,090
          1,365   1,365   Florida St Correctional Privatization Commn Ctf
                          Part  (MBIA Insd)                                5.375  08/01/14                1,427,735     1,427,735
          1,000   1,000   Florida St Dept Envrnmtl Prot Presvtn Rev Ser A
                          (FGIC Insd)                                      5.250  07/01/05                1,056,080     1,056,080
          1,750   1,750   Florida St Div Bd Fin Dept Genl Svcs Rev Dept
                          Envrnmtl Prot Presvtn 2000 Ser A (AMBAC
                          Insd)                                            5.000  07/01/12                1,787,100     1,787,100
          1,500   1,500   Florida St Div Bd Fin Dept Genl Svcs Rev Dept
                          Envrnmtl Prot Presvtn 2000 Ser B (FSA Insd)      5.250  07/01/11                1,571,265     1,571,265
          1,000   1,000   Florida St Tpk Auth Tpk Rev Dept Trans Ser A
                          Rfdg (FGIC Insd)                                 5.500  07/01/05                1,063,720     1,063,720
            500     500   Gulf Breeze, FL Rev Loc Govt (FGIC Insd)         5.650  12/01/20                  520,485       520,485
  1,340           1,340   Gulf Breeze, FL Rev Venice Loc Govt Ln-E-Tender
                          (FGIC Insd)                                      5.150  12/01/20     1,347,893                1,347,893
          1,480   1,480   Hillsborough Cnty, FL Sch Brd  (AMBAC Insd)      5.375  10/01/16                1,531,208     1,531,208
          1,500   1,500   Hillsborough Cnty, FL Util Jr Lien Rfdg (AMBAC
                          Insd)                                            5.500  08/01/11                1,616,250     1,616,250
          1,000   1,000   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)   6.100  10/01/18                1,066,400     1,066,400
          1,500   1,500   Inland Prot Fin Corp FL Spl Oblig Rev (FSA Insd) 5.000  01/01/03                1,533,480     1,533,480
          1,000   1,000   Jacksonville, FL Elec Auth Rev Saint John's
                          Pwr-2 Ser 7 Rfdg (MBIA Insd)                     5.500  10/01/14                1,018,600     1,018,600
          1,000   1,000   Jacksonville, FL Wtr & Swr Rev Utd Wtr FL Proj
                          (AMBAC Insd)                                     6.350  08/01/25                1,078,340     1,078,340
  1,000           1,000   Key West, FL Util Brd Elec Rev Cap Apprec Ser D
                          (Escrowed to Maturity) (AMBAC Insd)                  *  10/01/13       569,970                  569,970
  6,000           6,000   Key West, FL Util Brd Elec Rev Rfdg
                          (AMBAC Insd)                                     6.000  10/01/12     6,717,660                6,717,660
            410     410   Lee Cnty, FL Hsg Fin Auth Single Family Mtg Rev
                          Multi-Cnty Pgm Ser A (GNMA Collateralized)       7.450  09/01/27                  452,357       452,357
          1,500   1,500   Lee Cnty, FL Trans Fac Ser A Rfdg (AMBAC Insd)   5.500  10/01/14                1,587,030     1,587,030
            775     775   Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
                          Collateralized)                                  6.875  11/01/26                  852,585       852,585
            835     835   Martin Cnty, FL Cons Util Sys Rev (Escrowed to
                          Maturity)  (FGIC Insd)                           5.750  10/01/08                  901,499       901,499
            545     545   Melbourne, FL Arpt Rev Rfdg (MBIA Insd)          6.250  10/01/18                  587,243       587,243
          1,000   1,000   Miami-Dade Cnty, FL Hlth Fac Miami Childrens
                          Hosp Ser A Rfdg  (AMBAC Insd)                    5.125  08/15/26                  970,150       970,150
          1,000   1,000   Miami-Dade Cnty, FL Sch Brd Ser A (MBIA Insd)    5.000  05/01/20                  973,830       973,830
          1,000   1,000   Miami-Dade Cnty, FL Sch Dist Rfdg  (FSA Insd)    5.375  08/01/13                1,060,110     1,060,110
            500     500   Miramar, FL Wastewtr Impt Assmt Rev
                          (Prerefunded @ 10/01/04)  (FGIC Insd)            6.750  10/01/25                  549,430       549,430
            120     120   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
                          Rev (GNMA Collateralized)                        6.550  10/01/21                  123,916       123,916
          1,000   1,000   Orange Cnty, FL Sch Brd Ctf Part Ser A
                          (AMBAC Insd)                                     5.250  08/01/14                1,042,050     1,042,050
          1,000   1,000   Palm Beach Cnty, FL Pub Impt Rev Convention Ctr
                          Proj (FGIC Insd)                                 5.125  11/01/30                  969,320       969,320
          1,000   1,000   Palm Beach Cnty, FL Sch Brd Ctf Ser A
                          (AMBAC Insd)                                     5.500  08/01/16                1,047,740     1,047,740
          1,000   1,000   Palm Beach Cnty, FL Sch Brd Ctf Ser A
                          (AMBAC Insd)                                     5.125  08/01/26                  974,150       974,150
            750     750   Palm Beach Cnty, FL Sch Brd Ctf Ser A
                          (Prerefunded @ 08/01/04) (AMBAC Insd)            6.375  08/01/15                  813,338       813,338
          1,000   1,000   Pembroke Pines, FL Charter Sch Ser A
                          (MBIA Insd)                                      5.000  07/01/26                  957,250       957,250
          1,000   1,000   Polk Cnty, FL Indl Dev Auth Solid Waste Disp
                          Fac Rev Tampa Elec Co Proj  (AMBAC Insd)         5.850  12/01/30                1,020,140     1,020,140
            750     750   Polk Cnty, FL Sch Brd Ctf Part Master Lease Ser
                          A (FSA Insd)                                     5.500  01/01/16                  783,038       783,038
          1,000   1,000   Port Saint Lucie, FL Spl Assmt Rev Util Svc
                          Area No 3 & 4A (MBIA Insd)                       5.000  10/01/18                  986,180       986,180
          1,000   1,000   Reedy Creek, FL Impt Dist FL Ser A Rfdg
                          (AMBAC Insd)                                     5.500  06/01/12                1,069,380     1,069,380
          1,000   1,000   Reedy Creek, FL Impt Dist FL Util Rev Ser 2
                          Rfdg (MBIA Insd)                                 5.500  10/01/13                1,058,800     1,058,800
          1,000   1,000   Saint Lucie Cnty, FL Sch Brd Ctf Ser A
                          (FSA Insd)                                       5.000  07/01/21                  969,260       969,260
  3,725           3,725   Santa Rosa Bay Brdg Auth FL Rev Cap Apprec
                          (MBIA Insd)                                          *  07/01/18     1,521,178                1,521,178
            750     750   Sarasota Cnty, FL Util Sys Rev (Prerefunded @
                          10/01/04) (FGIC Insd)                            6.500  10/01/14                  826,605       826,605
          1,515   1,515   Seminole Cnty, FL Sales Tax Rev (FGIC Insd)      5.375  10/01/16                1,571,661     1,571,661
            535     535   St Johns Cnty, FL Indl Dev Auth Professional
                          Golf Proj Rfdg (MBIA Insd)                       5.250  09/01/12                  565,110       565,110
    455             455   Sunrise, FL Spl Tax Dist No 1 Rfdg (FSA Insd)    4.875  10/01/18       441,441                  441,441
          4,000   4,000   Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)       5.200  10/01/22                4,024,240     4,024,240
          1,000   1,000   Tallahassee, FL Energy Sys Rev Ser A Rfdg
                          (FSA Insd)                                       4.750  10/01/26                  909,080       909,080
 10,000          10,000   Tallahassee, FL Hlth Fac Rev Tallahassee Mem
                          Regl Med Ser A Rfdg (MBIA Insd) (b)              6.625  12/01/13    11,015,000               11,015,000
          1,890   1,890   Tampa Bay, FL Sales Tax Rev Ser A  (AMBAC Insd)  5.375  10/01/17                1,946,606     1,946,606
          1,000   1,000   Tampa Bay, FL Wtr Util Sys Rev (Prerefunded @
                          10/01/11) (FGIC Insd)                            5.500  10/01/12                1,085,120     1,085,120
          1,250   1,250   Tampa Bay, FL Wtr Util Sys Rev Ser B
                          (FGIC Insd)                                      5.125  10/01/10                1,311,300     1,311,300
            550     550   Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC Insd) 4.750  10/01/27                  499,807       499,807
          1,920   1,920   Tampa-Hillsborough Cnty, FL Expwy Auth Rev
                          (FGIC Insd)                                      5.000  07/01/23                1,844,064     1,844,064
  1,000           1,000   Village Ctr Cmnty Dev Dist FL Rectl Rev Ser A
                          (MBIA Insd)                                      5.200  11/01/25       985,910                  985,910
  2,735   1,000   3,735   Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
                          Riddle Ser B Rfdg (AMBAC Insd)                   5.250  10/15/19     2,750,836  1,005,790     3,756,626
          1,000   1,000   Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
                          Riddle Ser B Rfdg (AMBAC Insd)                   5.250  10/15/22                  993,140       993,140
            500     500   Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac Mem
                          Hlth Rfdg & Impt (AMBAC Insd)                    5.750  11/15/13                  527,700       527,700
            340     340   West Palm Beach, FL                              5.250  03/01/17                  344,413       344,413
                                                                                            ---------------------------------------
                                                                                              31,014,309 77,731,090   108,745,399
                                                                                            ---------------------------------------
                          GEORGIA 3.0%
  3,000           3,000   Atlanta, GA Wtr & Wastewtr Rev Ser A (MBIA Insd) 5.000  11/01/39  2,783,610.00             2,783,610.00

     VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND-VAN KAMPEN INSURED TAX
                                FREE INCOME FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)



 INSURED  FLORIDA
TAX FREE TAX FREE PROFORMA                                                                    INSURED     FLORIDA
  PAR      PAR      PAR                                                                      TAX FREE    TAX FREE      PROFORMA
 AMOUNT   AMOUNT  AMOUNT                                                                       MARKET     MARKET        MARKET
 (000)    (000)   (000)   DESCRIPTION                                     COUPON MATURITY      VALUE      VALUE          VALUE
                          GEORGIA (Continued)
$ 1,405         $ 1,405   Clayton Cnty, GA Dev Auth Rev Tuff Archives
                          Proj Ser A (MBIA Insd)                           5.250% 07/01/21   $ 1,405,436              $ 1,405,436
  4,150           4,150   Georgia Muni Elec Auth Pwr Rev Cap Apprec Gen
                          Ser B (BIGI Insd)                                    *  01/01/08     3,210,066                3,210,066
 14,690          14,690   Georgia Muni Elec Auth Pwr Rev Ser Y
                          (AMBAC Insd)                                     6.400  01/01/13    16,785,235               16,785,235
  9,590           9,590   Georgia Muni Elec Auth Pwr Rev Ser Y
                          (MBIA Insd)                                      6.500  01/01/17    11,149,142               11,149,142
    860             860   Georgia Muni Elec Auth Pwr Rev Ser Y (Escrowed
                          to Maturity) (AMBAC Insd)                        6.400  01/01/13       992,904                  992,904
    410             410   Georgia Muni Elec Auth Pwr Rev Ser Y (Escrowed
                          to Maturity) (MBIA Insd)                         6.500  01/01/17       478,072                  478,072
                                                                                            ---------------------------------------
                                                                                              36,804,465          -    36,804,465
                                                                                            ---------------------------------------
                          HAWAII 1.1%
 12,785          12,785   Hawaii St Arpt Sys Rev Rfdg (MBIA Insd)          6.400  07/01/08    13,571,661          -    13,571,661
                                                                                            ---------------------------------------
                          ILLINOIS 17.3%
  2,215           2,215   Bolingbrook, IL Cap Apprec Ser C Rfdg
                          (MBIA Insd)                                          *  01/01/19       867,283                  867,283
  2,595           2,595   Bolingbrook, IL Cap Apprec Ser C Rfdg
                          (MBIA Insd)                                          *  01/01/20       954,181                  954,181
  1,695           1,695   Champaign Cnty, IL Cmnty Unit Sch Dist No 116
                          Urbana Ser C (FGIC Insd)                             *  01/01/15       838,059                  838,059
  2,845           2,845   Chicago, IL Brd of Ed Cap Apprec Sch Reform B 1
                          (FGIC Insd)                                          *  12/01/19     1,041,327                1,041,327
 10,000          10,000   Chicago, IL Brd of Ed Cap Apprec Sch Reform B 1
                          (FGIC Insd)                                          *  12/01/27     2,228,200                2,228,200
  6,225           6,225   Chicago, IL Brd of Ed Cap Apprec Sch Reform Ser
                          A (FGIC Insd)                                        *  12/01/15     2,987,938                2,987,938
  1,500           1,500   Chicago, IL Brd of Ed Cap Apprec Sch Reform Ser
                          A (FGIC Insd)                                        *  12/01/19       549,600                  549,600
  1,020           1,020   Chicago, IL Brd of Ed Cap Apprec Sch Reform Ser
                          A (FGIC Insd)                                        *  12/01/25       256,887                  256,887
  8,000           8,000   Chicago, IL Brd of Ed Cap Apprec Sch Reform Ser
                          A (FGIC Insd)                                        *  12/01/29     1,583,280                1,583,280
  3,250           3,250   Chicago, IL Brd of Ed Cap Apprec Sch Reform Ser
                          A (FGIC Insd)                                        *  12/01/30       603,265                  603,265
  5,000           5,000   Chicago, IL Cap Apprec City Colleges
                          (FGIC Insd)                                          *  01/01/27     1,199,450                1,199,450
  2,000           2,000   Chicago, IL Lakefront Millenium Pkg Fac (MBIA
                          Insd) (c)                                      0/5.700  01/01/25     1,619,860                1,619,860
  2,000           2,000   Chicago, IL Lakefront Millenium Pkg Fac (MBIA
                          Insd) (c)                                      0/5.750  01/01/29     1,608,240                1,608,240
  8,200           8,200   Chicago, IL Neighborhoods Alive 21 Pgm
                          (FGIC Insd)                                      5.000  01/01/41     7,477,990                7,477,990
  4,800           4,800   Chicago, IL O'Hare Intl Arpt 2nd Lien Passenger
                          Fac D (AMBAC Insd)                               5.000  01/01/26     4,492,512                4,492,512
  7,975           7,975   Chicago, IL Park Dist Ser B (FGIC Insd)          4.750  01/01/26     7,133,079                7,133,079
  2,500           2,500   Chicago, IL Park Dist Ser C (FGIC Insd)          5.500  01/01/19     2,546,075                2,546,075
  1,500           1,500   Chicago, IL Proj Rfdg (MBIA Insd)                5.500  01/01/15     1,558,995                1,558,995
 10,000          10,000   Chicago, IL Proj Ser A Rfdg (FGIC Insd)          5.375  01/01/34     9,746,500                9,746,500
  5,000           5,000   Chicago, IL Proj Ser A Rfdg (MBIA Insd)          5.500  01/01/38     4,964,700                4,964,700
  2,720           2,720   Chicago, IL Pub Bldg Comm Bldg Rev Chicago
                          Transit Auth (Prerefunded @ 01/01/05)
                          (AMBAC Insd)                                     6.600  01/01/15     2,943,040                2,943,040
  5,000           5,000   Chicago, IL Sales Tax Rev (FGIC Insd)            5.375  01/01/30     4,921,600                4,921,600
  3,270           3,270   Chicago, IL Wtr Rev Cap Apprec (FGIC Insd)           *  11/01/10     2,171,869                2,171,869
  2,300           2,300   Chicago, IL Wtr Rev Rfdg (FGIC Insd)             5.250  11/01/27     2,222,329                2,222,329
  9,800           9,800   Cook Cnty, IL Cap Impt Ser C (AMBAC Insd)        5.000  11/15/25     9,235,912                9,235,912
  4,210           4,210   Cook Cnty, IL Cmnty College Dist No 122 Cap
                          Apprec (FGIC Insd)                                   *  12/01/19     1,556,353                1,556,353
  5,550           5,550   Cook Cnty, IL Cmnty College Dist No 508 Chicago
                          Ctfs Partn (FGIC Insd)                           8.750  01/01/03     5,820,285                5,820,285
  8,460           8,460   Cook Cnty, IL Cmnty College Dist No 508 Chicago
                          Ctfs Partn (FGIC Insd)                           8.750  01/01/04     9,258,962                9,258,962
  2,460           2,460   Cook Cnty, IL Cmnty College Dist No 508 Chicago
                          Ctfs Partn (FGIC Insd)                           8.750  01/01/05     2,784,769                2,784,769
  3,500           3,500   Cook Cnty, IL Cmnty College Dist No 508 Chicago
                          Ctfs Partn (FGIC Insd)                           8.750  01/01/07     4,172,875                4,172,875
  1,445           1,445   Cook Cnty, IL Cmnty Cons Sch D (FSA Insd)        5.500  12/01/15     1,534,272                1,534,272
  1,580           1,580   Cook Cnty, IL Cmnty Cons Sch D (FSA Insd)        5.500  12/01/16     1,674,010                1,674,010
  2,055           2,055   Cook Cnty, IL Cmnty Cons Sch Dist No 015
                          Palatine Cap Apprec (FSA Insd)                       *  12/01/10     1,356,033                1,356,033
  1,505           1,505   Cook Cnty, IL Sch Dist No 100 Berwyn South
                          (FSA Insd)                                       8.200  12/01/14     1,966,794                1,966,794
  1,775           1,775   Cook Cnty, IL Sch Dist No 100 Berwyn South
                          (FSA Insd)                                       8.100  12/01/16     2,334,249                2,334,249
  2,605           2,605   Cook Cnty, IL Sch Dist No 122 Cap Apprec
                          (FGIC Insd)                                          *  12/01/17     1,099,388                1,099,388
  2,995           2,995   Cook Cnty, IL Sch Dist No 122 Cap Apprec
                          (FGIC Insd)                                          *  12/01/18     1,180,869                1,180,869
  4,050           4,050   Cook Cnty, IL Sch Dist No 122 Cap Apprec
                          (FGIC Insd)                                     *  12/01/20     1,405,026                1,405,026
  2,045           2,045   Grundy Kendall & Will Cntys (AMBAC Insd)         5.500  05/01/17     2,100,072                2,100,072
  1,860           1,860   Grundy Kendall & Will Cntys (AMBAC Insd)         5.500  05/01/20     1,889,816                1,889,816
  1,180           1,180   Grundy Kendall & Will Cntys (AMBAC Insd)         5.500  05/01/21     1,196,367                1,196,367
 10,000          10,000   Illinois Dev Fin Auth Pollutn Ctl Rev Comwlth
                          Edison Co Proj Ser D Rfdg (AMBAC Insd)           6.750  03/01/15    10,948,700               10,948,700
 35,000          35,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr
                          Co Proj Ser A First Mtg Rfdg (MBIA Insd)         7.400  12/01/24    39,387,600               39,387,600
  2,000           2,000   Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
                          Sch 205 (FSA Insd)                               6.650  02/01/11     2,292,280                2,292,280
  5,025           5,025   Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
                          Sch 205 Rfdg (FSA Insd)                          6.650  02/01/12     5,531,218                5,531,218
  2,000           2,000   Illinois Ed Fac Auth Rev DePaul Univ
                          (AMBAC Insd)                                     5.625  10/01/14     2,113,040                2,113,040
    649             649   Illinois Hlth Fac Auth Rev Cmnty Prov Pooled
                          Pgm Ser B (MBIA Insd)                            7.900  08/15/03       652,076                  652,076
  3,500           3,500   Illinois Muni Elec Agy Pwr Supply Sys Rev Rfdg
                          (FSA Insd)                                       5.000  02/01/21     3,353,455                3,353,455
  3,050           3,050   Illinois St (FGIC Insd)                          5.125  12/01/15     3,075,162                3,075,162
  3,400           3,400   Illinois St (FGIC Insd)                          5.125  12/01/17     3,392,860                3,392,860
  2,700           2,700   Lake Cnty, IL Cmnty Cons Sch Dist No 50
                          Woodland Cap Apprec Ser B (FGIC Insd)                *  12/01/13     1,494,639                1,494,639
  1,200           1,200   Lake Cnty, IL Cmnty Cons Sch Dist No
                          50 Woodland Cap Apprec Ser B (FGIC Insd)             *  12/01/14       623,712                  623,712
  2,500           2,500   Lake Cnty, IL Cmnty Cons Sch Dist No 50
                          Woodland Ser A (FGIC Insd)                       6.000  12/01/20     2,620,700                2,620,700
  3,940           3,940   Lake Cnty, IL Cmnty High Sch Dist No 117
                          Antioch Cap Apprec Ser B (FGIC Insd)                 *  12/01/10     2,606,507                2,606,507
  6,790           6,790   Lake Cnty, IL Cmnty Unit Sch Dist No 60
                          Waukegan Cap Apprec Ser A (FSA Insd)                 *  12/01/17     2,839,035                2,839,035
  3,175           3,175   Lake Cnty, IL Cmnty Unit Sch Dist No 95 Lake
                          Zurich Cap Apprec (FGIC Insd)                        *  12/01/15     1,540,288                1,540,288
  3,000           3,000   McHenry & Kane Cnty, IL Cmnty Cons Sch Dist
                          No 158 Cap Apprec (FGIC Insd)                        *  01/01/17     1,337,340                1,337,340
  4,000           4,000   McHenry & Kane Cnty, IL Cmnty Cons Sch Dist
                          No 158 Cap Apprec (FGIC Insd)                        *  01/01/18     1,670,120                1,670,120
  1,735           1,735   McHenry Cnty, IL Cmnty High Sch Dist No 154 Cap
                          Apprec (FGIC Insd)                                   *  01/01/15       874,787                  874,787
  2,080           2,080   McHenry Cnty, IL Cmnty High Sch Dist No 154 Cap
                          Apprec (FGIC Insd)                                   *  01/01/16       979,930                  979,930
  1,000           1,000   McHenry Cnty, IL Consv Dist Ser A (FGIC Insd)    5.500  02/01/16     1,032,060                1,032,060
  1,330           1,330   McHenry Cnty, IL Consv Dist Ser A (FGIC Insd)    5.500  02/01/17     1,365,006                1,365,006
  1,000           1,000   Northern IL Univ Rev Aux Fac Sys (FGIC Insd)     5.000  04/01/29       933,410                  933,410
  2,000           2,000   Southern IL Univ Rev Cap Apprec Hsg & Aux Ser A
                          (MBIA Insd)                                          *  04/01/20       725,620                  725,620
  2,500           2,500   Southern IL Univ Rev Cap Apprec Hsg & Aux Ser A
                          (MBIA Insd)                                          *  04/01/23       753,650                  753,650
  2,000           2,000   Southern IL Univ Rev Cap Apprec Hsg & Aux Ser A
                          (MBIA Insd)                                          *  04/01/26       504,500                  504,500
     75              75   University of IL Ctfs Partn UI Integrate Proj
                          (AMBAC Insd)                                     4.375  10/01/11        73,401                   73,401
  3,900           3,900   Will & Kendall Cntys, IL Cmnty (FSA Insd)        5.000  01/01/16     3,844,425                3,844,425
  1,495           1,495   Will Cnty, IL Sch Dist No 017 (AMBAC Insd)       5.000  12/01/16     1,472,754                1,472,754
                                                                                            ---------------------------------------
                                                                                             215,120,586          -   215,120,586
                                                                                            ---------------------------------------
                          INDIANA 3.2%
  1,785           1,785   Center Grove, IN 2000 Bldg First Mtg
                          (AMBAC Insd)                                     5.500  07/15/17     1,833,873                1,833,873
  1,885           1,885   Center Grove, IN 2000 Bldg First Mtg
                          (AMBAC Insd)                                     5.500  07/15/18     1,926,809                1,926,809
  2,550           2,550   East Chicago, IN Multi Sch Bldg Corp First Mtg
                          Rfdg (AMBAC Insd)                                5.500  07/15/14     2,644,324                2,644,324
  2,500           2,500   Evansville Vanderburgh, IN Pub Lease Corp First
                          Mtg (MBIA Insd)                                  5.750  07/15/18     2,599,425                2,599,425
  1,855           1,855   Hamilton Southeastern, IN Cons First Mtg
                          (FSA Insd)                                       5.500  07/15/16     1,915,492                1,915,492
  1,075           1,075   Hamilton Southeastern, IN Cons First Mtg
                          (FSA Insd)                                       5.500  01/15/19     1,094,081                1,094,081

     VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND-VAN KAMPEN INSURED TAX
                                FREE INCOME FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)


 INSURED  FLORIDA
TAX FREE TAX FREE PROFORMA                                                                    INSURED     FLORIDA
  PAR      PAR      PAR                                                                      TAX FREE    TAX FREE      PROFORMA
 AMOUNT   AMOUNT  AMOUNT                                                                       MARKET     MARKET        MARKET
 (000)    (000)   (000)   DESCRIPTION                                     COUPON MATURITY      VALUE      VALUE          VALUE
                          INDIANA (Continued)
$ 1,775         $ 1,775   Indiana Bd Bk Spl Pgm Ser A (Escrowed to
                          Maturity) (AMBAC Insd)                           9.750% 08/01/09    $2,149,827               $2,149,827
  5,000           5,000   Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosp
                          Proj Rfdg & Impt (MBIA Insd)                     6.400  05/01/12     5,117,400                5,117,400
  3,835           3,835   Indiana Tran Fin Auth Hwy Rev Ser A (MBIA Insd)  5.250  12/01/13     3,968,381                3,968,381
  2,750           2,750   Jay Sch Bldg Corp IN First Mtg (FGIC Insd)       5.000  01/15/26     2,598,117                2,598,117
  2,335           2,335   Lake Cnty, IN Bldg Corp First Mtg (MBIA Insd)    5.750  08/01/11     2,513,254                2,513,254
  1,605           1,605   Mount Vernon of Hancock Cnty First Mtg Ser B
                          (AMBAC Insd)                                     5.500  07/15/16     1,657,339                1,657,339
  1,695           1,695   Mount Vernon of Hancock Cnty First Mtg Ser B
                          (AMBAC Insd)                                     5.500  07/15/17     1,740,138                1,740,138
  4,000           4,000   New Albany Floyd Cnty, IN Sch First Mtg
                          (FGIC Insd) (a)                                  5.750  07/15/20     4,181,480                4,181,480
  3,500           3,500   New Albany Floyd Cnty, IN Sch First Mtg
                          (FGIC Insd) (a)                                  5.125  01/15/27     3,352,440                3,352,440
    200             200   St. Joseph Cnty, IN Redev Dist (FGIC Insd)       5.000  01/15/16       196,950                  196,950
                                                                                            ---------------------------------------
                                                                                              39,489,330          -    39,489,330
                                                                                            ---------------------------------------
                          IOWA 0.2%
  2,375           2,375   Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
                          Proj (FSA Insd)                                  5.750  07/01/17     2,450,739          -     2,450,739
                                                                                            ---------------------------------------
                          KANSAS 1.6%
 18,750          18,750   Burlington, KS Pollutn Ctl Rev KS Gas & Elec
                          Co Proj Rfdg (MBIA Insd) (b)                     7.000  06/01/31    19,319,062          -    19,319,062
                                                                                            ---------------------------------------
                          KENTUCKY 0.1%
  1,635           1,635   Boone-Florence Wtr Commn KY (FGIC Insd)          5.000  12/01/15     1,639,905          -     1,639,905
                                                                                            ---------------------------------------

                          LOUISIANA 0.9%
  4,065           4,065   Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
                          Lake Charles Mem Hosp Proj Ser A
                          (Connie Lee Insd)                                6.375  12/01/12     4,632,921                4,632,921
  5,530           5,530   Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
                          Lake Charles Mem Hosp Proj Ser A (Connie
                          Lee Insd)                                        6.500  12/01/18     6,368,293                6,368,293
  4,080           4,080   New Orleans, LA Home Mtg Auth Single Family Mtg
                          Rev 1985 Ser A (MBIA Insd)                           *  09/15/16       868,306                  868,306
                                                                                            ---------------------------------------
                                                                                              11,869,520          -    11,869,520
                                                                                            ---------------------------------------
                          MASSACHUSETTS 1.7%
  4,405           4,405   Massachusetts Muni Whsl Elec Co Nuclear Mix 1-A
                          (MBIA Insd)                                      5.250  07/01/13     4,556,620                4,556,620
  2,500           2,500   Massachusetts Muni Whsl Elec Co Proj No 6-A
                          (MBIA Insd)                                      5.250  07/01/16     2,525,400                2,525,400
 10,000          10,000   Massachusetts St Cons Ln Ser B (FSA Insd)        5.500  03/01/19    10,312,000               10,312,000
  2,000           2,000   Massachusetts St Cons Ln Ser D (MBIA Insd)       5.250  11/01/19     2,012,640                2,012,640
  1,700           1,700   Massachusetts St Hlth & Ed Fac Auth Rev Mt
                          Auburn Hosp Ser  B1 (MBIA Insd)                  6.250  08/15/14     1,833,246                1,833,246
                                                                                            ---------------------------------------
                                                                                              21,239,906          -    21,239,906
                                                                                            ---------------------------------------
                          MICHIGAN 1.3%
  2,465           2,465   Chippewa Valley, MI Sch Rfdg (AMBAC Insd)        4.750  05/01/23     2,249,830                2,249,830
  3,385           3,385   Detroit, MI Wtr Supply Sys Rev Sr Lien Ser A
                          (FGIC Insd)                                      5.500  07/01/24     3,425,078                3,425,078
  3,000           3,000   Hazel Park, MI Bldg Auth Ice Arena (AMBAC Insd)  4.700  04/01/24     2,705,400                2,705,400
  1,400           1,400   Huron, MI Sch Dist (FSA Insd)                    5.250  05/01/21     1,399,090                1,399,090
  1,150           1,150   Kalamazoo, MI City Sch Dist Bldg & Site
                          (FSA Insd)                                       5.250  05/01/16     1,170,320                1,170,320
  1,175           1,175   Kalamazoo, MI City Sch Dist Bldg & Site
                          (FSA Insd)                                       5.250  05/01/17     1,188,066                1,188,066
  2,000           2,000   Michigan St Hsg Dev Auth Rental Hsg Rev Ser B
                          (AMBAC Insd)                                     4.850  04/01/04     2,048,500                2,048,500
  2,500           2,500   Michigan St Strategic Fd Ltd Oblig Rev Detroit
                          Ed-Cc-Conv Rfdg (AMBAC Insd)                     4.850  09/01/30     2,514,000                2,514,000
                                                                                            ---------------------------------------
                                                                                              16,700,284          -    16,700,284
                                                                                            ---------------------------------------
                          MINNESOTA 0.1%
  1,000           1,000   Brainerd, MN Rev Evangelical Lutheran Ser B
                          Rfdg (FSA Insd)                                  6.650  03/01/17     1,022,760          -     1,022,760
                                                                                            ---------------------------------------

     VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND-VAN KAMPEN INSURED TAX
                                FREE INCOME FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)



 INSURED  FLORIDA
TAX FREE TAX FREE PROFORMA                                                                    INSURED     FLORIDA
  PAR      PAR      PAR                                                                      TAX FREE    TAX FREE      PROFORMA
 AMOUNT   AMOUNT  AMOUNT                                                                       MARKET     MARKET        MARKET
 (000)    (000)   (000)   DESCRIPTION                                     COUPON MATURITY      VALUE      VALUE          VALUE
                          MISSISSIPPI 0.6%
$ 1,450         $ 1,450   Harrison Cnty, MS Wastewtr Mgmt & Solid
                          Wastewtr Treatment Fac Ser A Rfdg
                          (FGIC Insd)                                      5.500% 02/01/08    $1,541,640               $1,541,640
  2,595           2,595   Harrison Cnty, MS Wastewtr Mgmt & Solid
                          Wastewtr Treatment Fac Ser A Rfdg
                          (FGIC Insd)                                      5.500  02/01/09     2,761,106                2,761,106
  1,600           1,600   Harrison Cnty, MS Wastewtr Mgmt & Solid
                          Wastewtr Treatment Fac Ser A Rfdg
                          (FGIC Insd)                                      5.500  02/01/10     1,701,920                1,701,920
  1,000           1,000   Harrison Cnty, MS Wastewtr Mgmt Dist Rev
                          Wastewtr Treatment Fac Ser A Rfdg
                          (FGIC Insd)                                      8.500  02/01/13     1,307,320                1,307,320
                                                                                            ---------------------------------------
                                                                                               7,311,986          -     7,311,986
                                                                                            ---------------------------------------

                          MISSOURI 1.3%
  1,000           1,000   Cass Cnty, MO Ctfs Partn (FGIC Insd)             5.000  04/01/18       981,100                  981,100
  1,170           1,170   Mehlville, MO Sch Dist No R-9 Ctfs Partn Ser A
                          (FSA Insd)                                       5.500  03/01/16     1,223,223                1,223,223
  1,225           1,225   Mehlville, MO Sch Dist No R-9 Ctfs Partn Ser A
                          (FSA Insd)                                       5.500  03/01/17     1,272,640                1,272,640
  4,585           4,585   Missouri St Hlth & Ed Fac Auth (MBIA Insd)       6.250  06/01/16     4,701,688                4,701,688
  5,350           5,350   O'Fallon, MO Ctfs Partn Cop's (MBIA Insd)        4.750  11/01/22     4,908,892                4,908,892
  3,700           3,700   St. Louis, MO Muni Fin Corp Lease Rev City
                          Justice Ctr Ser A Rfdg (AMBAC Insd)              4.750  02/15/17     3,541,714                3,541,714
                                                                                            ---------------------------------------
                                                                                              16,629,257          -    16,629,257
                                                                                            ---------------------------------------
                          NEBRASKA 0.7%
  2,170           2,170   Omaha, NE Arpt Auth Arpt Rev Facs Rfdg
                          (FSA Insd)                                       5.500  01/01/11     2,278,196                2,278,196
  2,235           2,235   Omaha, NE Arpt Auth Arpt Rev Facs Rfdg
                          (FSA Insd)                                       5.500  01/01/12     2,331,820                2,331,820
  2,300           2,300   Omaha, NE Arpt Auth Arpt Rev Facs Rfdg
                          (FSA Insd)                                       5.500  01/01/13     2,387,998                2,387,998
  1,925           1,925   Omaha, NE Arpt Auth Arpt Rev Facs Rfdg
                          (FSA Insd)                                       5.500  01/01/14     1,986,234                1,986,234
                                                                                            ---------------------------------------
                                                                                               8,984,248          -     8,984,248
                                                                                            ---------------------------------------
                          NEVADA 1.4%
  2,000           2,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser
                          C Rfdg (AMBAC Insd)                              7.200  10/01/22     2,083,140                2,083,140
 10,000          10,000   Director St, NV Dept Business & Ind Las Vegas
                          Monorail Proj First Tier (AMBAC Insd)            5.625  01/01/32    10,133,900               10,133,900
  1,035           1,035   Washoe Cnty, NV Ctfs Partn Pub Safety Training
                          Fac Proj (AMBAC Insd)                            4.700  09/01/07     1,059,240                1,059,240
  1,000           1,000   Washoe Cnty, NV Ctfs Partn Pub Safety Training
                          Fac Proj (AMBAC Insd)                            4.750  09/01/08     1,021,290                1,021,290
  2,000           2,000   Washoe Cnty, NV Ctfs Partn Pub Safety Training
                          Fac Proj (AMBAC Insd)                            4.800  09/01/09     2,034,800                2,034,800
  1,530           1,530   Washoe Cnty, NV Ctfs Partn Pub Safety Training
                          Fac Proj (AMBAC Insd)                            4.875  09/01/10     1,553,975                1,553,975
                                                                                            ---------------------------------------
                                                                                              17,886,345          -    17,886,345
                                                                                            ---------------------------------------
                          NEW HAMPSHIRE 0.2%
  2,500           2,500   New Hampshire St Tpk Sys Rev Ser C Rfdg
                          (Inverse Fltg) (FGIC Insd)                      11.984  11/01/17     3,043,750          -     3,043,750
                                                                                            ---------------------------------------
                          NEW JERSEY 4.0%
  3,625           3,625   Morristown, NJ Rfdg (FSA Insd)                   6.400  08/01/14     3,966,729                3,966,729
 10,000          10,000   New Jersey St Tpk Auth Tpk Rev Ser A
                          (MBIA Insd)                                      6.000  01/01/12    11,110,700               11,110,700
 12,400          12,400   New Jersey St Trans Corp Ctfs Fed Tran Admin
                          Grants Ser A (AMBAC Insd)                        5.875  09/15/12    13,450,156               13,450,156
  6,040           6,040   New Jersey St Trans Tr Fd Trans Sys Ser A
                          (FSA Insd)                                       5.500  06/15/12     6,491,369                6,491,369
  1,425           1,425   New Jersey St Trans Tr Fd Trans Sys Ser B
                          (AMBAC Insd)                                     5.000  06/15/13     1,459,114                1,459,114
  4,000           4,000   New Jersey St Trans Tr Fd Trans Sys Ser B
                          (MBIA Insd)                                      6.000  12/15/17     4,403,120                4,403,120
  8,715           8,715   New Jersey St Trans Tr Fd Trans Sys Ser C
                          (FSA Insd)                                       5.500  12/15/11     9,454,816                9,454,816
                                                                                            ---------------------------------------
                                                                                              50,336,004          -    50,336,004
                                                                                            ---------------------------------------
                          NEW YORK 2.4%
  3,095           3,095   Long Island Pwr Auth, NY Elec Sys Rev Gen Ser
                          A (FSA Insd)                                     5.125  12/01/16     3,119,451                3,119,451
  4,350           4,350   New York City Indl Dev Agy Civic Fac Rev USTA
                          Natl Tennis Cent Proj (FSA Insd)                 6.375  11/15/14     4,755,899                4,755,899
 15,000          15,000   New York City Muni Wtr Fin Auth Ser B
                          (MBIA Insd)                                      5.500  06/15/27    15,207,300               15,207,300
     15              15   New York St Med Care Fac Fin Agy Rev
                          (Prerefunded @ 08/15/04) (FSA Insd)              6.500  08/15/15        16,561                   16,561
  3,040           3,040   New York St Twy Auth Hwy & Brdg Tr Fd Ser A
                          (AMBAC Insd)                                     5.250  04/01/13     3,134,270                3,134,270
  3,275           3,275   Triborough Brdg & Tunl Auth NY Spl Oblig Ser A
                          Rfdg (MBIA Insd)                                 5.125  01/01/16     3,334,900                3,334,900
                                                                                            ---------------------------------------
                                                                                              29,568,381          -    29,568,381
                                                                                            ---------------------------------------
                          NORTH CAROLINA 0.1%
  1,250           1,250   Franklin Cnty, NC Ctfs Partn Jail & Sch Proj
                          (Prerefunded @ 06/01/04) (FGIC Insd)             6.625  06/01/14     1,368,588          -     1,368,588
                                                                                            ---------------------------------------
                          NORTH DAKOTA 0.9%
  5,000           5,000   Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly
                          Station Rfdg (AMBAC Insd)                        7.200  06/30/13     5,976,750                5,976,750
  5,000           5,000   Oliver Cnty, ND Pollutn Ctl Rev Square Butte
                          Elec Co-op Ser A Rfdg (AMBAC Insd)               5.300  01/01/27     4,921,650                4,921,650
                                                                                            ---------------------------------------
                                                                                              10,898,400          -    10,898,400
                                                                                            ---------------------------------------
                          OHIO 0.2%
  1,500           1,500   Hamilton Cnty, OH Swr Sys Rev Ser A Impt & Rfdg
                          (MBIA Insd)                                      5.250  12/01/18     1,511,775                1,511,775
  2,000           2,000   Pickerington, OH Loc Sch Dist Cap Apprec Sch
                          Fac Contr (FGIC Insd)                                *  12/01/13     1,101,600                1,101,600
                                                                                            ---------------------------------------
                                                                                               2,613,375          -     2,613,375
                                                                                            ---------------------------------------
                          OKLAHOMA 2.3%
  1,355           1,355   Jenks, OK Aquarium Auth Rev First Mtg
                          (MBIA Insd)                                      6.000% 07/01/20     1,447,533                1,447,533
 11,000          11,000   McAlester, OK Pub Wks Auth Util Sys Rev
                          (FSA Insd)                                           *  02/01/30     2,138,400                2,138,400
  2,100           2,100   Midwest City, OK Muni Auth (FSA Insd)            5.150  06/01/15     2,123,877                2,123,877
  5,660           5,660   Mustang, OK Impt Auth Util Rev (FSA Insd)        5.800  10/01/30     5,937,736                5,937,736
  2,020           2,020   Oklahoma City, OK Arpt Trust Jr Lien 27th Ser A
                          (FSA Insd)                                       5.000  07/01/17     1,966,228                1,966,228
  4,000           4,000   Sapulpa, OK Muni Auth Cap Impt Rev Rfdg
                          (FSA Insd)                                       5.750  07/01/30     4,158,320                4,158,320
  2,000           2,000   Tulsa, OK Cmnty College Rev (AMBAC Insd)         5.500  07/01/22     2,042,400                2,042,400
  8,260           8,260   Tulsa, OK Tulsa Indl Auth Rev Univ Of Tulsa Ser
                          A (MBIA Insd)                                    5.375  10/01/31     8,223,573                8,223,573
                                                                                            ---------------------------------------
                                                                                              28,038,067          -    28,038,067
                                                                                            ---------------------------------------

     VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND-VAN KAMPEN INSURED TAX
                                FREE INCOME FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)


 INSURED  FLORIDA
TAX FREE TAX FREE PROFORMA                                                                    INSURED     FLORIDA
  PAR      PAR      PAR                                                                      TAX FREE    TAX FREE      PROFORMA
 AMOUNT   AMOUNT  AMOUNT                                                                       MARKET     MARKET        MARKET
 (000)    (000)   (000)   DESCRIPTION                                     COUPON MATURITY      VALUE      VALUE          VALUE
                          OREGON 2.4%
$ 1,000         $ 1,000   Jackson Cnty, OR Sch Dist No 0 (FSA Insd)        5.500% 06/15/16   $ 1,045,870              $ 1,045,870
  4,815           4,815   Oregon St Dept Admin Ser B (FSA Insd)            5.250  04/01/15     4,936,723                4,936,723
  5,070           5,070   Oregon St Dept Admin Ser B Rfdg (MBIA Insd)      5.250  05/01/12     5,314,678                5,314,678
  4,835           4,835   Oregon St Dept Admin Ser B Rfdg (MBIA Insd)      5.250  05/01/17     4,885,719                4,885,719
 10,835          10,835   Oregon St Dept Admin Ser C Rfdg (MBIA Insd)      5.250  11/01/16    11,025,588               11,025,588
  1,650           1,650   Portland, OR Arpt Rev Ser 15 Intl Arpt Ser A
                          Rfdg (FGIC Insd)                                 5.000  07/01/13     1,669,025                1,669,025
  1,215           1,215   Portland, OR Arpt Rev Ser 15 Intl Arpt Ser A
                          Rfdg (FGIC Insd)                                 5.000  07/01/14     1,218,293                1,218,293
                                                                                            ---------------------------------------
                                                                                              30,095,896          -    30,095,896
                                                                                            ---------------------------------------
                          PENNSYLVANIA 3.2%
  5,000           5,000   Allegheny Cnty, PA Hosp Dev Auth Rev Insd Hlth
                          Sys Ser A (MBIA Insd)                            6.500  11/15/30     5,391,750                5,391,750
  4,875           4,875   Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
                          Mercy Hlth Sys Inc (Escrowed to Maturity)
                          (AMBAC Insd)                                     5.625  08/15/26     4,995,266                4,995,266
 10,000          10,000   Allegheny Cnty, PA San Auth Swr Rfdg
                          (MBIA Insd)                                      5.375  12/01/17    10,270,000               10,270,000
  1,000           1,000   Lehigh Cnty, PA Gen Purp Auth Rev Hosp Lehigh
                          Vy Hosp Ser A (AMBAC Insd)                       6.400  11/01/21     1,038,550                1,038,550
  6,000           6,000   Lycoming Cnty, PA Auth College Rev PA College
                          of Technology (AMBAC Insd)                       5.350  07/01/26     5,987,340                5,987,340
  1,375           1,375   Pennsylvania St Higher Ed Fac Auth Rev St Sys
                          Higher Ed Ser P (AMBAC Insd)                     5.000  12/15/16     1,368,524                1,368,524
  1,520           1,520   Philadelphia, PA Gas Wks Rev 14th Ser
                          (FSA Insd)                                       6.375  07/01/14     1,611,063                1,611,063
    730             730   Philadelphia, PA Gas Wks Rev 14th Ser
                          (Prerefunded @ 07/01/03) (FSA Insd)              6.375  07/01/14       779,750                  779,750
  2,000           2,000   Philadelphia, PA Sch Dist Ser A (FSA Insd)       5.500  02/01/26     2,012,680                2,012,680
  5,985           5,985   Philadelphia, PA Wtr & Wastewtr Rev (FSA Insd)   5.000  06/15/16     5,927,544                5,927,544
                                                                                            ---------------------------------------
                                                                                              39,382,467          -    39,382,467
                                                                                            ---------------------------------------

                          SOUTH CAROLINA 0.8%
  9,665           9,665   South Carolina St Pub Svc Auth Ser B (FSA Insd)  5.375  01/01/18     9,840,516          -     9,840,516
                                                                                            ---------------------------------------
                          SOUTH DAKOTA 2.2%
  1,585           1,585   Rapid City, SD Sales Tax Rev Rfdg (AMBAC Insd)   5.500  06/01/12     1,682,763                1,682,763
 12,000          12,000   Sioux Falls, SD Sales Tax Rev (Prerefunded @
                          11/15/03) (AMBAC Insd)                           5.450  11/15/14    12,754,320               12,754,320
  1,000           1,000   Sioux Falls, SD Sales Tax Rev Ser B Rfdg
                          (AMBAC Insd)                                     5.500  11/15/12     1,065,420                1,065,420
  1,000           1,000   Sioux Falls, SD Sales Tax Rev Ser B Rfdg
                          (AMBAC Insd)                                     5.500  11/15/14     1,054,480                1,054,480
  5,205           5,205   South Dakota St Lease Rev Trust Ctfs Ser A
                          (FSA Insd)                                       6.625  09/01/12     6,053,467                6,053,467
  4,000           4,000   South Dakota St Lease Rev Trust Ctfs Ser A
                          (FSA Insd)                                       6.700  09/01/17     4,724,400                4,724,400
                                                                                            ---------------------------------------
                                                                                              27,334,850          -    27,334,850
                                                                                            ---------------------------------------
                          TENNESSEE 0.5%
  1,000           1,000   Putnam Cnty, TN Rfdg (FGIC Insd)                 5.250  04/01/18     1,027,870                1,027,870
  5,500           5,500   Tennergy Corp, TN Gas Rev  (MBIA Insd)           4.125  06/01/09     5,382,685                5,382,685
                                                                                            ---------------------------------------
                                                                                               6,410,555          -     6,410,555
                                                                                            ---------------------------------------
                          TEXAS 8.9%
  2,060           2,060   Alamo, TX Cmnty College Dist Combined Fee Rfdg
                          (FSA Insd)                                       5.000  11/01/22     1,949,193                1,949,193
 13,645          13,645   Austin, TX Util Sys Rev Rfdg (FSA Insd)          5.000  11/15/11    13,881,877               13,881,877
 12,500          12,500   Austin, TX Util Sys Rev Ser A Rfdg (MBIA Insd)       *  11/15/10     8,279,875                8,279,875
  5,000           5,000   Brazos River Auth, TX Rev Houston Ind Inc Proj
                          Ser C (AMBAC Insd)                               5.125  05/01/19     4,866,550                4,866,550
 15,400          15,400   Dallas Cnty, TX Util & Reclamation Dist Ser B
                          Rfdg (AMBAC Insd)                                5.875  02/15/29    15,841,518               15,841,518
  5,000           5,000   El Paso, TX Ctfs Oblig (FSA Insd)                5.750  08/15/25     5,107,300                5,107,300
  1,135           1,135   Galveston, TX Rfdg (AMBAC Insd)                  5.250  05/01/23     1,112,958                1,112,958
  3,000           3,000   Harris Cnty, TX Toll Rd Sr Lien Rfdg
                          (FGIC Insd)                                      5.000  08/15/16     2,950,020                2,950,020
  4,915           4,915   Harris Cnty, TX Toll Rd Sr Lien Rfdg
                          (MBIA Insd)                                      5.125  08/15/17     4,894,554                4,894,554
  1,000           1,000   Harris Cnty-Houston, TX Sports Sr Lien Ser A
                          Rfdg (MBIA Insd)                                 5.250  11/15/26       967,080                  967,080
  2,000           2,000   Houston, TX Pub Impt Ser B Rfdg (FSA Insd)       5.500  03/01/18     2,045,900                2,045,900
 12,400          12,400   Houston, TX Wtr & Swr Sys Rev Cap Apprec Ser A
                          Rfdg (FSA Insd)                                      *  12/01/20     4,291,640                4,291,640
  3,500           3,500   Houston, TX Wtr & Swr Sys Rev Jr Lien Ser A
                          Rfdg (FSA Insd)                                  5.500  12/01/17     3,593,485                3,593,485
  1,790           1,790   Laredo, TX Cmnty College Dist Combined Fee Rev
                          Bldg Rfdg (AMBAC Insd)                           5.300  08/01/26     1,743,317                1,743,317
  1,000           1,000   Montgomery Cnty, TX Cap Apprec Rfdg (MBIA Insd)      *  03/01/16       462,180                  462,180
  1,305           1,305   Montgomery Cnty, TX Cap Apprec Rfdg (MBIA Insd)      *  03/01/17       563,225                  563,225
  1,000           1,000   San Antonio, TX Indpt Sch Dist Pub Fac Corp
                          Lease Rev (AMBAC Insd)                           5.850  10/15/10     1,064,840                1,064,840
  1,750           1,750   Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev
                          Ser B (Escrowed to Maturity) (FGIC Insd)         5.000  09/01/15     1,792,823                1,792,823
  3,265           3,265   Texas St Tpk Auth Dallas Northtwy Rev George
                          Bush Tpk (MBIA Insd)                             5.000  01/01/16     3,212,140                3,212,140
 32,855          32,855   Texas St Tpk Auth Dallas Northtwy Rev George
                          Bush Tpk (FGIC Insd)                             5.250  01/01/23    32,221,227               32,221,227
                                                                                            ---------------------------------------
                                                                                             110,841,702          -   110,841,702
                                                                                            ---------------------------------------
                          UTAH 0.8%
    710             710   Provo, UT Elec Rev 1984 Ser A Rfdg (Escrowed to
                          Maturity) (AMBAC Insd)                          10.375  09/15/15       976,499                  976,499
  6,835           6,835   Utah St Muni Fin Co-op Loc Govt Rev Pool Cap
                          Salt Lake (FSA Insd)                                 *  03/01/09     4,954,760                4,954,760
  4,440           4,440   West Vy City, UT Muni Bldg Lease Rev Ser A Rfdg
                          (AMBAC Insd)                                     4.750  04/15/19     4,160,902                4,160,902
                                                                                            ---------------------------------------
                                                                                              10,092,161          -    10,092,161
                                                                                            ---------------------------------------

                          VIRGINIA 0.5%
  4,000           4,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd)           6.800  03/01/14     4,338,360                4,338,360
  2,400           2,400   Virginia St Hsg Dev Auth Comwlth Mtg Ser J
                          Subser J-1 (MBIA Insd)                           5.200  07/01/19     2,393,040                2,393,040
                                                                                            ---------------------------------------
                                                                                               6,731,400          -     6,731,400
                                                                                            ---------------------------------------
                          WASHINGTON 5.8%
  1,930           1,930   Clark Cnty, WA Pub Util Dist No 001 Elec Rev
                          Rfdg (AMBAC Insd)                                5.500  01/01/12     2,044,160                2,044,160
  2,990           2,990   Clark Cnty, WA Pub Util Dist No 001 Wtr Rev
                          (FSA Insd)                                       5.125  01/01/20     2,938,452                2,938,452
 11,340          11,340   Energy Northwest WA Elec Rev Columbia
                          Generating Ser A Rfdg (FSA Insd)                 5.500  07/01/17    11,620,438               11,620,438
  4,500           4,500   Energy Northwest WA Elec Rev Proj No 3 Ser A
                          Rfdg (FSA Insd)                                  5.500  07/01/17     4,611,285                4,611,285
 14,500          14,500   Energy Northwest WA Elec Rev Proj No 3 Ser A
                          Rfdg (FSA Insd)                                  5.500  07/01/18    14,789,130               14,789,130
  5,000           5,000   Energy Northwest WA Elec Rev Proj No 3 Ser B
                          Rfdg (FSA Insd) (a)                              6.000  07/01/16     5,424,200                5,424,200
  2,335           2,335   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids
                          Hydro Elec Rev Second Ser C Rfdg (AMBAC
                          Insd)                                            6.000  01/01/17     2,457,634                2,457,634

     VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND-VAN KAMPEN INSURED TAX
                                FREE INCOME FUND
                        PROFORMA PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)



 INSURED  FLORIDA
TAX FREE TAX FREE PROFORMA                                                                    INSURED     FLORIDA
  PAR      PAR      PAR                                                                      TAX FREE    TAX FREE      PROFORMA
 AMOUNT   AMOUNT  AMOUNT                                                                       MARKET     MARKET        MARKET
 (000)    (000)   (000)   DESCRIPTION                                     COUPON MATURITY      VALUE      VALUE          VALUE
                          WASHINGTON (Continued)
$ 1,025         $ 1,025   Grant Cnty, WA Pub Util Dist No 2 Wanapum Hydro
                          Elec Rev Second Ser C Rfdg (AMBAC Insd)          6.000% 01/01/17  $ 1,078,833                  $ 1,078,833
  3,335           3,335   Mason Cnty, WA Sch Dist (FGIC Insd)              5.125  12/01/20    3,275,770                    3,275,770
    350             350   Pierce Cnty, WA Swr Rev Ser A (Escrowed to
                          Maturity) (MBIA Insd)                            9.000  02/01/05      401,765                      401,765
  5,000           5,000   Port Seattle, WA Rev Ser A (FGIC Insd)           5.000  04/01/31    4,643,050                    4,643,050
  3,500           3,500   Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg
                          (FSA Insd)                                       5.500  03/01/17    3,590,405                    3,590,405
  2,000           2,000   Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg
                          (FSA Insd)                                       5.500  03/01/18    2,043,040                    2,043,040
  1,965           1,965   Tacoma, WA Solid Waste Util Rev Rfdg
                          (AMBAC Insd)                                     5.375  12/01/18    1,981,074                    1,981,074
  2,075           2,075   Tacoma, WA Solid Waste Util Rev Rfdg
                          (AMBAC Insd)                                     5.375  12/01/19    2,084,151                    2,084,151
  4,200           4,200   Tacoma, WA Solid Waste Util Rev Rfdg
                          (AMBAC Insd)                                     5.250  12/01/20    4,152,876                    4,152,876
  3,090           3,090   Washington St Pub Pwr Supply Sys Nuclear Proj
                          No 1 Rev Ser A Rfdg (AMBAC Insd)                 5.700  07/01/09    3,288,718                    3,288,718
  2,000           2,000   Washington St Ser R 99A Rfdg (FGIC Insd)         5.000  01/01/17    1,966,060                    1,966,060
                                                                                         -------------------------------------------
                                                                                             72,391,041             -     72,391,041
                                                                                         -------------------------------------------
                          WEST VIRGINIA 0.2%
  1,780           1,780   West Virginia Econ Dev Auth Lease Rev
                          Correctional Juvenile & Pub-A (MBIA Insd)        5.500  06/01/19    1,826,974             -      1,826,974
                                                                                         -------------------------------------------
                          WISCONSIN 1.6%
  2,325           2,325   Appleton, WI Wtrwks Rev Rfdg (FGIC Insd)         5.375  01/01/18    2,347,646                    2,347,646
  1,505           1,505   Oak Creek Franklin, WI Jt Sch Dist Rfdg
                          (FGIC Insd)                                      5.500  04/01/17    1,550,782                    1,550,782
  1,635           1,635   Oak Creek Franklin, WI Jt Sch Dist Rfdg
                          FGIC Insd)                                       5.500  04/01/19    1,670,512                    1,670,512
  1,350           1,350   Plover, WI Wtr Sys Rev (AMBAC Insd)              5.400  12/01/16    1,381,631                    1,381,631
  1,500           1,500   Plover, WI Wtr Sys Rev (AMBAC Insd)              5.500  12/01/18    1,533,300                    1,533,300
  1,270           1,270   Racine, WI Wtrwks Rev Sys Mtg (MBIA Insd)        5.250  09/01/14    1,302,703                    1,302,703
  1,405           1,405   Racine, WI Wtrwks Rev Sys Mtg (MBIA Insd)        5.250  09/01/16    1,420,034                    1,420,034
  3,950           3,950   Two Rivers, WI Pub Sch Dist Rfdg (FSA Insd)      6.000  03/01/18    4,225,671                    4,225,671
  3,920           3,920   University of Wisconsin Hosp & Clinics Auth Rev
                          (FSA Insd)                                       6.200  04/01/29    4,200,554                    4,200,554
                                                                                         -------------------------------------------
                                                                                             19,632,833             -     19,632,833
                                                                                         -------------------------------------------
                          WYOMING 0.2%
  2,000           2,000   Laramie Cnty, WY Hosp Rev Mem Hosp Proj
                          (AMBAC Insd)                                     6.700  05/01/12    2,091,840             -      2,091,840
                                                                                         -------------------------------------------
                          PUERTO RICO 0.3%
  3,000           3,000   Puerto Rico Indl Tourist Ed Med & Environmental
                          Ctl Fac Hosp Aux (MBIA Insd)                     6.250  07/01/16    3,233,520             -      3,233,520
                                                                                         -------------------------------------------
                TOTAL LONG-TERM INVESTMENTS    95.9%
                   (Cost $1,075,354,582; 75,268,149; and 1,150,622,731)                   1,114,210,778    77,731,090  1,191,941,868

                SHORT-TERM INVESTMENTS    4.0%
                   (Cost $49,410,000; 900,000; and 50,310,000)                               49,410,000       900,000     50,310,000
                                                                                         -------------------------------------------
                TOTAL INVESTMENTS    99.9%
                   (Cost $1,124,764,582; 76,168,149; and 1,200,932,731)                   1,163,620,778    78,631,090  1,242,251,868
                                                                                         -------------------------------------------
                ASSETS IN EXCESS OF OTHER LIABILITIES 0.1%                                   (1,613,545)    2,551,571        938,026
                                                                                         -------------------------------------------
                NET ASSETS    100.0%                                                     $1,162,007,233  $ 81,182,661 $1,243,189,894
                                                                                         -------------------------------------------



*              Zero coupon bond

(a)            Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC          - AMBAC Indemnity Corp.
BIGI           - Bond Investor Guaranty Inc.
Connie Lee     - Connie Lee Insurance Co.
FGIC           - Financial Guaranty Insurance Co.
FSA            - Financial Security Assurance Inc.
GNMA           - Government National Mortgage Association
MBIA           - Municipal Bond Investors Assurance Corp.

                 See Notes to Financial Statements

          VAN KAMPEN INSURED TAX FREE INCOME FUND-VAN KAMPEN FLORIDA
                          INSURED TAX FREE INCOME FUND
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2002
                                   (Unaudited)
                              Amounts in Thousands


                                                                         Van Kampen     Van Kampen
                                                                           Insured        Florida
                                                                          Tax Free       Tax Free
                                                                           Income         Income
                                                                            Fund           Fund     Adjustments    Proforma
                                                                         -----------    ----------- -----------   ----------
Total Investments (Cost of $1,124,765; $76,168;
and $1,200,933, respectively).........................................   $ 1,163,621    $    78,631    $    0     $1,242,252
Other Assets Less Liabilities ........................................        (1,614)         2,552       (46)           892
                                                                         -----------    -----------    ------     ----------
NET ASSETS ...........................................................   $ 1,162,007    $    81,183    $  (46)    $1,243,144
                                                                         ===========    ===========    ======     ==========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share) ................................   $ 1,120,196    $    80,828    $    -     $1,201,024
Net Unrealized Appreciation ..........................................        38,856          2,463         -         41,319
Accumulated Undistributed Net Investment Income ......................          (249)            13       (46)          (282)
Accumulated Net Realized Gain/(Loss) .................................         3,204         (2,121)        -          1,083
                                                                         -----------    -----------    ------     ----------
NET ASSETS ...........................................................   $ 1,162,007    $    81,183    $  (46)    $1,243,144
                                                                         ===========    ===========    ======     ==========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
     CLASS A
          Net Assets .................................................   $ 1,098,967    $    41,115    $  (43)    $1,140,039
          Shares Outstanding .........................................        60,005          2,714      (473)        62,250
                                                                         -----------    -----------    ------     ----------
          Net Asset Value Per Share ..................................   $     18.31    $     15.15               $    18.31
          Maximum Sales Charge (4.75% of offering price) ..............         0.91           0.76                     0.91
                                                                         -----------    -----------               ----------
          Maximum Offering Price to Public ...........................         19.22    $     15.91               $    19.22
                                                                         ===========    ===========               ==========

     CLASS B
          Net Assets .................................................   $    49,597    $    34,478    $   (2)    $   84,073
          Shares Outstanding .........................................         2,710          2,274      (390)         4,594
                                                                         -----------    -----------    ------     ----------
          Net Asset Value Per Share ..................................   $     18.30    $     15.16               $    18.30
                                                                         ===========    ===========               ==========

     CLASS C
          Net Assets .................................................   $    13,443    $     5,590        (1)    $   19,032
          Shares Outstanding .........................................           735            368       (62)         1,041
                                                                         -----------    -----------    ------     ----------
          Net Asset Value Per Share ..................................   $     18.28    $     15.19               $    18.28
                                                                         ===========    ===========               ==========


         * On sales of $100,000 or more, the sales charge will be reduced.


(1) The proforma statements are presented as if the Reorganization was effective March 31, 2002. The pro forma statements give the effect to the proposed exchange of Van Kampen Insured Tax Free Income Fund for assets and liabilities of the Van Kampen Florida Insured Tax Free Income Fund, with the Insured Tax Free Income Fund being the surviving entity. The proposed transaction will be accounted for in accordance with accounting principles generally accepted in the United States of America, as a tax-free reorganization. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that the Van Kampen Insured Tax Free Income Fund will sell any securities of the Van Kampen Florida Insured Tax Free Income Fund acquired in the reorganization other than in the ordinary course of business.

(2) The pro forma statements presume the issuance by the Van Kampen Insured Tax Free Income Fund of approximately 2,245,000 Class A Shares, 1,884,000 Class B Shares and 306,000 Class C Shares in exchange for the assets and liabilities of the Van Kampen Florida Insured Tax Free Income Fund.


(3) A non-recurring cost associated with this transaction of approximately $201,000 will be incurred. Approximately $155,000 will be borne by Van Kampen and approximately $46,000 or $0.00073 per share will be borne by the shareholders of the Van Kampen Insured Tax Free Income Fund.

           VAN KAMPEN INSURED TAX FREE INCOME FUND-VAN KAMPEN FLORIDA
                          INSURED TAX FREE INCOME FUND
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                       For the Year Ended March 31, 2002
                                  (Unaudited)
                              Amounts in Thousands


                                                        Insured    Florida
                                                        Tax Free   Tax Free
                                                         Income     Income
                                                          Fund       Fund    Adjustments   Proforma
                                                        --------   --------    --------    --------
INVESTMENT INCOME:
    Dividends ......................................    $      0   $      0    $      0    $      0
    Interest .......................................      62,648      4,108           -      66,756
                                                        --------   --------    --------    --------
      Total Income .................................      62,648      4,108           -      66,756
                                                        --------   --------    --------    --------
EXPENSES:
    Investment Advisory Fee ........................       6,062        408        (180)      6,290
    All Other Expenses (1) .........................       4,866        826        (252)      5,440
                                                        --------   --------    --------    --------
      Total Expense ................................      10,928      1,234        (432)     11,730
      Expense Reduction ............................           0        426    $    426           0
      Less Credits Earned on Cash Balances .........          50          2    $      0          52
                                                        --------   --------    --------    --------
      Net Expenses .................................      10,878        806          (6)     11,678
                                                        --------   --------    --------    --------
NET INVESTMENT INCOME ..............................    $ 51,770   $  3,302    $      6    $ 55,078
                                                        ========   ========    ========    ========

REALIZED AND UNREALIZED GAIN/LOSS:
    Realized Gain/Loss on Investments ..............    $  9,388   $  1,102                $ 10,490
    Net Unrealized Depreciation During the Period...     (33,036)    (2,479)          0     (35,515)
                                                        --------   --------    --------    --------
NET REALIZED AND UNREALIZED LOSS ...................    $(23,648)  $ (1,377)   $      0    $(25,025)
                                                        ========   ========    ========    ========

NET INCREASE IN NET ASSETS FROM OPERATIONS .........    $ 28,122   $  1,925   $       6    $ 30,053
                                                        ========   ========    ========    ========


(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

PART C: OTHER INFORMATION

     ITEM 15.  INDEMNIFICATION

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust,
(ii) having acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or
(iii) for a criminal proceeding had reasonable cause to believe the conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchase insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim damages or expense (including the reasonable cost of investing or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

          (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

          (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

          (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

          (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

ITEM 16.  EXHIBITS

 (1)  (a)     Agreement and Declaration of Trust(1)
      (b)     Certificate of Amendment(10)
      (c)     Second Amended and Restated Certificate of Designation for:
              (i) Van Kampen Insured Tax Free Income Fund(10)
              (ii) Van Kampen California Insured Tax Free Fund(10)
              (iii) Van Kampen Municipal Income Fund(10)
              (iv) Van Kampen Florida Insured Tax Free Income Fund(10)
              (v) Van Kampen New York Tax Free Income Fund(10)
              (vi) Van Kampen Michigan Tax Free Income Fund(10)
              (vii) Van Kampen Missouri Tax Free Income Fund(10)
              (viii) Van Kampen Ohio Tax Free Income Fund(10)
              Third Amended and Restated Certificate of Designation for:
              (ix) Van Kampen Intermediate Term Municipal Income Fund(10)
              (x) Van Kampen California Municipal Income Fund(13)
              (xi) Van Kampen Strategic Municipal Income Fund(15)
 (2)          By-Laws(1)
 (3)          Not Applicable
 (4)          Agreement and Plan of Reorganization (included as Appendix A to the Reorganization SAI)

 (5)          Specimen Certificate of Share of Beneficial Interest of:
              (i) Van Kampen Insured Tax Free Income Fund(1)
              (ii) Van Kampen Strategic Municipal Income Fund(1)
              (iii) Van Kampen California Insured Tax Free Fund(1)
              (iv) Van Kampen Municipal Income Fund(1)
              (v) Van Kampen Intermediate Term Municipal Income Fund(1)
              (vi) Van Kampen Florida Insured Tax Free Income Fund(1)
              (vii) Van Kampen New York Tax Free Income Fund(1)
              (viii) Van Kampen California Municipal Income Fund(13)
              (ix) Van Kampen Michigan Tax Free Income Fund(2)
              (x) Van Kampen Missouri Tax Free Income Fund(2)
              (xi) Van Kampen Ohio Tax Free Income Fund(2)
 (6)          Investment Advisory Agreement for:
              (i) Van Kampen Insured Tax Free Income Fund(3)
              (ii) Van Kampen Strategic Municipal Income Fund(3)
              (iii) Van Kampen California Insured Tax Free Fund(3)
              (iv) Van Kampen Municipal Income Fund(3)
              (v) Van Kampen Intermediate Term Municipal Income Fund(3)
              (vi) Van Kampen Florida Insured Tax Free Income Fund(3)
              (vii) Van Kampen New York Tax Free Income Fund(3)
              (viii) Van Kampen California Municipal Income Fund(13)
              (ix) Van Kampen Michigan Tax Free Income Fund(2)
              (x) Van Kampen Missouri Tax Free Income Fund(2)
              (xi) Van Kampen Ohio Tax Free Income Fund(2)
 (7)  (a)     Distribution and Service Agreement for:
              (i) Van Kampen Insured Tax Free Income Fund(3)
              (ii) Van Kampen Strategic Municipal Income Fund(3)
              (iii) Van Kampen California Insured Tax Free Fund(3)
              (iv) Van Kampen Municipal Income Fund(3)
              (v) Van Kampen Intermediate Term Municipal Income Fund(3)
              (vi) Van Kampen Florida Insured Tax Free Income Fund(3)
              (vii) Van Kampen New York Tax Free Income Fund(3)
              (viii) Van Kampen California Municipal Income Fund(13)
              (ix) Van Kampen Michigan Tax Free Income Fund(2)
              (x) Van Kampen Missouri Tax Free Income Fund(2)
              (xi) Van Kampen Ohio Tax Free Income Fund(2)
      (b)     Form of Dealer Agreement(4)
      (c)     Form of Broker Fully Disclosed Selling Agreement(4)
      (d)     Form of Bank Fully Disclosed Selling Agreement(4)
 (8)  (a)     Form of Trustee Deferred Compensation Plan(11)
      (b)     Form of Trustee Retirement Plan(11)
 (9)  (a)(1)  Custodian Contract for:
              (i) Van Kampen Insured Tax Free Income Fund(5)
              (ii) Van Kampen Strategic Municipal Income Fund(5)
              (iii) Van Kampen California Insured Tax Free Fund(5)
              (iv) Van Kampen Municipal Income Fund(5) and (6)
              (v) Van Kampen Intermediate Term Municipal Income Fund(5)
              (vi) Van Kampen Florida Insured Tax Free Income Fund(5)
              (vii) Van Kampen New York Tax Free Income Fund(5)
              (viii) Van Kampen California Municipal Income Fund(2) and
                (5)
              (ix) Van Kampen Michigan Tax Free Income Fund(2) and (7)
              (x) Van Kampen Missouri Tax Free Income Fund(2) and (7)
              (xi) Van Kampen Ohio Tax Free Income Fund(2) and (7)

           (2)        Amendment to Custodian Contract(15)
           (b)        Transfer Agency and Service Agreement(5)
     (10)  (a)        Plan of Distribution Pursuant to Rule 12b-1 for:
                      (i) Van Kampen Insured Tax Free Income Fund(1)
                      (ii) Van Kampen Strategic Municipal Income Fund(1)
                      (iii) Van Kampen California Insured Tax Free Fund(1)
                      (iv) Van Kampen Municipal Income Fund(1)
                      (v) Van Kampen Intermediate Term Municipal Income Fund(1)
                      (vi) Van Kampen Florida Insured Tax Free Income Fund(1)
                      (vii) Van Kampen New York Tax Free Income Fund(1)
                      (viii) Van Kampen California Municipal Income Fund(13)
                      (ix) Van Kampen Michigan Tax Free Income Fund(2)
                      (x) Van Kampen Missouri Tax Free Income Fund(2)
                      (xi) Van Kampen Ohio Tax Free Income Fund(2)
           (b)        Form of Shareholder Assistance Agreement(4)
           (c)        Form of Administrative Services Agreement(4)
           (d)        Service Plan for:
                      (i) Van Kampen Insured Tax Free Income Fund(1)
                      (ii) Van Kampen Strategic Municipal Income Fund(1)
                      (iii) Van Kampen California Insured Tax Free Fund(1)
                      (iv) Van Kampen Municipal Income Fund(1)
                      (v) Van Kampen Intermediate Term Municipal Income Fund(1)
                      (vi) Van Kampen Florida Insured Tax Free Income Fund(1)
                      (vii) Van Kampen New York Tax Free Income Fund(1)
                      (viii) Van Kampen California Municipal Income Fund(13)
                      (ix) Van Kampen Michigan Tax Free Income Fund(2)
                      (x) Van Kampen Missouri Tax Free Income Fund(2)
                      (xi) Van Kampen Ohio Tax Free Income Fund(2)
     (11)  (a)        Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois) for:
                      (i) Van Kampen Insured Tax Free Income Fund+
                      (ii) Van Kampen Strategic Municipal Income Fund(8)
                      (iii) Van Kampen California Insured Tax Free Fund(8)
                      (iv) Van Kampen Municipal Income Fund(8)
                      (v) Van Kampen Intermediate Term Municipal Income Fund(8)
                      (vi) Van Kampen Florida Insured Tax Free Income Fund(8)
                      (vii) Van Kampen New York Tax Free Income Fund(8)
                      (viii) Van Kampen California Municipal Income Fund(13)
           (b)        Consent of Skadden, Arps, Slate, Meagher and Flom (Illinois)+
     (12)             Tax Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois) relating to the Reorganization++
     (13)  (a)        Fund Accounting Agreement(5)
           (b)        Legal Services Agreement(3)
     (14)  (a)        Consent of KPMG LLP+
           (b)        Consent of Ernst & Young LLP+
     (15)             Not Applicable
     (16)             Power of Attorney(15)
     (17)  (a)        Form of Proxy Card for Target Fund(16)
           (b)        Prospectus of Target Fund+


---------------
 (1) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1996.
 (2) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on September 30, 1994.

 (3) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 30, 1998.
 (4) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on August 1, 1995.
 (5) Incorporated herein by reference to Post-Effective Amendment No. 50 to Van Kampen American Capital Comstock Fund, File No. 2-27778 filed on April 27, 1998.
 (6) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed May 25, 1990.
 (7) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration on Form N-1A, File Number 2-99715, filed February 22, 1988.
 (8) Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on April 29, 1997.
 (9) Incorporated herein by reference to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed August 15, 1985.
(10) Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on November 25, 1998.
(11) Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on January 7, 2000.
(12) Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on January 28, 1999.
(13) Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on March 7, 2000.
(14) Incorporated herein by reference to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on January 26, 2001.
(15) Incorporated herein by reference to Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A, File Number 2-99715, filed on January 25, 2002.

(16) Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed on May 21, 2002.

  + Filed herewith.
 ++ To be filed by further amendment.

ITEM 17.  UNDERTAKINGS.

     (1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees that, if the Reorganization discussed in the registration statement closes, the Registrant shall file with the Securities and Exchange Commission by post-effective amendment an opinion of counsel supporting the tax matters discussed in the registration statement.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON BEHALF OF THE REGISTRANT IN THE CITY OF OAKBROOK TERRACE AND STATE OF ILLINOIS, ON THE 21ST DAY OF JUNE 2002.


                                          VAN KAMPEN TAX FREE TRUST


                                          By       /s/ SARA L. BADLER

                                            ------------------------------------

                                                       Sara L. Badler


                                                    Assistant Secretary



     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED, ON JUNE 21, 2002.



                      SIGNATURE                                              TITLE
                      ---------                                              -----
Principal Executive Officer:

             /s/ RICHARD F. POWERS, III*                 Trustee and President
-----------------------------------------------------
               Richard F. Powers, III

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                    Vice President, Treasurer and Chief Financial
-----------------------------------------------------      Officer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                    Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                     Trustee
-----------------------------------------------------
                   Jerry D. Choate

               /s/ LINDA HUTTON HEAGY*                   Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                    Trustee
-----------------------------------------------------
                  R. Craig Kennedy

               /s/ MITCHELL M. MERIN*                    Trustee
-----------------------------------------------------
                  Mitchell M. Merin

                 /s/ JACK E. NELSON*                     Trustee
-----------------------------------------------------
                   Jack E. Nelson

                /s/ WAYNE W. WHALEN*                     Trustee and Chairman
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE W. WOOLSEY*                   Trustee
-----------------------------------------------------
                 Suzanne W. Woolsey
------------
* Signed by Sara L. Badler pursuant to a power of attorney.

                 /s/ SARA L. BADLER
-----------------------------------------------------
                   Sara L. Badler
                  Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14
                           VAN KAMPEN TAX FREE TRUST


EXHIBIT
-------
  11(a)  Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)
  11(b)  Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
  14(a)  Consent of KPMG LLP
  14(b)  Consent of Ernst & Young LLP
  17(b)  Prospectus of Target Fund